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                  ACCESSOR FUNDS, INC. -- ADVISOR CLASS SHARES

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                                   PROSPECTUS


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           [LOGO] ACCESSOR                             APRIL 29, 2004
                  ------                         Revised February 22, 2005


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     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

             NOT FDIC INSURED    NO BANK GUARANTEE    MAY LOSE VALUE

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                                   accessor 1

================================================================================
                               TABLE OF CONTENTS
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THE FUNDS
   Growth Fund Details and Performance........................................4
   Value Fund Details and Performance.........................................6
   Small to Mid Cap Fund Details and Performance..............................8
   International Equity Fund Details and Performance.........................10
   High Yield Bond Fund Details and Performance..............................12
   Intermediate Fixed-Income Fund Details and Performance....................14
   Short-Intermediate Fixed-Income Fund Details and Performance..............16
   Mortgage Securities Fund Details and Performance..........................18
   U.S. Government Money Fund Details and Performance........................20
   Income Allocation Fund Details and Performance............................22
   Income & Growth Allocation Fund Details and Performance...................24
   Balanced Allocation Fund Details and Performance..........................26
   Growth & Income Allocation Fund Details and Performance...................28
   Growth Allocation Fund Details and Performance............................30
   Aggressive Growth Allocation Fund Details and Performance.................32
   Fund Expenses.............................................................34
   Securities and Risks......................................................36
   Management, Organization and Capital Structure............................42

SHAREHOLDER INFORMATION
   Purchasing Fund Shares....................................................50
   Exchanging Fund Shares....................................................53
   Redeeming Fund Shares.....................................................54
   Dividends and Distributions...............................................55
   Valuation of Securities...................................................56
   Taxation..................................................................56
   Service & Distribution Arrangements.......................................57
   Privacy Policy............................................................57
   Financial Highlights......................................................58

APPENDIX A
   Description of Fund Indices...............................................73


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                                   accessor 2

================================================================================
                               THE ACCESSOR FUNDS
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o    A family of 16 mutual funds, each with four classes of shares, and one with five classes of shares. This Prospectus describes the Advisor Class Shares of 15 of the Funds, which are divided into nine "Underlying Funds" and six "Allocation Funds," each a "Fund" and collectively the "Funds" as listed below:


UNDERLYING EQUITY FUNDS:                UNDERLYING FIXED-INCOME FUNDS:
    Growth Fund                             High Yield Bond Fund
    Value Fund                              Intermediate Fixed-Income Fund
    Small to Mid Cap Fund                   Short-Intermediate Fixed-Income Fund
    International Equity Fund               Mortgage Securities Fund
                                            U.S. Government Money Fund

ALLOCATION FUNDS:                       ALLOCATION FUNDS:
    Income Allocation Fund                  Growth & Income Allocation Fund
    Income & Growth Allocation Fund         Growth Allocation Fund
    Balanced Allocation Fund                Aggressive Growth Allocation Fund

For information about the other classes of Accessor Funds, please request the current Accessor Funds Prospectuses.

o    A variety of equity, fixed-income and balanced mutual funds.

o When used together, designed to help investors realize the benefits of asset allocation and diversification.

o    Managed and  administered  by Accessor  Capital  Management  LP  ("Accessor
Capital").

o The Underlying Funds are sub-advised by money managers ("Money Managers") who are selected and supervised by Accessor Capital (other than the U.S. Government Money Fund, which is advised directly by Accessor Capital).

Each of the Accessor Allocation Funds is a "fund of funds" and shares the same investment approach. Each Allocation Fund seeks to maintain a mix of asset classes within an established range ("target"), and each invests in a combination of the Advisor Class Shares of the Underlying Funds, which represent specific market segments. The Allocation Funds are designed to help investors realize the benefits of asset allocation and diversification. Each Allocation Fund pursues a different investment goal by investing in different combinations of the Underlying Funds, which are described below. You may choose to invest in any of the Allocation Funds based on your investment goals, investment time horizons, personal risk tolerances, and financial circumstances. Each Allocation Fund's performance will reflect the performance of different asset classes or different segments within an asset class. By investing in a combination of mutual funds, the Allocation Funds can offer additional diversification within a single investment.

Each Allocation Fund seeks to maintain broad exposure to several markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments that are rising. The level of diversification the Allocation Funds obtain from being invested in a number of Underlying Funds may reduce the risk associated with an investment in a single Underlying Fund. This risk may be further reduced because each Underlying Fund's investments are also spread over a range of issuers, industries and, in the case of the International Equity Fund, countries. For more details regarding the principal risks of the Allocation Funds based on the principal risks of the Underlying Funds, please see "Summary of Principal Risks" on page 38.

================================================================================

DIVERSIFICATION is the spreading of risk among a group of investment assets. Within a portfolio of investments, it means reducing the risk of any individual security by holding securities of a variety of companies. In a broader context, diversification means investing among a variety of security types to reduce the importance of any one type or class of security.

ASSET ALLOCATION is a logical extension of the principle of diversification. It is a method of mixing different types of investments (for example, stocks and bonds) in an effort to enhance returns and reduce risks.

                                     * * *

DIVERSIFICATION AND ASSET ALLOCATION DO NOT, HOWEVER, GUARANTEE INVESTMENT RESULTS.
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                                   accessor 3

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[Graphic]                        UNDERLYING FUND
                               GROWTH FUND DETAILS
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE  The Growth Fund seeks capital growth.

PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of such issuers. The Fund invests primarily in stocks of companies that Enhanced Investment Technologies LLC ("INTECH"), the Fund's Money Manager, believes will outperform peer companies, while maintaining an overall risk level similar to that of the Fund's benchmark, the S&P 500 BARRA/Growth Index. To help control risk, the Money Manager compares the Fund's economic sector weightings to |-----------------------------------
a  broad   index  of   primarily   large    |SPECIAL   NOTE:   Accessor   Funds'
capitalization  companies,  such  as the    |domestic  equity funds are designed
S&P 500 Index, and normally avoids |so that investments in companies as extreme overweighting or underweighting |represented by the S&P 500 Index
relative to that index. The Money |could be approximated by equal Manager attempts to exceed the |investments in the Accessor Growth performance of its benchmark over a |Fund and Accessor Value Fund. The
cycle of five years, by investing |Accessor Small to Mid Cap Fund is primarily in stock of companies that are |primarily designed to invest in expected to experience higher than |domestic stocks outside the S&P 500 average growth of earnings or higher |Index. As of March 31, 2004, the
than average capital appreciation. The |market capitalization of the S&P Fund may also engage in various |500 Index ranged from $928 million
portfolio   strategies   (for   example,    |for the  smallest  company  to $313
futures or options) to reduce certain |billion for the largest company. risks of its investments and may thereby |The weighted average market value enhance income, but not for speculation. |of the Index was $21.8 billion,
                                            |which may vary from month to month.
The Fund pursues its objective by |Neither the Growth Fund nor the applying a mathematical portfolio |Value Fund currently have a
management   process  to   construct  an    |specific        target       market
investment portfolio from the universe |capitalization range, however the of common stocks within its benchmark |Money Managers generally limit index. The mathematical process uses the |investments to companies in the S&P
natural tendency of stock prices to vary    |500 Index.
over time  (volatility)  in  determining    |-----------------------------------
the selection of securities and their weightings in the Fund's holdings. INTECH pursues its objective by identifying stocks with higher average volatility than the Growth Fund's benchmark index and combining those stocks in a manner that INTECH believes does not increase the overall portfolio volatility above that of the benchmark index. INTECH seeks to select stocks with higher average volatility than the benchmark index by reviewing historical stock prices and estimating future volatility. More volatile stocks may tend to reside on the smaller cap end of the index. INTECH approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory , market or economic developments.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 4

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[Graphic]                        UNDERLYING FUND
                             GROWTH FUND PERFORMANCE
--------------------------------------------------------------------------------

The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on March 1, 2004. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.

--------------------------------------------------------------------------------
                   GROWTH FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

[GRAPHIC]                                                        YEAR-TO-DATE
                                                                     1.78%
                                                                AS OF 3/31/04
AS OF 12/31 EACH YEAR                                           --------------
                                                                 BEST QUARTER
3.99 34.32 19.83 33.24 46.65 25.87 -23.58 -15.30 -24.26 21.90       27.65%
-------------------------------------------------------------    4TH QTR 1998
 94    95    96   97    98    99     00      01     02    03    --------------
                                                                 WORST QUARTER
                                                                    -18.71%
                                                                 1ST QTR 2001
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------


FOR THE PERIODS ENDED 12/31/03                                    1 YEAR           5 YEARS         10 YEARS
------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                         21.90%           -5.54%            9.42%
Fund returns after taxes on distributions                         21.81%           -5.72%            7.86%
Fund returns after taxes on distributions & sale of Fund shares   14.35%           -4.63%            7.56%
S&P 500/BARRA Growth Index1                                       25.66%           -3.49%           11.12%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
------------------------------------------------------------------------------------------------------------

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.














--------------------------------------------------------------------------------
(1) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY. THE S&P 500/BARRA GROWTH INDEX IS AN UNMANAGED INDEX OF GROWTH STOCKS IN THE S&P 500. LARGE CAPITALIZATION GROWTH STOCKS ARE THE STOCKS WITHIN THE S&P 500 THAT GENERALLY HAVE HIGH EXPECTED EARNINGS GROWTH AND HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS.
================================================================================
                                   accessor 5

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[Graphic]                        UNDERLYING FUND
                               VALUE FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE  The Value Fund seeks capital growth.

PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing principally in common and preferred stocks, convertible securities, and rights and warrants of companies whose stocks have lower price multiples (either price/earnings or price/book value) than others in their industries; or which, in the opinion of the Money Manager, have improving fundamentals (such as growth of earnings and dividends). The Fund seeks to invest primarily in stocks of companies that Wellington Management Company, LLP ("Wellington Management"), the Fund's Money Manager, believes are undervalued. To help control risk, the Money Manager compares the Fund's economic sector weightings to a broad index of primarily large capitalization companies, such as those in the S&P 500 Index, and normally avoids extreme ------------------------------------
overweighting or underweighting relative    |SPECIAL   NOTE:   Accessor   Funds'
to  that  index.  Wellington  Management    |domestic  equity funds are designed
attempts to exceed the performance of |so that investments in companies as the Fund's benchmark, the S&P 500/BARRA |represented by the S&P 500 Index
Value Index, over a cycle of five years. |could be approximated by equal The Fund may also engage in various |investments in the Accessor Growth portfolio strategies (for example, |Fund and Accessor Value Fund. The options) to reduce certain risks of its |Accessor Small to Mid Cap Fund is investments and to enhance income, but |primarily designed to invest in
not for speculation.                        |domestic stocks outside the S&P 500
                                            |Index.  As of March 31,  2004,  the
Wellington Management uses a disciplined |market capitalization of the S&P structured investment approach and |500 Index ranged from $928 million quantitative analytical techniques |for the smallest company to $313
designed to identify stocks that |billion for the largest company. Wellington Management believes have the |The weighted average market value highest probability of outperforming |of the Index was $21.8 billion,
their  peers  coupled  with a  portfolio    |which may vary from month to month.
construction process designed to keep |Neither the Growth Fund nor the the overall portfolio risk |Value Fund currently have a
characteristics  similar  to that of the    |specific        target       market
benchmark. Wellington Management focuses |capitalization range, however the on companies that may be temporarily out |Money Managers generally limit of favor or whose earnings or assets may |investments to companies in the S&P
not be fully  reflected  in their  stock    |500 Index.
prices.  Investment  selections  may  be    ------------------------------------
based on fundamental economic, market and other factors which may lead to variation by economic sectors, geographic region, industry or other criteria appropriate to meet the Fund's objective. Securities are sold when the Money Manager believes that the investment has achieved its intended purpose, when upside potential is considered limited, or when more attractive opportunities are available.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory , market or economic developments.




--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 6

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                             VALUE FUND PERFORMANCE
--------------------------------------------------------------------------------

The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on January 10, 2001. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.

--------------------------------------------------------------------------------
                    VALUE FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

[GRAPH]
                                                               YEAR-TO-DATE
AS OF 12/31 EACH YEAR                                              2.92%
                                                               AS OF 3/31/04
                                                               -------------
-1.93 33.25 23.94 32.94 12.89 6.87 2.38 -9.48 -23.01 30.50      BEST QUARTER
----------------------------------------------------------         18.96%
  94   95    96     97    98   99   00    01     02    03       4TH QTR 1998
                                                               -------------
                                                               WORST QUARTER
                                                                  -17.76%
                                                                3RD QTR 2002
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------


FOR THE PERIODS ENDED 12/31/03                                    1 YEAR           5 YEARS         10 YEARS
-----------------------------------------------------------------------------------------------------------
Fund returns before taxes                                         30.50%           -0.10%            9.23%
Fund returns after taxes on distributions                         30.28%           -1.12%            7.20%
Fund returns after taxes on distributions & sale of Fund shares   20.06%           -0.58%            7.02%
S&P 500/BARRA Value Index1                                        31.79%            1.95%           10.55%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
-----------------------------------------------------------------------------------------------------------

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------
(1) THE S&P 500/BARRA VALUE INDEX IS AN UNMANAGED INDEX OF VALUE STOCKS IN THE S&P 500. LARGE CAPITALIZATION VALUE STOCKS ARE THE STOCKS WITHIN THE S&P 500 THAT GENERALLY ARE PRICED BELOW THE MARKET AVERAGE BASED ON EARNINGS AND LOWER THAN AVERAGE PRICE-TO-BOOK RATIOS.
--------------------------------------------------------------------------------
                                   accessor 7

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[Graphic]                        UNDERLYING FUND
                          SMALL TO MID CAP FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE  The Small to Mid Cap Fund seeks capital growth.

PRINCIPAL  INVESTMENT  STRATEGIES  The Fund seeks to achieve  its  objective  by investing at least 80% of its assets in stocks of small and medium capitalization issuers. This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change. Generally, small capitalization issuers have a capitalization of $1 billion or less at the time of investment and medium capitalization issuers have a capitalization ranging from $1 billion to $10 billion at the time of investment. In addition, the Fund will seek to maintain an average market capitalization similar to and will attempt to have a roughly similar distribution of stocks by market capitalization as the Fund's benchmark, the Dow Jones Wilshire 4500 Completion* Index. The Fund invests principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of such issuers. Investment selections may be based on fundamental economic, market and other factors which may lead to |------------------------------------
variation by economic sectors, |SPECIAL NOTE: As of November 30, geographic region, industry or other |2004, the market capitalization of criteria appropriate to meet the Fund's |the Dow Jones Wilshire 4500
objective. The Fund may also engage in |Completion Index ranged from under various portfolio strategies (for |$1 million for the smallest company
example, options or futures) to reduce |to $86.2 billion for the largest certain risks of its investments and may |company. The weighted average market thereby enhance income, but not for |value of the Index was $7.3 billion,
speculation.                               |which may vary from month to month.
                                           -------------------------------------
SSgA Funds Management, Inc. ("SSgA"), the Fund's Money Manager, uses a multifactor stock evaluation model to help it identify stocks within each industry that SSgA believes has the best growth potential. SSgA's sophisticated model takes into account transaction costs and the complex risk characteristics of the portfolio relative to the index. The Money Manager attempts to exceed the performance of the Fund's benchmark, the Dow Jones Wilshire 4500 Completion Index over a cycle of five years by investing primarily in stocks of companies that are expected to experience higher than average growth of earnings or higher than average capital appreciation.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o Smaller Company Risk. Securities of small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory , market or economic developments.



* EFFECTIVE OCTOBER 1, 2004 THE BENCHMARK INDEX WAS CHANGED FROM THE DOW JONES WILSHIRE 4500 COMPLETION INDEX (FULL MARKET CAPITALIZATION) TO THE DOW JONES COMPLETION INDEX (FLOAT ADJUSTED). THE NEW BENCHMARK REFLECTS JUST THOSE SHARES OF A SECURITY THAT ARE AVAILABLE FOR PUBLIC TRADING.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 8

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                        SMALL TO MID CAP FUND PERFORMANCE
--------------------------------------------------------------------------------

The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on June 1, 2001. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.

--------------------------------------------------------------------------------
              SMALL TO MID CAP FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                            YEAR-TO-DATE
                                                                       5.33%
AS OF 12/31 EACH YEAR                                              AS OF 3/31/04
                                                                   -------------
                                                                   BEST QUARTER
-4.07 31.98 24.85 36.14 15.98 27.26 -18.22 -14.13 -14.70 43.91        24.23%
--------------------------------------------------------------     4TH QTR 1998
  94   95     96    97    98    99     00     01     02   03       -------------
                                                                   WORST QUARTER
                                                                      -19.66%
                                                                   3RD QTR 2001

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

FOR THE PERIODS ENDED 12/31/03                                    1 YEAR           5 YEARS         10 YEARS
-----------------------------------------------------------------------------------------------------------
Fund returns before taxes                                         43.91%            1.87%           10.60%
Fund returns after taxes on distributions                         43.87%            0.49%            8.35%
Fund returns after taxes on distributions & sale of Fund shares   28.58%            0.87%            8.07%
Wilshire 4500 Index1                                              43.84%            4.12%            9.79%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
-----------------------------------------------------------------------------------------------------------

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.





--------------------------------------------------------------------------------

(1) THE WILSHIRE 4500 INDEX IS AN UNMANAGED INDEX OF STOCKS OF MEDIUM AND SMALL CAPITALIZATION COMPANIES NOT IN THE S&P 500. THE NAME OF THE WILSHIRE 4500 INDEX WAS CHANGED IN MAY 2004 TO THE DOW JONES WILSHIRE 4500 COMPLETION INDEX.

================================================================================
                                   accessor 9

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                        INTERNATIONAL EQUITY FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE  The International Equity Fund seeks capital growth.

PRINCIPAL INVESTMENT STRATEGIES Under normal conditions, the Fund will invest at least 80% of its assets in equity securities, including common stocks, preferred stocks, convertible securities, warrants and American Depository Receipts ("ADRs"). Normally, the Fund will primarily invest in the stocks of companies domiciled in Europe (including, but not limited to, France, Germany, Italy, the Netherlands, Spain, Scandinavia, Switzerland and the United Kingdom) and the Far East (including Hong Kong, Japan, Singapore, and Malaysia), Australia, Canada, emerging markets and other countries or areas that the Fund's Money Manager may select from time to time. This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund normally intends to maintain investments in at least three different countries outside the United States. The Fund may invest a substantial part of its assets in just one country. The Fund is intended to provide investors with exposure to a broad spectrum of international equity securities. Therefore, the Fund may invest in companies that are in developed countries, as well as companies in countries or economies generally considered to be emerging or developing markets by the World Bank, the International Finance Corporation, the United Nations or its authorities. The Fund may invest in companies that exhibit growth characteristics as well as those that might be considered good values, and these companies may vary in size from small to very large. The Fund may also engage in various portfolio strategies (for example, options or futures) to reduce certain risks of its investments and may thereby enhance income, but not for speculation.

J.P. Morgan Fleming Asset Management (London) Limited ("JPMorgan Fleming"), the Fund's Money Manager, uses an investment process designed to capture strong stock picking skills of the manager's regional investment teams. Stock selection is expected to be the main driver of returns. Although the process of security selection will vary across different geographic regions and industries, reflecting differences in local market conditions, the overall process retains a number of strong common themes. These may be summarized as: an emphasis on `bottom-up' security selection driven by fundamental research and analysis and extensive direct contact with company management. A team of experienced portfolio constructors, using disciplined portfolio construction and formal risk control, attempts to outperform the Fund's benchmark, the Morgan Stanley Capital International ("MSCI") EAFE+EM(R) Index. See Appendix A for a list of countries included in the MSCI EAFE+EM Index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o Smaller Company Risk. Securities of small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory , market or economic developments.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 10

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                      INTERNATIONAL EQUITY FUND PERFORMANCE
--------------------------------------------------------------------------------

The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on January 10, 2002. The chart and table reflect results achieved by the previous Money Managers prior to that date.

--------------------------------------------------------------------------------
            INTERNATIONAL EQUITY FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                       YEAR-TO-DATE
                                                                  3.63%
AS OF 12/31 EACH YEAR                                         AS OF 3/31/04
                                                              -------------
7.63 13.78 10.96 16.07 48.93 -24.55 -24.82 -14.83 34.30       BEST QUARTER
--------------------------------------------------------         30.20%
 95   96    97    98    99      00     01     02    03        4TH QTR 1999
                                                              -------------
                                                              WORST QUARTER
                                                                 -20.83%
                                                              3RD QTR 2002
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                                    SINCE
FOR THE PERIODS ENDED 12/31/03                                    1 YEAR           5 YEARS       INCEPTION*
------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                         34.30%           -0.68%            4.35%
Fund returns after taxes on distributions                         34.30%           -2.02%            3.32%
Fund returns after taxes on distributions & sale of Fund shares   22.30%           -1.04%            3.38%
MSCI EAFE+EM Index1                                               40.71%            1.15%            3.77%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)         *10/3/94 INCEPTION DATE. INDEX MEASURED FROM 9/30/94
------------------------------------------------------------------------------------------------------------------------

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.





--------------------------------------------------------------------------------
(1) THE MSCI EAFE + EM INDEX (formerly the MSCI EAFE+EMF INDEX) IS AN UNMANAGED INDEX OF 48 DEVELOPED (EXCLUDING THE UNITED STATES AND CANADA) AND EMERGING MARKET COUNTRIES, INCLUDING JAPAN, THE UNITED KINGDOM, GERMANY AND FRANCE.
================================================================================
                                   accessor 11

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                          HIGH YIELD BOND FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The High Yield Bond Fund seeks high current income.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests in debt securities, which include corporate bonds. Under normal conditions, the Fund will invest at least 80% of its assets in lower-rated, high-yield corporate bonds commonly referred to as "junk bonds." This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change. High yield debt securities are those rated lower than BBB by Standard & Poor's Corporation ("S&P") or lower than Baa by Moody's Investors Services, Inc. ("Moody's"), or unrated securities |-----------------------------------
judged to be of comparable quality by |DURATION: one of the fundamental the Money Manager. The Fund will |tools used by money managers in normally invest in securities that, at |security selection, is a measure of the time of initial investment, are |the price sensitivity of a debt
rated lower than BBB- and higher than |security or a portfolio of debt CC+ by S&P or rated lower than Baa3 and |securities to relative changes in higher than Ca by Moody's. The Fund will |interest rates. For instance, a
normally      seek     an      aggregate    |duration  of  "three"  means that a
dollar-weighted average portfolio |portfolio's or security's price duration that does not vary outside of a |would be expected to decrease by band of plus or minus 20% from that of |approximately 3% with a 1% increase the Fund's benchmark, the Lehman |in interest rates (assuming a Brothers U.S. Corporate High Yield |parallel shift in the yield curve). Index. The Money Manager will attempt to |As of March 31, 2004, the Lehman exceed the total return performance of |Brothers U.S. Corporate High Yield the Lehman Brothers U.S. Corporate High |Index duration was 4.84 years, Yield Index. The Fund may also invest in |although the duration will likely
dollar denominated,  noninvestment grade    |vary in the future.
bonds of foreign  issuers  that,  at the    |-----------------------------------
time of initial investment, are rated as lower than BBB- and higher than CC+ by S&P or rated lower than Baa3 and higher than Ca by Moody's. The Money Manager may invest in unrated securities of domestic or foreign issuers that the Money Manager or Accessor Capital determines to be of comparable quality. The Fund may also invest in preferred stocks, convertible securities, and non-income producing high-yield bonds, such as zero coupon bonds, which pay interest only at maturity, or payment-in-kind bonds, which pay interest in the form of additional securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and attempt to enhance income, but not for speculation.

Financial Management Advisors, LLC ("FMA"), the Fund's Money Manager, selects debt securities on a company-by company basis, emphasizing fundamental research and a long-term investment horizon. Investment selections will be based on fundamental economic, market and other factors leading to variation by sector, maturity, quality and such other criteria appropriate to meet the Fund's objective. Their analysis focuses on the nature of a company's business, its strategy, and the quality of its management. Based on this analysis, FMA looks primarily for companies whose prospects are stable or improving, and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive, in the opinion of FMA, because they offer better assurance of debt repayment.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.





--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 12

================================================================================

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Sector Risk. Issuers with an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                        HIGH YIELD BOND FUND PERFORMANCE
--------------------------------------------------------------------------------

The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
              HIGH YIELD BOND FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                          YEAR-TO-DATE
                                                                     1.68%
AS OF 12/31 EACH YEAR                                           AS OF 3/31/04
                                                                -------------
                                                                 BEST QUARTER
5.19  1.42  24.24                                                    8.53%
-----------------                                                2ND QTR 2003
 01    02    03                                                 -------------
                                                                 WORST QUARTER
                                                                    -3.74%
                                                                 3RD QTR 2001
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                                    SINCE
FOR THE PERIODS ENDED 12/31/03                                                      1 YR          INCEPTION*
------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                          24.24%            7.39%
Fund returns after taxes on distributions                                          20.34%            3.77%
Fund returns after taxes on distributions & sale of Fund shares                    15.50%            3.97%
Lehman Brothers U.S. Corporate High Yield Index1                                   28.96%            7.74%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)            *5/1/00 INCEPTION DATE, INDEX MEASURED FROM 4/30/00
------------------------------------------------------------------------------------------------------------------------

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX IS AN UNMANAGED INDEX OF FIXED-RATE CORPORATE BONDS RATED BELOW INVESTMENT GRADE.
================================================================================
                                   accessor 13

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                     INTERMEDIATE FIXED-INCOME FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Intermediate Fixed-Income Fund seeks generation of current income.

PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing at least 80% of its assets in fixed-income securities. This policy may not be materially changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund primarily invests in corporate bonds, U.S. Government or agency securities and asset-backed securities that are of investment grade quality or that are unrated but judged to be of comparable quality or higher by the Money Manager. The Fund will normally seek to have a dollar-weighted average portfolio duration of between three and eight years and normally invests in securities so that |-----------------------------------
the Fund's duration does not vary more |DURATION: one of the fundamental or less than 20% from that of the Fund's |tools used by money managers in benchmark, the Lehman Brothers |security selection, is a measure of Government/Credit Index (the "LBGC |the price sensitivity of a debt
Index"). The Fund invests principally in |security or a portfolio of debt debt securities rated A or higher by S&P |securities to relative changes in or Moody's at the time of purchase. The |interest rates. For instance, a
Fund may invest up to 20% of its net |duration of "three" means that a assets in securities rated BBB by S&P or |portfolio's or security's price Baa by Moody's and up to 6% of its net |would be expected to decrease by assets in securities rated BB by S&P or |approximately 3% with a 1% increase Ba by Moody's or debt securities unrated |in interest rates (assuming a but judged to be of comparable quality |parallel shift in the yield curve). by the Money Manager. The Fund may also |As of March 31, 2004, the LBGC invest in mortgage-backed securities. |Index duration was 5.48 years,
The  Money  Manager  will  also  seek to    |although the  duration  will likely
enhance   returns  through  the  use  of    |vary in the future.
certain   trading   strategies  such  as     -----------------------------------
purchasing odd lot securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.

Cypress Asset Management ("Cypress"), the Fund's Money Manager, uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBGC Index. Cypress usually seeks to enhance the Fund's returns by systematically overweighting its investments in the corporate sector as compared to the Index. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by sector, maturity, quality and other criteria appropriate to meet the Fund's objective. The Fund may purchase lower rated debt securities when the Money Manager views the issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities. The Money Manager will attempt to exceed the total return performance of the LBGC Index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 14

================================================================================

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                   INTERMEDIATE FIXED-INCOME FUND PERFORMANCE
--------------------------------------------------------------------------------

The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on September 21, 1998. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.

--------------------------------------------------------------------------------
         INTERMEDIATE FIXED-INCOME FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                          YEAR-TO-DATE
                                                                     3.01%
AS OF 12/31 EACH YEAR                                           AS OF 3/31/04
                                                                -------------
-5.24 18.26 2.56 8.62 8.38 -3.58 10.17 8.00 11.70 4.93           BEST QUARTER
------------------------------------------------------               6.13%
  94   95    96   97   98    99    00   01    02   03            2ND QTR 1995
                                                                -------------
                                                                 WORST QUARTER
                                                                    -3.53%
                                                                 1ST QTR 1994
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

FOR THE PERIODS ENDED 12/31/03                                    1 YEAR           5 YEARS         10 YEARS
-----------------------------------------------------------------------------------------------------------
Fund returns before taxes                                          4.93%            6.10%            6.17%
Fund returns after taxes on distributions                          2.76%            3.67%            3.75%
Fund returns after taxes on distributions & sale of Fund shares    3.69%            3.74%            3.76%
Lehman Brothers Government/Credit Index1                           4.68%            6.65%            6.82%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
-----------------------------------------------------------------------------------------------------------

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX IS AN UNMANAGED INDEX OF FIXED-RATE GOVERNMENT AND CORPORATE BONDS RATED INVESTMENT GRADE OR HIGHER.
================================================================================
                                   accessor 15

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                  SHORT-INTERMEDIATE FIXED-INCOME FUND DETAILS
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE The Short-Intermediate Fixed-Income Fund seeks preservation of capital and generation of current income.
                                            |-----------------------------------
PRINCIPAL INVESTMENT STRATEGIES The Fund |DURATION: one of the fundamental seeks to achieve its objective by |tools used by money managers in
investing at least 80% of its assets in |security selection, is a measure of fixed-income securities. This policy may |the price sensitivity of a debt
not be  materially  revised  unless Fund    |security  or a  portfolio  of  debt
shareholders are notified at least 60 |securities to relative changes in days in advance of the proposed change. |interest rates. For instance, a
The Fund primarily invests in corporate |duration of "three" means that a bonds, U.S. Government or agency |portfolio's or security's price
securities and asset-backed securities |would be expected to decrease by that are of investment grade quality or |approximately 3% with a 1% increase
that are unrated but judged to be of |in interest rates (assuming a comparable quality or higher by the |parallel shift in the yield curve). Money Manager. The Fund will normally |As of March 31, 2004, the LBGC 1-5
seek to have a dollar-weighted average |Index duration was 2.48 years, portfolio duration of not less than two |although the duration will likely
years  nor  more  than  five  years  and    |vary in the future.
normally  invests in  securities so that     -----------------------------------
the Fund's duration does not vary more or less than 20% from that of the Fund's benchmark, the Lehman Brothers Government/Credit 1-5 Year Index (the "LBGC 1-5 Index"). The Fund may also invest up to 20% of the Fund's net assets in securities rated BBB by S&P or Baa by Moody's and up to 6% of the Fund's net assets in securities rated BB by S&P or Ba by Moody's, or debt securities that are unrated but judged to be of comparable quality by the Money Manager. The Fund invests principally in debt securities with durations between one and five years and rated A or higher by S&P or Moody's at the time of purchase. The Fund may also invest in mortgage-backed securities. The Money Manager will also seek to enhance returns through the use of certain trading strategies such as purchasing odd lot securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.

Cypress, the Fund's Money Manager, uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBGC 1-5 Index. Cypress seeks to enhance the Fund's returns by systematically overweighting its investments in the corporate sector as compared to the index. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by sector, maturity, quality and other criteria appropriate to meet the Fund's objective. The Fund may purchase lower rated debt securities when the Money Manager views the issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities. The Money Manager will attempt to exceed the total return performance of the LBGC 1-5 Index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.

o Inflation Risk. Over time, the real value of your investment in a fund may be eroded by inflation.





--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 16

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                SHORT-INTERMEDIATE FIXED-INCOME FUND PERFORMANCE
--------------------------------------------------------------------------------

The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on September 21, 1998. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.

--------------------------------------------------------------------------------
      SHORT-INTERMEDIATE FIXED-INCOME FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                           YEAR-TO-DATE
                                                                      1.51%
AS OF 12/31 EACH YEAR                                             AS OF 3/31/04
                                                                  -------------
-1.42 11.42 3.63 6.33 6.87 1.22 7.54 6.77 6.64 2.19               BEST QUARTER
---------------------------------------------------                   4.16%
  94    95   96   97   98   99   00   01   02   03                3RD QTR 2001
                                                                  -------------
                                                                 WORST QUARTER
                                                                     -1.34%
                                                                  1ST QTR 1994
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

FOR THE PERIODS ENDED 12/31/03                                    1 YEAR           5 YEARS         10 YEARS
-----------------------------------------------------------------------------------------------------------
Fund returns before taxes                                          2.19%            4.84%            5.06%
Fund returns after taxes on distributions                          0.96%            2.85%            3.03%
Fund returns after taxes on distributions & sale of Fund shares    1.42%            2.88%            3.04%
Lehman Brothers Government/Credit 1-5 Year Index1                  3.35%            6.27%            6.25%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
-----------------------------------------------------------------------------------------------------------

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS GOVERNMENT/CREDIT 1-5 YEAR INDEX IS AN UNMANAGED INDEX OF FIXED-RATE GOVERNMENT AND CORPORATE BONDS RATED INVESTMENT GRADE OR HIGHER, ALL WITH MATURITIES OF ONE TO FIVE YEARS.
================================================================================
                                   accessor 17

--------------------------------------------------------------------------------
[Graphic]                       UNDERLYING FUND
                        MORTGAGE SECURITIES FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Mortgage Securities Fund seeks generation of current income.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, the Fund will invest at least 80% of its assets in mortgage-related securities. This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund normally invests in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or non-U.S. Government mortgage-related securities rated A or higher by S&P or Moody's or unrated but considered to be of comparable quality by the Money Manager or Accessor Capital. The Fund will normally seek an aggregate dollar-weighted average portfolio duration that does not vary outside of a band of plus or minus 20% from that of the Fund's benchmark, the Lehman Brothers Mortgage-Backed Securities Index (the "LBM Index"). The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.

BlackRock Financial Management, Inc. ("BlackRock"), the Fund's Money Manager, uses quantitative risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBM Index. BlackRock's investment philosophy and process centers around four key principles:

o    controlled duration (controlling sensitivity to interest rates);

o relative value sector rotation and security selection (analyzing a sector's and a security's impact on the overall portfolio);
                                            |-----------------------------------
o rigorous quantitative analysis to |DURATION: one of the fundamental security valuation (mathematically |tools used by money managers in
analyzing a security's value); and          |security selection, is a measure of
                                            |the  price  sensitivity  of a  debt
o    quality credit analysis  (analyzing    |security  or a  portfolio  of  debt
a security's credit quality).               |securities  to relative  changes in
                                            |interest  rates.  For  instance,  a
     BlackRock's Investment Strategy |duration of "three" means that a Committee determines the firm's broad |portfolio's or security's price investment strategy based on |would be expected to decrease by macroeconomics (for example, interest |approximately 3% with a 1% increase rate trends) and market trends, as well |in interest rates (assuming a as input from risk management and credit |parallel shift in the yield curve). committee professionals. Fund managers |As of March 31, 2004, the duration
then implement this strategy by |of the LBM Index was 2.37 years, selecting the sectors and securities |although the duration will likely
which offer the greatest  relative value    |vary in the future.
within investment guidelines. Investment ----------------------------------- selections will be based on fundamental economic, market and other factors leading to variation by sector, maturity, quality and such other criteria appropriate to meet the Fund's objective. The Money Manager will attempt to exceed the total return performance of the LBM Index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Prepayment Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 18

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                      MORTGAGE SECURITIES FUND PERFORMANCE
--------------------------------------------------------------------------------

The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
            MORTGAGE SECURITIES FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                           YEAR-TO-DATE
                                                                      1.80%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/04
                                                                 -------------
-1.65 16.03 4.95 9.53 6.43 1.19 11.11 7.68 7.90 2.34              BEST QUARTER
----------------------------------------------------                  5.11%
  94    95   96   97   98   99    00   01   02   03               1ST QTR 1995
                                                                 -------------
                                                                  WORST QUARTER
                                                                     -1.21%
                                                                  1ST QTR 1994
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

FOR THE PERIODS ENDED 12/31/03                                    1 YEAR           5 YEARS         10 YEARS
-----------------------------------------------------------------------------------------------------------
Fund returns before taxes                                          2.34%            5.98%            6.44%
Fund returns after taxes on distributions                          0.80%            3.74%            4.08%
Fund returns after taxes on distributions & sale of Fund shares    1.64%            3.71%            4.02%
Lehman Brothers Mortgage-Backed Securities Index1                  3.05%            6.55%            6.89%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
-----------------------------------------------------------------------------------------------------------


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX IS AN UNMANAGED INDEX OF FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, FEDERAL HOME LOAN MORTGAGE CORPORATION AND FEDERAL NATIONAL MORTGAGE ASSOCIATION.
--------------------------------------------------------------------------------
                                   accessor 19

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                       U.S. GOVERNMENT MONEY FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The U.S. Government Money Fund seeks maximum current income consistent with the preservation of principal and liquidity.

PRINCIPAL  INVESTMENT  STRATEGIES  The Fund seeks to achieve  its  objective  by investing at least 80% of its assets in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This policy may not be materially revised unless the Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund follows the applicable regulatory requirements concerning the quality, maturity, and diversification of its investments. The Fund seeks to maintain an average dollar-weighted portfolio maturity of 90 days or less, while maintaining liquidity and maximizing current yield.

Accessor Capital directly invests the assets of the Fund. Accessor Capital uses quantitative analysis to maximize the Fund's yield. The U.S. Government Money Fund seeks to maintain a stable share par value of $1.00 per share, although there is no assurance that it will be able to do so. It is possible to lose money by investing in the U.S. Government Money Fund.

The U.S. Government Money Fund is a permissible investment for federal credit unions under the Federal Credit Union Act and the National Credit Union Administration Rules and Regulations.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.

o Inflation Risk. Over time, the real value of the Fund's yield may be eroded by inflation.

o Stable Net Asset Value. Although the U.S. Government Money Fund seeks to preserve the value of your investment at $1.00 per share there is no assurance that it will do so. It is possible to lose money by investing in the Fund.





--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 20

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                     U.S. GOVERNMENT MONEY FUND PERFORMANCE
--------------------------------------------------------------------------------

The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. Accessor Capital began managing the Fund on September 7, 1994. The chart and table reflect results achieved by previous Money Managers for periods prior to that date.

--------------------------------------------------------------------------------
           U.S. GOVERNMENT MONEY FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                           YEAR-TO-DATE
                                                                      0.16%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/04
                                                                 -------------
3.70 5.33 4.78 5.07 5.00 4.72 5.99 3.81 1.45 0.72                 BEST QUARTER
-------------------------------------------------                     1.53%
 94   95   96   97   98   99   00   01   02   03                  4TH QTR 2000
                                                                 -------------
                                                                  WORST QUARTER
                                                                      0.16%
                                                                  4TH QTR 2003
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

FOR THE PERIODS ENDED 12/31/03                                    1 YEAR           5 YEARS         10 YEARS
-----------------------------------------------------------------------------------------------------------
Fund returns before taxes                                          0.72%            3.32%            4.05%
Citigroup 3 Month T-Bill Index1                                    1.07%            3.50%            4.30%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
-----------------------------------------------------------------------------------------------------------

The Fund's 7-day effective yield on 3/31/04 was 0.60%.



--------------------------------------------------------------------------------
(1) THE CITIGROUP 3 MONTH T-BILL INDEX (FORMERLY THE SALOMON BROTHERS U.S. 3 MONTH T-BILL INDEX) IS DESIGNED TO MEASURE THE RETURN OF THE 3 MONTH TREASURY BILLS.

     FOR THE FUND'S CURRENT YIELD, CALL TOLL FREE (800) 759-3504.
--------------------------------------------------------------------------------

                                   accessor 21

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                         INCOME ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Income Allocation Fund seeks high current income and some stability of principal. The investment objective of each Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & Goal The Fund can invest in a combination of the four fixed-income Underlying Funds and the money market Underlying Fund, maintaining a current asset allocation target of approximately 70% and 30%, respectively as set forth below. The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities. The Fund uses a conservative asset allocation strategy and is designed to provide income for investors with a low risk tolerance and a 1 - 3 year investment time horizon.


--------------------------------------------------------------------------------
                                           ASSET ALLOCATION           TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES    TARGET*  POTENTIAL RANGE    ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                              0.0%        0%-10%
    Growth                                0.0%         0-5%
    Value                                 0.0%         0-5%
    Small to Mid Cap                      0.0%         0-5%
    International Equity                  0.0%         0-5%
FIXED-INCOME FUNDS                       65.0%       50%-95%         [PIE CHART]
    High Yield Bond                      10.0%         5-20%
    Intermediate Fixed-Income             7.0%         0-20%
    Short-Intermediate Fixed-Income      41.0%        20-60%
    Mortgage Securities                   7.0%         5-30%
MONEY MARKET FUNDS                       35.0%        5%-40%
    U.S. Government Money**              35.0%         5-40%
--------------------------------------------------------------------------------

*Target allocation represents the Fund's target for investments in the Underlying Funds. The Fund's actual allocations may differ from the target due to market fluctuations and other factors. Accessor Capital has the discretion to change the Fund's target allocation.
**Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

     Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 22

================================================================================

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Prepayment Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

--------------------------------------------------------------------------------
                                ALLOCATION FUND
                       INCOME ALLOATION FUND PERFORMANCE
--------------------------------------------------------------------------------

The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
             INCOME ALLOCATION FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                           YEAR-TO-DATE
                                                                      1.17%
5.95 5.68 4.68                                                   AS OF 3/31/04
--------------                                                   -------------
 01   02   03                                                     BEST QUARTER
                                                                      3.14%
                                                                  1ST QTR 2001
                                                                 -------------
                                                                  WORST QUARTER
                                                                      0.20%
                                                                  3RD QTR 2003
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                                          SINCE
FOR THE PERIODS ENDED 12/31/03                                                           1 YEAR         INCEPTION*
-------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                                   4.68%            5.44%
Fund returns after taxes on distributions                                                   3.31%            3.63%
Fund returns after taxes on distributions & sale of Fund shares                             3.07%            3.54%
Lehman Brothers Aggregate Bond Index1                                                       4.11%            7.57%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)         *12/27/00 INCEPTION DATE, INDEX MEASURED FROM 12/31/00
-------------------------------------------------------------------------------------------------------------------------

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
--------------------------------------------------------------------------------
                                   accessor 23

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                     INCOME & GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Income & Growth Allocation Fund seeks high current income and some potential capital appreciation. The investment objective of each Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund can invest in a combination of the four equity Underlying Funds, the four fixed-income Underlying Funds, and the money market Underlying Fund, maintaining a current asset allocation target of approximately 30%, 50%, and 20% respectively as set forth below. The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities. The Fund uses a conservative asset allocation strategy and is designed to provide income and some capital appreciation for investors with a low risk tolerance and a 3-5 year investment time horizon.


--------------------------------------------------------------------------------
                                           ASSET ALLOCATION            TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES    TARGET*  POTENTIAL RANGE     ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                            30.0%       20%-40%
    Growth                              10.5%         5-15%
    Value                                9.0%         5-15%
    Small to Mid Cap                     4.5%         2-12%
    International Equity                 6.0%         0-10%

FIXED-INCOME FUNDS                      50.0%       30%-75%         [PIE CHART]
    High Yield Bond                      7.0%         5-20%
    Intermediate Fixed-Income            8.0%         0-20%
    Short-Intermediate Fixed-Income     27.0%        15-40%
    Mortgage Securities                  8.0%         0-20%

MONEY MARKET FUNDS                      20.0%        5%-25%
    U.S. Government Money**             20.0%         5-25%
--------------------------------------------------------------------------------

*Target allocation represents the Fund's target for investments in the Underlying Funds. The Fund's actual allocations may differ from the target due to market fluctuations and other factors. Accessor Capital has the discretion to change the Fund's target allocation.
**Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 24

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                   INCOME & GROWTH ALLOCATION FUND PERFORMANCE
--------------------------------------------------------------------------------

The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
         INCOME & GROWTH ALLOCATION FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                           YEAR-TO-DATE
                                                                      1.81%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/04
                                                                 -------------
-0.57 -2.45 13.56                                                 BEST QUARTER
-----------------                                                     6.97%
  01    02    03                                                  2ND QTR 2003
                                                                 -------------
                                                                  WORST QUARTER
                                                                     -4.57%
                                                                  3RD QTR 2002
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                                    SINCE
FOR THE PERIODS ENDED 12/31/03                                                     1 YEAR         INCEPTION*
-----------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                          13.56%            3.26%
Fund returns after taxes on distributions                                          12.38%            1.92%
Fund returns after taxes on distributions & sale of Fund shares                     8.84%            1.95%
Lehman Brothers Aggregate Bond Index1                                               4.11%            7.57%
MSCI AC World Index Free2                                                          34.63%           -2.84%
Composite Index3                                                                   12.71%            4.77%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)  *12/27/00 INCEPTION DATE, INDEX MEASURED FROM 12/31/00
-----------------------------------------------------------------------------------------------------------------

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.





--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2)  THE MORGAN  STANLEY  CAPITAL  INTERNATIONAL  (MSCI) ALL COUNTRY WORLD INDEX
     (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.
(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 70% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 30% MSCI AC WORLD INDEX FREE.
--------------------------------------------------------------------------------
                                   accessor 25

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                        BALANCED ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Balanced Allocation Fund seeks moderate current income and some potential capital appreciation. The investment objective of each Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund can invest in a combination of the four equity Underlying Funds, the four fixed-income Underlying Funds, and the money market Underlying Fund, maintaining a current asset allocation target of approximately 50%, 40% and 10% respectively as set forth below. The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities. At all times the Fund intends to maintain at least 25% in equity Underlying Funds and at least 25% in fixed-income Underlying Funds. The Fund uses a moderate asset allocation strategy and is designed to provide a balanced mix of current income and capital appreciation to investors with a moderate risk tolerance and a 5-10 year investment time horizon.


--------------------------------------------------------------------------------
                                           ASSET ALLOCATION             TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES    TARGET*   POTENTIAL RANGE     ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                             50.0%        40%-60%
    Growth                               17.0%         10-20%
    Value                                15.0%         10-20%
    Small to Mid Cap                      8.0%          5-15%
    International Equity                 10.0%          5-15%

FIXED-INCOME FUNDS                       37.0%        25%-60%       [PIE CHART]
    High Yield Bond                       5.0%          5-20%
    Intermediate Fixed-Income             9.0%          0-20%
    Short-Intermediate Fixed-Income      17.0%          5-30%
    Mortgage Securities                   6.0%          0-20%

MONEY MARKET FUNDS                       13.0%         0%-20%
    U.S. Government Money**              13.0%          0-20%
--------------------------------------------------------------------------------

*Target allocation represents the Fund's target for investments in the Underlying Funds. The Fund's actual allocations may differ from the target due to market fluctuations and other factors. Accessor Capital has the discretion to change the Fund's target allocation.
**Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 26

================================================================================

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory , market or economic developments.

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                      BALANCED ALLOCATION FUND PERFORMANCE
--------------------------------------------------------------------------------

The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
            BALANCED ALLOCATION FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                            YEAR-TO-DATE
                                                                       2.21%
AS OF 12/31 EACH YEAR                                             AS OF 3/31/04
                                                                  -------------
-4.57 -7.94 19.52                                                  BEST QUARTER
-----------------                                                      9.93%
  01    02    03                                                   2RD QTR 2003
                                                                  -------------
                                                                   WORST QUARTER
                                                                      -8.04%
                                                                   3RD QTR 2002
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                                    SINCE
FOR THE PERIODS ENDED 12/31/03                                                     1 YEAR         INCEPTION*
--------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                          19.52%            1.63%
Fund returns after taxes on distributions                                          18.49%            0.56%
Fund returns after taxes on distributions & sale of Fund Shares                    12.73%            0.73%
Lehman Brothers Aggregate Bond Index(1)                                             4.11%            7.57%
MSCI AC World Index Free(2)                                                        34.63%           -2.84%
Composite Index(3)                                                                 18.77%            2.70%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)     *12/27/00 INCEPTION DATE, INDEX MEASURED FROM 12/31/00
--------------------------------------------------------------------------------------------------------------------

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2)  THE MORGAN  STANLEY  CAPITAL  INTERNATIONAL  (MSCI) ALL COUNTRY WORLD INDEX
     (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.
(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 50% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 50% MSCI AC WORLD INDEX FREE.
--------------------------------------------------------------------------------
                                   accessor 27

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                    GROWTH & INCOME ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Growth & Income Allocation Fund seeks moderate potential capital appreciation and some current income. The investment objective of each Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund can invest in a combination of the four equity Underlying Funds , the four fixed-income Underlying Funds, and the money market Underlying Fund, maintaining a current asset allocation target of approximately 60%, 32%, and 8%, respectively as set forth below. The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities. The Fund uses a moderate asset allocation strategy and is designed to provide a balanced mix of current capital appreciation and current income to investors with a moderate risk tolerance and a 5-10 year investment time horizon.


--------------------------------------------------------------------------------
                                           ASSET ALLOCATION             TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES    TARGET*   POTENTIAL RANGE     ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                             60.0%        50%-70%
    Growth                               20.0%         12-22%
    Value                                18.0%         12-22%
    Small to Mid Cap                     10.0%          6-16%
    International Equity                 12.0%          7-20%
FIXED-INCOME FUNDS                       33.0%        20%-50%      [PIE CHART]
    High Yield Bond                       5.0%          5-20%
    Intermediate Fixed-Income             9.0%          0-20%
    Short-Intermediate Fixed-Income      15.0%          5-25%
    Mortgage Securities                   4.0%          0-15%
MONEY MARKET FUNDS                        7.0%         0%-15%
    U.S. Government Money**               7.0%          0-15%
--------------------------------------------------------------------------------

*Target allocation represents the Fund's target for investments in the Underlying Funds. The Fund's actual allocations may differ from the target due to market fluctuations and other factors. Accessor Capital has the discretion to change the Fund's target allocation.
**Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation. o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory , market or economic developments.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 28

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                  GROWTH & INCOME ALLOCATION FUND PERFORMANCE
--------------------------------------------------------------------------------

The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
         GROWTH & INCOME ALLOCATION FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                            YEAR-TO-DATE
                                                                       2.42%
AS OF 12/31 EACH YEAR                                             AS OF 3/31/04
                                                                  -------------
-6.83 -10.84 22.09                                                 BEST QUARTER
------------------                                                    11.36%
  01     02    03                                                  2ND QTR 2003
                                                                  -------------
                                                                   WORST QUARTER
                                                                      -10.42%
                                                                   3RD QTR 2002
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                                    SINCE
FOR THE PERIODS ENDED 12/31/03                                                     1 YEAR         INCEPTION*
--------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                          22.09%            0.51%
Fund returns after taxes on distributions                                          21.23%           -0.36%
Fund returns after taxes on distributions & sales of Fund shares                   14.41%           -0.10%
Lehman Brothers Aggregate Bond Index1                                               4.11%            7.57%
MSCI AC World Index Free2                                                          34.63%           -2.84%
Composite Index3                                                                   21.84%            1.64%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)     *12/27/00 INCEPTION DATE, INDEX MEASURED FROM 12/31/00
--------------------------------------------------------------------------------------------------------------------

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2)  THE MORGAN  STANLEY  CAPITAL  INTERNATIONAL  (MSCI) ALL COUNTRY WORLD INDEX
     (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.
(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 40% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 60% MSCI AC WORLD INDEX FREE.
--------------------------------------------------------------------------------
                                   accessor 29

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                         GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Growth Allocation Fund seeks high potential capital appreciation and some current income. The investment objective of each Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund can invest in a combination of the four equity Underlying Funds, the four fixed-income Underlying Funds, and the money market Underlying Fund, maintaining a current asset allocation target of approximately 80%, 19%, and 1%, respectively as set forth below. The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities. The Fund uses an aggressive asset allocation strategy and is designed to provide capital appreciation and some current income to investors with a high risk tolerance and an investment time horizon of 10 years or more.


--------------------------------------------------------------------------------
                                            ASSET ALLOCATION            TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES     TARGET*   POTENTIAL RANGE    ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                             80.0%       70%-90%
    Growth                               26.0%        19-30%
    Value                                24.5%        19-30%
    Small to Mid Cap                     13.5%         7-20%
    International Equity                 16.0%        10-25%
FIXED-INCOME FUNDS                       16.0%        5%-30%        [PIE CHART]
    High Yield Bond                       5.0%         0-15%
    Intermediate Fixed-Income             5.0%         0-15%
    Short-Intermediate Fixed-Income       6.0%         0-15%
    Mortgage Securities                   0.0%         0-15%
MONEY MARKET FUNDS                        4.0%         0%-5%
    U.S. Government Money**               4.0%          0-5%
--------------------------------------------------------------------------------

*Target allocation represents the Fund's target for investments in the Underlying Funds. The Fund's actual allocations may differ from the target due to market fluctuations and other factors. Accessor Capital has the discretion to change the Fund's target allocation.
**Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the stock market as a whole and can perform differently than the value of the market as a whole. Changes in the financial condition of an issuer, changes in specific economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 30

================================================================================

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o Smaller Company Risk. Securities of small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory , market or economic developments.

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                       GROWTH ALLOCATION FUND PERFORMANCE
--------------------------------------------------------------------------------

The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
             GROWTH ALLOCATION FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                           YEAR-TO-DATE
                                                                      2.80%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/04
                                                                 -------------
-11.70 -15.50 28.22                                               BEST QUARTER
-------------------                                                  14.55%
   01     02    03                                                2ND QTR 2003
                                                                 -------------
                                                                  WORST QUARTER
                                                                     -13.70%
                                                                  3RD QTR 2002
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                                    SINCE
FOR THE PERIODS ENDED 12/31/03                                                     1 YEAR         INCEPTION*
---------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                          28.22%           -1.46%
Fund returns after taxes on distributions                                          27.60%           -2.05%
Fund returns after taxes on distributions & sale of Fund shares                    18.40%           -1.60%
Lehman Brothers Aggregate Bond Index1                                               4.11%            7.57%
MSCI AC World Index Free2                                                          34.63%           -2.84%
Composite Index3                                                                   28.14%           -0.55%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)      *12/27/00 INCEPTION DATE, INDEX MEASURED FROM 12/31/00
---------------------------------------------------------------------------------------------------------------------

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2)  THE MORGAN  STANLEY  CAPITAL  INTERNATIONAL  (MSCI) ALL COUNTRY WORLD INDEX
     (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.
(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 20% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 80% MSCI AC WORLD INDEX FREE.
--------------------------------------------------------------------------------
                                   accessor 31

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                   AGGRESSIVE GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE Accessor Aggressive Growth Allocation Fund seeks high potential capital appreciation. The investment objective of each Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund can invest in a combination of the four equity Underlying Funds and the money market Underlying Fund, maintaining a current asset allocation target of approximately 99% and 1%, respectively as set forth below. The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities. The Fund uses a very aggressive asset allocation strategy and is designed to provide capital appreciation to investors with a very high risk tolerance and an investment time horizon of 10 years or more.


--------------------------------------------------------------------------------
                                           ASSET ALLOCATION            TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES   TARGET*     POTENTIAL RANGE    ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                             99.0%       85%-100%
    Growth                               32.0%         25-35%
    Value                                30.0%         25-35%
    Small to Mid Cap                     17.0%         10-25%
    International Equity                 20.0%         15-30%
FIXED-INCOME FUNDS                        0.0%         0%-10%       [PIE CHART]
    High Yield Bond                       0.0%           0-5%
    Intermediate Fixed-Income             0.0%           0-5%
    Short-Intermediate Fixed-Income       0.0%           0-5%
    Mortgage Securities                   0.0%           0-5%
MONEY MARKET FUNDS                        1.0%          0%-5%
    U.S. Government Money**               1.0%           0-5%
--------------------------------------------------------------------------------

*Target allocation represents the Fund's target for investments in the Underlying Funds. The Fund's actual allocations may differ from the target due to market fluctuations and other factors. Accessor Capital has the discretion to change the Fund's target allocation.
**Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

Principal Investment Risks The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the stock market as a whole and can perform differently than the value of the market as a whole. Changes in the financial condition of an issuer, changes in specific economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 32

================================================================================

o Smaller Company Risk. Securities of small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory , market or economic developments.

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                 AGGRESSIVE GROWTH ALLOCATION FUND PERFORMANCE
--------------------------------------------------------------------------------

The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
        AGGRESSIVE GROWTH ALLOCATION FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------
GRAPH]                                                            YEAR-TO-DATE
                                                                       3.06%
AS OF 12/31 EACH YEAR                                             AS OF 3/31/04
                                                                  -------------
-15.68 -20.02 30.74                                                BEST QUARTER
-------------------                                                   16.21%
   01     02    03                                                 2ND QTR 2003
                                                                  -------------
                                                                   WORST QUARTER
                                                                      -16.97%
                                                                   3RD QTR 2002
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                                    SINCE
FOR THE PERIODS ENDED 12/31/03                                                     1 YEAR         INCEPTION*
---------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                          30.74%           -4.10%
Fund returns after taxes on distributions                                          30.67%           -4.17%
Fund returns after taxes on distributions & sale of Fund shares                    20.06%           -3.49%
MSCI AC World Index Free(1)                                                        34.63%           -2.84%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)      *12/27/00 INCEPTION DATE, INDEX MEASURED FROM 12/31/00
---------------------------------------------------------------------------------------------------------------------

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------
(1)  THE MORGAN  STANLEY  CAPITAL  INTERNATIONAL  (MSCI) ALL COUNTRY WORLD INDEX
     (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.
--------------------------------------------------------------------------------
                                   accessor 33

================================================================================
                                  FUND EXPENSES
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you may pay if you invest in Advisor Class Shares of the Funds. The information in this section is intended to help you compare the cost of investing in the Funds with the costs of investing in other mutual funds. Except where noted, the tables reflect historical fees and expenses of the Funds. You should keep in mind that shareholders of each Allocation Fund bear indirectly the expenses of the Underlying Funds in which the Allocation Funds invest. The Allocation Funds will indirectly bear their pro rata share of the fees and expenses (including management fees) incurred by the Underlying Funds that are borne by all Underlying Fund shareholders. The investment returns of each Allocation Fund, then, will be net of that Fund's share of the expenses of the Underlying Funds in which the Fund is invested.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)(1, 2)
                                                                           ADVISOR CLASS SHARES
Maximum Sales Charge Imposed On Purchases (as a percent of offering price)
 Equity Funds and Allocation Funds (except Income Allocation Fund)                 none
 Fixed-Income Funds and Income Allocation Fund                                     none
Maximum Sales Charge Imposed On Reinvested Dividends                               none
Maximum Deferred Sales Charge                                                      none
Redemption Fee(3)  (as a percent of amount redeemed)
 Equity Funds and High Yield Bond Fund                                             2.00%
 Fixed-Income Funds (except High Yield Bond Fund) and Allocation Funds             none

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

                                                                               SMALL TO         INTERNATIONAL
                                          GROWTH             VALUE             MID CAP             EQUITY
Management Fees(4)                        0.90%              0.70%               0.95%              1.03%
Distribution and Service (12b-1) Fees     none               none                none               none
Other Expenses                            0.28%              0.28%               0.25%              0.39%
Total Annual Fund Operation Expenses      1.18%              0.98%               1.20%              1.42%

                                                                      SHORT
                                       HIGH        INTERMEDIATE    INTERMEDIATE                      U.S.
                                       YIELD          FIXED-          FIXED-        MORTGAGE      GOVERNMENT
                                       BOND           INCOME          INCOME       SECURITIES        MONEY
Management Fees(4)                     0.61%          0.43%            0.43%           0.59%          0.08%
Distribution and Service (12b-1) Fees   none           none             none            none           none
Other Expenses                         0.29%          0.36%            0.21%           0.30%          0.38%(5)
Total Annual Fund Operation Expenses   0.90%          0.79%            0.64%           0.89%          0.46%

                                                 INCOME &                  GROWTH &                  AGGRESSIVE
                                     INCOME       GROWTH      BALANCED      INCOME       GROWTH        GROWTH
ALLOCATION FUNDS                   ALLOCATION   ALLOCATION   ALLOCATION   ALLOCATION   ALLOCATION    ALLOCATION
Management Fees(4)                    0.10%        0.10%         0.10%       0.10%        0.10%        0.10%
Distribution & Service (12b-1) Fees   none          none         none         none         none         none
Other Expenses                        0.17%        0.15%         0.11%       0.10%        0.11%        0.15%
Total Annual Fund Operating Expense   0.27%        0.25%         0.21%       0.20%        0.21%        0.25%
Fee Reimbursement                    (0.07)%      (0.05)%       (0.01)%      0.00%       (0.01)%      (0.05)%
Net Expenses(6)                       0.20%        0.20%         0.20%       0.20%        0.20%        0.20%

--------------------------------------------------------------------------------

(1) SHARES OF THE FUNDS ARE EXPECTED TO BE SOLD PRIMARILY THROUGH FINANCIAL INTERMEDIARIES THAT MAY CHARGE SHAREHOLDERS A FEE. THESE FEES ARE NOT INCLUDED IN THE TABLES.
(2) AN ANNUAL MAINTENANCE FEE OF $25.00 MAY BE CHARGED BY ACCESSOR CAPITAL, AS THE TRANSFER AGENT, TO EACH IRA WITH AN AGGREGATE BALANCE OF LESS THAN $10,000 ON DECEMBER 31 OF EACH YEAR.
(3) THE REDEMPTION FEE ONLY APPLIES TO SHARES REDEEMED OR EXCHANGED WITHIN 90 DAYS OF PURCHASE. ACCESSOR FUNDS MAY WAIVE THIS REDEMPTION FEE AT ITS DISCRETION. SEE "MARKET TIMING/EXCESSIVE TRADING" ON PAGE 52. IN ADDITION, THE TRANSFER AGENT MAY CHARGE A PROCESSING FEE OF $10.00 FOR EACH CHECK REDEMPTION REQUEST.

(4) MANAGEMENT FEES CONSIST OF THE MANAGEMENT FEE PAID TO ACCESSOR CAPITAL AND THE FEES PAID TO THE MONEY MANAGERS OF THE UNDERLYING FUNDS. ACCESSOR CAPITAL RECEIVES ONLY THE MANAGEMENT FEE AND NOT A MONEY MANAGER FEE FOR THE U. S. GOVERNMENT MONEY FUND THAT IT MANAGES DIRECTLY. MANAGEMENT FEES HAVE BEEN UPDATED TO REFLECT THE ESTIMATED MAXIMUM FEE TO BE PAID TO THE CURRENT MONEY MANAGERS DURING THE CURRENT YEAR UNDER THEIR RESPECTIVE CONTRACTS. THE MONEY MANAGER FOR THE VALUE FUND HAS VOLUNTARILY AGREED TO WAIVE 0.15% OF ITS MANAGEMENT FEE FOR FISCAL YEAR 2005. AS A RESULT OF SUCH WAIVER ACTUAL MANAGEMENT FEES ARE EXPECTED TO BE 0.55% AND TOTAL PORTFOLIO OPERATING EXPENSES ARE EXPECTED TO BE 0.83%.

--------------------------------------------------------------------------------
                                   accessor 34

================================================================================
                                  FUND EXPENSES
--------------------------------------------------------------------------------

(5) PURSUANT TO AN ACM ADMINISTRATIVE PLAN, THE U.S. GOVERNMENT MONEY FUND MAY PAY ACCESSOR CAPITAL UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS TO PROVIDE CERTAIN ADMINISTRATIVE SERVICES ON BEHALF OF THE FUND.

(6) THE FUNDS HAVE RECEIVED AN EXEMPTIVE ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION ALLOWING THE ALLOCATION FUNDS TO ENTER INTO AN AGREEMENT WITH THE UNDERLYING FUNDS UNDER WHICH THE UNDERLYING FUNDS WILL BEAR CERTAIN OF THE ALLOCATION FUNDS' OTHER EXPENSES TO THE EXTENT THAT THE UNDERLYING FUNDS DERIVE FINANCIAL AND OTHER BENEFITS AS A RESULT OF INVESTMENTS FROM THE ALLOCATION FUNDS. INVESTORS IN THE FUNDS WILL INDIRECTLY BEAR A PORTION OF SUCH "OTHER EXPENSES" THROUGH THE ALLOCATION FUNDS' INVESTMENT IN THE UNDERLYING FUNDS. TO THE EXTENT THAT THESE OTHER EXPENSES ARE NOT PAID BY THE UNDERLYING FUNDS OR THE ALLOCATION FUNDS DIRECTLY, ACCESSOR CAPITAL HAS CONTRACTUALLY AGREED TO PAY THE OTHER EXPENSES OF THE ALLOCATION FUNDS FOR THE FISCAL YEARS ENDED DECEMBER 31, 2004, 2005 AND 2006. CONSEQUENTLY, THE ALLOCATION FUNDS EXPECT TO BEAR UP TO 0.10% OF "OTHER EXPENSES" FOR SUCH PERIODS.
================================================================================

The table below provides a range of estimated average weighted expense ratios for Advisor Class Shares of each Allocation Fund, which includes both the direct expenses of the Allocation Funds (including any applicable expense waivers) and the indirect expenses of the Underlying Funds. Ranges are given instead of a single number because the pro-rata share of expenses fluctuates along with the changes in the average net assets in each of the Underlying Funds.


-----------------------------------------------------------------------------------------------------------
ALLOCATION FUND                                            ALLOCATION FUND
Income Allocation                        0.78% - 0.88%     Growth & Income Allocation         1.13% - 1.23%
Income & Growth Allocation               0.96% - 1.06%     Growth Allocation                  1.23% - 1.33%
Balanced Allocation                      1.07% - 1.17%     Aggressive Growth Allocation       1.31% - 1.41%
-----------------------------------------------------------------------------------------------------------

The Example shows what an investor in Advisor Class Shares of a Fund could pay over time. The Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Advisor Class Shares of a Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. The Example does not include the effect of any applicable redemption fee or the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


-----------------------------------------------------------------------------------------------------------
                                            ONE YEAR         THREE YEARS        FIVE YEARS        TEN YEARS
UNDERLYING FUNDS
Growth                                     $    120          $     375         $     649         $   1,432
Value(1)                                        100                312               542             1,201
Small to Mid Cap                                122                381               660             1,455
International Equity                            145                450               777             1,703
High Yield Bond                                  92                287               498             1,108
Intermediate Fixed-Income                        81                252               439               978
Short-Intermediate Fixed-Income                  65                205               357               798
Mortgage Securities                              91                284               493             1,096
U.S. Government Money                            47                148               258               579
ALLOCATION FUNDS(2)
Income Allocation                          $     85          $     287         $     499         $   1,109
Income & Growth Allocation                      103                338               587             1,298
Balanced Allocation                             115                360               624             1,379
Growth & Income Allocation                      121                376               651             1,435
Growth Allocation                               130                408               706             1,554
Aggressive Growth Allocation                    139                448               773             1,696
----------------------------------------------------------------------------------------------------------

(1) THE MONEY MANAGER FOR THE VALUE FUND HAS VOLUNTARILY AGREED TO WAIVE PART OF ITS MANAGEMENT FEE FOR FISCAL YEAR 2005. THE EXPENSE EXAMPLE FOR THE VALUE FUND DOES NOT REFLECT THE WAIVER. IF SUCH AMOUNT WERE REFLECTED EXPENSES WOULD BE LOWER.
(2) THE EXPENSE EXAMPLE FOR THE ALLOCATION FUNDS REFLECTS THE AGGREGATE OF THE DIRECT AND INDIRECT COSTS OF INVESTING IN THE ALLOCATION FUNDS - THAT IS, IT INCLUDES THE COSTS ASSOCIATED WITH INVESTING IN THE UNDERLYING FUNDS. THE ONE YEAR NUMBERS REFLECT THE EXPENSE REIMBURSEMENT. THE THREE YEARS, FIVE YEARS AND TEN YEARS NUMBERS DO NOT REFLECT ANY EXPENSE REIMBURSEMENT.


--------------------------------------------------------------------------------
                                   accessor 35

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

This section describes some of the security types for and risks of investing in the Funds. Each security type and risk is a primary security type or risk for the Fund name shown in parentheses.

Many factors affect each Fund's performance. A Fund's share price and yield (except the U.S. Government Money Fund) changes daily based on changes in financial markets and interest rates and in response to other economic, political or financial developments. A Fund's reaction to these developments will be affected by the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund's level of investment in the securities of that issuer. A Fund's reaction to these developments will also be affected by the types, durations, and maturities of the securities in which the Fund invests. When you sell your shares of a Fund, they could be worth more or less than what you paid for them. The investments of each Allocation Fund are concentrated in the Underlying Funds, and each Allocation Fund's investment performance is directly related to the investment performance of the Underlying Funds held by it.

o TEMPORARY DEFENSIVE STRATEGIES. In response to market, economic, political or other conditions, Accessor Capital or each Underlying Fund's Money Manager may temporarily use a different investment strategy for defensive purposes, including investing in short-term and money market instruments. If Accessor Capital or a Money Manager does so, different factors could affect a Fund's performance and the Fund may not achieve its investment objective.

o PORTFOLIO TURNOVER. Each Fund is actively managed. Frequent trading of portfolio securities will result in increased expenses for the Funds, may result in increased taxable distributions to shareholders, and may adversely affect the Fund's performance.

o CHANGE OF OBJECTIVES AND POLICIES. Each Underlying Fund's investment objective stated in the Funds' Fund Details section is fundamental and may not be changed without shareholder approval. The investment objective of the Allocation Funds are not fundamental and may be changed without shareholder approval by the board of directors. For purposes of a Fund's policy of investing at least 80% of its assets in a particular type of investment, "assets" means net assets plus any borrowings made for investment purposes. These policies may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change.

--------------------------------------------------------------------------------
SECURITY TYPES OF THE ALLOCATION FUNDS|
--------------------------------------|
The Funds expect to primarily invest in the Underlying Funds. To provide liquidity as well as to assist in achieving the Fund's investment objective, each Fund may invest in the underlying U.S. Government Money Fund. The Funds may also invest directly in short-term instruments, such as repurchase agreements, and U.S. Government securities. Each Fund may invest in shares of the same Underlying Fund; however the percentage of each Fund's assets so invested will vary depending upon the Fund's investment objective. Based on its asset allocation analysis, Accessor Capital determines the mix of Underlying Funds appropriate for each Fund.

The security types of the Allocation Funds are:

o    UNDERLYING ACCESSOR FUNDS

o REPURCHASE AGREEMENTS are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.

--------------------------------------------------------------------------------
SECURITY TYPES OF THE UNDERLYING FUNDS|
--------------------------------------|
The security types of the Underlying Funds are:

o DEBT SECURITIES (All Fixed-Income Funds) are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds (including convertible bonds), government securities, and mortgage and other asset-backed securities.

o DOLLAR ROLLS (Mortgage Securities Fund) The Fund may enter into dollar roll transactions. When the Fund enters into a dollar roll, the Fund sells securities to be delivered in the current month and repurchases substantially
--------------------------------------------------------------------------------
                                   accessor 36

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase, as well as the interest earned on the cash proceeds of the initial sale.

o EQUITY SECURITIES (All Equity Funds and High Yield Bond Fund) such as common stock and preferred stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Certain types of equity securities, such as warrants, are sometimes attached to or acquired in connection with debt securities. Preferred stocks pay dividends at a specified rate and have precedence over common stock as to the payment of dividends.

o    GOVERNMENT SPONSORED  ENTERPRISES (All Fixed-Income Funds except High Yield
Bond), known as GSEs, are privately owned corporations created by Congress to provide funding and help to reduce the cost of capital for certain borrowing sectors of the economy such as homeowners, students and farmers. GSE securities are generally perceived to carry the implicit backing of the U.S. Government, but they are not direct obligations of the U.S. Government. It is important to note that although GSEs are commonly referred to as "Agencies", there is a difference between a Government Sponsored Enterprise and a Government Agency. One example of a Government Agency is the Government National Mortgage Association (GNMA), known as Ginnie Mae, which has the explicit backing of the U.S. Government.

o HIGH-YIELD CORPORATE DEBT SECURITIES (High Yield Bond Fund) are a principal security type for the High Yield Bond Fund and also may be purchased by the Intermediate and Short-Intermediate Fixed-Income Funds. High-yield corporate debt securities are often issued as a result of corporate restructurings - such as leveraged buyouts, mergers, acquisitions, or other similar events. They also may be issued by less creditworthy or by highly leveraged companies, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. These types of securities are considered speculative by the major rating agencies and rated lower than BBB by S&P or lower than Baa by Moody's.

o MONEY MARKET SECURITIES (U.S. Government Money Fund) are a principal security type for the U.S. Government Money Fund and may also be purchased by the other Fixed-Income Funds and Allocation Funds. Money Market Securities are high-quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity.

o MORTGAGE-RELATED SECURITIES (Mortgage Securities Fund) are a principal security type for the Mortgage Securities Fund and may also be purchased by the Intermediate Fixed-Income, Short-Intermediate Fixed-Income and High Yield Bond Funds. Mortgage-related securities are interests in pools of mortgages. Payment of principal or interest generally depends on the cash flows generated by the underlying mortgages. Mortgage securities may be U.S. Government securities or issued by a bank or other financial institution.

o OPTIONS, FUTURES AND OTHER DERIVATIVES. (All Underlying Funds except U.S. Government Money) The Funds may use techniques such as buying and selling options or futures contracts in an attempt to change the Funds' exposure to security prices, currency values, or other factors that affect the value of the Funds' portfolios.

o REPURCHASE AGREEMENTS (All Underlying Funds) are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.

o    TBAs   (Mortgage   Securities   Fund)  The  Fund  may  also  enter  into
to-be-announced ("TBA") transactions. A TBA transaction is a contract for the purchase or sale of a mortgaged-backed security for future settlement at an agreed upon date but does not include a specified pool number and number of pools or precise amount to be delivered.

o U.S. GOVERNMENT SECURITIES (U.S. Government Money Fund) are a principal security type for the U.S. Government Money Fund and may also be purchased by the other Fixed-Income Funds. U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.

--------------------------------------------------------------------------------
                                   accessor 37

================================================================================
                           SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

The following table summarizes the risks of each Fund other than Temporary Defensive Strategies, Portfolio Turnover, and Changes of Objectives and Policies that apply to every Fund. In addition, Allocation Risk and Underlying Fund Risk applies to the Allocation Funds. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

--------------------------------------------------------------------------------
                        LEVEL OF RISK - underlying funds
--------------------------------------------------------------------------------

                                                                                      SHORT               U.S.
                                              SMALL     INTER-    HIGH     INTER-    INTER-   MORTGAGE   GOVERN-
                                             TO MID    NATIONAL   YIELD    MEDIATE   MEDIATE   SECUR-     MENT
RISK                      GROWTH     VALUE     CAP      EQUITY    BOND      FIXED     FIXED     ITIES     MONEY
-----------------------------------------------------------------------------------------------------------------
Bond Market Volatility       -         -        -          -        o         o        |)         o        ( )
Company Risk                |)        |)       |)         |)        o        |)        |)         -         -
Credit Risk                  -         -        -          -        o        |)        |)        ( )       ( )
Foreign Exposure             -         -        -          o        -         -         -         -         -
Government Sponsored
  Enterprises                -        -          -        -         -        |)        |)         o         o
Inflation Risk              ( )       ( )      ( )        ( )      |)         o         o         o         o
Issuer Risk                  -         -        -          -        o        |)        ( )       ( )       ( )
Lower Rated Debt Securities  -         -        -          -        o        ( )       ( )        -         -
Portfolio Turnover          ( )        o       ( )        |)        o        |)        ( )        o         -
Prepayment Risk              -         -        -          -       ( )       ( )       ( )        o         -
Sector Risk                 |)        |)       |)         |)       |)        ( )       ( )        -         -
Smaller Company Risk        ( )       ( )       o         |)        -         -         -         -         -
Stock Market Volatility      o         o        o          o        -         -         -         -

--------------------------------------------------------------------------------
                        LEVEL OF RISK - ALLOCATION funds
--------------------------------------------------------------------------------

                                                INCOME &                  GROWTH &                  AGGRESSIVE
RISK                                 INCOME      GROWTH      BALANCED      INCOME        GROWTH       GROWTH
---------------------------------------------------------------------------------------------------------------
Allocation Risk                        |)          |)           |)           |)            |)          |)
Bond Market Volatility                  o           o           |)           |)            ( )          -
Company Risk                           ( )         ( )          ( )          ( )           |)          |)
Credit Risk                            |)          |)           |)           ( )           ( )          -
Foreign Exposure                        -          ( )          ( )          |)            |)           o
Government Sponsored Enterprises        o          |)           |)           ( )           ( )          -
Inflation Risk                          o           o           |)           |)            ( )         ( )
Issuer Risk                            |)          |)           |)           ( )           ( )          -
Lower Rated Debt Securities            |)          |)           |)           |)            |)           -
Portfolio Turnover                     ( )         ( )          ( )          ( )           ( )         ( )
Prepayment Risk                        |)          ( )          ( )          ( )           ( )          -
Sector Risk                            ( )         ( )          ( )          ( )           |)          |)
Smaller Company Risk                    -          ( )          ( )          ( )           |)          |)
Stock Market Volatility                 -          ( )          |)           |)             o           o

--------------------------------------------------------------------------------
Key:                - n/a          ( )  low          |) medium           o high
--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.
--------------------------------------------------------------------------------
                                   accessor 38

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

o ALLOCATION RISK. Each Allocation Fund's investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds according to the Fund's equity/fixed-income allocation targets and ranges. A principal risk of investing in each Fund is that Accessor Capital will make less than optimal or poor asset allocation decisions. Accessor Capital attempts to identify asset classes and subclasses represented by the Underlying Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that Accessor Capital's allocation techniques will produce the desired results. It is possible that Accessor Capital will focus on Underlying Funds that perform poorly or underperform other available mutual funds under various market conditions. You could lose money on your investment in a Fund as a result of these allocation decisions.

Risks of the Allocation Funds depend on the risks of the Underlying Funds. To determine how much each Allocation Fund is subject to the risks below, please refer to the Objectives and Strategies section to see what proportion of the Allocation Fund's assets may be invested in each Underlying Fund. Each risk is a principal risk for those Underlying Funds shown in parentheses.

o BOND MARKET VOLATILITY. (All Fixed-Income Funds, Income Allocation Fund, Income & Growth Allocation Fund, Balanced Allocation Fund, and Growth & Income Allocation Fund) Changes in interest rates will affect the performance of debt instruments. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security falls when interest rates rise and rises when interest rates fall. Securities with longer durations generally are more sensitive to interest rate changes. In other words, the longer the duration of a security, the greater the impact a change in interest rates is likely to have on the security's price. When interest rates fall the yield of the U.S. Government Money Fund will generally fall as well but, unlike other fixed-income securities, in the U.S. Government Money Fund there will be no corresponding increase in price. When rates go up, the movement is very sharp, the principal value of the share in the U.S. Government Money Fund may fall below $1.00.

o COMPANY RISK. (All Equity Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities.

o    CREDIT  RISK.  (High  Yield  Bond  Fund,  Intermediate  Fixed-Income  Fund,
Short-Intermediate Fixed-Income Fund) Credit risk is a principal risk for the High Yield Bond Fund, which concentrates its investments in securities with lower credit quality, and for the Intermediate and Short-Intermediate Fixed-Income Funds. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. Lower rated debt securities and comparable unrated debt securities are more susceptible to these problems than higher quality obligations.

o FOREIGN EXPOSURE. (All Funds except the U.S. Government Money Fund) Foreign exposure is a principal risk for the International Equity Fund, which concentrates its investments in foreign securities, and may also be a possible risk for the other Funds except the U.S. Government Money Fund. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets.

Investing in emerging markets involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of foreign development, political stability, market depth, infrastructure and capitalization and regulatory oversight are generally less than in more developed markets. Emerging market economies can be subject to greater social, economic regulatory and political uncertainties. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market.

Each Fund's portfolio securities usually are valued on the basis of the most recent closing market prices at 4 p.m. Eastern time when each Fund calculates its NAV. Most of the securities in which the International Equity Fund invests, however, are traded in markets that close before that time. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and 4 p.m. Eastern time will not be

--------------------------------------------------------------------------------
                                   accessor 39

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

reflected in the International Equity Fund's NAVs. However, if the International Equity Fund determines that such developments are so significant that they will clearly and materially affect the value of the International Equity Fund's securities, the International Equity Fund may adjust the previous closing prices for these securities to reflect fair value.

o GOVERNMENT SPONSORED ENTERPRISES ("GSE") Risk. (All Fixed-Income Funds except High Yield Bond) Certain GSE's (such as Freddie Mac, Fannie Mae, and
FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government. GSE debt is generally considered to be of high credit quality due to the implied backing of the U.S. Government, but ultimately it is the sole obligation of its issuer. For that reason, GSEs are considered to carry somewhat greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government.


o INTEREST RATE CHANGES. (All Funds) The stock market is dependent on general economic conditions. Changes in interest rates can affect the performance of the stock market. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security falls when interest rates rise and rises when interest rates fall. Securities with longer durations generally are more sensitive to interest rate changes. In other words, the longer the duration of a security, the greater the impact a change in interest rates is likely to have on the security's price. In addition, short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. When interest rates fall, the U.S. Government Money Fund's yield will generally fall as well.

o INFLATION RISK. (U.S. Government Money Fund) The real value of the U.S. Government Money Fund's yield may be eroded by inflation over time. The U.S. Government Money Fund may under perform the bond and equity markets over time.

o ISSUER RISK. (All Fixed-Income Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities. The value of an individual security or category of securities may be more volatile than the debt market as a whole. Entities providing credit support or a maturity-shortening structure are also affected by these types of changes. Any of a Fund's holdings could have its credit downgraded or could default, which could affect the Fund's performance.

o LOWER RATED DEBT SECURITIES. (High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund) Lower rated debt securities are a principal risk for the High Yield Bond Fund, which concentrates its investments in lower rated debt securities, and are also a risk for the Intermediate and Short-Intermediate Fixed-Income Funds. Debt securities rated lower than BBB by S&P or lower than Baa by Moody's are commonly referred to as "junk bonds." Lower rated debt securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated securities. These risks include the possibility of default on principal or interest payments and bankruptcy of the issuer. During periods of deteriorating economic or financial conditions, the ability of issuers of lower rated debt securities to service their debt, meet projected goals or obtain additional financing may be impaired. In addition, the market for lower rated debt securities has in the past been more volatile and less liquid than the market for higher rated debt securities. These risks could adversely affect the Funds that invest in these debt securities.

Because of its concentration in investments in junk bonds, the High Yield Bond Fund is subject to substantial credit risk. Credit quality in the high-yield bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks of a particular high-yield bond. The Funds' Money Managers will not rely solely on ratings issued by established credit rating agencies, but will utilize these ratings in conjunction with its own independent and ongoing credit analysis.

o PREPAYMENT RISK. (All Fixed-Income Funds) Prepayment risk is a principal risk for the Mortgage Securities Fund, which concentrates its investments in mortgage securities, and may also be a risk for the other Fixed-Income Funds. Many types of debt securities, including mortgage securities, are subject to prepayment risk.

--------------------------------------------------------------------------------
                                   accessor 40

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. For example, if interest rates are dropping and an issuer pays off an obligation or a bond before maturity, the Fund may have to reinvest at a lower interest rate. Securities subject to prepayment generally offer less potential for gains during periods of declining interest rates and similar or greater potential for loss in periods of rising interest rates. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. Prepayments on assets underlying mortgage or other asset-backed securities held by a Fund can adversely affect those securities' yield and price.

o RISKS OF OPTIONS AND FUTURES TRANSACTIONS. (All Underlying Funds except U.S. Government Money) These types of transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities can have a significant impact on a Fund's exposure to stock market values, interest rates or the currency exchange rate. These types of transactions will be used primarily for hedging purposes.

o SECTOR RISK. (All Equity Funds) Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole. For instance, airline stocks may behave very differently than the market as a whole to a decline or increase in the price of oil.

o SMALLER COMPANY RISK. (Small to Mid Cap Fund, International Equity Fund) Securities of small and medium capitalization issuers often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

o STOCK MARKET VOLATILITY. (All Equity Funds and High Yield Bond Fund) Stock values fluctuate in response to issuer, political, market and economic developments. In the short term, stock prices can fluctuate dramatically in response to these developments. Securities that undergo an initial public offering may trade at a premium in the secondary markets. However, there is no guarantee that a Fund will have the ability to participate in such offerings on an ongoing basis or that such offering will trade at a premium in the secondary market.

o UNDERLYING FUND RISKS. (All Allocation Funds) The ability of each Allocation Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by Accessor Capital. The value of the Underlying Funds' investments, and the net asset values ("NAV") of the shares of both the Allocation Funds and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed-income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objective of any Allocation Fund or any Underlying Fund will be achieved.

Because the Allocation Funds invest in the Underlying Funds, the Allocation Funds' shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Allocation Funds allocate to those Underlying Funds. Each Allocation Fund may invest in certain Underlying Funds that in turn invest in small capitalization companies and foreign issuers and thus are subject to additional risks, including greater volatility, changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. Each Fund may also invest in certain Underlying Funds that in turn invest in noninvestment grade fixed-income securities ("junk bonds"), which are considered speculative by traditional standards. In addition, certain Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase securities issued by real estate investment trusts ("REITs") and other issuers in the real estate industry; purchase restricted and illiquid securities; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and engage in various other investment practices. The risks presented by these investment practices are discussed in this Prospectus and in the Statement of Additional Information.

--------------------------------------------------------------------------------
                                   accessor 41

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

On the following pages is information on Accessor Capital and each Fund's Money Manager and a description of how Accessor Capital and each Money Manager is compensated for the services it provides.

Each Fund paid the following management fees in fiscal year 2003 (reflected as a percentage of average net assets) to Accessor Capital and/or the Fund's Money
Manager:

--------------------------------------------------------------------------------------------------------------
                                       TOTAL ANNUAL           ANNUAL MANAGEMENT FEE          ANNUAL FEE
                                      MANAGEMENT FEES          TO ACCESSOR CAPITAL        TO MONEY MANAGER
                                    (AS A PERCENTAGE OF        (AS A PERCENTAGE OF      (AS A PERCENTAGE OF
                                     DAILY NET ASSETS)          DAILY NET ASSETS)         DAILY NET ASSETS)
FUND                               FOR FISCAL YEAR 2003       FOR FISCAL YEAR 2003      FOR FISCAL YEAR 2003
--------------------------------------------------------------------------------------------------------------
Growth                                      0.56%                     0.45%                     0.11%
Value                                       0.55                      0.45                      0.10
Small to Mid Cap                            0.96                      0.60                      0.36
International Equity                        0.92                      0.55                      0.37
High Yield Bond                             0.63                      0.36                      0.27
Intermediate Fixed-Income                   0.44                      0.33                      0.11
Short-Intermediate Fixed-Income             0.38                      0.33                      0.05
Mortgage Securities                         0.55                      0.36                      0.19
U.S. Government Money                       0.08                      0.08                      0.00
Allocation Funds                            0.10                      0.10                      0.00
--------------------------------------------------------------------------------------------------------------

MANAGER & ADMINISTRATOR Accessor Capital Management LP, 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101

Each Fund is a portfolio of Accessor Funds, Inc. ("Accessor Funds"), a Maryland corporation. Accessor Capital develops the investment programs for the Funds, selects the Money Managers for the Underlying Funds, and monitors the performance of the Money Managers. In addition, Accessor Capital directly invests the assets of the U.S. Government Money Fund and the Allocation Funds.
J. Anthony Whatley, III, is the Executive Director of Accessor Capital. Ravindra
A. Deo, Vice President and Chief Investment Officer of Accessor Capital, is primarily responsible for the day-to-day management of the Funds either directly or through interaction with each Fund's Money Manager. Mr. Deo is also responsible for managing the liquidity reserves of each Fund. The Securities and Exchange Commission issued an exemptive order that allows Accessor Funds to change a Fund's Money Manager without shareholder approval, as long as, among other things, the Board of Directors has approved the change in Money Manager and Accessor Funds has notified the shareholders of the affected Fund within 60 days of the change.

Each Fund pays Accessor Capital an annual management fee for providing management and administration services equal to the percentage shown above under "Annual Management Fee to Accessor Capital" of each Fund's average daily net assets.

Each Fund has also hired Accessor Capital to provide transfer agent, registrar, dividend disbursing agent and certain other services to the Funds. For providing these services, Accessor Capital receives (i) a fee equal to 0.15% of the average daily net assets of the Growth, Value, Small to Mid Cap and International Equity Funds, 0.13% of the average daily net assets of the High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income, Mortgage Securities Funds, and 0.05% of the average daily net assets of the U.S. Government Money Fund and (ii) a transaction fee of $0.50 per transaction. The Allocation Funds pay no fees for transfer agent or administrative services.

DISTRIBUTOR ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, CO 80202

ALPS  Distributors,  Inc.  ("Distributor")  is the  distributor  of the Accessor
Funds.

--------------------------------------------------------------------------------
                                   accessor 42

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
GROWTH FUND|
-----------|

MONEY MANAGER  Enhanced Investments Technologies, 2401 PGA Boulevard, Suite 100,
               Palm Beach Gardens, Florida 33410

Enhanced Investments Technologies ("INTECH") has managed the Growth Fund since March 1, 2004. Founded in 1987, INTECH has approximately $14.3 billion in assets under management as of December 31, 2003.

No one person on the investment team is primarily responsible for implementing the investment strategies of the Growth Fund. The team of investment professionals at INTECH works together to implement the mathematical portfolio management process. E. Robert Fernholz is Chief Investment Officer of INTECH. Dr. Fernholz joined INTECH in June of 1987, and was formerly Director of Research at Metropolitan Securities. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. He has held various academic positions in Mathematics and Statistics at Princeton University, City University of New York, Universidad de Buenos Aires, and University of Washington. Dr. Fernholz published a paper in the May 1982 Journal of Finance that became the basis for INTECH's portfolio process. He has 21 years of investment experience.


Effective January 1, 2005, as compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate of 0.45% of the aggregate daily net assets of the Fund.

Prior to January 1, 2005, the compensation structure provided for the Money Manager to earn a management fee at the annual rate of 0.20% of the Fund's average daily net assets for the first four complete calendar quarters commencing on March 1, 2004 and ending on March 31, 2005. Beginning with the fifth calendar quarter (starting on April 1, 2005), the Money Manager would have earned a management fee that consisted of a performance fee calculated based on the percentage amount by which the Fund's performance exceeded or trailed that of its benchmark index. The Statement of Additional Information contains more information on the prior management fee structure.


--------------------------------------------------------------------------------
                                   accessor 43

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
VALUE FUND|
----------|

MONEY MANAGER    Wellington Management Company, LLP, 75 State Street, Boston, MA
                 02109

Wellington Management has managed the Value Fund since January 10, 2001. Founded in 1928, Wellington Management has approximately $394 billion of assets under management as of December 31, 2003.


Doris T. Dwyer is the Portfolio Manager responsible for the day to day management of the Fund. Ms. Dwyer has been with Wellington Management since 1998. Ms. Dwyer relies on fundamental research provided by Wellington Management's Global Industry Analysts.

Effective January 1, 2005, as compensation for the Money Manager's service, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate of 0.25% of the aggregate daily net assets of the Fund. The Money Manager contractually agrees to waive the portion of such Money Manager Fee due to the Money Manager in excess of an annual rate of 0.10% of the daily net assets of the Fund, computed daily and paid quarterly, for the period from January 1, 2005 through December 31, 2005.

Prior to January 1, 2005, the Money Manager earned a management fee that consisted of a basic fee and a performance fee. The basic fee was equal to an annual rate of 0.10% of the Fund's average daily net assets over the period which performance was measured. The performance fee was calculated based on the percentage amount by which the Fund's performance exceeded or trailed that of its benchmark index. The Statement of Additional Information contains more information on the prior management fee structure.


--------------------------------------------------------------------------------
                                   accessor 44

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
SMALL TO MID CAP FUND|
---------------------|


MONEY MANAGER  SSgA Funds Management, Inc., One Lincoln Street, Boston, MA 02111


SSgA has managed the Small to Mid Cap Fund since June 1, 2001. SSgA is a recently created subsidiary of State Street Corporation, and is one of the companies of the State Street Global Advisors division which was started in 1978. SSgA manages approximately $92 billion in assets as of December 31, 2003.

SSgA uses a team approach in managing the Accessor Small to Mid Cap Fund. A team of investment professionals work together in a cohesive manner to develop and enhance the techniques that drive the investment process for the strategy employed for the Small to Mid Cap Fund. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for day-to-day implementation. The team approach also enables portfolio managers to draw upon the resources of other groups within SSgA. Ric Thomas, CFA and senior portfolio manager, is primarily responsible for the day-to-day management and investment decisions for the Small to Mid Cap Fund. Mr. Thomas is a Principal of SSgA and a Portfolio Manager, a position he has held since joining State Street in 1998. Prior to joining State Street in 1998, he was a quantitative analyst on the portfolio construction team at Putnam Investments. Previously, Mr. Thomas was an assistant economist at the Federal Reserve Bank of Kansas City. Mr. Thomas has been working in the investment management field since 1990.



Effective January 1, 2005, as compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate of 0.35% of the aggregate daily net assets of the Fund.

Prior to January 1, 2005, the Money Manager earned a management fee that consisted of a performance fee calculated based on the percentage amount by which the Fund's performance exceeded or trailed that of its benchmark index. The Statement of Additional Information contains more information on the prior management fee structure.


--------------------------------------------------------------------------------
                                   accessor 45

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND|
-------------------------|

MONEY MANAGER    J. P. Morgan Fleming Asset Management (London) Ltd.,
                 Finsbury Dials, 20 Finsbury London, England  EC2Y9AQ

Founded in 1960, JPMorgan Fleming has managed the Fund since January 7, 2002. JPMorgan Fleming and its affiliates have approximately $559 billion of assets under management as of December 31, 2003.


JPMorgan Fleming uses a team approach in managing the International Equity Fund. A team of experienced senior investors based in London is responsible for implementing the investment strategies for the International Equity Fund. This team of senior investors works closely with the other investment professionals that comprise the Global Portfolios Group and is supported by a global network of over 150 investment professionals that are located in more than 30 countries worldwide. Howard Williams is a managing director and Head of the Global
Portfolios Group, based in London. He has been an employee of JPMorgan Fleming since 1994. Prior to becoming the Head of the Global Portfolios Group, Mr.
Williams was a senior portfolio manager in the Global Portfolios Group. Mr. Williams holds an MA in Geography from Cambridge University.

James Fisher has responsibility as the lead investor for the EAFE business. Mr. Fisher has a BA (Hons) Latin from Reading University. Mr. Fisher is a managing director and senior portfolio manager in the Global Portfolios Group, based in London, with responsibility for EAFE Plus funds. He has been an employee of JPMorgan Fleming since 1985; Mr. Fisher was previously based in Hong Kong as a portfolio manager in the Global Group responsible for European markets and prior to this, a portfolio manager investing in the UK.

Effective January 1, 2005, as compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate as set forth below of the aggregate daily net assets of the Fund:

              0.50% on the first $50,000,000
              0.45% on the next $150,000,000
              0.40% above $150,000,000

Prior to January 1, 2005, the Money Manager earned a management fee that consisted of a basic fee and a performance fee. The basic fee was equal to an annual rate of 0.20% of the Fund's average daily net assets over the period which performance was measured up to a maximum of $400,000 annualized. The performance fee was calculated based on the percentage amount by which the Fund's performance exceeded or trailed that of its benchmark index. The Statement of Additional Information contains more information on the prior management fee structure.


--------------------------------------------------------------------------------
                                   accessor 46

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND|
--------------------|

MONEY MANAGER     Financial Management Advisors, LLC, 1900 Avenue of the Stars,
                  Suite 900, Los Angeles, California   90067

FMA has managed the High Yield Bond Fund since May 1, 2000. Founded in 1985, FMA has approximately $1.4 billion of assets under management as of December 31, 2003.

FMA uses a team approach in managing the High Yield Bond Fund. Kenneth D. Malamed and Steven S. Michaels are primarily responsible for the day-to-day management of the Fund. Mr. Malamed, President and Chief Investment Officer, founded FMA in 1985. In 1992, the assets, operations and client base of FMA were acquired by Wertheim Schroder Investment Services, Inc. (later renamed Schroder Wertheim Investment Services, Inc.), where Ken Malamed served as Managing Director, Director of Fixed-Income and Chairman of the Credit Committee. In November 1995, Mr. Malamed terminated his association with Schroder Wertheim. In December of 1995, he re-established FMA and continued on with a portion of the investment advisory business. Mr. Michaels, Senior Vice President and Managing Director of High Yield Fixed Income, joined FMA in 1991. He was Senior High Yield Credit Analyst at Schroder Wertheim Investment Services, Inc. from 1992 to 1995. He continued on with Mr. Malamed in January 1996 at the reestablished FMA.


Effective January 1, 2005, as compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate of 0.25% of the aggregate daily net assets of the Fund.

Prior to January 1, 2005, the Money Manager earned a management fee that consisted of a basic fee and a performance fee. The basic fee was equal to an annual rate of 0.07% of the Fund's average daily net assets over the period which performance was measured. The performance fee was calculated based on the percentage amount by which the Fund's performance exceeded or trailed that of its benchmark index. The Statement of Additional Information contains more information on the prior management fee.


--------------------------------------------------------------------------------
                                   accessor 47

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME FUND      |
SHORT-INTERMEDIATE FIXED-INCOME FUND|
------------------------------------|

MONEY MANAGER    Cypress Asset Management, 26607 Carmel Center Place, Suite 101,
                 Carmel, CA 93923

Cypress has managed the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund since September 21, 1998. Founded in 1995, Cypress has approximately $535 million in assets under management as of December 31, 2003.

Mr. Xavier Urpi, President and Chief Investment Officer, is primarily responsible for the day-to-day management and investment decisions and is assisted by Mr. Michael Banyra, Managing Director. Mr. Urpi founded Cypress in 1995. Prior to that, Mr. Urpi was at Smith Barney Capital as a Director of Fixed-Income from March 1989 to September 1995. Mr Banyra joined Cypress in April 1999 as Managing Director. Previously, Mr. Banyra was employed at Ark Asset Management Company (formerly known as Lehman Management Company) since 1986, most recently as Senior Manager from 1996 to 1999.


Effective January 1, 2005, as compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate of 0.10% of the aggregate daily net assets of each Fund.

Prior to January 1, 2005, the Money Manager earned a management fee that consisted of a basic fee and a performance fee. The basic fee was equal to an annual rate of 0.05% of the Fund's average daily net assets over the period which performance was measured. The performance fee was calculated based on the percentage amount by which the Fund's performance exceeded or trailed that of its benchmark index. The Statement of Additional Information contains more information on the prior management fee.


--------------------------------------------------------------------------------
                                   accessor 48

--------------------------------------------------------------------------------
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND|
------------------------|

MONEY MANAGER   BlackRock  Financial Management, Inc., 345 Park Avenue,
                New York, NY 10154

BlackRock or its predecessors have managed the Mortgage Securities Fund since May 18, 1992. Founded in 1988, BlackRock has approximately $309 billion in assets under management as of December 31, 2003.

BlackRock's Investment Strategy Group has primary responsibility for setting the broad investment strategy and for overseeing the ongoing management of all client portfolios. Mr. Andrew J. Phillips, Managing Director, is primarily responsible for the day-to-day management and investment decisions for the Mortgage Securities Fund. Mr. Phillips' primary responsibility is the management of the firm's investment activities in fixed-rate mortgage securities, including pass-throughs and CMOs. He directs the development of investment strategy and coordinates execution for all client portfolios. Prior to joining BlackRock in 1991, Mr. Phillips was a portfolio manager at Metropolitan Life Insurance Company.

Effective January 1, 2005, as compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate as set forth below of the aggregate daily net assets of the Fund:

              0.25% of the first $100,000,000
              0.20% of the next $100,000,000
              0.15% above $200,000,000

Prior to January 1, 2005, the Money Manager earned a management fee that consisted of a basic fee and a performance fee. The basic fee was equal to an annual rate of 0.07% of the Fund's average daily net assets over the period which performance was measured. The performance fee was calculated based on the percentage amount by which the Fund's performance exceeded or trailed that of its benchmark index. The Statement of Additional Information contains more information on the prior management fee.

--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND & ALLOCATION FUNDS|
---------------------------------------------|

MANAGER Accessor Capital Management LP, 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101

Accessor Capital has managed the U.S. Government Money Fund directly since September 7, 1994. Accessor Capital was founded in 1991 and has approximately $2.1 billion in assets under management as of December 31, 2003.

Accessor Capital directly invests the assets of the U.S. Government Money Fund and the Allocation Funds. Accessor Capital receives no additional fee beyond its management fee, as previously described, for these services.


In May 2004, the Accessor Funds (the "Funds") received a document and information request from the staff of the Ft. Worth District Office of the SEC in connection with a sweep examination relating to performance fees charged by investment advisers. The Funds voluntarily responded to the staff's request in June 2004, and subsequently provided additional follow-up information that the staff requested. The staff has informed the Funds and Accessor Capital Management ("ACM") that the staff believes that performance and base fees for the Funds have been calculated in violation of certain requirements of Section 205 and Rules 205-1 and 205-2 of the Investment Advisers Act. As a result, the staff has informed us that since 1992 eight Accessor Funds have, in the aggregate, paid the Funds' subadvisers higher advisory fees than permitted by the Section and Rules. The staff has informed the Funds and ACM that it intends to recommend that the SEC institute an action against ACM (but not the Funds) based on these overcharges and related disclosures. The staff has also informed the Funds and ACM that it intends to seek to recover the overcharges from the subadvisers that received the fees. The Funds and ACM have cooperated with the staff's inquiry, and continue to discuss resolution of these matters with the staff. At this time it is not known whether an action will be instituted by the SEC, what the final outcome of these discussions may be and what, if any, impact to the Funds and/or their shareholders there will be if the SEC proceeds with its attempts to recoup the alleged overcharges from the Funds' subadvisers. However, the staff has not indicated that the Funds would be liable for any amount in connection with this matter.


--------------------------------------------------------------------------------
                                   accessor 49

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
WHERE TO PURCHASE|
-----------------|

o DIRECT. Investors may purchase Advisor Class Shares directly from Accessor Funds for no sales charge or commission.

o FINANCIAL INTERMEDIARIES. Advisor Class Shares may be purchased through financial intermediaries, such as banks, broker-dealers, registered investment advisers and providers of fund supermarkets. In certain cases, a Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. The order will be priced at the next calculated net asset value per share ("NAV") after receipt of the order. Financial intermediaries are responsible for transmitting accepted orders of the Funds within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Funds. These financial intermediaries may also charge transaction, administrative or other fees to shareholders, and may impose other limitations on buying, selling or transferring shares, which are not described in this Prospectus. Some features of the Advisor Class Shares, such as investment minimums and certain trading restrictions, may be modified or waived by financial intermediaries. Shareholders should contact their financial intermediary for information on fees and restrictions.

o "STREET NAME" ACCOUNTS. If your shares are held in a "street name" account at an investment dealer, that dealer (and not Accessor Funds or the Transfer Agent) will perform all recordkeeping, transaction processing and distribution payments. Because Accessor Funds will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes to your account, or to obtain account information. You will not be able to utilize a number of shareholder features directly with Accessor Funds. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with Accessor Funds involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

--------------------------------------------------------------------------------
HOW TO PURCHASE|                           |Shares  of  the  Funds  may  not be
---------------|                           |purchased  on days when the NYSE is
                                           |closed for trading: New Year's Day,
Not all Accessor Funds may be offered in   |Martin   Luther   King,   Jr.  Day,
your state of  residence.  Contact  your   |Presidents    Day,   Good   Friday,
financial  intermediary  or the Transfer   |Memorial  Day,   Independence  Day,
Agent to  ensure  that the Fund you want   |Labor  Day,  Thanksgiving  Day  and
to  purchase is offered in your state of   |Christmas Day.
residence.                                 |-----------------------------------

Purchase orders are accepted on each business day that the New York Stock Exchange is open and must be received in good order prior to the close of the New York Stock Exchange, normally 4:00 p.m. Eastern time, except the U.S. Government Money Fund. If the Transfer Agent receives a purchase order for shares of U.S. Government Money Fund on any business day marked "Same Day Settlement" and the invested monies are received via fed-funds wire before 5:00 p.m. Eastern time on the same day, the investor will be entitled to receive that day's dividend. To allow Accessor Capital to manage the U.S. Government Money Fund most effectively, investors are encouraged to execute as many trades as possible before 3:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. In accordance with the USA PATRIOT Act, if you fail to provide all of the required information requested in the current account application, your purchase order will not be processed. The Transfer Agent, on behalf of Accessor Funds and the Distributor, is required by law to obtain certain personal information from you or persons acting on your behalf in order to verify your or such person's identity. If you do not provide the information, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity or that of another person(s) authorized to act on your behalf, or if it believes it has identified potential criminal activity, Accessor Funds and the Distributor reserve the right to close your account or take any other action they deem reasonable or required by law. For all purchase orders not marked "Same Day Settlement," the Transfer Agent must receive payment for shares by 12:00 p.m. Eastern time on the business day following the purchase request. All purchases must be made in U.S. dollars. Purchases may be made in any of the following ways:

--------------------------------------------------------------------------------
                                   accessor 50

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------

o BY CHECK. Checks made payable to "Accessor Funds, Inc." and drawn on a U.S. bank should be mailed with the completed application or with the account number and name of Fund noted on the check to:

                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

Neither initial nor subsequent investments should be made by third party check. At least one name on the account on which the check is drawn must match the registration of your account at Accessor Funds. If you pay with a check that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each Fund or the Transfer Agent, and the Fund can redeem shares you own in this or another identically registered Accessor Fund account as reimbursement. Each Fund and its agents have the right to cancel any purchase, exchange, or redemption due to nonpayment.

o BY FEDERAL FUNDS WIRE. Wire instructions can be obtained from the Operations Department at the Transfer Agent at (800) 759-3504 and must be accompanied or preceded by a trade sheet.

o BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may purchase Advisor Class Shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests.

o BY AUTOMATIC INVESTMENT PLAN. Shareholders may establish an Automatic Investment Plan (AIP) with Accessor Capital whereby investments in any of the Accessor Funds are made automatically on a regularly basis (e.g., bimonthly, monthly, quarterly). You may authorize regular electronic transfers of $100 or more from your bank checking account to purchase shares of one or more Accessor Funds based on instructions provided to Accessor Capital. To enroll in the AIP, fill out and sign the Electronic Funds Transfer Form and mail or fax (206-224-4274) the completed form to Accessor Funds 15 days prior to the initial purchase.

o BY PURCHASES IN KIND. Under some circumstances, the Funds may accept securities as payment for Fund Shares. Such securities would be valued the same way the Funds' securities are valued (see "Valuation of Securities"). Please see "Additional Purchase and Redemption Information" in the Statement of Additional Information for further information.

o PORTFOLIO REBALANCING. Your financial intermediary may provide one or more Model Investment Portfolios. Your financial intermediary may develop various investment models utilizing the Accessor Funds that will designate how, on a percent basis, the total value of your Accessor Funds holdings should be rebalanced, and at what frequency, quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your Accessor Funds for shares of the same class of one or more other Accessor Funds in your account. The Transfer Agent must receive requests to participate, make changes or cancel in good order from your financial intermediary at least five business days prior to the next rebalancing date. You may realize taxable gains from these exchanges. Accessor Funds may modify, suspend or terminate the program at any time on 60 days prior written notice.

--------------------------------------------------------------------------------
IRA/SIMPLE IRA/ROTH IRA/COVERDELL EDUCATION SAVINGS|
ACCOUNT PLANS                                      |
---------------------------------------------------|
Investors may purchase Fund shares through an Individual, SIMPLE, Roth or Educational Retirement Custodial Account Plan. An IRA, Roth IRA or Educational IRA account with an aggregate balance of less than $10,000 across all Funds on December 31 of any year may be assessed a $25.00 fee. Copies of an IRA, Roth IRA or Educational IRA Plan may be obtained from Accessor Capital by calling (800) 759-3504.

--------------------------------------------------------------------------------
                                   accessor 51

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------

                                                        INVESTMENT MINIMUMS
-------------------------------------------------------------------------------------------------------------------------------
REGULAR ACCOUNTS                                               |                        RETIREMENT ACCOUNTS
-------------------------------------------------------------------------------------------------------------------------------
INITIAL INVESTMENT                                             |   INITIAL INVESTMENT
One Fund only:             $5,000                              |   Traditional IRA/Roth IRA/  $2,000 aggregated among the Funds
Multiple Funds:            $10,000 aggregated among the Funds  |   SIMPLE/Coverdell:
Automatic Investment Plan: $100 per Fund                       |   Automatic Investment Plan: $100 aggregated among the Funds
-------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENT(S) all accounts:                         |   $100 per Fund
Automatic Investment Plan:                                     |   $100 per transaction
-------------------------------------------------------------------------------------------------------------------------------

The initial investment must be accompanied by an appropriate account application. Accessor Funds reserves the right to increase or decrease the minimum amount or maximum amount required to open and maintain an account, or to add to an existing account, without prior notice. Accessor Fund may accept smaller purchase amounts (e.g., 401(k) plans, transfers in from trustees or the correction of errors) or reject any purchase order it believes may disrupt the management of the Funds. See the Statement of Additional Information for more information.

--------------------------------------------------------------------------------
SHARE PRICING|
-------------|

Investors purchase Advisor Class Shares of a Fund at its NAV. The NAV is calculated by adding the value of Fund assets attributable to Advisor Class Shares, subtracting Fund liabilities attributable to the class, and dividing by the number of outstanding Advisor Class Shares. The NAV is calculated each day that the New York Stock Exchange ("NYSE") is open for business. The Funds generally calculate their NAV at the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time except for the U.S. Government Money Fund and the Allocation Funds, which normally calculate their NAV at 5:00 p.m. Eastern time each day the NYSE is open. If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Shares are purchased at the NAV that is next calculated after purchase requests are received by the Funds in good order. The NAV may be published daily in the business sector of many major newspapers. If you have access to the Internet, you can check NAV on the Accessor website (www.accessor.com).

--------------------------------------------------------------------------------
ACCESSOR FUNDS INTERNET WEBSITE|
-------------------------------|

You can obtain information about Accessor Funds on the Accessor Funds internet website at www.accessor.com. Additionally, your financial intermediary may arrange for you to view your account information over the internet with a password protected login. If your Accessor Funds shares are held through a third-party fiduciary or in an omnibus registration at a bank or brokerage firm this service may not be available. To obtain account information online, you must first obtain a user I.D. and password. Contact your financial intermediary for more information. At times, the website may be inaccessible or its account viewing features may be unavailable.

--------------------------------------------------------------------------------
MARKET TIMING/EXCESSIVE TRADING|
-------------------------------|

Short-term or excessive trading into and out of a Fund may harm performance by disrupting portfolio management strategies and by increasing expenses.

The Funds (or Accessor Capital, on behalf of the Funds) may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a Fund per calendar year. In addition, the Funds or Accessor Capital may restrict or refuse purchases or exchanges by market timers or investors who, in the Funds' or Accessor Capital's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that Fund. You may be considered a market timer or excessive trader if you
(i) redeem or exchange shares within 90 days of purchase; (ii) exchange shares out of any of the Funds within 90 days of an earlier exchange request out of the respective Fund; (iii) exchange shares out of any Fund more than four times within a calendar year; or (iv) otherwise seem to follow a market timing pattern that the Funds or Accessor Capital believes may adversely affect the Fund. For these purposes, Accessor Capital may consider an investor's trading history in that Fund or other Funds, and Accounts under common ownership or control with an account that is covered by (i), (ii) or (iii) above are also subject to these limits.

Identified market timers who redeem or exchange their shares of the Equity Funds or the High Yield Bond Fund acquired by purchase or exchange within the preceding 90 days will be assessed a fee of 2.00% of redemption proceeds, which will be paid to the respective Fund. This redemption fee does not apply to certain accounts as

--------------------------------------------------------------------------------
                                   accessor 52

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------

determined in the discretion of the Fund (and Accessor Capital, on behalf of the Funds), including certain retirement accounts (e.g., 401(k) plans), purchases made pursuant to the dividend reinvestment program and withdrawals made pursuant to the systematic withdrawal program and portfolio rebalancing. The Fund cannot ensure that it will be able to identify all cases of market timing and excessive trading although it believes it has adequate procedures in place to attempt to do so.

--------------------------------------------------------------------------------
FOR MORE INFORMATION|
--------------------|

For additional information about purchasing shares of the Accessor Funds, please contact your financial intermediary or Accessor Funds at (800) 759-3504.

================================================================================
                             EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

As a shareholder, you have the privilege of exchanging shares of the Funds for shares of other Accessor Funds. Advisor Class Shares may be exchanged for shares of any other Fund on days when the NYSE is open for business, as long as shareholders meet the normal investment requirements of the other Fund. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Shares will be exchanged at the next NAV calculated after the Transfer Agent receives the exchange request in good order. For exchanges into the C Class Shares from a different class of a Fund, the holding period for determining your contingent deferred sales charge ("CDSC"), if applicable, begins upon the exchange into the C Class Shares. Please read the C Class Prospectus carefully for a description of the CDSC. The Fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of one Fund per calendar year. Exchanges made within 90 days of purchase from an Equity Fund or the High Yield Bond Fund may be subject to a 2.00% redemption fee paid to the Fund (see "Market Timing/Excessive Trading" above). Shareholders should read the prospectus of any other Fund into which they are considering exchanging. An exchange of shares from a Fund involves a redemption of those shares and will be treated as a sale for tax purposes. Exchanges from Advisor Class Shares of a Fund into another class of the same Fund are not treated as a redemption and a sale for tax purposes. Not all classes of all Accessor Funds may be offered in your state of residence. Contact your financial intermediary or the Transfer Agent to ensure that the class of shares of the Fund you want to exchange is offered in your state of residence.

--------------------------------------------------------------------------------
EXCHANGES THROUGH ACCESSOR FUNDS|
--------------------------------|

Accessor Funds does not currently charge fees on exchanges made directly through it. This exchange privilege may be modified or terminated at any time by Accessor Funds upon 60 days notice to shareholders. Exchanges may be made any of the following ways:

o   BY MAIL. Share exchange instructions may be mailed to:

                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

o    BY FAX. Instructions may be faxed to Accessor Funds at (206) 224-4274.

--------------------------------------------------------------------------------
EXCHANGES THROUGH FINANCIAL INTERMEDIARIES|
------------------------------------------|

You should contact your financial intermediary directly to make exchanges. Your financial intermediary may charge additional fees for these transactions.

================================================================================
                                   accessor 53

================================================================================
                             REDEEMING FUND SHARES
--------------------------------------------------------------------------------

Investors may request to redeem Advisor Class Shares on any day that the NYSE is open for business. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. If the Transfer Agent receives a redemption request in good order from a shareholder |-----------------------------------
of the U.S. Government Money Fund by |Redemption requests for shares that 3:00 p.m. Eastern time, marked "Same Day |were purchased by check will be Settlement", the shareholder will be |honored at the next NAV calculated
entitled to receive redemption  proceeds    |after  receipt  of  the  redemption
by  wire  on  the  same  day.   Requests    |request.    However,     redemption
received "in good order" must include: |proceeds will not be transmitted account name, account number, dollar or |until the check used for the share amount of transaction, Fund(s) and |investment has cleared (up to 15 allocation of investment, and signature |days after a deposit). The Transfer of authorized signer. Shareholders of |Agent may charge a $10.00
the U.S. Government Money Fund who elect    |processing fee for each  redemption
this  option  should be aware that their    |check.
account  will not be  credited  with the    |-----------------------------------
daily dividend on that day. Shares will be redeemed at the next NAV calculated after the Transfer Agent receives the redemption request in good order. Payment will ordinarily be made within seven days of the request by wire-transfer to a shareholder's domestic commercial bank account. Certain redemptions made within 90 days of purchase or exchange in the Equity Funds or the High Yield Bond Fund may be subject to a 2.00% redemption fee paid to the Fund in connection with the Funds' Market Timing/Excessive Trading policy (see "Market Timing/Excessive Trading" above). Shares may be redeemed from Accessor Funds any of the following ways:

o    BY MAIL. Redemption requests may be mailed to:

                           Accessor Funds, Inc.
                           Attn:  Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748.

o    BY FAX.  Redemption  requests  may be faxed to  Accessor  Capital  at (206)
224-4274.

o BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million among the Accessor Funds may request redemption of shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests, including personal identification requests and recording instructions given by telephone.

o REDEMPTION PROCEEDS. Upon receipt in writing and in good order of a request for redemption of shares, the Transfer Agent will transmit redemption proceeds as established in the account application form (the "redemption instructions of record"), either electronically to the shareholder's pre-authorized bank account or by check to the shareholder's address of record. The Transfer Agent may charge a $10.00 processing fee for each redemption check. No interest will accrue on uncashed checks. The Transfer Agent will not charge for redemptions made electronically. If your request is not in good order, you may have to provide additional information in order to redeem your shares. Shareholders may request that payment be made differently from their redemption instructions of record. Such requests must be in writing, signed by all shareholders of record and accompanied by a signature guarantee. Shareholders may also request that a redemption be made payable to someone other than the shareholder of record or be sent to an address other than the address of record. Such requests must be made in writing, be signed by all shareholders of record, and accompanied by a signature guarantee. Shares also may be redeemed through financial intermediaries from whom shares were purchased. Financial intermediaries may charge a fee for this service.

Large redemptions may disrupt the management and performance of the Funds. Each Fund reserves the right to delay delivery of your redemption proceeds -- up to seven days -- if the Fund determines that the redemption amount will disrupt its operation or performance. If you redeem more than $250,000 worth of a Fund's shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities, or market risk if you elect to hold them.

In the event of an emergency as determined by the Securities and Exchange Commission, Accessor Funds may suspend the right of redemption or postpone payments to shareholders. If the Board of Directors determines a redemption
--------------------------------------------------------------------------------
                                   accessor 54

================================================================================
                             REDEEMING FUND SHARES
--------------------------------------------------------------------------------

payment may harm the remaining shareholders of a Fund, the Fund may pay a redemption in whole or in part by a distribution in kind of securities from the Fund.

o SYSTEMATIC WITHDRAWAL PLAN. Shareholders may request an automatic, monthly, quarterly or annual redemption of shares under the Systematic Withdrawal Plan (minimum monthly amount is $500). Applications for this plan may be obtained from Accessor Funds and must be received by Accessor Funds at least ten calendar days before the first scheduled withdrawal date. Systematic Withdrawals may be discontinued at any time by a shareholder or Accessor Funds.

o LOW ACCOUNT BALANCES. Accessor Funds may redeem any account with a balance of less than $500 per Fund or less than $2,000 in aggregate across the Funds if the shareholder is not part of an Automatic Investment Plan. Shareholders will be notified in writing when they have a low balance and will have 60 days to purchase additional shares to increase the balance to the required minimum. Shares will not be redeemed if an account drops below the minimum due to market fluctuations.

--------------------------------------------------------------------------------
SIGNATURE GUARANTEES|
--------------------|

A signature guarantee is designed to protect the shareholders and the Funds against fraudulent transactions by unauthorized persons. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency, or savings associations as defined by federal law. The Transfer Agent may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. A notary public stamp or seal is not a signature guarantee, and will not be accepted by the Fund. Accessor Capital at its discretion reserves the right to require a signature guarantee on any transaction request.

The Fund requires a guaranteed signature for the following:
o    Transfer of ownership to another individual or organization.
o Requests that redemption proceeds be sent to a different name or address than is registered on the account.
o    Requests that fed-wire instructions be changed.
o    Requests for name changes.
o    Adding or removing a shareholder on an account.
o    Establishing or changing certain services after the account is open.

================================================================================
                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

o DIVIDENDS. Each Fund intends to distribute substantially all of its net income from dividends, interest and other income (less expenses) from investments to shareholders as dividends. The Fixed-Income Funds, Income Allocation Fund, Income & Growth Allocation Fund and Balanced Allocation Fund normally pay dividend distributions monthly. The Equity Funds, Growth & Income Allocation Fund, Growth Allocation Fund and Aggressive Growth Allocation Fund normally pay dividend distributions quarterly in March, June, September and December, with the exception of International Equity Fund, which normally pays dividend distributions annually in December.

o OTHER DISTRIBUTIONS. Each Fund intends to distribute substantially all of its net realized long-and short-term capital gains and net realized gains from foreign currency transactions (if any) to shareholders as capital gain distributions. Each Fund normally pays capital gain distributions annually in December, although a Fund may occasionally be required to make supplemental distributions during the year.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. All dividends and other distributions on Advisor Class Shares of a Fund will be automatically reinvested in additional Advisor Class Shares of that Fund unless a shareholder elects to receive them in cash. Shareholders that elect to receive their dividends in cash and request checks will be charged $10.00. Shareholders may alternatively choose to invest dividends or other distributions in Advisor Class Shares of any other Fund. You may elect or change your dividend options either on your account application or by calling Accessor Funds at (800) 759-3504.

================================================================================
                                   accessor 55

================================================================================
                            VALUATION OF SECURITIES
--------------------------------------------------------------------------------

The Funds generally value their securities using market quotations obtained from a pricing service. Equity securities (both domestic and international) listed and traded principally on a national securities exchange are typically valued on the basis of last sale price on such exchange on the day of valuation or, if no sale occurred on such day, at the closing bid price on the primary exchange on which the security is traded. Because foreign securities markets are open on different days from U.S. markets, there may be instances when the NAV of a Fund that invests in foreign securities changes on days when shareholders are not able to buy or sell shares. This primarily applies to the International Equity Fund; although not expected, each other Fund (except the U.S. Government Money
Fund) may purchase securities on foreign markets and thus may be subject to these NAV changes.

Fixed-income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) are generally valued on the basis of most recent sales price quotations obtained from dealers or pricing services. Short-term debt securities maturing in less than 60 days (including investments in the U.S. Government Money Fund) are valued using amortized cost, which approximates market value.

Over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and asked prices. Over-the-counter equity securities traded on the NASDAQ National Market and NASDAQ Small Cap Markets are based on the NASDAQ Official Price or, if believed to more accurately reflect the fair market value, the mean between the bid and the asked prices. All other over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and the asked prices.

An investment for which market quotations are not readily available is valued at its fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. If a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

================================================================================
                                    TAXATION
--------------------------------------------------------------------------------

A Fund will not be subject to federal income tax to the extent it distributes investment company taxable income and gain to shareholders in a timely manner. Dividends and other distributions that shareholders receive from a Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax and may also be subject to state and local tax. Generally, dividends and distributions of net short-term capital gains and gains from certain foreign currency transactions are taxable as ordinary income, while distributions of other gains are taxable as long-term capital gains (generally, at the rate of 20% for non-corporate shareholders). The rate of tax to a shareholder on distributions from a Fund of capital gains ordinarily depends on the length of time the Fund held the securities that generated the gain, not the length of time the shareholder owned his or her shares.

Certain dividends and other distributions declared by a Fund in October, November, or December of any year are taxable to shareholders as though received on December 31 of that year if paid to them during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

A redemption of a Fund's shares or an exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax.

The International Equity Fund receives dividends and interest on securities of foreign issuers that may be subject to withholding taxes by foreign governments, and gains from the disposition of those securities also may be subject thereto, which may reduce the Fund's total return. If the amount of taxes withheld by foreign governments is material, the Fund may elect to enable shareholders to claim a foreign tax credit regarding those taxes.

After the conclusion of each calendar year, shareholders will receive information regarding the taxability of dividends and other distributions paid by the Funds during the preceding year. The Funds are required to withhold and remit to the U.S. Treasury 30% of all dividends, capital gain distributions, and redemption proceeds payable to individuals

--------------------------------------------------------------------------------
                                   accessor 56

================================================================================
                                    TAXATION
--------------------------------------------------------------------------------

and certain other non-corporate shareholders who have not provided the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gains distributions payable to those shareholders who are otherwise subject to backup withholding.

THE FOREGOING IS ONLY A BRIEF SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THE FUNDS. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A FURTHER DISCUSSION. SHAREHOLDERS SHOULD CONSULT A TAX ADVISOR FOR FURTHER INFORMATION REGARDING THE FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES OF AN INVESTMENT IN ADVISOR CLASS SHARES.

================================================================================
                      SERVICE & DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

o DEFENSIVE DISTRIBUTION PLAN. The Funds have adopted a Defensive Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that Accessor Capital may use its management or administrative fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Fund shares and/or shareholder support services. Accessor Capital may pay significant amounts to intermediaries, such as banks, broker-dealers and other service providers that provide those services. The Board of Directors has currently authorized such payments for the Funds.

o ACM ADMINISTRATIVE PLAN. Accessor Funds has also adopted an ACM Administrative Plan with respect to shares of the U.S. Government Money Fund. Pursuant to the ACM Administrative Plan, Accessor Funds will pay Accessor Capital for certain administrative, informational and support services to investors who may from time to time beneficially own U.S. Government Money Fund shares either directly or through omnibus accounts. The maximum annual amount payable to Accessor Capital is 0.25% of the average daily net assets of the shares of the U.S. Government Money Fund.

================================================================================
                                 PRIVACY POLICY
--------------------------------------------------------------------------------

Accessor Funds has adopted a policy concerning investor privacy. To review the privacy policy, contact Accessor Funds at (800) 759-3504 or see the privacy policy that accompanies this prospectus. To avoid sending duplicate copies of materials to households, Accessor Funds will mail only one copy of each prospectus, annual and semi-annual report and annual notice of Accessor Fund's privacy policy to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings, called household, benefits Accessor Funds through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Transfer Agent at (800) 759-3504. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to shop householding.





--------------------------------------------------------------------------------
                                   accessor 57

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH FUND|
-----------|
The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES
FOR A SHARE OUTSTANDING                                            FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                            2003         2002         2001          2000          1999
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  17.13     $   22.69     $  26.79      $  35.08     $  28.88

 Net investment income (loss)(1)                  0.09          0.07         0.01         (0.09)       (0.06)
 Net realized and unrealized gain (loss)
  on investments                                  3.65         (5.57)       (4.11)        (8.18)        7.51
                                               ---------------------------------------------------------------
Total from investment operations                  3.74         (5.50)       (4.10)        (8.27)        7.45

 Distributions from net investment income        (0.10)        (0.06)        -             -            -
 Distributions from capital gains                 -             -            -            (0.02)       (1.24)
 Distributions in excess of capital gains         -             -            -             -           (0.01)
                                               ---------------------------------------------------------------
Total distributions                              (0.10)        (0.06)         -           (0.02)       (1.25)
                                               ---------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                $  20.77     $   17.13     $  22.69      $  26.79     $  35.08
==============================================================================================================

TOTAL RETURN(2)                                  21.90%       (24.26)%     (15.30)%      (23.58)%      25.87%
NET ASSETS, END OF PERIOD (IN THOUSANDS)       $94,904      $ 95,637     $159,237      $246,641     $339,590
 Ratio of expenses to average net assets(3)       0.83%         0.80%        0.85%         0.88%        0.97%
 Ratio of net investment income (loss) to
  average net assets                              0.49%         0.36%        0.03%        (0.28)%      (0.21)%
Portfolio turnover rate                          76.58%        66.00%       75.89%        89.32%       96.55%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.
================================================================================
                                   accessor 58

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
VALUE FUND|
----------|
The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

-------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES
FOR A SHARE OUTSTANDING                                          FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                            2003          2002         2001          2000        1999
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  13.62     $   17.88     $  20.61      $  20.70     $  21.04

 Net investment income (loss)(1)                  0.16          0.15         0.16          0.25         0.18
 Net realized and unrealized gain (loss)
  on investments                                  3.97         (4.26)       (2.06)         0.21         1.25
                                              ---------------------------------------------------------------
Total from investment operations                  4.13         (4.11)       (1.90)         0.46         1.43

 Distributions from net investment income        (0.17)        (0.15)       (0.16)        (0.25)       (0.18)
 Distributions from capital gains                 -             -           (0.50)        (0.30)       (1.59)
 Distributions in excess of capital gains         -             -           (0.17)         -            -
                                              ---------------------------------------------------------------
Total distributions                              (0.17)        (0.15)       (0.83)        (0.55)       (1.77)
                                              ---------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                $  17.58     $   13.62     $  17.88      $  20.61     $  20.70
=============================================================================================================

TOTAL RETURN(2)                                  30.50%       (23.01)%      (9.48)%        2.38%        6.87%
NET ASSETS, END OF PERIOD (IN THOUSANDS)      $ 70,232     $  71,823     $116,191      $151,401     $149,183
 Ratio of expenses to average net assets(3)       0.84%         0.87%        0.89%         0.79%        0.97%
 Ratio of net investment income to
  average net assets                              1.08%         0.96%        0.83%         1.25%        0.86%
Portfolio turnover rate                         118.86%       117.49%      173.17%       139.61%      167.70%



--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.
================================================================================
                                   accessor 59

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SMALL TO MID CAP FUND|
---------------------|
The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES
FOR A SHARE OUTSTANDING                                          FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                            2003          2002        2001          2000         1999
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  14.62     $   17.14     $  19.96      $  27.39     $  23.53

 Net investment income (loss)(1)                  0.03         (0.01)        0.01         (0.10)       (0.10)
 Net realized and unrealized gain (loss)
  on investments                                  6.38         (2.51)       (2.83)        (4.54)        6.46
                                              --------------------------------------------------------------
Total from investment operations                  6.41         (2.52)       (2.82)        (4.64)        6.36

 Distributions from net investment income        (0.03)         -            -             -            -
 Distributions from capital gains                 -             -            -            (2.35)       (2.50)
 Distribution in excess of net investment
  income                                          -             -            -             -            -
 Distributions in excess of capital gains         -             -            -            (0.44)        -
                                              --------------------------------------------------------------
Total distributions                              (0.03)         -            -            (2.79)       (2.50)
                                              --------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                $  21.00     $   14.62     $  17.14      $  19.96     $  27.39
============================================================================================================

TOTAL RETURN(2)                                  43.91%       (14.70)%     (14.13)%      (18.22)%      27.26%
NET ASSETS, END OF PERIOD (IN THOUSANDS)      $134,782     $ 108,628     $162,297      $267,999     $447,665
 Ratio of expenses to average net assets(3)       1.24%         1.13%        1.06%         1.22%        1.25%
 Ratio of net investment income (loss) to
  average net assets                              0.20%        (0.03)%       0.05%        (0.39)%      (0.47)%
Portfolio turnover rate                          47.88%        44.59%       65.21%       141.73%      133.14%



--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.
================================================================================
                                   accessor 60

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND|
-------------------------|
The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES
FOR A SHARE OUTSTANDING                                          FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                            2003          2002         2001          2000         1999
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $   9.65     $   11.33     $  15.07      $  21.52     $  16.90

 Net investment income (loss)(1)                  0.12          0.08         0.03         -             0.02
 Net realized and unrealized gain (loss)
  on investments                                  3.19         (1.76)       (3.77)        (5.07)        8.17
                                              --------------------------------------------------------------
Total from investment operations                  3.31         (1.68)       (3.74)        (5.07)        8.19

 Distributions from net investment income         -             -            -            -             -
 Distributions from capital gains                 -             -            -            (1.36)       (3.57)
 Distributions in excess of capital gains         -             -            -            (0.02)        -
                                              --------------------------------------------------------------
Total distributions                               -             -            -            (1.38)       (3.57)
                                              --------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                $  12.96     $    9.65     $  11.33      $  15.07     $  21.52
============================================================================================================

TOTAL RETURN(2)                                  34.30%       (14.83)%     (24.82)%      (24.55)%      48.93%
NET ASSETS, END OF PERIOD (IN THOUSANDS)      $ 69,059     $  59,362      $79,748      $163,154     $236,869
 Ratio of expenses to average net assets(3)       1.36%         1.43%        1.47%         1.42%        1.37%
 Ratio of net investment income (loss) to
  average net assets                              1.17%         0.75%        0.21%        (0.01)%      (0.04)%
Portfolio turnover rate                          21.84%       107.71%      147.08%       166.49%      251.23%



--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.
================================================================================
                                   accessor 61

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND|
--------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                    FOR FISCAL YEAR               FOR PERIOD
FOR A SHARE OUTSTANDING                                 YEAR ENDED 12/31              ENDED 12/31
THROUGHOUT THE PERIOD                           2003          2002         2001          2000(3)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $   9.86      $  10.61      $ 11.10       $ 12.00

 Net investment income (loss)(1)                  0.94          0.89         1.03          0.75
 Net realized and unrealized gain (loss)
  on investments                                  1.34         (0.75)       (0.45)        (0.98)
                                              ----------------------------------------------------
Total from investment operations                  2.28          0.14         0.58         (0.23)

 Distributions from net investment income        (0.96)        (0.89)       (1.07)        (0.67)
 Distributions from capital gains                 -             -            -             -
                                              ----------------------------------------------------
Total distributions                              (0.96)        (0.89)       (1.07)        (0.67)
                                              ----------------------------------------------------

NET ASSET VALUE, END OF PERIOD                $  11.18      $   9.86      $ 10.61       $ 11.10
==================================================================================================

TOTAL RETURN(2)                                  24.24%         1.42%        5.19%        (1.99)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)      $ 51,918       $57,341      $30,709       $14,609
 Ratio of expenses to average net assets(4)       0.95%         0.92%        0.95%         0.86%*
 Ratio of net investment income to average
  net assets                                      8.99%         8.89%        9.30%         9.75%*
Portfolio turnover rate                         154.85%       108.29%       37.07%        11.92%



--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class commenced operations on May 1, 2000.
(4) The effect of any custody credits on this ratio is less than 0.01%. *Annualized.

================================================================================
                                   accessor 62

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME FUND|
------------------------------|
The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

-------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES
FOR A SHARE OUTSTANDING                                          FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                           2003          2002         2001          2000         1999
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  12.45     $   11.89     $  11.67      $  11.30     $  12.47

 Net investment income (loss)(1)                  0.55          0.64         0.68          0.73         0.68
 Net realized and unrealized gain (loss)
  on investments                                  0.06          0.71         0.23          0.37        (1.12)
                                              ---------------------------------------------------------------
Total from investment operations                  0.61          1.35         0.91          1.10        (0.44)

 Distributions from net investment income        (0.57)        (0.64)       (0.69)        (0.73)       (0.68)
 Distributions from capital gains                (0.36)        (0.15)        0.00          0.00        (0.05)
                                              ---------------------------------------------------------------
Total distributions                              (0.93)        (0.79)       (0.69)        (0.73)       (0.73)
                                              ---------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                $  12.13     $   12.45     $  11.89      $  11.67     $  11.30
=============================================================================================================

TOTAL RETURN(2)                                   4.93%        11.70%        8.00%        10.17%       (3.58)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)      $ 37,099     $  50,283     $ 44,563      $ 53,997     $ 56,895
 Ratio of expenses to average net assets(3)       0.74%         0.67%        0.65%         0.66%        0.68%
 Ratio of net investment income to average
  net assets                                      4.46%         5.26%        5.73%         6.46%        5.89%
Portfolio turnover rate                         105.58%        93.56%       61.25%        42.88%       60.40%






--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.
================================================================================
                                   accessor 63

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SHORT-INTERMEDIATE FIXED-INCOME FUND|
------------------------------------|
The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES
FOR A SHARE OUTSTANDING                                          FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                            2003         2002         2001          2000         1999
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  12.34     $   12.12     $  11.98      $  11.83     $  12.33

 Net investment income (loss)(1)                  0.43          0.56         0.63          0.71         0.63
 Net realized and unrealized gain (loss)
  on investments                                 (0.16)         0.22         0.17          0.15        (0.49)
                                              --------------------------------------------------------------
Total from investment operations                  0.27          0.78         0.80          0.86         0.14

 Distributions from net investment income        (0.43)        (0.56)       (0.66)        (0.71)       (0.63)
 Distributions from capital gains                 -             -            -             -           (0.01)
                                              --------------------------------------------------------------
Total distributions                              (0.43)        (0.56)       (0.66)        (0.71)       (0.64)
                                              --------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                $  12.18     $   12.34     $  12.12      $  11.98     $  11.83
=============================================================================================================

TOTAL RETURN(2)                                   2.19%         6.64%        6.77%         7.54%        1.22%
NET ASSETS, END OF PERIOD (IN THOUSANDS)      $ 80,613     $  42,639     $ 57,747      $ 55,251     $ 50,200
 Ratio of expenses to average net assets(3)       0.63%         0.64%        0.67%         0.66%        0.70%
 Ratio of net investment income to average
  net assets                                      3.54%         4.62%        5.26%         5.99%        5.32%
Portfolio turnover rate                          86.10%        50.96%       83.37%        54.48%       45.89%





--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.
================================================================================
                                   accessor 64

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND|
------------------------|
The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

-------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES
FOR A SHARE OUTSTANDING                                          FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                            2003         2002         2001          2000         1999
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  13.00     $   12.69     $  12.52      $  11.98     $  12.59

 Net investment income (loss)(1)                  0.38          0.60         0.71          0.74         0.73
 Net realized and unrealized gain (loss)
  on investments                                 (0.08)         0.38         0.23          0.54        (0.58)
                                              ---------------------------------------------------------------
Total from investment operations                  0.30          0.98         0.94          1.28         0.15

 Distributions from net investment income        (0.36)        (0.61)       (0.71)        (0.74)       (0.73)
 Distributions from capital gains                (0.25)        (0.06)       (0.06)         -           (0.03)
                                              ---------------------------------------------------------------
Total distributions                              (0.61)        (0.67)       (0.77)        (0.74)       (0.76)
                                              ---------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                $  12.69     $   13.00     $  12.69      $  12.52     $  11.98
=============================================================================================================

TOTAL RETURN(2)                                   2.34%         7.90%        7.68%        11.11%        1.19%
NET ASSETS, END OF PERIOD (IN THOUSANDS)      $159,367     $ 173,978     $111,948      $123,632     $127,307
 Ratio of expenses to average net assets(3)       0.84%         0.84%        0.87%         0.87%        0.89%
 Ratio of net investment income to
  average net assets                              2.93%         4.69%        5.62%         6.13%        5.91%
Portfolio turnover rate                         425.28%       294.60%      228.07%       263.34%      273.95%





--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.
================================================================================
                                   accessor 65

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND|
--------------------------|
The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

-----------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES
FOR A SHARE OUTSTANDING                                          FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                            2003           2002           2001           2000         1999
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $     1.00     $     1.00     $     1.00      $   1.00     $   1.00

 Net investment income(1)                           0.01           0.01           0.04          0.06         0.05
 Distributions from net investment income          (0.01)         (0.01)         (0.04)        (0.06)       (0.05)
                                              -------------------------------------------------------------------
Net Asset Value, end of period                $     1.00     $     1.00     $     1.00      $   1.00     $   1.00
=================================================================================================================

TOTAL RETURN(2)                                     0.72%          1.45%          3.81%         5.99%        4.72%
NET ASSETS, END OF PERIOD (IN THOUSANDS)      $1,175,275     $1,249,928     $1,177,405      $552,255     $380,620
 Ratio of expenses to average net assets(3)         0.46%          0.46%          0.44%         0.45%        0.48%
 Ratio of net investment income to
   average net assets                               0.72%          1.43%          3.48%         5.88%        4.66%





--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.
================================================================================
                                   accessor 66

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INCOME ALLOCATION FUND|
----------------------|
The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

ADVISOR CLASS SHARES                                     FOR FISCAL YEAR               FOR PERIOD
FOR A SHARE OUTSTANDING                                 YEAR ENDED 12/31               ENDED 12/31
THROUGHOUT THE PERIOD                            2003         2002         2001          2000(3)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  15.19     $   15.09     $  15.01      $  15.00

 Net investment income (loss)(1)                   0.53          0.69         0.81          -
 Net realized and unrealized gain (loss)
  on investments                                   0.17          0.14         0.07          0.01
                                               ------------------------------------------------------
Total from investment operations                   0.70          0.83         0.88          0.01

 Distributions from net investment income         (0.53)        (0.69)       (0.80)         -
 Distributions from capital gains                 (0.07)        (0.03)       (0.00)         -
 Distributions in excess of capital gains          -             -            -             -
 Distributions from return of capital              -            (0.01)        -             -
                                               ------------------------------------------------------
Total distributions                               (0.60)        (0.73)       (0.80)         -
                                               ------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                 $  15.29     $   15.19     $  15.09      $  15.01
=====================================================================================================

TOTAL RETURN(2)                                    4.68%         5.68%        5.95%         0.07%
Net assets, end of period (in thousands)       $  7,313     $   9,689     $ 12,534      $    400
 Ratio of gross expenses to average net assets     0.29%         0.24%        1.18%         0.10%*
 Ratio of net expenses to average net assets       0.10%         0.10%        0.10%         0.10%*
 Ratio of net investment income (loss)
  (excluding expenses paid directly by
  the advisor) to average net assets               3.30%         4.43%        4.59%        (0.10)%*
 Ratio of net investment income (loss)
  to average net assets                            3.49%         4.56%        5.67%        (0.10)%*
Portfolio turnover rate                           52.48%        50.44%       38.76%         0.00%





--------------------------------------------------------------------------------
(1) Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Fund commenced operations on December 27, 2000.
* Annualized
================================================================================
                                   accessor 67

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INCOME & GROWTH ALLOCATION FUND|
-------------------------------|
The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

ADVISOR CLASS SHARES                                     FOR FISCAL YEAR               FOR PERIOD
FOR A SHARE OUTSTANDING                                 YEAR ENDED 12/31               ENDED 12/31
THROUGHOUT THE PERIOD                            2003         2002         2001          2000(3)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 13.48     $   14.32     $  15.00      $  15.00

 Net investment income (loss)(1)                  0.40          0.47         0.61          -
 Net realized and unrealized gain (loss)
  on investments                                  1.40         (0.82)       (0.70)         -
                                               ----------------------------------------------------
Total from investment operations                  1.80         (0.35)       (0.09)         -

 Distributions from net investment income        (0.39)        (0.46)       (0.56)         -
 Distributions from capital gains                (0.06)        (0.03)       (0.03)         -
 Distributions in excess of capital gains         -             -            -             -
                                               ----------------------------------------------------
Total distributions                              (0.45)        (0.49)       (0.59)         -
                                               ----------------------------------------------------

NET ASSET VALUE, END OF PERIOD                 $ 14.83     $   13.48     $  14.32      $  15.00
===================================================================================================

TOTAL RETURN(2)                                  13.56%        (2.45)%      (0.57)%        0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)       $ 8,693      $  5,224      $ 2,519       $   289
 Ratio of gross expenses to average net assets    0.30%         0.28%        0.76%         0.10%*
 Ratio of net expenses to average net assets      0.10%         0.10%        0.10%         0.10%*
 Ratio of net investment income (loss)
  (excluding expenses paid directly by the
  advisor) to average net assets                  2.64%         3.33%        3.58%        (0.10)%*
 Ratio of net investment income (loss)
  to average net assets                           2.84%         3.50%        4.24%        (0.10)%*
Portfolio turnover rate                          26.08%        24.38%       22.19%         0.00%





--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Fund commenced operations on December 27, 2000.
* Annualized
================================================================================
                                   accessor 68

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
BALANCED ALLOCATION FUND|
------------------------|
The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

----------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                     FOR FISCAL YEAR               FOR PERIOD
FOR A SHARE OUTSTANDING                                 YEAR ENDED 12/31               ENDED 12/31
THROUGHOUT THE PERIOD                            2003         2002         2001          2000(3)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 12.38     $   13.85     $  15.00      $  15.00

 Net investment income (loss)(1)                  0.33          0.37         0.48         -
 Net realized and unrealized gain (loss)
  on investments                                  2.05         (1.47)       (1.17)        -
                                               -----------------------------------------------------
Total from investment operations                  2.38         (1.10)       (0.69)        -

 Distributions from net investment income        (0.33)        (0.35)       (0.41)        -
 Distributions from capital gains                (0.03)        (0.02)       (0.05)        -
 Distributions in excess of capital gains         -             -            -            -
                                               -----------------------------------------------------
Total distributions                              (0.36)        (0.37)       (0.46)        -
                                               -----------------------------------------------------

NET ASSET VALUE, END OF PERIOD                 $ 14.40     $   12.38     $  13.85      $  15.00
====================================================================================================

TOTAL RETURN(2)                                  19.52%        (7.94)%      (4.57)%        0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)       $19,354     $  12,089     $ 10,158      $    297
 Ratio of gross expenses to average net assets    0.23%         0.23%        0.40%         0.10%*
 Ratio of net expenses to average net assets      0.10%         0.10%        0.10%         0.10%*
 Ratio of net investment income (loss)
  (excluding expenses paid directly by the
  advisor) to average net assets                  2.34%         2.71%        3.08%        (0.10)%*
 Ratio of net investment income (loss)
  to average net assets                           2.46%         2.83%        3.39%        (0.10)%*
Portfolio turnover rate                          19.58%        21.72%       15.60%         0.00%



--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Fund commenced operations on December 27, 2000.
* Annualized
================================================================================
                                   accessor 69

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH & INCOME ALLOCATION FUND|
-------------------------------|
The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

ADVISOR CLASS SHARES                                     FOR FISCAL YEAR               FOR PERIOD
FOR A SHARE OUTSTANDING                                 YEAR ENDED 12/31               ENDED 12/31
THROUGHOUT THE PERIOD                           2003          2002         2001          2000(3)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  11.86     $   13.65     $  15.02      $  15.00

 Net investment income (loss)(1)                  0.28          0.31         0.39          -
 Net realized and unrealized gain (loss)
  on investments                                  2.31         (1.78)       (1.42)         0.02
                                              -----------------------------------------------------
Total from investment operations                  2.59         (1.47)       (1.03)         0.02

 Distributions from net investment income        (0.27)        (0.31)       (0.31)         -
 Distributions from capital gains                (0.03)        (0.01)       (0.03)         -
 Distributions in excess of capital gains         -             -            -             -
                                              -----------------------------------------------------
Total distributions                              (0.30)        (0.32)       (0.34)         -
                                              -----------------------------------------------------

NET ASSET VALUE, END OF PERIOD                 $ 14.15      $  11.86      $ 13.65       $ 15.02
===================================================================================================

TOTAL RETURN(2)                                  22.09%       (10.84)%      (6.83)%        0.13%
NET ASSETS, END OF PERIOD (IN THOUSANDS)       $22,173      $ 16,703      $ 18,969      $    247
 Ratio of gross expenses to average net assets    0.23%         0.24%        0.45%         0.10%*
 Ratio of net expenses to average net assets      0.10%         0.10%        0.10%         0.10%*
 Ratio of net investment income (loss)
  (excluding expenses paid directly by the
  advisor) to average net assets                  2.06%         2.30%        2.59%        (0.10)%*
 Ratio of net investment income to average
  net assets                                      2.19%         2.44%        2.94%        (0.10)%*
Portfolio turnover rate                          19.56%        32.07%        6.44%         0.00%





--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Fund commenced operations on December 27, 2000.
* Annualized
================================================================================
                                   accessor 70

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH ALLOCATION FUND|
----------------------|
The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

---------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                     FOR FISCAL YEAR               FOR PERIOD
FOR A SHARE OUTSTANDING                                 YEAR ENDED 12/31               ENDED 12/31
THROUGHOUT THE PERIOD                            2003         2002         2001          2000(3)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 10.80      $  13.00      $ 15.00       $ 15.00

 Net investment income (loss)(1)                  0.20          0.19         0.24          -
 Net realized and unrealized gain (loss)
  on investments                                  2.82         (2.20)       (2.00)         -
                                               ----------------------------------------------------
Total from investment operations                  3.02         (2.01)       (1.76)         -

 Distributions from net investment income        (0.20)        (0.19)       (0.20)         -
 Distributions from capital gains                 -             -           (0.04)         -
 Distributions in excess of capital gains         -             -            -             -
                                               ----------------------------------------------------
Total distributions                              (0.20)        (0.19)       (0.24)         -
                                               ----------------------------------------------------

NET ASSET VALUE, END OF PERIOD                 $ 13.62      $  10.80      $ 13.00       $ 15.00
===================================================================================================

TOTAL RETURN(2)                                  28.22%       (15.50)%     (11.70)%        0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)       $25,041      $ 20,095      $23,658       $   223
 Ratio of gross expenses to average net assets    0.22%         0.22%        0.32%         0.10%*
 Ratio of net expenses to average net assets      0.10%         0.10%        0.10%         0.10%*
 Ratio of net investment income (loss)
  (excluding expenses paid directly by the
  advisor) to average net assets                  1.59%         1.48%        1.66%        (0.10)%*
 Ratio of net investment income (loss) to
  average net assets                              1.71%         1.60%        1.88%        (0.10)%*
Portfolio turnover rate                          16.85%         9.59%       14.93%         0.00%




--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Fund commenced operations on December 27, 2000.
*Annualized
================================================================================
                                   accessor 71

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH ALLOCATION FUND|
---------------------------------|
The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

----------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                     FOR FISCAL YEAR               FOR PERIOD
FOR A SHARE OUTSTANDING                                 YEAR ENDED 12/31               ENDED 12/31
THROUGHOUT THE PERIOD                            2003          2002         2001         2000(3)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  10.04      $  12.58      $ 15.00       $ 15.00

 Net investment income (loss)(1)                  0.05          0.03         0.03          -
 Net realized and unrealized gain (loss)
  on investments                                  3.03         (2.55)       (2.38)         -
                                              ------------------------------------------------------
Total from investment operations                  3.08         (2.52)       (2.35)         -

 Distributions from net investment income        (0.04)        (0.01)        -             -
 Distributions from capital gains                 -            (0.01)       (0.04)         -
 Distributions in excess of capital gains         -             -           (0.03)         -
                                              ------------------------------------------------------
Total distributions                              (0.04)        (0.02)       (0.07)         -
                                              ------------------------------------------------------

Net Asset Value, end of period                $  13.08      $  10.04      $ 12.58       $ 15.00
====================================================================================================

TOTAL RETURN(2)                                  30.74%       (20.02)%     (15.68)%        0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)      $ 11,580      $  8,120      $10,547       $   226
 Ratio of gross expenses to average net assets    0.25%         0.23%        0.39%         0.10%*
 Ratio of net expenses to average net assets      0.10%         0.10%        0.10%         0.10%*
 Ratio of net investment income (loss)
  (excluding expenses paid directly by the
  advisor) to average net assets                  0.29%         0.16%       (0.04)%       (0.10)%*
 Ratio of net investment income (loss) to
  average net assets                              0.44%         0.29%        0.25%        (0.10)%*
Portfolio turnover rate                           7.27%         8.11%       30.99%         0.00%





--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Fund commenced operations on December 27, 2000.
* Annualized
================================================================================
                                   accessor 72

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------

The following information has been supplied by the respective preparer of the index or has been obtained from other publicly available information.

--------------------------------------------------------------------------------
STANDARD & POOR'S 500 INDEX*|
----------------------------|

The purpose of the S&P 500 Index is to portray the pattern of common stock price movement. Construction of the index proceeds from industry groups to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the index does not comprise the 500 largest companies. The S&P membership currently consists of 438 NYSE, 60 NASDAQ and 2 AMEX traded companies.

Component stocks are chosen solely with the aim of achieving a distribution by broad industry groupings for market size, liquidity and with the aim of achieving a distribution by broad industry groupings that are representative of the U.S. economy. Each stock added to the index must represent a viable enterprise and must be representative of the industry group to which it is assigned. Its market price movements must in general be responsive to changes in industry affairs.

The formula adopted by Standard & Poor's is generally defined as a "base-weighted aggregative" expressed in relatives with the average value for the base period (1941-1943) equal to 10. Each component stock is weighted so that it will influence the index in proportion to its respective market importance. The most suitable weighting factor for this purpose is the number of shares outstanding, multiplied by its market price. This gives the current market value for that particular issue, and this market value determines the relative importance of the security.

Market values for individual stocks are added together to obtain their particular group market value. These group values are expressed as a relative, or index number, to the base period (1941-1943) market value. As the base period market value is relatively constant, the index number reflects only fluctuations in current market values.

--------------------------------------------------------------------------------
*"STANDARD & POOR'S," "S&P" AND "S&P 500" ARE TRADEMARKS OF STANDARD AND POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. THE GROWTH FUND AND VALUE FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S.
--------------------------------------------------------------------------------
S&P 500/BARRA GROWTH INDEX L S&P 500/BARRA VALUE INDEX|
------------------------------------------------------|

BARRA, in collaboration with Standard and Poor's, has constructed the S&P 500/BARRA Growth Index (the "Growth Index") and S&P 500/BARRA Value Index (the "Value Index") to separate the S&P 500 into value stocks and growth stocks.

The Growth and Value Indices are constructed by dividing the stocks in the S&P 500 according to their price-to-book ratios. The Value Index contains firms with lower price-to-book ratios and has 50 percent of the capitalization of the S&P
500. The Growth Index contains the remaining members of the S&P 500. Each of the indices is capitalization-weighted and is rebalanced semiannually on January 1 and July 1 of each year.

Although the Value Index is created based on price-to-book ratios, the companies in the index generally have other characteristics associated with "value" stocks: low price-to-earnings ratios, high dividend yields, and low historical and predicted earnings growth. Because of these characteristics, the Value Index historically has had higher weights in the Energy, Utility, and Financial sectors than the S&P 500.

Companies in the Growth Index tend to have opposite characteristics from those in the Value Index: high earnings-to-price ratios, low dividend yields, and high earnings growth. Historically, the Growth Index has been more concentrated in Technology and Health Care than the S&P 500.

As of December 31, 2003, there were 162 companies in the Growth Index and 338 companies in the Value Index.



--------------------------------------------------------------------------------
                                   accessor 73

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DOW JONES WILSHIRE 4500 COMPLETION INDEX* |
-------------------------------------------

The Dow Jones Wilshire 4500 Completion Index (an unmanaged index) is constructed from the Dow Jones Wilshire 5000 Composite Index ("Dow Jones Wilshire 5000"), and contains all stocks in the Dow Jones Wilshire 5000 except components of the S&P 500. The Dow Jones Wilshire 4500 Completion Index was created to allow investors who are using the S&P 500 already to track the remainder of the U.S. market. Two versions of the index are calculated: one weighted by full market capitalization and the other weighted by float-adjusted market capitalization. The full-market-cap version is intended as a "wealth" measure, representing the total dollar value of funds entering or leaving the U.S. equity markets. The float-adjusted version is meant to be a more realistic benchmark, because it reflects the shares of securities that are actually available to investors. The Small to Mid Cap Fund uses the float-adjusted Dow Jones Wilshire 4500 Completion Index as its benchmark index.

The Dow Jones Wilshire 5000 measures the performance of all U.S. headquartered equity securities with readily available price data. To be included in the index, a security must be the primary equity issue of a U.S. company. New issues must be traded on the New York Stock Exchange, American Stock Exchange or NASDAQ Stock Market; newly issued bulletin board stocks are not added to the index.

Originally called the Wilshire 5000 Total Market Index, the Dow Jones Wilshire 5000 was created in 1974 by the founder of Wilshire Associates to aid in performance measurement and was named for the nearly 5,000 stocks it contained at the time. The Wilshire 5000 Index was maintained by Wilshire Associates until April of 2004, when Wilshire and Dow Jones Indexes began cobranding it and other Wilshire indexes. As part of the agreement, Dow Jones Indexes assumed responsibility for calculating and maintaining the Dow Jones Wilshire 5000 Composite Index and the other indexes under the Dow Jones Wilshire umbrella.

-------------------------------------------------------------------------------
*"DOW JONES" AND "WILSHIRE" ARE REGISTERED TRADEMARKS OF DOW JONES OR WILSHIRE ASSOCIATES. THE SMALL TO MID CAP FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY DOW JONES OR WILSHIRE ASSOCIATES.

--------------------------------------------------------------------------------
MORGAN STANLEY CAPITAL INTERNATIONAL EAFE + EM INDEX*|
-----------------------------------------------------|

The MSCI EAFE + EM Index is a market-capitalization-weighted index composed of companies representative of the market structure of 48 Developed and Emerging Market countries. The index is calculated without dividends or with gross dividends reinvested, in both U.S. dollars and local currencies.

The MSCI EAFE Index is a market-capitalization-weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The index is calculated without dividends, with net or with gross dividends reinvested, in both U.S. dollars and local currencies.

MSCI Emerging Markets ("EM") Index is a market-capitalization-weighted index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America and the Pacific Basin. The MSCI EM Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

The MSCI indices reflect stock market trends by representing the evolution of an unmanaged portfolio containing a broad selection of domestically listed companies. A dynamic optimization process which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles, and minimizing cross ownership is used to determine index constituents. Stock selection also takes into consideration the trading capabilities of foreigners in emerging market countries.

As of December 31, 2003, the MSCI + EM Index consisted of 1565 companies traded on stock markets in 48 countries. The weighting of the MSCI EAFE + EM Index by country was as follows:

Developed Markets: Australia 4.51%, Austria 0.20%, Belgium 0.94%, Denmark 0.68%, Finland 1.50%, France 8.69%, Germany 6.47%, Greece 0.41%, Hong Kong 1.86%, Ireland 0.66%, Italy 3.48%, Japan 19.22%, Luxembourg 0.09%, Netherlands 4.78%, New Zealand 0.21%, Norway 0.43%, Portugal 0.32%, Singapore 0.74%, Spain 3.31%, Sweden 2.40%, Switzerland 6.64%, United Kingdom 23.67%.

Emerging Markets: Argentina 0.04%, Brazil 0.93%, Chile 0.21%, China 0.37%, Colombia 0.01%, Czech Republic 0.05%, Egypt 0.00%, Hungary 0.10%, India 0.57%, Indonesia 0.15%, Israel 0.33%, Jordan 0.02%, Malaysia 0.46%, Mexico 0.65%,
Morocco 0.00%, Pakistan 0.02%, Peru 0.06%, Philippines 0.05%, Poland 0.13%, Russia 0.48%, South Africa 0.94%, South Korea 1.84%, Taiwan 1.23%, Thailand 0.32%, Turkey 0.17%, Venezuela 0.01%.

Unlike other broad-based indices, the number of stocks included in MSCI EAFE + EM Index is not fixed and may vary

--------------------------------------------------------------------------------
                                   accessor 74

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------

to enable the Index to continue to reflect the primary home markets of the constituent countries. Changes in the Index will be announced when made. MSCI EAFE + EM Index is a capitalization-weighted index calculated by Morgan Stanley Capital International based on the official closing prices for each stock in its primary local or home market. The base value of the MSCI EAFE + EM Index was equal to 100.0 on January 1, 1988. As of December 31, 2003, the value of the MSCI EAFE + EM Index was 234.513.

--------------------------------------------------------------------------------
*"EAFE" IS A REGISTERED TRADEMARK OF MORGAN STANLEY CAPITAL INTERNATIONAL. THE INTERNATIONAL EQUITY FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL. THIS INDEX WAS FORMERLY KNOWN AS THE MSCI EAFE+EMF INDEX.
--------------------------------------------------------------------------------
LEHMAN BROTHERS*                |
GOVERNMENT/CREDIT INDEX         |
GOVERNMENT/CREDIT 1-5 YEAR INDEX|
U.S. CORPORATE HIGH YIELD INDEX |
MORTGAGE-BACKED SECURITIES INDEX|
--------------------------------|

The Lehman Brothers Government/Credit Indices include fixed-rate debt issues rated investment grade (Baa3) or higher by Moody's Investor Service ("Moody's"). For issues not rated by Moody's, the equivalent Standard & Poor's ("S&P") rating is used, and for those not rated by S&P, the equivalent Fitch Investors Service, Inc. rating is used. These indices also include fixed-rate debt securities issued by the U.S. Government, its agencies or instrumentalities, which are generally not rated but have an implied rating greater than AAA. All issues must have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for all others. Price, coupon and total return are reported for all sectors on a month-end to month-end basis. All returns are market value weighted inclusive of accrued interest.

The Lehman Brothers Government/Credit Index is made up of the Government and Credit Bond Indices.

The Government Bond Index is made up of the Treasury Bond Index (public obligations of the United States Treasury that have remaining maturities of more than one year, excluding flower bonds and foreign targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt or foreign debt guaranteed by the U.S. Government).

The Credit Bond Index includes publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are Yankee bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities or governmental agencies, or international agencies.

The Government/Credit 1-5 Year Index is composed of Agency and Treasury securities and corporate securities of the type referred to in the preceding paragraph, all with maturities of one to five years.

The U.S. Corporate High Yield Index covers the universe of fixed-rate, noninvestment grade debt issues rated Ba1 or lower by Moody's. If no Moody's rating is available, bonds must be rated BB+ or lower by S&P; and if no S&P rating is available, bonds must be rated below investment grade by Fitch Investor's Service. A small number of unrated bonds is included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly. All bonds included in the High Yield Index must be dollar-denominated and nonconvertable and have at least one year remaining to maturity and an outstanding par value of at least $100 million. Yankee and global bonds (SEC registered) or issuers in non-emerging countries are included as well as original issue zeros and step-up coupon structures.

The Mortgage-Backed Securities Index covers fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association
(FNMA).

--------------------------------------------------------------------------------
*THE INTERMEDIATE FIXED-INCOME FUND, THE SHORT-INTERMEDIATE FIXED-INCOME FUND, THE HIGH YIELD BOND FUND AND THE MORTGAGE-SECURITIES FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY LEHMAN BROTHERS.
--------------------------------------------------------------------------------
                                   accessor 75

SHAREHOLDER REPORTS. Accessor Funds publishes Annual and Semi-Annual Reports, which contain information about each Fund's recent performance, including:

o Management's discussion about recent market conditions, economic trends and Fund strategies that affected their performance over the recent period

o    Fund performance data and financial statements

o    Fund holdings.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more detailed information about Accessor Funds and each Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus.

For  shareholder  inquiries or for free copies of Accessor Funds' Annual Report,
Semi-Annual   Report,   SAI,  and  other  information   contact  your  financial
intermediary or:

ACCESSOR CAPITAL MANAGEMENT LP
1420 Fifth Avenue, Suite 3600
Seattle, Washington 98101
800-759-3504
206-224-7420
web site:  www.accessor.com
           ----------------

SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549-0102
Public Reference Section (202) 942-8090 (for inquiries regarding hours of operation only)
e-mail:  publicinfo@sec.gov
web site:  www.sec.gov
           -----------

You may obtain copies of documents from the SEC, upon payment of duplicating fees, or view documents at the SEC's Public Reference Room in Washington, D.C. The SAI and other information about Accessor Funds is available on the EDGAR database on the SEC's website at www.sec.gov.


Accessor(R) is a registered trademark of Accessor Capital Management LP.

SEC file number: 811-06337.


                                   accessor 76

--------------------------------------------------------------------------------

                  ACCESSOR FUNDS, INC. -- INVESTOR CLASS SHARES

--------------------------------------------------------------------------------


                                   PROSPECTUS


--------------------------------------------------------------------------------


           [LOGO] ACCESSOR                             APRIL 29, 2004
                  ------                         Revised February 22, 2005


--------------------------------------------------------------------------------
     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

             NOT FDIC INSURED    NO BANK GUARANTEE    MAY LOSE VALUE

--------------------------------------------------------------------------------















                                   accessor 1

================================================================================
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


THE FUNDS
   Growth Fund Details and Performance........................................4
   Value Fund Details and Performance.........................................6
   Small to Mid Cap Fund Details and Performance..............................8
   International Equity Fund Details and Performance.........................10
   High Yield Bond Fund Details and Performance..............................12
   Intermediate Fixed-Income Fund Details and Performance....................14
   Short-Intermediate Fixed-Income Fund Details and Performance..............16
   Mortgage Securities Fund Details and Performance..........................18
   U.S. Government Money Fund Details and Performance........................20
   Income Allocation Fund Details and Performance............................22
   Income & Growth Allocation Fund Details and Performance...................24
   Balanced Allocation Fund Details and Performance..........................26
   Growth & Income Allocation Fund Details and Performance...................28
   Growth Allocation Fund Details and Performance............................30
   Aggressive Growth Allocation Fund Details and Performance.................32
   Fund Expenses.............................................................34
   Securities and Risks......................................................36
   Management, Organization and Capital Structure............................42

SHAREHOLDER INFORMATION
   Purchasing Fund Shares....................................................50
   Exchanging Fund Shares....................................................53
   Redeeming Fund Shares.....................................................54
   Dividends and Distributions...............................................55
   Valuation of Securities...................................................56
   Taxation..................................................................56
   Service & Distribution Arrangements.......................................57
   Privacy Policy............................................................57
   Financial Highlights......................................................58

APPENDIX A
   Description of Fund Indices...............................................73




--------------------------------------------------------------------------------
                                   accessor 2

================================================================================
                               THE ACCESSOR FUNDS
--------------------------------------------------------------------------------


o A family of 16 mutual funds, each with four classes of shares, and one with five classes of shares. This Prospectus describes the Investor Class Shares of 15 of the Funds, which are divided into nine "Underlying Funds" and six "Allocation Funds," each a "Fund" and collectively the "Funds" as listed below:


UNDERLYING EQUITY FUNDS:               UNDERLYING FIXED-INCOME FUNDS:
     Growth Fund                            High Yield Bond Fund
     Value Fund                             Intermediate Fixed-Income Fund
     Small to Mid Cap Fund                  Short-Intermediate Fixed-Income Fund
     International Equity Fund              Mortgage Securities Fund
                                            U.S. Government Money Fund
ALLOCATION FUNDS:                      ALLOCATION FUNDS:
     Income Allocation Fund                 Growth & Income Allocation Fund
     Income & Growth Allocation Fund        Growth Allocation Fund
     Balanced Allocation Fund               Aggressive Growth Allocation Fund

For information about the other classes of Accessor Funds, please request the current Accessor Funds Prospectuses.

o    A variety of equity, fixed-income and balanced mutual funds.

o When used together, designed to help investors realize the benefits of asset allocation and diversification.

o    Managed and  administered  by Accessor  Capital  Management  LP  ("Accessor
Capital").

o The Underlying Funds are sub-advised by money managers ("Money Managers") who are selected and supervised by Accessor Capital (other than the U.S. Government Money Fund, which is advised directly by Accessor Capital).

Each of the Accessor Allocation Funds is a "fund of funds" and shares the same investment approach. Each Allocation Fund seeks to maintain a mix of asset classes within an established range ("target"), and each invests in a combination of the Advisor Class Shares of the Underlying Funds, which represent specific market segments. The Allocation Funds are designed to help investors realize the benefits of asset allocation and diversification. Each Allocation Fund pursues a different investment goal by investing in different combinations of the Underlying Funds, which are described below. You may choose to invest in any of the Allocation Funds based on your investment goals, investment time horizons, personal risk tolerances, and financial circumstances. Each Allocation Fund's performance will reflect the performance of different asset classes or different segments within an asset class. By investing in a combination of mutual funds, the Allocation Funds can offer additional diversification within a single investment.

Each Allocation Fund seeks to maintain broad exposure to several markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments that are rising. The level of diversification the Allocation Funds obtain from being invested in a number of Underlying Funds may reduce the risk associated with an investment in a single Underlying Fund. This risk may be further reduced because each Underlying Fund's investments are also spread over a range of issuers, industries and, in the case of the International Equity Fund, countries. For more details regarding the principal risks of the Allocation Funds based on the principal risks of the Underlying Funds, please see "Summary of Principal Risks" on page 38.

================================================================================

DIVERSIFICATION is the spreading of risk among a group of investment assets. Within a portfolio of investments, it means reducing the risk of any individual security by holding securities of a variety of companies. In a broader context, diversification means investing among a variety of security types to reduce the importance of any one type or class of security.

ASSET ALLOCATION is a logical extension of the principle of diversification. It is a method of mixing different types of investments (for example, stocks and bonds) in an effort to enhance returns and reduce risks.

                                      * * *

DIVERSIFICATION AND ASSET ALLOCATION DO NOT, HOWEVER, GUARANTEE INVESTMENT RESULTS.

--------------------------------------------------------------------------------
                                   accessor 3

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                               GROWTH FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Growth Fund seeks capital growth.

PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of such issuers. The Fund invests primarily in stocks of companies that Enhanced Investment Technologies LLC ("INTECH"), the Fund's Money Manager, believes will outperform peer companies, while maintaining an overall risk level similar to that of the Fund's benchmark, the S&P 500 BARRA/Growth Index. To help control risk, the Money Manager compares the Fund's economic sector weightings to a broad index of primarily large capitalization companies, such as the S&P 500 Index, and normally avoids extreme overweighting or underweighting relative to that index. The Money Manager attempts to exceed the performance of |------------------------------------
its  benchmark  over  a  cycle  of  five   |SPECIAL   NOTE:    Accessor   Funds'
years, by investing primarily in stock |domestic equity funds are designed of companies that are expected to |so that investments in companies as experience higher than average growth of |represented by the S&P 500 Index
earnings or higher than average capital |could be approximated by equal appreciation. The Fund may also engage |investments in the Accessor Growth in various portfolio strategies (for |Fund and Accessor Value Fund. The
example, futures or options) to reduce |Accessor Small to Mid Cap Fund is certain risks of its investments and may |primarily designed to invest in thereby enhance income, but not for |domestic stocks outside the S&P 500
speculation.                               |Index.  As of March  31,  2004,  the
                                           |market capitalization of the S&P 500
The Fund pursues its objective by |Index ranged from $928 million for applying a mathematical portfolio |the smallest company to $313 billion management process to construct an |for the largest company. The investment portfolio from the universe |weighted average market value of the of common stocks within its benchmark |Index was $21.8 billion, which may index. The mathematical process uses the |vary from month to month. Neither natural tendency of stock prices to vary |the Growth Fund nor the Value Fund over time (volatility) in determining |currently have a specific target the selection of securities and their |market capitalization range, however
weightings in the Fund's holdings. |the Money Managers generally limit INTECH pursues its objective by |investments to companies in the S&P
identifying  stocks with higher  average   |500 Index.
volatility   than  the   Growth   Fund's   -------------------------------------
benchmark index and combining those stocks in a manner that INTECH believes does not increase the overall portfolio volatility above that of the benchmark index. INTECH seeks to select stocks with higher average volatility than the benchmark index by reviewing historical stock prices and estimating future volatility. More volatile stocks may tend to reside on the smaller cap end of the index. INTECH approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Sector Risk. Issuers with an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 4

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                             GROWTH FUND PERFORMANCE
--------------------------------------------------------------------------------

The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on March 1, 2004. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.

--------------------------------------------------------------------------------
                   GROWTH FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                          YEAR-TO-DATE
                                                                     1.62%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/04
                                                                ---------------
25.23  -23.99  -15.73  -24.45   21.28      |                     BEST QUARTER
-------------------------------------------                         27.49%
 99      00       01      02      03                             4TH QTR 1998
                                                                ---------------
                                                                 WORST QUARTER
                                                                    -18.90%
                                                                 1ST QTR 2001
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                              SINCE
FOR THE PERIODS ENDED 12/31/03                                              1 YEAR           5 YEARS        INCEPTION*
------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                   21.28%           -5.97%           -2.71%
Fund returns after taxes on distributions                                   21.27%           -6.12%           -3.15%
Fund returns after taxes on distributions & sale of Fund shares             13.83%           -4.96%           -2.35%
S&P 500/BARRA Growth Index(1)                                               25.66%           -3.49%           -0.60%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)            *7/1/98 INCEPTION DATE, INDEX MEASURED FROM 6/30/98
------------------------------------------------------------------------------------------------------------------------

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.





















--------------------------------------------------------------------------------
(1) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY. THE S&P 500/BARRA GROWTH INDEX IS AN UNMANAGED INDEX OF GROWTH STOCKS IN THE S&P 500. LARGE CAPITALIZATION GROWTH STOCKS ARE THE STOCKS WITHIN THE S&P 500 THAT GENERALLY HAVE HIGH EXPECTED EARNINGS GROWTH AND HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS.
================================================================================
                                   accessor 5

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                               VALUE FUND DETAILS
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE The Value Fund seeks capital growth.

PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing principally in common and preferred stocks, convertible securities, and rights and warrants of companies whose stocks have lower price multiples (either price/earnings or price/book value) than others in their industries; or which, in the opinion of the Money Manager, have improving fundamentals (such as growth of earnings and dividends). The Fund seeks to invest primarily in stocks of companies that Wellington Management Company, LLP ("Wellington Management"), the Fund's Money Manager, believes are undervalued. To help control risk, the Money Manager compares the Fund's economic sector weightings to a broad index of primarily large capitalization companies, such as those in the S&P 500 Index, and normally avoids extreme |------------------------------------
overweighting or underweighting relative   |SPECIAL   NOTE:    Accessor   Funds'
to  that  index.  Wellington  Management   |domestic  equity  funds are designed
attempts to exceed the performance of |so that investments in companies as the Fund's benchmark, the S&P 500/BARRA |represented by the S&P 500 Index
Value Index, over a cycle of five years. |could be approximated by equal The Fund may also engage in various |investments in the Accessor Growth portfolio strategies (for example, |Fund and Accessor Value Fund. The
options) to reduce certain risks of its |Accessor Small to Mid Cap Fund is investments and to enhance income, but |primarily designed to invest in
not for speculation.                       |domestic  stocks outside the S&P 500
                                           |Index.  As of March  31,  2004,  the
Wellington Management uses a disciplined |market capitalization of the S&P 500 structured investment approach and |Index ranged from $928 million for quantitative analytical techniques |the smallest company to $313 billion
designed to identify stocks that |for the largest company. The Wellington Management believes have the |weighted average market value of the highest probability of outperforming |Index was $21.8 billion, which may
their  peers  coupled  with a  portfolio   |vary from  month to  month.  Neither
construction process designed to keep |the Growth Fund nor the Value Fund the overall portfolio risk |currently have a specific target characteristics similar to that of the |market capitalization range, however benchmark. Wellington Management focuses |the Money Managers generally limit on companies that may be temporarily out |investments to companies in the S&P
of favor or whose earnings or assets may   |500 Index.
not be fully  reflected  in their  stock   -------------------------------------
prices. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by economic sectors, geographic region, industry or other criteria appropriate to meet the Fund's objective. Securities are sold when the Money Manager believes that the investment has achieved its intended purpose, when upside potential is considered limited, or when more attractive opportunities are available.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 6

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                             VALUE FUND PERFORMANCE
--------------------------------------------------------------------------------

The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on January 10, 2001. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.

--------------------------------------------------------------------------------
                   VALUE FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                         YEAR-TO-DATE
                                                                    2.81%
AS OF 12/31 EACH YEAR                                           AS OF 3/31/04
                                                              -----------------
6.35    1.88    -9.94   -23.20    29.92            |            BEST QUARTER
---------------------------------------------------                18.82%
 99      00       01       02      03                           4TH QTR 1998
                                                              -----------------
                                                                WORST QUARTER
                                                                   -17.77%
                                                                3RD QTR 2002
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                      SINCE
FOR THE PERIODS ENDED 12/31/03                                                     1 YEAR           5 YEARS        INCEPTION*
-----------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                          29.92%           -0.53%           -0.68%
Fund returns after taxes on distributions                                          29.77%           -1.40%           -1.83%
Fund returns after taxes on distributions & sale of Fund shares                    19.61%           -0.85%           -1.05%
S&P 500/BARRA Value Index(1)                                                       31.79%            1.95%            2.19%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)               *7/1/98 INCEPTION DATE, INDEX MEASURED FROM 6/30/98
-----------------------------------------------------------------------------------------------------------------------------

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
(1) THE S&P 500/BARRA VALUE INDEX IS AN UNMANAGED INDEX OF VALUE STOCKS IN THE S&P 500. LARGE CAPITALIZATION VALUE STOCKS ARE THE STOCKS WITHIN THE S&P 500 THAT GENERALLY ARE PRICED BELOW THE MARKET AVERAGE BASED ON EARNINGS AND LOWER THAN AVERAGE PRICE-TO-BOOK RATIOS.
================================================================================
                                   accessor 7

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                          SMALL TO MID CAP FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Small to Mid Cap Fund seeks capital growth.


PRINCIPAL  INVESTMENT  STRATEGIES  The Fund seeks to achieve  its  objective  by investing at least 80% of its assets in stocks of small and medium capitalization issuers. This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change. Generally, small capitalization issuers have a capitalization of $1 billion or less at the time of investment and medium capitalization issuers have a capitalization ranging from $1 billion to $10 billion at the time of investment. In addition, the Fund will seek to maintain an average market capitalization similar to and will attempt to have a roughly similar distribution of stocks by market capitalization as the Fund's benchmark, the Dow Jones Wilshire 4500 Completion* Index. The Fund invests principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of such issuers. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by economic sectors, geographic region, industry or other criteria |--------------------------------------
appropriate to meet the Fund's |SPECIAL NOTE: As of November 30, 2004, objective. The Fund may also engage in |the market capitalization of the Dow various portfolio strategies (for |Jones Wilshire 4500 Completion Index example, options or futures) to reduce |ranged from under $1 million for the certain risks of its investments and |smallest company to $86.2 billion for
may thereby  enhance  income,  but not   |the  largest  company.   The  weighted
for speculation.                         |average  market value of the Index was
                                         |$7.3  billion,  which  may  vary  from
SSgA Funds Management,  Inc. ("SSgA"),   |month to month.
the  Fund's  Money  Manager,   uses  a   ---------------------------------------
multifactor stock evaluation model to help it identify stocks within each industry that SSgA believes has the best growth potential. SSgA's sophisticated model takes into account transaction costs and the complex risk characteristics of the portfolio relative to the index. The Money Manager attempts to exceed the performance of the Fund's benchmark, the Dow Jones Wilshire 4500 Completion Index over a cycle of five years by investing primarily in stocks of companies that are expected to experience higher than average growth of earnings or higher than average capital appreciation.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Sector Risk. Issuers with an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o Smaller Company Risk. Securities of small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.













* EFFECTIVE OCTOBER 1, 2004 THE BENCHMARK INDEX WAS CHANGED FROM THE DOW JONES WILSHIRE 4500 COMPLETION INDEX (FULL MARKET CAPITALIZATION) TO THE DOW JONES COMPLETION INDEX (FLOAT ADJUSTED). THE NEW BENCHMARK REFLECTS JUST THOSE SHARES OF A SECURITY THAT ARE AVAILABLE FOR PUBLIC TRADING.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 8

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                        SMALL TO MID CAP FUND PERFORMANCE
--------------------------------------------------------------------------------

The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on June 1, 2001. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.

--------------------------------------------------------------------------------
              SMALL TO MID CAP FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                          YEAR-TO-DATE
                                                                     5.23%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/04
                                                                ---------------
 26.60     -18.60     -14.59     -15.00    43.28        |        BEST QUARTER
--------------------------------------------------------            24.05%
  99          00        01          02       03                  4TH QTR 1998
                                                                ---------------
                                                                 WORST QUARTER
                                                                    -19.78%
                                                                 3RD QTR 2001
--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                 SINCE
FOR THE PERIODS ENDED 12/31/03                                                1 YEAR           5 YEARS        INCEPTION*
------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                      43.28%            1.40%            1.86%
Fund returns after taxes on distributions                                      43.28%            0.02%            0.27%
Fund returns after taxes on distributions & sale of Fund shares                28.13%            0.47%            0.79%
Wilshire 4500 Index(1)                                                         43.84%            4.12%            3.60%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)          *6/24/98 INCEPTION DATE, INDEX MESAURED FROM 6/30/98
------------------------------------------------------------------------------------------------------------------------

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.












--------------------------------------------------------------------------------

(1) THE WILSHIRE 4500 INDEX IS AN UNMANAGED INDEX OF STOCKS OF MEDIUM AND SMALL CAPITALIZATION COMPANIES NOT IN THE S&P 500. THE NAME OF THE WILSHIRE 4500 INDEX WAS CHANGED IN MAY 2004 TO THE DOW JONES WILSHIRE 4500 COMPLETION INDEX.

================================================================================
                                   accessor 9

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                        INTERNATIONAL EQUITY FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The International Equity Fund seeks capital growth.

PRINCIPAL INVESTMENT STRATEGIES Under normal conditions, the Fund will invest at least 80% of its assets in equity securities, including common stocks, preferred stocks, convertible securities, warrants and American Depository Receipts ("ADRs"). Normally, the Fund will primarily invest in the stocks of companies domiciled in Europe (including, but not limited to, France, Germany, Italy, the Netherlands, Spain, Scandinavia, Switzerland and the United Kingdom) and the Far East (including Hong Kong, Japan, Singapore, and Malaysia), Australia, Canada, emerging markets and other countries or areas that the Fund's Money Manager may select from time to time. This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund normally intends to maintain investments in at least three different countries outside the United States. The Fund may invest a substantial part of its assets in just one country. The Fund is intended to provide investors with exposure to a broad spectrum of international equity securities. Therefore, the Fund may invest in companies that are in developed countries, as well as companies in countries or economies generally considered to be emerging or developing markets by the World Bank, the International Finance Corporation, the United Nations or its authorities. The Fund may invest in companies that exhibit growth characteristics as well as those that might be considered good values, and these companies may vary in size from small to very large. The Fund may also engage in various portfolio strategies (for example, options or futures) to reduce certain risks of its investments and may thereby enhance income, but not for speculation.

J.P. Morgan Fleming Asset Management (London) Limited ("JPMorgan Fleming"), the Fund's Money Manager, uses an investment process designed to capture strong stock picking skills of the manager's regional investment teams. Stock selection is expected to be the main driver of returns. Although the process of security selection will vary across different geographic regions and industries, reflecting differences in local market conditions, the overall process retains a number of strong common themes. These may be summarized as: an emphasis on `bottom-up' security selection driven by fundamental research and analysis and extensive direct contact with company management. A team of experienced portfolio constructors, using disciplined portfolio construction and formal risk control, attempts to outperform the Fund's benchmark, the Morgan Stanley Capital International ("MSCI") EAFE+EM(R) Index. See Appendix A for a list of countries included in the MSCI EAFE+EM Index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o Smaller Company Risk. Securities of small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 10

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                      INTERNATIONAL EQUITY FUND PERFORMANCE
--------------------------------------------------------------------------------

The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on January 10, 2002. The chart and table reflect results achieved by the previous Money Managers prior to that date.

--------------------------------------------------------------------------------
            INTERNATIONAL EQUITY FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                          YEAR-TO-DATE
                                                                     3.49%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/04
                                                                ---------------
48.23     -24.92     -25.19     -15.12     33.72         |       BEST QUARTER
---------------------------------------------------------           30.01%
 99         00         01         02        03                   4TH QTR 1999
                                                                ---------------
                                                                 WORST QUARTER
                                                                    -20.85%
                                                                 3RD QTR 2002
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                            SINCE
FOR THE PERIODS ENDED 12/31/03                                             1 YEAR           5 YEARS       INCEPTION*
--------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                   33.72%           -1.13%           -1.76%
Fund returns after taxes on distributions                                   33.72%           -2.47%           -3.04%
Fund returns after taxes on distributions & sale of Fund shares             21.92%           -1.40%           -1.91%
MSCI EAFE+EM Index(1)                                                       40.71%            1.15%            1.55%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)        *7/6/98 INCEPTION DATE. INDEX MEASURED FROM 6/30/98
--------------------------------------------------------------------------------------------------------------------

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
(1) THE MSCI EAFE + EM INDEX (FORMERLY THE MSCI EAFE + EMF INDEX) IS AN UNMANAGED INDEX OF 48 DEVELOPED (EXCLUDING THE UNITED STATES AND CANADA) AND EMERGING MARKET COUNTRIES, INCLUDING JAPAN, THE UNITED KINGDOM, GERMANY AND FRANCE.
================================================================================
                                  accessor 11

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                          HIGH YIELD BOND FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The High Yield Bond Fund seeks high current income.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests in debt securities, which include corporate bonds. Under normal conditions, the Fund will invest at least 80% of its assets in lower-rated, high-yield corporate bonds commonly referred to as "junk bonds." This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change. High yield debt securities are those rated lower than BBB by Standard & Poor's Corporation ("S&P") or lower than Baa by Moody's Investors Services, Inc. ("Moody's"), or unrated securities judged to be of comparable quality by the Money Manager. The Fund will normally invest in securities that, at the time of initial investment, are rated lower than BBB- and higher than CC+ by S&P or rated lower than Baa3 and higher than Ca by Moody's. The Fund will normally seek an aggregate dollar-weighted average |------------------------------------
portfolio duration that does not vary |DURATION: one of the fundamental outside of a band of plus or minus 20% |tools used by money managers in
from that of the Fund's  benchmark,  the   |security selection,  is a measure of
Lehman  Brothers  U.S.   Corporate  High   |the  price  sensitivity  of  a  debt
Yield Index. The Money Manager will |security or a portfolio of debt attempt to exceed the total return |securities to relative changes in performance of the Lehman Brothers U.S. |interest rates. For instance, a
Corporate High Yield Index. The Fund may   |duration  of  "three"  means  that a
also   invest  in  dollar   denominated,   |portfolio's   or  security's   price
noninvestment  grade  bonds  of  foreign   |would be  expected  to  decrease  by
issuers that, at the time of initial |approximately 3% with a 1% increase investment, are rated as lower than BBB- |in interest rates (assuming a and higher than CC+ by S&P or rated |parallel shift in the yield curve). lower than Baa3 and higher than Ca by |As of March 31, 2004, the Lehman Moody's. The Money Manager may invest in |Brothers U.S. Corporate High Yield unrated securities of domestic or |Index duration was 4.84 years, foreign issuers that the Money Manager |although the duration will likely
or Accessor Capital  determines to be of   |vary in the future.
comparable  quality.  The  Fund may also   -------------------------------------
invest in preferred stocks, convertible securities, and non-income producing high-yield bonds, such as zero coupon bonds, which pay interest only at maturity, or payment-in-kind bonds, which pay interest in the form of additional securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and attempt to enhance income, but not for speculation. Financial Management Advisors, LLC ("FMA"), the Fund's Money Manager, selects debt securities on a company-by company basis, emphasizing fundamental research and a long-term investment horizon. Investment selections will be based on fundamental economic, market and other factors leading to variation by sector, maturity, quality and such other criteria appropriate to meet the Fund's objective. Their analysis focuses on the nature of a company's business, its strategy, and the quality of its management. Based on this analysis, FMA looks primarily for companies whose prospects are stable or improving, and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive, in the opinion of FMA, because they offer better assurance of debt repayment.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions




--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 12

================================================================================

that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Sector Risk. Issuers with an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                        HIGH YIELD BOND FUND PERFORMANCE
--------------------------------------------------------------------------------

The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
              HIGH YIELD BOND FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                          YEAR-TO-DATE
                                                                     1.57%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/04
                                                                ---------------
  4.66     1.02     23.60                         |              BEST QUARTER
--------------------------------------------------                   8.41%
   01       02        03                                         2ND QTR 2003
                                                                ---------------
                                                                 WORST QUARTER
                                                                    -3.86%
                                                                 3RD QTR 2001
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                  SINCE
FOR THE PERIODS ENDED 12/31/03                                                                 1 YEAR           INCEPTION*
--------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                                       23.60%            6.89%
Fund returns after taxes on distributions                                                       19.93%            3.47%
Fund returns after taxes on distributions & sale of Fund shares                                 15.11%            3.67%
Lehman Brothers U.S. Corporate High Yield Index(1)                                              28.96%            7.74%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)           *5/1/00 INCEPTION DATE, INDEX MEASURED FROM 4/30/00
--------------------------------------------------------------------------------------------------------------------------

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX IS AN UNMANAGED INDEX OF FIXED-RATE CORPORATE BONDS RATED BELOW INVESTMENT GRADE.
================================================================================
                                   accessor 13

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                     INTERMEDIATE FIXED-INCOME FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Intermediate Fixed-Income Fund seeks generation of current income.

PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing at least 80% of its assets in fixed-income securities. This policy may not be materially changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund primarily invests in corporate bonds, U.S. Government or agency securities and asset-backed securities that are of investment grade quality or that are unrated but judged to be of comparable quality or higher by the Money Manager. The Fund will normally seek to have a dollar-weighted average portfolio duration of between three and eight years and normally invests in securities so that the Fund's duration does not vary more or less than 20% from that of the Fund's benchmark, the Lehman Brothers Government/Credit Index (the "LBGC Index"). The Fund invests principally in debt securities rated A or higher by S&P or Moody's at the time of purchase. The Fund may invest up to 20% of its net assets |------------------------------------
in securities rated BBB by S&P or Baa by |DURATION: one of the fundamental Moody's and up to 6% of its net assets |tools used by money managers in in securities rated BB by S&P or Ba by |security selection, is a measure of Moody's or debt securities unrated but |the price sensitivity of a debt
judged to be of comparable quality by |security or a portfolio of debt the Money Manager. The Fund may also |securities to relative changes in
invest  in  mortgage-backed  securities.   |interest  rates.  For  instance,   a
The  Money  Manager  will  also  seek to   |duration  of  "three"  means  that a
enhance   returns  through  the  use  of   |portfolio's   or  security's   price
certain   trading   strategies  such  as   |would be  expected  to  decrease  by
purchasing odd lot securities. The Fund |approximately 3% with a 1% increase may utilize options on U.S. Government |in interest rates (assuming a securities, interest rate futures |parallel shift in the yield curve). contracts and options on interest rate |As of March 31, 2004, the LBGC Index futures contracts to reduce certain |duration was 5.48 years, although risks of its investments and to attempt |the duration will likely vary in the
to   enhance   income,   but   not   for   |future.
speculation.                               -------------------------------------

Cypress Asset Management ("Cypress"), the Fund's Money Manager, uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBGC Index. Cypress usually seeks to enhance the Fund's returns by systematically overweighting its investments in the corporate sector as compared to the Index. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by sector, maturity, quality and other criteria appropriate to meet the Fund's objective. The Fund may purchase lower rated debt securities when the Money Manager views the issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities. The Money Manager will attempt to exceed the total return performance of the LBGC Index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 14

================================================================================

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                   INTERMEDIATE FIXED-INCOME FUND PERFORMANCE
--------------------------------------------------------------------------------

The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on September 21, 1998. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.

--------------------------------------------------------------------------------
         INTERMEDIATE FIXED-INCOME FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                          YEAR-TO-DATE
                                                                     2.89%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/04
                                                                ---------------
 -4.05     9.64     7.46     11.15     4.41          |           BEST QUARTER
-----------------------------------------------------                5.07%
   99       00       01        02       03                       3RD QTR 2002
                                                                ---------------
                                                                 WORST QUARTER
                                                                    -2.02%
                                                                 2ND QTR 1999
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                     SINCE
FOR THE PERIODS ENDED 12/31/03                                                     1 YEAR           5 YEARS        INCEPTION*
-----------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                           4.41%            5.58%            5.90%
Fund returns after taxes on distributions                                           2.43%            3.35%            3.66%
Fund returns after taxes on distributions & sale of Fund shares                     3.35%            3.42%            3.69%
Lehman Brothers Government/Credit Index(1)                                          4.68%            6.65%            6.99%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)              *7/14/98 INCEPTION DATE, INDEX MESAURED FROM 6/30/98
-----------------------------------------------------------------------------------------------------------------------------

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.




--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX IS AN UNMANAGED INDEX OF FIXED-RATE GOVERNMENT AND CORPORATE BONDS RATED INVESTMENT GRADE OR HIGHER.
================================================================================
                                   accessor 15

--------------------------------------------------------------------------------
                                 UNDERLYING FUND
                  SHORT-INTERMEDIATE FIXED-INCOME FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Short-Intermediate Fixed-Income Fund seeks preservation of capital and generation of current income.

PRINCIPAL INVESTMENT STRATEGIES The Fund   |------------------------------------
seeks  to  achieve  its   objective   by   |DURATION:  one  of  the  fundamental
investing at least 80% of its assets in |tools used by money managers in fixed-income securities. This policy may |security selection, is a measure of not be materially revised unless Fund |the price sensitivity of a debt
shareholders are notified at least 60 |security or a portfolio of debt days in advance of the proposed change. |securities to relative changes in The Fund primarily invests in corporate |interest rates. For instance, a
bonds,   U.S.   Government   or   agency   |duration  of  "three"  means  that a
securities and asset-backed securities |portfolio's or security's price that are of investment grade quality or |would be expected to decrease by
that are unrated but judged to be of |approximately 3% with a 1% increase comparable quality or higher by the |in interest rates (assuming a Money Manager. The Fund will normally |parallel shift in the yield curve). seek to have a dollar-weighted average |As of March 31, 2004, the LBGC 1-5
portfolio duration of not less than two |Index duration was 2.48 years, years nor more than five years and |although the duration will likely
normally  invests in  securities so that   |vary in the future.
the Fund's  duration  does not vary more   -------------------------------------
or less than 20% from that of the Fund's benchmark, the Lehman Brothers Government/Credit 1-5 Year Index (the "LBGC 1-5 Index"). The Fund may also invest up to 20% of the Fund's net assets in securities rated BBB by S&P or Baa by Moody's and up to 6% of the Fund's net assets in securities rated BB by S&P or Ba by Moody's, or debt securities that are unrated but judged to be of comparable quality by the Money Manager. The Fund invests principally in debt securities with durations between one and five years and rated A or higher by S&P or Moody's at the time of purchase. The Fund may also invest in mortgage-backed securities. The Money Manager will also seek to enhance returns through the use of certain trading strategies such as purchasing odd lot securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.

Cypress, the Fund's Money Manager, uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBGC 1-5 Index. Cypress seeks to enhance the Fund's returns by systematically overweighting its investments in the corporate sector as compared to the index. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by sector, maturity, quality and other criteria appropriate to meet the Fund's objective. The Fund may purchase lower rated debt securities when the Money Manager views the issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities. The Money Manager will attempt to exceed the total return performance of the LBGC 1-5 Index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 16

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                SHORT-INTERMEDIATE FIXED-INCOME FUND PERFORMANCE
--------------------------------------------------------------------------------

The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on September 21, 1998. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.

--------------------------------------------------------------------------------
      SHORT-INTERMEDIATE FIXED-INCOME FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                          YEAR-TO-DATE
                                                                     1.40%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/04
                                                                ---------------
                                                                 BEST QUARTER
  0.70     7.04     6.15     6.21     1.74         |                 4.03%
---------------------------------------------------              3RD QTR 2001
   99       00       01       02       03                       ---------------
                                                                 WORST QUARTER
                                                                    -1.34%
                                                                 4TH QTR 2001
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                   SINCE
FOR THE PERIODS ENDED 12/31/03                                                   1 YEAR           5 YEARS        INCEPTION*
---------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                         1.74%            4.33%            4.62%
Fund returns after taxes on distributions                                         0.67%            2.54%            2.75%
Fund returns after taxes on distributions & sale of Fund shares                   1.13%            2.57%            2.77%
Lehman Brothers Government/Credit 1-5 Year Index(1)                               3.35%            6.27%            6.49%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)            *7/14/98 INCEPTION DATE, INDEX MEASURED FROM 6/30/98
---------------------------------------------------------------------------------------------------------------------------

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


















--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS GOVERNMENT/CREDIT 1-5 YEAR INDEX IS AN UNMANAGED INDEX OF FIXED-RATE GOVERNMENT AND CORPORATE BONDS RATED INVESTMENT GRADE OR HIGHER, ALL WITH MATURITIES OF ONE TO FIVE YEARS.
================================================================================
                                   accessor 17

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                        MORTGAGE SECURITIES FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Mortgage Securities Fund seeks generation of current income.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, the Fund will invest at least 80% of its assets in mortgage-related securities. This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund normally invests in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or non-U.S. Government mortgage-related securities rated A or higher by S&P or Moody's or unrated but considered to be of comparable quality by the Money Manager or Accessor Capital. The Fund will normally seek an aggregate dollar-weighted average portfolio duration that does not vary outside of a band of plus or minus 20% from that of the Fund's benchmark, the Lehman Brothers Mortgage-Backed Securities Index (the "LBM Index"). The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.

BlackRock Financial Management, Inc. ("BlackRock"), the Fund's Money Manager, uses quantitative risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBM Index. BlackRock's investment philosophy and process centers around four key principles:

o    controlled duration (controlling sensitivity to interest rates);

o relative value sector rotation and security selection (analyzing a sector's and a security's impact on the overall portfolio);

o    rigorous  quantitative  analysis to   |------------------------------------
     security valuation (mathematically |DURATION: one of the fundamental analyzing a security's value); and |tools used by money managers in
                                           |security selection,  is a measure of
o    quality credit analysis  (analyzing   |the  price  sensitivity  of  a  debt
     a security's credit quality).         |security  or  a  portfolio  of  debt
                                           |securities  to  relative  changes in
BlackRock's      Investment     Strategy   |interest  rates.  For  instance,   a
Committee  determines  the firm's  broad   |duration  of  "three"  means  that a
investment strategy based on |portfolio's or security's price macroeconomics (for example, interest |would be expected to decrease by rate trends) and market trends, as well |approximately 3% with a 1% increase as input from risk management and credit |in interest rates (assuming a committee professionals. Fund managers |parallel shift in the yield curve).
then    implement   this   strategy   by   |As of March 31,  2004,  the duration
selecting the sectors and securities |of the LBM Index was 2.37 years, which offer the greatest relative value |although the duration will likely
within investment guidelines. Investment   |vary in the future.
selections  will be based on fundamental   -------------------------------------
economic, market and other factors leading to variation by sector, maturity, quality and such other criteria appropriate to meet the Fund's objective. The Money Manager will attempt to exceed the total return performance of the LBM Index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Prepayment Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 18

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                      MORTGAGE SECURITIES FUND PERFORMANCE
--------------------------------------------------------------------------------

The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
            MORTGAGE SECURITIES FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                          YEAR-TO-DATE
                                                                     1.68%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/04
                                                                ---------------
  0.69     10.58     7.14     7.57     1.80          |           BEST QUARTER
-----------------------------------------------------                4.03%
   99        00       01       02       03                       3RD QTR 2001
                                                                ---------------
                                                                 WORST QUARTER
                                                                    -1.07%
                                                                 2ND QTR 1999
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                  SINCE
FOR THE PERIODS ENDED 12/31/03                                                  1 YEAR           5 YEARS        INCEPTION*
--------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                        1.80%            5.49%            5.47%
Fund returns after taxes on distributions                                        0.31%            3.44%            3.38%
Fund returns after taxes on distributions & sale of Fund shares                  1.29%            3.42%            3.37%
Lehman Brothers Mortgage-Backed Securities Index(1)                              3.05%            6.55%            6.59%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)            *7/8/98 INCEPTION DATE, INDEX MEASURED FROM 6/30/98
--------------------------------------------------------------------------------------------------------------------------

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.





















--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX IS AN UNMANAGED INDEX OF FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, FEDERAL HOME LOAN MORTGAGE CORPORATION AND FEDERAL NATIONAL MORTGAGE ASSOCIATION.
================================================================================
                                   accessor 19

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                       U.S. GOVERNMENT MONEY FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The U.S. Government Money Fund seeks maximum current income consistent with the preservation of principal and liquidity.

PRINCIPAL  INVESTMENT  STRATEGIES  The Fund seeks to achieve  its  objective  by investing at least 80% of its assets in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This policy may not be materially revised unless the Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund follows the applicable regulatory requirements concerning the quality, maturity, and diversification of its investments. The Fund seeks to maintain an average dollar-weighted portfolio maturity of 90 days or less, while maintaining liquidity and maximizing current yield.

Accessor Capital directly invests the assets of the Fund. Accessor Capital uses quantitative analysis to maximize the Fund's yield. The U.S. Government Money Fund seeks to maintain a stable share par value of $1.00 per share, although there is no assurance that it will be able to do so. It is possible to lose money by investing in the U.S. Government Money Fund.

The U.S. Government Money Fund is a permissible investment for federal credit unions under the Federal Credit Union Act and the National Credit Union Administration Rules and Regulations.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.

o Inflation Risk. Over time, the real value of the Fund's yield may be eroded by inflation.

o Stable Net Asset Value. Although the U.S. Government Money Fund seeks to preserve the value of your investment at $1.00 per share there is no assurance that it will do so. It is possible to lose money by investing in the Fund.



















--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 20

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                     U.S. GOVERNMENT MONEY FUND PERFORMANCE
--------------------------------------------------------------------------------

The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
           U.S. GOVERNMENT MONEY FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                          YEAR-TO-DATE
                                                                     0.09%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/04
                                                                ---------------
  4.20     5.47     3.30     0.94     0.35         |             BEST QUARTER
---------------------------------------------------                  1.41%
   99       00       01       02       03                        4TH QTR 2000
                                                                ---------------
                                                                 WORST QUARTER
                                                                     0.10%
                                                                 4TH QTR 2003
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                 SINCE
FOR THE PERIODS ENDED 12/31/03                                                 1 YEAR           5 YEARS        INCEPTION*
-------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                       0.35%            2.83%            2.95%
Citigroup 3 Month T-Bill Index(1)                                               1.07%            3.50%            3.60%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)          *7/29/98 INCEPTION DATE, INDEX MEASURED FROM 7/31/98
-------------------------------------------------------------------------------------------------------------------------

The Fund's 7-day effective yield on 3/31/04 was 0.35%.



















--------------------------------------------------------------------------------
(1) THE CITIGROUP 3 MONTH T-BILL INDEX (FORMERLY THE SALOMON BROTHERS U.S. 3 MONTH T-BILL INDEX) IS DESIGNED TO MEASURE THE RETURN OF THE 3 MONTH TREASURY BILLS.
     FOR THE FUND'S CURRENT YIELD, CALL TOLL FREE (800) 759-3504.
================================================================================
                                   accessor 21

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                         INCOME ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Income Allocation Fund seeks high current income and some stability of principal. The investment objective of each Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund can invest in a combination of the four fixed-income Underlying Funds and the money market Underlying Fund, maintaining a current asset allocation target of approximately 70% and 30%, respectively as set forth below. The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities. The Fund uses a conservative asset allocation strategy and is designed to provide income for investors with a low risk tolerance and a 1 - 3 year investment time horizon.


--------------------------------------------------------------------------------
                                            ASSET ALLOCATION          TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES    TARGET*   POTENTIAL RANGE   ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                              0.0%         0%-10%
    Growth                                0.0%           0-5%
    Value                                 0.0%           0-5%
    Small to Mid Cap                      0.0%           0-5%
    International Equity                  0.0%           0-5%
FIXED-INCOME FUNDS                       65.0%        50%-95%       [PIE CHART]
    High Yield Bond                      10.0%          5-20%
    Intermediate Fixed-Income             7.0%          0-20%
    Short-Intermediate Fixed-Income      41.0%         20-60%
    Mortgage Securities                   7.0%          5-30%

MONEY MARKET FUNDS                       35.0%         5%-40%
    U.S. Government Money**              35.0%          5-40%
--------------------------------------------------------------------------------

*TARGET ALLOCATION REPRESENTS THE FUND'S TARGET FOR INVESTMENTS IN THE UNDERLYING FUNDS. THE FUND'S ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE THE FUND'S TARGET ALLOCATION.
**INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THE U.S. GOVERNMENT MONEY FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE U.S. GOVERNMENT MONEY FUND.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 22

================================================================================

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Prepayment Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                       INCOME ALLOCATION FUND PERFORMANCE
--------------------------------------------------------------------------------

The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
             INCOME ALLOCATION FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                          YEAR-TO-DATE
                                                                     1.05%
AS OF 12/31                                                      AS OF 3/31/04
                                                                ---------------
  5.49     5.16     4.17                               |         BEST QUARTER
-------------------------------------------------------              3.09%
   01       02       03                                          1ST QTR 2001
                                                                ---------------
                                                                 WORST QUARTER
                                                                     0.08%
                                                                 3RD QTR 2003
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                  SINCE
FOR THE PERIODS ENDED 12/31/03                                                                  1 YEAR         INCEPTION*
-------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                                        4.17%            4.92%
Fund returns after taxes on distributions                                                        2.98%            3.31%
Fund returns after taxes on distributions & sale of Fund shares                                  2.75%            3.21%
Lehman Brothers Aggregate Bond Index(1)                                                          4.11%            7.57%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)        *12/27/00 INCEPTION DATE, INDEX MEASURED FROM 12/31/00
-------------------------------------------------------------------------------------------------------------------------

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
--------------------------------------------------------------------------------
                                   accessor 23

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                     INCOME & GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Income & Growth Allocation Fund seeks high current income and some potential capital appreciation. The investment objective of each Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund can invest in a combination of the four equity Underlying Funds, the four fixed-income Underlying Funds, and the money market Underlying Fund, maintaining a current asset allocation target of approximately 30%, 50%, and 20% respectively as set forth below. The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities. The Fund uses a conservative asset allocation strategy and is designed to provide income and some capital appreciation for investors with a low risk tolerance and a 3-5 year investment time horizon.


--------------------------------------------------------------------------------
                                          ASSET ALLOCATION             TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES   TARGET*   POTENTIAL RANGE     ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                             30.0%        20%-40%
    Growth                               10.5%          5-15%
    Value                                 9.0%          5-15%
    Small to Mid Cap                      4.5%          2-12%
    International Equity                  6.0%          0-10%
FIXED-INCOME FUNDS                       50.0%        30%-75%       [PIE CHART]
    High Yield Bond                       7.0%          5-20%
    Intermediate Fixed-Income             8.0%          0-20%
    Short-Intermediate Fixed-Income      27.0%         15-40%
    Mortgage Securities                   8.0%          0-20%
MONEY MARKET FUNDS                       20.0%         5%-25%
    U.S. Government Money**              20.0%          5-25%
--------------------------------------------------------------------------------

*TARGET ALLOCATION REPRESENTS THE FUND'S TARGET FOR INVESTMENTS IN THE UNDERLYING FUNDS. THE FUND'S ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE THE FUND'S TARGET ALLOCATION.
**INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THE U.S. GOVERNMENT MONEY FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE U.S. GOVERNMENT MONEY FUND.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 24

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                   INCOME & GROWTH ALLOCATION FUND PERFORMANCE
--------------------------------------------------------------------------------

The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
         INCOME & GROWTH ALLOCATION FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                          YEAR-TO-DATE
                                                                     1.62%
AS OF 12/31                                                      AS OF 3/31/04
                                                                ---------------
  -1.04     -2.92     13.00                           |          BEST QUARTER
------------------------------------------------------               6.83%
    01        02        03                                       2ND QTR 2003
                                                                ---------------
                                                                 WORST QUARTER
                                                                    -4.70%
                                                                 3RD QTR 2002
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                    SINCE
FOR THE PERIODS ENDED 12/31/03                                                                    1 YEAR         INCEPTION*
---------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                                         13.00%            2.76%
Fund returns after taxes on distributions                                                         12.01%            1.61%
Fund returns after taxes on distributions & sale of Fund shares                                    8.48%            1.64%
Lehman Brothers Aggregate Bond Index(1)                                                            4.11%            7.57%
msci ac World Index Free(2)                                                                       34.63%           -2.84%
Composite Index(3)                                                                                12.71%            4.77%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)          *12/27/00 INCEPTION DATE, INDEX MEASURED FROM 12/31/00
---------------------------------------------------------------------------------------------------------------------------

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2)  THE MORGAN  STANLEY  CAPITAL  INTERNATIONAL  (MSCI) ALL COUNTRY WORLD INDEX
     (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.
(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 70% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 30% MSCI AC WORLD INDEX FREE.
--------------------------------------------------------------------------------
                                   accessor 25

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                        BALANCED ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Balanced Allocation Fund seeks moderate current income and some potential capital appreciation. The investment objective of each Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund can invest in a combination of the four equity Underlying Funds, the four fixed-income Underlying Funds, and the money market Underlying Fund, maintaining a current asset allocation target of approximately 50%, 40% and 10%, respectively as set forth below. The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities. At all times the Fund intends to maintain at least 25% in equity Underlying Funds and at least 25% in fixed-income Underlying Funds. The Fund uses a moderate asset allocation strategy and is designed to provide a balanced mix of current income and capital appreciation to investors with a moderate risk tolerance and a 5-10 year investment time horizon.


--------------------------------------------------------------------------------
                                          ASSET ALLOCATION             TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES   TARGET*   POTENTIAL RANGE     ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                             50.0%        40%-60%
    Growth                               17.0%         10-20%
    Value                                15.0%         10-20%
    Small to Mid Cap                      8.0%          5-15%
    International Equity                 10.0%          5-15%
FIXED-INCOME FUNDS                       37.0%        25%-60%       [PIE CHART]
    High Yield Bond                       5.0%          5-20%
    Intermediate Fixed-Income             9.0%          0-20%
    Short-Intermediate Fixed-Income      17.0%          5-30%
    Mortgage Securities                   6.0%          0-20%
MONEY MARKET FUNDS                       13.0%         0%-20%
    U.S. Government Money**              13.0%          0-20%
--------------------------------------------------------------------------------

*TARGET ALLOCATION REPRESENTS THE FUND'S TARGET FOR INVESTMENTS IN THE UNDERLYING FUNDS. THE FUND'S ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE THE FUND'S TARGET ALLOCATION.
**INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THE U.S. GOVERNMENT MONEY FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE U.S. GOVERNMENT MONEY FUND.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 26

================================================================================

that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                      BALANCED ALLOCATION FUND PERFORMANCE
--------------------------------------------------------------------------------

The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
            BALANCED ALLOCATION FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                          YEAR-TO-DATE
                                                                     2.09%
AS OF 12/31                                                      AS OF 3/31/04
                                                                ---------------
  -5.07     -8.40     18.86                   |                  BEST QUARTER
----------------------------------------------                       9.79%
    01        02       03                                        2ND QTR 2003
                                                                ---------------
                                                                 WORST QUARTER
                                                                    -8.15%
                                                                 3RD QTR 2002
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                  SINCE
FOR THE PERIODS ENDED 12/31/03                                                                   1 YEAR         INCEPTION*
--------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                                        18.86%            1.10%
Fund returns after taxes on distributions                                                        18.02%            0.22%
Fund returns after taxes on distributions & sale of Fund Shares                                  12.30%            0.40%
Lehman Brothers Aggregate Bond Index(1)                                                           4.11%            7.57%
msci ac World Index Free(2)                                                                      34.63%           -2.84%
Composite Index(3)                                                                               18.77%            2.70%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)         *12/27/00 INCEPTION DATE, INDEX MEASURED FROM 12/31/00
--------------------------------------------------------------------------------------------------------------------------

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2)  THE MORGAN  STANLEY  CAPITAL  INTERNATIONAL  (MSCI) ALL COUNTRY WORLD INDEX
     (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.
(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 50% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 50% MSCI AC WORLD INDEX FREE.
--------------------------------------------------------------------------------
                                   accessor 27

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                     GROWTH & INCOME ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Growth & Income Allocation Fund seeks moderate potential capital appreciation and some current income. The investment objective of each Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund can invest in a combination of the four equity Underlying Funds , the four fixed-income Underlying Funds, and the money market Underlying Fund, maintaining a current asset allocation target of approximately 60%, 32%, and 8%, respectively as set forth below. The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities. The Fund uses a moderate asset allocation strategy and is designed to provide a balanced mix of current capital appreciation and current income to investors with a moderate risk tolerance and a 5-10 year investment time horizon.


--------------------------------------------------------------------------------
                                           ASSET ALLOCATION            TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES    TARGET*   POTENTIAL RANGE    ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                             60.0%        50%-70%
    Growth                               20.0%         12-22%
    Value                                18.0%         12-22%
    Small to Mid Cap                     10.0%          6-16%
    International Equity                 12.0%          7-20%
FIXED-INCOME FUNDS                       33.0%        20%-50%       [PIE CHART]
    High Yield Bond                       5.0%          5-20%
    Intermediate Fixed-Income             9.0%          0-20%
    Short-Intermediate Fixed-Income      15.0%          5-25%
    Mortgage Securities                   4.0%          0-15%
MONEY MARKET FUNDS                        7.0%         0%-15%
    U.S. Government Money**               7.0%          0-15%
--------------------------------------------------------------------------------

*TARGET ALLOCATION REPRESENTS THE FUND'S TARGET FOR INVESTMENTS IN THE UNDERLYING FUNDS. THE FUND'S ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE THE FUND'S TARGET ALLOCATION.
**INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THE U.S. GOVERNMENT MONEY FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE U.S. GOVERNMENT MONEY FUND.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 28

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                   GROWTH & INCOME ALLOCATION FUND PERFORMANCE
--------------------------------------------------------------------------------

The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
         GROWTH & INCOME ALLOCATION FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                          YEAR-TO-DATE
                                                                     2.31%
AS OF 12/31                                                      AS OF 3/31/04
                                                                ---------------
  -7.27     -11.29     21.41                            |        BEST QUARTER
--------------------------------------------------------            10.45%
    01        02        03                                       2ND QTR 2003
                                                                ---------------
                                                                 WORST QUARTER
                                                                    -10.52%
                                                                 3RD QTR 2002
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                 SINCE
FOR THE PERIODS ENDED 12/31/03                                                                 1 YEAR         INCEPTION*
------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                                      21.41%            0.00%
Fund returns after taxes on distributions                                                      20.73%           -0.69%
Fund returns after taxes on distributions & sales of Fund shares                               13.96%           -0.42%
Lehman Brothers Aggregate Bond Index(1)                                                         4.11%            7.57%
msci ac World Index Free(2)                                                                    34.63%           -2.84%
Composite Index(3)                                                                             21.84%            1.64%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)       *12/27/00 INCEPTION DATE, INDEX MEASURED FROM 12/31/00
------------------------------------------------------------------------------------------------------------------------

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.














--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2)  THE MORGAN  STANLEY  CAPITAL  INTERNATIONAL  (MSCI) ALL COUNTRY WORLD INDEX
     (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.
(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 40% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 60% MSCI AC WORLD INDEX FREE.
--------------------------------------------------------------------------------
                                   accessor 29

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                         GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Growth Allocation Fund seeks high potential capital appreciation and some current income. The investment objective of each Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund can invest in a combination of the four equity Underlying Funds, the four fixed-income Underlying Funds, and the money market Underlying Fund, maintaining a current asset allocation target of approximately 80%, 19%, and 1%, respectively as set forth below. The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities. The Fund uses an aggressive asset allocation strategy and is designed to provide capital appreciation and some current income to investors with a high risk tolerance and an investment time horizon of 10 years or more.


--------------------------------------------------------------------------------
                                            ASSET ALLOCATION            TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES    TARGET*    POTENTIAL RANGE    ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                             80.0%        70%-90%
    Growth                               26.0%         19-30%
    Value                                24.5%         19-30%
    Small to Mid Cap                     13.5%          7-20%
    International Equity                 16.0%         10-25%
FIXED-INCOME FUNDS                       16.0%         5%-30%       [PIE CHART]
    High Yield Bond                       5.0%          0-15%
    Intermediate Fixed-Income             5.0%          0-15%
    Short-Intermediate Fixed-Income       6.0%          0-15%
    Mortgage Securities                   0.0%          0-15%
MONEY MARKET FUNDS                        4.0%          0%-5%
    U.S. Government Money**               4.0%           0-5%
--------------------------------------------------------------------------------

*TARGET ALLOCATION REPRESENTS THE FUND'S TARGET FOR INVESTMENTS IN THE UNDERLYING FUNDS. THE FUND'S ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE THE FUND'S TARGET ALLOCATION.
**INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THE U.S. GOVERNMENT MONEY FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE U.S. GOVERNMENT MONEY FUND.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the stock market as a whole and can perform differently than the value of the market as a whole. Changes in the financial condition of an issuer, changes in specific economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 30

================================================================================

or economic developments than the market as a whole.

o Smaller Company Risk. Securities of small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                       GROWTH ALLOCATION FUND PERFORMANCE
--------------------------------------------------------------------------------

The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
             GROWTH ALLOCATION FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                          YEAR-TO-DATE
                                                                     2.68%
AS OF 12/31                                                      AS OF 3/31/04
                                                                ---------------
  -12.13     -15.91     27.59                     |              BEST QUARTER
--------------------------------------------------                  14.41%
     01         02        03                                     2ND QTR 2003
                                                                ---------------
                                                                 WORST QUARTER
                                                                    -13.79%
                                                                 3RD QTR 2002
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                SINCE
FOR THE PERIODS ENDED 12/31/03                                                                1 YEAR           INCEPTION*
-------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                                      27.59%           -1.94%
Fund returns after taxes on distributions                                                      27.16%           -2.36%
Fund returns after taxes on distributions & sale of Fund shares                                17.98%           -1.90%
Lehman Brothers Aggregate Bond Index(1)                                                         4.11%            7.57%
MSCI AC World Index Free(2)                                                                    34.63%           -2.84%
Composite Index(3)                                                                             28.14%           -0.55%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)       *12/27/00 INCEPTION DATE, INDEX MEASURED FROM 12/31/00
-------------------------------------------------------------------------------------------------------------------------

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2)  THE MORGAN  STANLEY  CAPITAL  INTERNATIONAL  (MSCI) ALL COUNTRY WORLD INDEX
     (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.
(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 20% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 80% MSCI AC WORLD INDEX FREE.
--------------------------------------------------------------------------------
                                   accessor 31

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                    AGGRESSIVE GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE Accessor Aggressive Growth Allocation Fund seeks high potential capital appreciation. The investment objective of each Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund can invest in a combination of the four equity Underlying Funds and the money market Underlying Fund, maintaining a current asset allocation target of approximately 99% and 1%, respectively as set forth below. The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities. The Fund uses a very aggressive asset allocation strategy and is designed to provide capital appreciation to investors with a very high risk tolerance and an investment time horizon of 10 years or more.


--------------------------------------------------------------------------------
                                            ASSET ALLOCATION           TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES    TARGET*    POTENTIAL RANGE    ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                             99.0%       85%-100%
    Growth                               32.0%         25-35%
    Value                                30.0%         25-35%
    Small to Mid Cap                     17.0%         10-25%
    International Equity                 20.0%         15-30%
FIXED-INCOME FUNDS                        0.0%         0%-10%       [PIE CHART]
    High Yield Bond                       0.0%           0-5%
    Intermediate Fixed-Income             0.0%           0-5%
    Short-Intermediate Fixed-Income       0.0%           0-5%
    Mortgage Securities                   0.0%           0-5%
MONEY MARKET FUNDS                        1.0%          0%-5%
    U.S. Government Money**               1.0%           0-5%
--------------------------------------------------------------------------------

*TARGET ALLOCATION REPRESENTS THE FUND'S TARGET FOR INVESTMENTS IN THE UNDERLYING FUNDS. THE FUND'S ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE THE FUND'S TARGET ALLOCATION.
**INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THE U.S. GOVERNMENT MONEY FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE U.S. GOVERNMENT MONEY FUND.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the stock market as a whole and can perform differently than the value of the market as a whole. Changes in the financial condition of an issuer, changes in specific economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 32

================================================================================

o Smaller Company Risk. Securities of small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                  AGGRESSIVE GROWTH ALLOCATION FUND PERFORMANCE
--------------------------------------------------------------------------------

The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
        AGGRESSIVE GROWTH ALLOCATION FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                          YEAR-TO-DATE
                                                                     2.93%
AS OF 12/31                                                      AS OF 3/31/04
                                                                ---------------
  -16.09     -20.41     30.15                         |          BEST QUARTER
------------------------------------------------------              16.17%
     01         02        03                                     2ND QTR 2003
                                                                ---------------
                                                                 WORST QUARTER
                                                                    -17.11%
                                                                 3RD QTR 2002
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                 SINCE
FOR THE PERIODS ENDED 12/31/03                                                                  1 YEAR         INCEPTION*
-------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                                       30.15%           -4.57%
Fund returns after taxes on distributions                                                       30.15%           -4.61%
Fund returns after taxes on distributions & sale of Fund shares                                 19.60%           -3.87%
MSCI AC World Index Free(1)                                                                     34.63%           -2.84%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)        *12/27/00 INCEPTION DATE, INDEX MEASURED FROM 12/31/00
-------------------------------------------------------------------------------------------------------------------------

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
(1)  THE MORGAN  STANLEY  CAPITAL  INTERNATIONAL  (MSCI) ALL COUNTRY WORLD INDEX
     (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.
--------------------------------------------------------------------------------
                                   accessor 33

================================================================================
                                 FUND EXPENSES
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you may pay if you invest in Investor Class Shares of the Funds. The information in this section is intended to help you compare the cost of investing in the Funds with the costs of investing in other mutual funds. Except where noted, the tables reflect historical fees and expenses of the Funds. You should keep in mind that shareholders of each Allocation Fund bear indirectly the expenses of the Underlying Funds in which the Allocation Funds invest. The Allocation Funds will indirectly bear their pro rata share of the fees and expenses (including management fees) incurred by the Underlying Funds that are borne by all Underlying Fund shareholders. The investment returns of each Allocation Fund, then, will be net of that Fund's share of the expenses of the Underlying Funds in which the Fund is invested.


-------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)(1,2)
                                                                             INVESTOR CLASS SHARES
---------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed On Purchases (as a percent of offering price)
 Equity Funds and Allocation Funds (except Income Allocation Fund)                    none
 Fixed-Income Funds  and Income Allocation Fund                                       none
Maximum Sales Charge Imposed On Reinvested Dividends                                  none
Maximum Deferred Sales Charge                                                         none
Redemption Fee(3)  (as a percent of amount redeemed)
 Equity Funds  and High Yield Bond Fund                                               2.00%
 Fixed-Income Funds (except High Yield Bond Fund) and Allocation Funds                none
-------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)
                                                                               SMALL TO         INTERNATIONAL
                                         GROWTH              VALUE             MID CAP             EQUITY
Management Fees(4)                        0.90%              0.70%               0.95%              1.03%
Distribution and Service (12b-1) Fees     0.25%              0.25%               0.25%              0.25%
Other Expenses(5, 6)                      0.53%              0.53%               0.50%              0.64%
                                      -----------------------------------------------------------------------------------
Total Annual Fund Operating Expenses      1.68%              1.48%               1.70%              1.92%
-------------------------------------------------------------------------------------------------------------------------
                                                                         SHORT
                                          HIGH        INTERMEDIATE    INTERMEDIATE                      U.S.
                                          YIELD          FIXED-          FIXED-        MORTGAGE      GOVERNMENT
                                          BOND           INCOME          INCOME       SECURITIES        MONEY
-------------------------------------------------------------------------------------------------------------------------
Management Fees(4)                        0.61%          0.43%            0.43%           0.59%          0.08%
Distribution and Service (12b-1) Fees     0.25%          0.25%            0.25%           0.25%          0.25%
Other Expenses(5)                         0.54%          0.61%            0.46%           0.55%          0.63%(6)
                                      -----------------------------------------------------------------------------------
Total Annual Fund Operating Expenses      1.40%          1.29%            1.14%           1.39%          0.96%
-------------------------------------------------------------------------------------------------------------------------
                                                    INCOME &                  GROWTH &                  AGGRESSIVE
                                        INCOME       GROWTH      BALANCED      INCOME       GROWTH        GROWTH
ALLOCATION FUNDS                      ALLOCATION   ALLOCATION   ALLOCATION   ALLOCATION   ALLOCATION    ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
Management Fees(4)                        0.10%        0.10%        0.10%        0.10%        0.10%        0.10%
Distribution & Service (12b-1) Fees       0.25%        0.25%        0.25%        0.25%        0.25%        0.25%
Other Expenses(7)                         0.42%        0.40%        0.36%        0.35%        0.36%        0.40%
Total Annual Fund Operating Expense       0.77%        0.75%        0.71%        0.70%        0.71%        0.75%
Fee Reimbursement                        (0.07)%      (0.05)%      (0.01)%       0.00%       (0.01)%      (0.05)%
Net Expenses                              0.70%        0.70%        0.70%        0.70%        0.70%        0.70%
-------------------------------------------------------------------------------------------------------------------------


(1) SHARES OF THE FUNDS ARE EXPECTED TO BE SOLD PRIMARILY THROUGH FINANCIAL INTERMEDIARIES THAT MAY CHARGE SHAREHOLDERS A FEE. THESE FEES ARE NOT INCLUDED IN THE TABLES.
(2) AN ANNUAL MAINTENANCE FEE OF $25.00 MAY BE CHARGED BY ACCESSOR CAPITAL, AS THE TRANSFER AGENT, TO EACH IRA WITH AN AGGREGATE BALANCE OF LESS THAN $10,000 ON DECEMBER 31 OF EACH YEAR.
(3) THE REDEMPTION FEE ONLY APPLIES TO SHARES REDEEMED OR EXCHANGED WITHIN 90 DAYS OF PURCHASE. ACCESSOR FUNDS MAY WAIVE THIS REDEMPTION FEE AT ITS DISCRETION. SEE "MARKET TIMING/EXCESSIVE TRADING" ON PAGE 52. IN ADDITION, THE TRANSFER AGENT MAY CHARGE A PROCESSING FEE OF $10.00 FOR EACH CHECK REDEMPTION REQUEST.

(4) MANAGEMENT FEES CONSIST OF THE MANAGEMENT FEE PAID TO ACCESSOR CAPITAL AND THE FEES PAID TO THE MONEY MANAGERS OF THE UNDERLYING FUNDS. ACCESSOR CAPITAL RECEIVES ONLY THE MANAGEMENT FEE AND NOT A MONEY MANAGER FEE FOR THE U. S. GOVERNMENT MONEY FUND THAT IT MANAGES DIRECTLY. MANAGEMENT FEES HAVE BEEN UPDATED TO REFLECT THE ESTIMATED MAXIMUM FEE TO BE PAID TO THE CURRENT MONEY MANAGERS DURING THE CURRENT YEAR UNDER THEIR RESPECTIVE CONTRACTS. THE MONEY MANAGER FOR THE VALUE FUND HAS VOLUNTARILY AGREED TO WAIVE 0.15% OF ITS MANAGEMENT FEE FOR FISCAL YEAR 2005. AS A RESULT OF SUCH WAIVER ACTUAL MANAGEMENT FEES ARE EXPECTED TO BE 0.55% AND TOTAL PORTFOLIO OPERATING EXPENSES ARE EXPECTED TO BE 1.33%.

--------------------------------------------------------------------------------
                                   accessor 34

================================================================================
                                  FUND EXPENSES
--------------------------------------------------------------------------------

(5) PURSUANT TO AN ACM ADMINISTRATIVE PLAN, ACCESSOR FUNDS MAY PAY FINANCIAL INTERMEDIARIES WHO HAVE ENTERED INTO ARRANGEMENTS WITH ACCESSOR FUNDS A NON-DISTRIBUTION RELATED ADMINISTRATIVE SERVICES FEE OF UP TO 0.25% ANNUALLY OF THE AVERAGE DAILY NET ASSETS OF THEIR CLIENTS WHO MAY FROM TIME TO TIME BENEFICIALLY OWN INVESTOR CLASS SHARES OF THE FUNDS.

(6) PURSUANT TO AN ACM ADMINISTRATIVE PLAN, THE U.S. GOVERNMENT MONEY FUND MAY PAY ACCESSOR CAPITAL UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS TO PROVIDE CERTAIN ADMINISTRATIVE SERVICES ON BEHALF OF THE FUND.
(7) THE FUNDS HAVE RECEIVED AN EXEMPTIVE ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION ALLOWING THE ALLOCATION FUNDS TO ENTER INTO AN AGREEMENT WITH THE UNDERLYING FUNDS UNDER WHICH THE UNDERLYING FUNDS WILL BEAR CERTAIN OF THE ALLOCATION FUNDS' OTHER EXPENSES TO THE EXTENT THAT THE UNDERLYING FUNDS DERIVE FINANCIAL AND OTHER BENEFITS AS A RESULT OF INVESTMENTS FROM THE FUNDS. INVESTORS IN THE ALLOCATION FUNDS WILL INDIRECTLY BEAR A PORTION OF SUCH "OTHER EXPENSES" THROUGH THE ALLOCATION FUNDS' INVESTMENT IN THE UNDERLYING FUNDS. TO THE EXTENT THAT THESE OTHER EXPENSES ARE NOT PAID BY THE UNDERLYING FUNDS OR THE ALLOCATION FUNDS DIRECTLY, ACCESSOR CAPITAL HAS CONTRACTUALLY AGREED TO PAY THE OTHER EXPENSES OF THE ALLOCATION FUNDS FOR THE FISCAL YEARS ENDED DECEMBER 31, 2004, 2005 AND 2006. CONSEQUENTLY, THE ALLOCATION FUNDS EXPECT TO BEAR UP TO 0.10% OF "OTHER EXPENSES" FOR SUCH PERIODS.

--------------------------------------------------------------------------------

The table below provides a range of estimated average weighted expense ratios for Investor Class Shares of each Allocation Fund, which includes both the direct expenses of the Allocation Funds (including any applicable expense waivers) and the indirect expenses of the Underlying Funds . Ranges are given instead of a single number because the pro-rata share of expenses fluctuates along with the changes in the average assets in each of the Underlying Funds.


----------------------------------------------------------------------------------------------------------------
ALLOCATION FUND                                          ALLOCATION FUND
----------------------------------------------------------------------------------------------------------------
Income Allocation Fund                   1.28% - 1.38%     Growth & Income Allocation Fund      1.63% - 1.73%
Income & Growth Allocation Fund          1.46% - 1.56%     Growth Allocation Fund               1.73% - 1.83%
Balanced Allocation Fund                 1.57% - 1.67%     Aggressive Growth  Allocation Fund   1.81% - 1.91%
----------------------------------------------------------------------------------------------------------------


The Example shows what an investor in Advisor Class Shares of a Fund could pay over time. The Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Advisor Class Shares of a Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. The Example does not include the effect of any applicable redemption fee or the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


----------------------------------------------------------------------------------------------------------------
                                            ONE YEAR         THREE YEARS        FIVE YEARS        TEN YEARS
----------------------------------------------------------------------------------------------------------------
UNDERLYING FUNDS
Growth                                     $    171          $     530         $     913         $   1,987
Value(1)                                        151                468               808             1,768
Small to Mid Cap                                173                536               923             2,009
International Equity                            195                603             1,037             2,245
High Yield Bond                                 143                443               766             1,680
Intermediate Fixed-Income                       131                409               708             1,556
Short-Intermediate Fixed-Income                 116                362               628             1,386
Mortgage Securities                             142                440               761             1,669
U.S. Government Money                            98                306               531             1,178
ALLOCATION FUNDS(2)
Income Allocation                          $    136          $     443         $     766         $   1,681
Income & Growth Allocation                      154                494               852             1,860
Balanced Allocation                             165                515               889             1,937
Growth & Income Allocation                      171                530               914             1,990
Growth Allocation                               181                563               968             2,103
Aggressive Growth Allocation                    189                601             1,034             2,237
----------------------------------------------------------------------------------------------------------------

(1) THE MONEY MANAGER FOR THE VALUE FUND HAS VOLUNTARILY AGREED TO WAIVE PART OF ITS MANAGEMENT FEE FOR FISCAL YEAR 2005. THE EXPENSE EXAMPLE FOR THE VALUE FUND DOES NOT REFLECT THE WAIVER. IF SUCH AMOUNT WERE REFLECTED, EXPENSES WOULD BE LOWER.
(2) THE EXPENSE EXAMPLE FOR THE ALLOCATION FUNDS REFLECTS THE AGGREGATE OF THE DIRECT AND INDIRECT COSTS OF INVESTING IN THE ALLOCATION FUNDS - THAT IS, IT INCLUDES THE COSTS ASSOCIATED WITH INVESTING IN THE UNDERLYING FUNDS. THE ONE YEAR NUMBERS REFLECT THE EXPENSE REIMBURSEMENT. THE THREE YEARS, FIVE YEARS AND TEN YEARS NUMBERS DO NOT REFLECT ANY EXPENSE REIMBURSEMENT.

--------------------------------------------------------------------------------
                                   accessor 35

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

This section describes some of the security types for and risks of investing in the Funds. Each security type and risk is a primary security type or risk for the Fund name shown in parentheses.

Many factors affect each Fund's performance. A Fund's share price and yield (except the U.S. Government Money Fund) changes daily based on changes in financial markets and interest rates and in response to other economic, political or financial developments. A Fund's reaction to these developments will be affected by the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund's level of investment in the securities of that issuer. A Fund's reaction to these developments will also be affected by the types, durations, and maturities of the securities in which the Fund invests. When you sell your shares of a Fund, they could be worth more or less than what you paid for them. The investments of each Allocation Fund are concentrated in the Underlying Funds, and each Allocation Fund's investment performance is directly related to the investment performance of the Underlying Funds held by it.

o TEMPORARY DEFENSIVE STRATEGIES. In response to market, economic, political or other conditions, Accessor Capital or each Underlying Fund's Money Manager may temporarily use a different investment strategy for defensive purposes, including investing in short-term and money market instruments. If Accessor Capital or a Money Manager does so, different factors could affect a Fund's performance and the Fund may not achieve its investment objective.

o PORTFOLIO TURNOVER. Each Fund is actively managed. Frequent trading of portfolio securities will result in increased expenses for the Funds, may result in increased taxable distributions to shareholders, and may adversely affect the Fund's performance.

o CHANGE OF OBJECTIVES AND POLICIES. Each Underlying Fund's investment objective stated in the Funds' Fund Details section is fundamental and may not be changed without shareholder approval. The investment objective of the Allocation Funds are not fundamental and may be changed without shareholder approval by the board of directors. For purposes of a Fund's policy of investing at least 80% of its assets in a particular type of investment, "assets" means net assets plus any borrowings made for investment purposes. These policies may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change.

--------------------------------------------------------------------------------
SECURITY TYPES OF THE ALLOCATION FUNDS|
--------------------------------------|

The Funds expect to primarily invest in the Underlying Funds. To provide liquidity as well as to assist in achieving the Fund's investment objective, each Fund may invest in the underlying U.S. Government Money Fund. The Funds may also invest directly in short-term instruments, such as repurchase agreements, and U.S. Government securities. Each Fund may invest in shares of the same Underlying Fund; however the percentage of each Fund's assets so invested will vary depending upon the Fund's investment objective. Based on its asset allocation analysis, Accessor Capital determines the mix of Underlying Funds appropriate for each Fund.

The security types of the Allocation Funds are:

o    UNDERLYING ACCESSOR FUNDS

o REPURCHASE AGREEMENTS are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.

--------------------------------------------------------------------------------
SECURITY TYPES OF THE UNDERLYING FUNDS|
--------------------------------------|

The security types of the Underlying Funds are:

o DEBT SECURITIES (All Fixed-Income Funds) are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds (including convertible bonds), government securities, and mortgage and other asset-backed securities.

o DOLLAR ROLLS (Mortgage Securities Fund) The Fund may enter into dollar roll transactions. When the Fund enters into a dollar roll, the Fund sells securities to be delivered in the current month and repurchases substantially

--------------------------------------------------------------------------------
                                   accessor 36

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase, as well as the interest earned on the cash proceeds of the initial sale.

o EQUITY SECURITIES (All Equity Funds and High Yield Bond Fund) such as common stock and preferred stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Certain types of equity securities, such as warrants, are sometimes attached to or acquired in connection with debt securities. Preferred stocks pay dividends at a specified rate and have precedence over common stock as to the payment of dividends.

o    GOVERNMENT SPONSORED  ENTERPRISES (All Fixed-Income Funds except High Yield
Bond), known as GSEs, are privately owned corporations created by Congress to provide funding and help to reduce the cost of capital for certain borrowing sectors of the economy such as homeowners, students and farmers. GSE securities are generally perceived to carry the implicit backing of the U.S. Government, but they are not direct obligations of the U.S. Government. It is important to note that although GSEs are commonly referred to as "Agencies", there is a difference between a Government Sponsored Enterprise and a Government Agency. One example of a Government Agency is the Government National Mortgage Association (GNMA), known as Ginnie Mae, which has the explicit backing of the U.S. Government.

o HIGH-YIELD CORPORATE DEBT SECURITIES (High Yield Bond Fund) are a principal security type for the High Yield Bond Fund and also may be purchased by the Intermediate and Short-Intermediate Fixed-Income Funds. High-yield corporate debt securities are often issued as a result of corporate restructurings - such as leveraged buyouts, mergers, acquisitions, or other similar events. They also may be issued by less creditworthy or by highly leveraged companies, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. These types of securities are considered speculative by the major rating agencies and rated lower than BBB by S&P or lower than Baa by Moody's.

o MONEY MARKET SECURITIES (U.S. Government Money Fund) are a principal security type for the U.S. Government Money Fund and may also be purchased by the other Fixed-Income Funds and Allocation Funds. Money Market Securities are high-quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity.

o MORTGAGE-RELATED SECURITIES (Mortgage Securities Fund) are a principal security type for the Mortgage Securities Fund and may also be purchased by the Intermediate Fixed-Income, Short-Intermediate Fixed-Income and High Yield Bond Funds. Mortgage-related securities are interests in pools of mortgages. Payment of principal or interest generally depends on the cash flows generated by the underlying mortgages. Mortgage securities may be U.S. Government securities or issued by a bank or other financial institution.

o OPTIONS, FUTURES AND OTHER DERIVATIVES (All Underlying Funds except U.S. Government Money) The Funds may use techniques such as buying and selling options or futures contracts in an attempt to change the Funds' exposure to security prices, currency values, or other factors that affect the value of the Funds' portfolios.

o REPURCHASE AGREEMENTS (All Underlying Funds) are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.

o TBAs (Mortgage Securities Fund) The Fund may also enter into to-be-announced ("TBA") transactions. A TBA transaction is a contract for the purchase or sale of a mortgaged-backed security for future settlement at an agreed upon date but does not include a specified pool number and number of pools or precise amount to be delivered.

o U.S. GOVERNMENT SECURITIES (U.S. Government Money Fund) are a principal security type for the U.S. Government Money Fund and may also be purchased by the other Fixed-Income Funds. U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.
--------------------------------------------------------------------------------
                                   accessor 37

================================================================================
                           SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

The following table summarizes the risks of each Fund other than Temporary Defensive Strategies, Portfolio Turnover, and Changes of Objectives and Policies that apply to every Fund. In addition, Allocation Risk and Underlying Fund Risk applies to the Allocation Funds. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

--------------------------------------------------------------------------------
                        LEVEL OF RISK - UNDERLYING FUNDS
--------------------------------------------------------------------------------

                                                                                                SHORT               U.S.
                                                         SMALL    INTER-    HIGH     INTER-    INTER-   MORTGAGE   GOVERN-
                                                        TO MID   NATIONAL   YIELD    MEDIATE   MEDIATE   SECUR-     MENT
RISK                                  GROWTH   VALUE     CAP      EQUITY    BOND      FIXED     FIXED     ITIES     MONEY
---------------------------------------------------------------------------------------------------------------------------
Bond Market Volatility                  -         -        -          -        o         o        |)         o        ()
Company Risk                           |)        |)       |)         |)        o        |)        |)         -         -
Credit Risk                             -         -        -          -        o        |)        |)        ()        ()
Foreign Exposure                        -         -        -          o        -         -         -         -         -
Government Sponsored Enterprises        -         -        -          -        -        |)        |)         o         o
Inflation Risk                         ()        ()       ()         ()       |)         o         o         o         o
Issuer Risk                             -         -        -          -        o        |)        ()        ()        ()
Lower Rated Debt Securities             -         -        -          -        o        ()        ()         -         -
Portfolio Turnover                     ()         o       ()         |)        o        |)        ()         o         -
Prepayment Risk                         -         -        -          -       ()        ()        ()         o         -
Sector Risk                            |)        |)       |)         |)       |)        ()        ()         -         -
Smaller Company Risk                   ()        ()        o         |)        -         -         -         -         -
Stock Market Volatility                 o         o        o          o        -         -         -         -

--------------------------------------------------------------------------------
                        LEVEL OF RISK - ALLOCATION FUNDS
--------------------------------------------------------------------------------

                                                INCOME &                 GROWTH &                AGGRESSIVE
   RISK                              INCOME      GROWTH     BALANCED     INCOME        GROWTH      GROWTH
-------------------------------------------------------------------------------------------------------------
Allocation Risk                        |)          |)          |)          |)            |)          |)
Bond Market Volatility                  o           o          |)          |)            ()           -
Company Risk                           ()          ()          ()          ()            |)          |)
Credit Risk                            |)          |)          |)          ()            ()           -
Foreign Exposure                        -          ()          ()          |)            |)           o
Government Sponsored Enterprises        o          |)          |)          ()            ()           -
Inflation Risk                          o           o          |)          |)            ()          ()
Issuer Risk                            |)          |)          |)          ()            ()           -
Lower Rated Debt Securities            |)          |)          |)          |)            |)           -
Portfolio Turnover                     ()          ()          ()          ()            ()          ()
Prepayment Risk                        |)          ()          ()          ()            ()           -
Sector Risk                            ()          ()          ()          ()            |)          |)
Smaller Company Risk                    -          ()          ()          ()            |)          |)
Stock Market Volatility                 -          ()          |)          |)             o           o

--------------------------------------------------------------------------------
   KEY:       - n/a          ()  low          |) medium           o high
================================================================================

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.
--------------------------------------------------------------------------------
                                   accessor 38

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

o ALLOCATION RISK. Each Allocation Fund's investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds according to the Fund's equity/fixed-income allocation targets and ranges. A principal risk of investing in each Fund is that Accessor Capital will make less than optimal or poor asset allocation decisions. Accessor Capital attempts to identify asset classes and subclasses represented by the Underlying Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that Accessor Capital's allocation techniques will produce the desired results. It is possible that Accessor Capital will focus on Underlying Funds that perform poorly or underperform other available mutual funds under various market conditions. You could lose money on your investment in a Fund as a result of these allocation decisions.

Risks of the Allocation Funds depend on the risks of the Underlying Funds. To determine how much each Allocation Fund is subject to the risks below, please refer to the Objectives and Strategies section to see what proportion of the Allocation Fund's assets may be invested in each Underlying Fund. Each risk is a principal risk for those Underlying Funds shown in parentheses.

o BOND MARKET VOLATILITY. (All Fixed-Income Funds, Income Allocation Fund, Income & Growth Allocation Fund, Balanced Allocation Fund, and Growth & Income Allocation Fund) Changes in interest rates will affect the performance of debt instruments. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security falls when interest rates fall. Securities with longer durations generally are more sensitive to interest rate changes. In other words, the longer the duration of a security, the greater the impact of a change in interest rates is likely to have on the security's price. When interest rates fall the yield of the U.S. Government Money Fund will generally fall as well but, unlike other fixed-income securities, in the U.S. Government Money Fund there will be no corresponding increase in price. When rates go up, if the movement is very sharp, the principal value of the share in the U.S. Government Money Fund may fall below $1.00.

o COMPANY RISK. (All Equity Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities.

o    CREDIT  RISK.  (High  Yield  Bond  Fund,  Intermediate  Fixed-Income  Fund,
Short-Intermediate Fixed-Income Fund) Credit risk is a principal risk for the High Yield Bond Fund, which concentrates its investments in securities with lower credit quality, and for the Intermediate and Short-Intermediate Fixed-Income Funds. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. Lower rated debt securities and comparable unrated debt securities are more susceptible to these problems than higher quality obligations.

o FOREIGN EXPOSURE. (All Funds except the U.S. Government Money Fund) Foreign exposure is a principal risk for the International Equity Fund, which concentrates its investments in foreign securities, and may also be a possible risk for the other Funds except the U.S. Government Money Fund. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets.

Investing in emerging markets involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of foreign development, political stability, market depth, infrastructure and capitalization and regulatory oversight are generally less than in more developed markets. Emerging market economies can be subject to greater social, economic regulatory and political uncertainties. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market.

Each Fund's portfolio securities usually are valued on the basis of the most recent closing market prices at 4 p.m. Eastern time when each Fund calculates its NAV. Most of the securities in which the International Equity Fund invests, however, are traded in markets that close before that time. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and 4 p.m. Eastern time will not be

--------------------------------------------------------------------------------
                                   accessor 39

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

reflected in the International Equity Fund's NAVs. However, if the International Equity Fund determines that such developments are so significant that they will clearly and materially affect the value of the International Equity Fund's securities, the International Equity Fund may adjust the previous closing prices for these securities to reflect fair value.

o GOVERNMENT SPONSORED ENTERPRISES ("GSE") RISK. (All Fixed-Income Funds except High Yield Bond) Certain GSE's (such as Freddie Mac, Fannie Mae, and
FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government. GSE debt is generally considered to be of high credit quality due to the implied backing of the U.S. Government, but ultimately it is the sole obligation of its issuer. For that reason, GSEs are considered to carry somewhat greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government.


o INFLATION RISK. (U.S. Government Money Fund) The real value of the U.S. Government Money Fund's yield may be eroded by inflation over time. The U.S. Government Money Fund may under perform the bond and equity markets over time.

o ISSUER RISK. (All Fixed-Income Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities. The value of an individual security or category of securities may be more volatile than the debt market as a whole. Entities providing credit support or a maturity-shortening structure are also affected by these types of changes. Any of a Fund's holdings could have its credit downgraded or could default, which could affect the Fund's performance.

o LOWER RATED DEBT SECURITIES. (High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund) Lower rated debt securities are a principal risk for the High Yield Bond Fund, which concentrates its investments in lower rated debt securities, and are also a risk for the Intermediate and Short-Intermediate Fixed-Income Funds. Debt securities rated lower than BBB by S&P or lower than Baa by Moody's are commonly referred to as "junk bonds." Lower rated debt securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated securities. These risks include the possibility of default on principal or interest payments and bankruptcy of the issuer. During periods of deteriorating economic or financial conditions, the ability of issuers of lower rated debt securities to service their debt, meet projected goals or obtain additional financing may be impaired. In addition, the market for lower rated debt securities has in the past been more volatile and less liquid than the market for higher rated debt securities. These risks could adversely affect the Funds that invest in these debt securities.

Because of its concentration in investments in junk bonds, the High Yield Bond Fund is subject to substantial credit risk. Credit quality in the high-yield bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks of a particular high-yield bond. The Funds' Money Managers will not rely solely on ratings issued by established credit rating agencies, but will utilize these ratings in conjunction with its own independent and ongoing credit analysis.

o PREPAYMENT RISK. (All Fixed-Income Funds) Prepayment risk is a principal risk for the Mortgage Securities Fund, which concentrates its investments in mortgage securities, and may also be a risk for the other Fixed-Income Funds. Many types of debt securities, including mortgage securities, are subject to prepayment risk.

--------------------------------------------------------------------------------
                                   accessor 40

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. For example, if interest rates are dropping and an issuer pays off an obligation or a bond before maturity, the Fund may have to reinvest at a lower interest rate. Securities subject to prepayment generally offer less potential for gains during periods of declining interest rates and similar or greater potential for loss in periods of rising interest rates. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. Prepayments on assets underlying mortgage or other asset-backed securities held by a Fund can adversely affect those securities' yield and price.

o RISKS OF OPTIONS AND FUTURES TRANSACTIONS. (All Underlying Funds except U.S. Government Money) These types of transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities can have a significant impact on a Fund's exposure to stock market values, interest rates or the currency exchange rate. These types of transactions will be used primarily for hedging purposes.

o SECTOR RISK. (All Equity Funds) Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole. For instance, airline stocks may behave very differently than the market as a whole to a decline or increase in the price of oil.

o SMALLER COMPANY RISK. (Small to Mid Cap Fund, International Equity Fund) Securities of small and medium capitalization issuers often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

o STOCK MARKET VOLATILITY. (All Equity Funds and High Yield Bond Fund) Stock values fluctuate in response to issuer, political, market and economic developments. In the short term, stock prices can fluctuate dramatically in response to these developments. Securities that undergo an initial public offering may trade at a premium in the secondary markets. However, there is no guarantee that a Fund will have the ability to participate in such offerings on an ongoing basis or that such offering will trade at a premium in the secondary market.

o UNDERLYING FUND RISKS. (All Allocation Funds) The ability of each Allocation Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by Accessor Capital. The value of the Underlying Funds' investments, and the net asset values ("NAV") of the shares of both the Allocation Funds and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed-income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objective of any Allocation Fund or any Underlying Fund will be achieved.

Because the Allocation Funds invest in the Underlying Funds, the Allocation Funds' shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Allocation Funds allocate to those Underlying Funds. Each Allocation Fund may invest in certain Underlying Funds that in turn invest in small capitalization companies and foreign issuers and thus are subject to additional risks, including greater volatility, changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. Each Fund may also invest in certain Underlying Funds that in turn invest in noninvestment grade fixed-income securities ("junk bonds"), which are considered speculative by traditional standards. In addition, certain Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase securities issued by real estate investment trusts ("REITs") and other issuers in the real estate industry; purchase restricted and illiquid securities; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and engage in various other investment practices. The risks presented by these investment practices are discussed in this Prospectus and in the Statement of Additional Information.

--------------------------------------------------------------------------------
                                   accessor 41

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

On the following pages is information on Accessor Capital and each Fund's Money Manager and a description of how Accessor Capital and each Money Manager is compensated for the services it provides.

Each Fund paid the following management fees in fiscal year 2003 (reflected as a percentage of average net assets) to Accessor Capital and/or the Fund's Money
Manager:

--------------------------------------------------------------------------------------------------------------
                                       TOTAL ANNUAL           ANNUAL MANAGEMENT FEE          ANNUAL FEE
                                      MANAGEMENT FEES          TO ACCESSOR CAPITAL        TO MONEY MANAGER
                                    (AS A PERCENTAGE OF        (AS A PERCENTAGE OF      (AS A PERCENTAGE OF
                                     DAILY NET ASSETS)          DAILY NET ASSETS)         DAILY NET ASSETS)
FUND                               FOR FISCAL YEAR 2003       FOR FISCAL YEAR 2003      FOR FISCAL YEAR 2003
--------------------------------------------------------------------------------------------------------------
Growth                                      0.56%                     0.45%                     0.11%
Value                                       0.55                      0.45                      0.10
Small to Mid Cap                            0.96                      0.60                      0.36
International Equity                        0.92                      0.55                      0.37
High Yield Bond                             0.63                      0.36                      0.27
Intermediate Fixed-Income                   0.44                      0.33                      0.11
Short-Intermediate Fixed-Income             0.38                      0.33                      0.05
Mortgage Securities                         0.55                      0.36                      0.19
U.S. Government Money                       0.08                      0.08                      0.00
Allocation Funds                            0.10                      0.10                      0.00
--------------------------------------------------------------------------------------------------------------

MANAGER & ADMINISTRATOR Accessor Capital Management LP, 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101

Each Fund is a portfolio of Accessor Funds, Inc. ("Accessor Funds"), a Maryland corporation. Accessor Capital develops the investment programs for the Funds, selects the Money Managers for the Underlying Funds, and monitors the performance of the Money Managers. In addition, Accessor Capital directly invests the assets of the U.S. Government Money Fund and the Allocation Funds.
J. Anthony Whatley, III, is the Executive Director of Accessor Capital. Ravindra
A. Deo, Vice President and Chief Investment Officer of Accessor Capital, is primarily responsible for the day-to-day management of the Funds either directly or through interaction with each Fund's Money Manager. Mr. Deo is also responsible for managing the liquidity reserves of each Fund. The Securities and Exchange Commission issued an exemptive order that allows Accessor Funds to change a Fund's Money Manager without shareholder approval, as long as, among other things, the Board of Directors has approved the change in Money Manager and Accessor Funds has notified the shareholders of the affected Fund within 60 days of the change.

Each Fund pays Accessor Capital an annual management fee for providing management and administration services equal to the percentage shown above under "Annual Management Fee to Accessor Capital" of each Fund's average daily net assets.

Each Fund has also hired Accessor Capital to provide transfer agent, registrar, dividend disbursing agent and certain other services to the Funds. For providing these services, Accessor Capital receives (i) a fee equal to 0.15% of the average daily net assets of the Growth, Value, Small to Mid Cap and International Equity Funds, 0.13% of the average daily net assets of the High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income, Mortgage Securities Funds, and 0.05% of the average daily net assets of the U.S. Government Money Fund and (ii) a transaction fee of $0.50 per transaction. The Allocation Funds pay no fees for transfer agent or administrative services.

DISTRIBUTOR ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, CO 80202

ALPS  Distributors,  Inc.  ("Distributor")  is the  distributor  of the Accessor
Funds.

--------------------------------------------------------------------------------
                                   accessor 42

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
GROWTH FUND|
-----------|

MONEY MANAGER  Enhanced Investments Technologies, 2401 PGA Boulevard, Suite 100,
               Palm Beach Gardens, Florida 33410

Enhanced Investments Technologies ("INTECH") has managed the Growth Fund since March 1, 2004. Founded in 1987, INTECH has approximately $14.3 billion in assets under management as of December 31, 2003.

No one person on the investment team is primarily responsible for implementing the investment strategies of the Growth Fund. The team of investment professionals at INTECH works together to implement the mathematical portfolio management process. E. Robert Fernholz is Chief Investment Officer of INTECH. Dr. Fernholz joined INTECH in June of 1987, and was formerly Director of Research at Metropolitan Securities. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. He has held various academic positions in Mathematics and Statistics at Princeton University, City University of New York, Universidad de Buenos Aires, and University of Washington. Dr. Fernholz published a paper in the May 1982 Journal of Finance that became the basis for INTECH's portfolio process. He has 21 years of investment experience.


Effective January 1, 2005, as compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate of 0.45% of the aggregate daily net assets of the Fund.

Prior to January 1, 2005, the compensation structure provided for the Money Manager to earn a management fee at the annual rate of 0.20% of the Fund's average daily net assets for the first four complete calendar quarters commencing on March 1, 2004 and ending on March 31, 2005. Beginning with the fifth calendar quarter (starting on April 1, 2005), the Money Manager would have earned a management fee that consisted of a performance fee calculated based on the percentage amount by which the Fund's performance exceeded or trailed that of its benchmark index. The Statement of Additional Information contains more information on the prior management fee structure.


--------------------------------------------------------------------------------
                                   accessor 43

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
VALUE FUND|
----------|

MONEY  MANAGER      Wellington Management Company, LLP, 75 State Street, Boston,
                    MA 02109

Wellington Management has managed the Value Fund since January 10, 2001. Founded in 1928, Wellington Management has approximately $394 billion of assets under management as of December 31, 2003.


Doris T. Dwyer is the Portfolio Manager responsible for the day to day management of the Fund. Ms. Dwyer has been with Wellington Management since 1998. Ms. Dwyer relies on fundamental research provided by Wellington Management's Global Industry Analysts.

Effective January 1, 2005, as compensation for the Money Manager's service, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate of 0.25% of the aggregate daily net assets of the Fund. The Money Manager contractually agrees to waive the portion of such Money Manager Fee due to the Money Manager in excess of an annual rate of 0.10% of the daily net assets of the Fund, computed daily and paid quarterly, for the period from January 1, 2005 through December 31, 2005.

Prior to January 1, 2005, the Money Manager earned a management fee that consisted of a basic fee and a performance fee. The basic fee was equal to an annual rate of 0.10% of the Fund's average daily net assets over the period which performance was measured. The performance fee was calculated based on the percentage amount by which the Fund's performance exceeded or trailed that of its benchmark index. The Statement of Additional Information contains more information on the prior management fee structure.


--------------------------------------------------------------------------------
                                   accessor 44

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
SMALL TO MID CAP FUND|
---------------------|


MONEY MANAGER  SSgA Funds Management, Inc., One Lincoln Street, Boston, MA 02111


SSgA has managed the Small to Mid Cap Fund since June 1, 2001. SSgA is a recently created subsidiary of State Street Corporation, and is one of the companies of the State Street Global Advisors division which was started in 1978. SSgA manages approximately $92 billion in assets as of December 31, 2003.


SSgA uses a team approach in managing the Accessor Small to Mid Cap Fund. A team of investment professionals work together in a cohesive manner to develop and enhance the techniques that drive the investment process for the strategy employed for the Small to Mid Cap Fund. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for day-to-day implementation. The team approach also enables portfolio managers to draw upon the resources of other groups within SSgA. Ric Thomas, CFA and senior portfolio manager, is primarily responsible for the day-to-day management and investment decisions for the Small to Mid Cap Fund. Mr. Thomas is a Principal of SSgA and a Portfolio Manager, a position he has held since joining State Street in 1998. Prior to joining State Street in 1998, he was a quantitative analyst on the portfolio construction team at Putnam Investments. Previously, Mr. Thomas was an assistant economist at the Federal Reserve Bank of Kansas City. Mr. Thomas has been working in the investment management field since 1990.


Effective January 1, 2005, as compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate of 0.35% of the aggregate daily net assets of the Fund.

Prior to January 1, 2005, the Money Manager earned a management fee that consisted of a performance fee calculated based on the percentage amount by which the Fund's performance exceeded or trailed that of its benchmark index. The Statement of Additional Information contains more information on the prior management fee structure.








--------------------------------------------------------------------------------
                                   accessor 45

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND|
-------------------------|

MONEY MANAGER     J.P. Morgan Fleming Asset Management (London) Ltd., Finsbury
                  Dials, 20 Finsbury London, England  EC2Y9AQ

Founded in 1960, JPMorgan Fleming has managed the Fund since January 7, 2002. JPMorgan Fleming and its affiliates have approximately $559 billion of assets under management as of December 31, 2003.


JPMorgan Fleming uses a team approach in managing the International Equity Fund. A team of experienced senior investors based in London is responsible for implementing the investment strategies for the International Equity Fund. This team of senior investors works closely with the other investment professionals that comprise the Global Portfolios Group and is supported by a global network of over 150 investment professionals that are located in more than 30 countries worldwide. Howard Williams is a managing director and Head of the Global
Portfolios Group, based in London. He has been an employee of JPMorgan Fleming since 1994. Prior to becoming the Head of the Global Portfolios Group, Mr.
Williams was a senior portfolio manager in the Global Portfolios Group. Mr. Williams holds an MA in Geography from Cambridge University.

James Fisher has responsibility as the lead investor for the EAFE business. Mr. Fisher has a BA (Hons) Latin from Reading University. Mr. Fisher is a managing director and senior portfolio manager in the Global Portfolios Group, based in London, with responsibility for EAFE Plus funds. He has been an employee of JPMorgan Fleming since 1985; Mr. Fisher was previously based in Hong Kong as a portfolio manager in the Global Group responsible for European markets and prior to this, a portfolio manager investing in the UK.

Effective January 1, 2005, as compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate as set forth below of the aggregate daily net assets of the Fund:

              0.50% on the first $50,000,000
              0.45% on the next $150,000,000
              0.40% above $150,000,000

Prior to January 1, 2005, the Money Manager earned a management fee that consisted of a basic fee and a performance fee. The basic fee was equal to an annual rate of 0.20% of the Fund's average daily net assets over the period which performance was measured up to a maximum of $400,000 annualized. The performance fee was calculated based on the percentage amount by which the Fund's performance exceeded or trailed that of its benchmark index. The Statement of Additional Information contains more information on the prior management fee structure.


--------------------------------------------------------------------------------
                                   accessor 46

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND|
--------------------|

MONEY MANAGER    Financial Management Advisors, LLC, 1900 Avenue of the Stars,
                 Suite 900, Los Angeles, California   90067

FMA has managed the High Yield Bond Fund since May 1, 2000. Founded in 1985, FMA has approximately $1.4 billion of assets under management as of December 31, 2003.

FMA uses a team approach in managing the High Yield Bond Fund. Kenneth D. Malamed and Steven S. Michaels are primarily responsible for the day-to-day management of the Fund. Mr. Malamed, President and Chief Investment Officer, founded FMA in 1985. In 1992, the assets, operations and client base of FMA were acquired by Wertheim Schroder Investment Services, Inc. (later renamed Schroder Wertheim Investment Services, Inc.), where Ken Malamed served as Managing Director, Director of Fixed-Income and Chairman of the Credit Committee. In November 1995, Mr. Malamed terminated his association with Schroder Wertheim. In December of 1995, he re-established FMA and continued on with a portion of the investment advisory business. Mr. Michaels, Senior Vice President and Managing Director of High Yield Fixed Income, joined FMA in 1991. He was Senior High Yield Credit Analyst at Schroder Wertheim Investment Services, Inc. from 1992 to 1995. He continued on with Mr. Malamed in January 1996 at the reestablished FMA.


Effective January 1, 2005, as compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate of 0.25% of the aggregate daily net assets of the Fund.

Prior to January 1, 2005, the Money Manager earned a management fee that consisted of a basic fee and a performance fee. The basic fee was equal to an annual rate of 0.07% of the Fund's average daily net assets over the period which performance was measured. The performance fee was calculated based on the percentage amount by which the Fund's performance exceeded or trailed that of its benchmark index. The Statement of Additional Information contains more information on the prior management fee.





--------------------------------------------------------------------------------
                                   accessor 47

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME FUND      |
SHORT-INTERMEDIATE FIXED-INCOME FUND|
------------------------------------|

MONEY MANAGER    Cypress Asset Management, 26607 Carmel Center Place, Suite 101,
                 Carmel, CA 93923

Cypress has managed the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund since September 21, 1998. Founded in 1995, Cypress has approximately $535 million in assets under management as of December 31, 2003.

Mr. Xavier Urpi, President and Chief Investment Officer, is primarily responsible for the day-to-day management and investment decisions and is assisted by Mr. Michael Banyra, Managing Director. Mr. Urpi founded Cypress in 1995. Prior to that, Mr. Urpi was at Smith Barney Capital as a Director of Fixed-Income from March 1989 to September 1995. Mr Banyra joined Cypress in April 1999 as Managing Director. Previously, Mr. Banyra was employed at Ark Asset Management Company (formerly known as Lehman Management Company) since 1986, most recently as Senior Manager from 1996 to 1999.


Effective January 1, 2005, as compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate of 0.10% of the aggregate daily net assets of each Fund.

Prior to January 1, 2005, the Money Manager earned a management fee that consisted of a basic fee and a performance fee. The basic fee was equal to an annual rate of 0.05% of the Fund's average daily net assets over the period which performance was measured. The performance fee was calculated based on the percentage amount by which the Fund's performance exceeded or trailed that of its benchmark index. The Statement of Additional Information contains more information on the prior management fee.


--------------------------------------------------------------------------------
                                   accessor 48

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND|
------------------------|

MONEY MANAGER   BlackRock Financial Management, Inc., 345 Park Avenue, New York,
                NY 10154

BlackRock or its predecessors have managed the Mortgage Securities Fund since May 18, 1992. Founded in 1988, BlackRock has approximately $309 billion in assets under management as of December 31, 2003.

BlackRock's Investment Strategy Group has primary responsibility for setting the broad investment strategy and for overseeing the ongoing management of all client portfolios. Mr. Andrew J. Phillips, Managing Director, is primarily responsible for the day-to-day management and investment decisions for the Mortgage Securities Fund. Mr. Phillips' primary responsibility is the management of the firm's investment activities in fixed-rate mortgage securities, including pass-throughs and CMOs. He directs the development of investment strategy and coordinates execution for all client portfolios. Prior to joining BlackRock in 1991, Mr. Phillips was a portfolio manager at Metropolitan Life Insurance Company.

Effective January 1, 2005, as compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate as set forth below of the aggregate daily net assets of the Fund:

              0.25% of the first $100,000,000
              0.20% of the next $100,000,000
              0.15% above $200,000,000

Prior to January 1, 2005, the Money Manager earned a management fee that consisted of a basic fee and a performance fee. The basic fee was equal to an annual rate of 0.07% of the Fund's average daily net assets over the period which performance was measured. The performance fee was calculated based on the percentage amount by which the Fund's performance exceeded or trailed that of its benchmark index. The Statement of Additional Information contains more information on the prior management fee.

--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND & ALLOCATION FUNDS|
---------------------------------------------|

MANAGER Accessor Capital Management LP, 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101

Accessor Capital has managed the U.S. Government Money Fund directly since September 7, 1994. Accessor Capital was founded in 1991 and has approximately $2.1 billion in assets under management as of December 31, 2003.

Accessor Capital directly invests the assets of the U.S. Government Money Fund and the Allocation Funds. Accessor Capital receives no additional fee beyond its management fee, as previously described, for these services.


In May 2004, the Accessor Funds (the "Funds") received a document and information request from the staff of the Ft. Worth District Office of the SEC in connection with a sweep examination relating to performance fees charged by investment advisers. The Funds voluntarily responded to the staff's request in June 2004, and subsequently provided additional follow-up information that the staff requested. The staff has informed the Funds and Accessor Capital Management ("ACM") that the staff believes that performance and base fees for the Funds have been calculated in violation of certain requirements of Section 205 and Rules 205-1 and 205-2 of the Investment Advisers Act. As a result, the staff has informed us that since 1992 eight Accessor Funds have, in the aggregate, paid the Funds' subadvisers higher advisory fees than permitted by the Section and Rules. The staff has informed the Funds and ACM that it intends to recommend that the SEC institute an action against ACM (but not the Funds) based on these overcharges and related disclosures. The staff has also informed the Funds and ACM that it intends to seek to recover the overcharges from the subadvisers that received the fees. The Funds and ACM have cooperated with the staff's inquiry, and continue to discuss resolution of these matters with the staff. At this time it is not known whether an action will be instituted by the SEC, what the final outcome of these discussions may be and what, if any, impact to the Funds and/or their shareholders there will be if the SEC proceeds with its attempts to recoup the alleged overcharges from the Funds' subadvisers. However, the staff has not indicated that the Funds would be liable for any amount in connection with this matter.


================================================================================
                                   accessor 49

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
WHERE TO PURCHASE|
-----------------|

o FINANCIAL INTERMEDIARIES. Investor Class Shares are usually purchased through financial intermediaries, such as banks, broker-dealers, registered investment advisers and providers of fund supermarkets who may receive a payment from Accessor Funds for distribution and services and/or administrative services. In certain cases, a Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. The order will be priced at the next calculated net asset value per share ("NAV") after receipt of the order. Financial intermediaries are responsible for transmitting accepted orders of the Funds within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Funds. These financial intermediaries may also charge transaction, administrative or other fees to shareholders, and may impose other limitations on buying, selling or transferring shares, which are not described in this Prospectus. Some features of the Investor Class Shares, such as investment minimums and certain trading restrictions, may be modified or waived by financial intermediaries. Shareholders should contact their financial intermediary for information on fees and restrictions.

o DIRECT. Investors may purchase Investor Class Shares directly from Accessor Funds for no sales charge or commission.

o "STREET NAME" ACCOUNTS. If your shares are held in a "street name" account at an investment dealer, that dealer (and not Accessor Funds or the Transfer Agent) will perform all recordkeeping, transaction processing and distribution payments. Because Accessor Funds will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes to your account, or to obtain account information. You will not be able to utilize a number of shareholder features directly with Accessor Funds. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with Accessor Funds involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

--------------------------------------------------------------------------------
HOW TO PURCHASE|                           |Shares  of  the  Funds  may  not  be
---------------|                           |purchased  on days  when the NYSE is
                                           |closed for trading:  New Year's Day,
Not all Accessor Funds may be offered in |Martin Luther King, Jr. Day, your state of residence. Contact your |Presidents Day, Good Friday, financial intermediary or the Transfer |Memorial Day, Independence Day, Agent to ensure that the Fund you want |Labor Day, Thanksgiving Day and
to  purchase is offered in your state of   |Christmas Day.
residence.                                 -------------------------------------

Purchase orders are accepted on each business day that the New York Stock Exchange is open and must be received in good order prior to the close of the New York Stock Exchange, normally 4:00 p.m. Eastern time, except the U.S. Government Money Fund. If the Transfer Agent receives a purchase order for shares of U.S. Government Money Fund on any business day marked "Same Day Settlement" and the invested monies are received via fed-funds wire before 5:00 p.m. Eastern time on the same day, the investor will be entitled to receive that day's dividend. To allow Accessor Capital to manage the U.S. Government Money Fund most effectively, investors are encouraged to execute as many trades as possible before 3:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. In accordance with the USA PATRIOT Act, if you fail to provide all of the required information requested in the current account application, your purchase order will not be processed. The Transfer Agent, on behalf of Accessor Funds and the Distributor, is required by law to obtain certain personal information from you or persons acting on your behalf in order to verify your or such person's identity. If you do not provide the information, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity or that of another person(s) authorized to act on your behalf, or if it believes it has identified potential criminal activity, Accessor Funds and the Distributor reserve the right to close your account or take any other action they deem reasonable or required by law. For all purchase orders not marked "Same Day Settlement," the Transfer Agent must

--------------------------------------------------------------------------------
                                   accessor 50

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
receive payment for shares by 12:00 p.m. Eastern time on the business day following the purchase request. All purchases must be made in U.S. dollars. Purchases may be made in any of the following ways:

o BY CHECK. Checks made payable to "Accessor Funds, Inc." and drawn on a U.S. bank should be mailed with the completed application or with the account number and name of Fund noted on the check to:

                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

Neither initial nor subsequent investments should be made by third party check. At least one name on the account on which the check is drawn must match the registration of your account at Accessor Funds. If you pay with a check that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each Fund or the Transfer Agent, and the Fund can redeem shares you own in this or another identically registered Accessor Fund account as reimbursement. Each Fund and its agents have the right to cancel any purchase, exchange, or redemption due to nonpayment.

o BY FEDERAL FUNDS WIRE. Wire instructions can be obtained from the Operations Department at the Transfer Agent at (800) 759-3504 and must be accompanied or preceded by a trade sheet.

o BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may purchase Investor Class Shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests.

o BY AUTOMATIC INVESTMENT PLAN. Shareholders may establish an Automatic Investment Plan (AIP) with Accessor Capital whereby investments in any of the Accessor Funds are made automatically on a regularly basis (e.g., bimonthly, monthly, quarterly). You may authorize regular electronic transfers of $100 or more from your bank checking account to purchase shares of one or more Accessor Funds based on instructions provided to Accessor Capital. To enroll in the AIP, fill out and sign the Electronic Funds Transfer Form and mail or fax (206-224-4274) the completed form to Accessor Funds 15 days prior to the initial purchase.

o BY PURCHASES IN KIND. Under some circumstances, the Funds may accept securities as payment for Fund Shares. Such securities would be valued the same way the Funds' securities are valued (see "Valuation of Securities"). Please see "Additional Purchase and Redemption Information" in the Statement of Additional Information for further information.

o PORTFOLIO REBALANCING. Your financial intermediary may provide one or more Model Investment Portfolios. Your financial intermediary may develop various investment models utilizing the Accessor Funds that will designate how, on a percent basis, the total value of your Accessor Funds holdings should be rebalanced, and at what frequency, quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your Accessor Funds for shares of the same class of one or more other Accessor Funds in your account. The Transfer Agent must receive requests to participate, make changes or cancel in good order from your financial intermediary at least five business days prior to the next rebalancing date. You may realize taxable gains from these exchanges. Accessor Funds may modify, suspend or terminate the program at any time on 60 days prior written notice.

--------------------------------------------------------------------------------
IRA/SIMPLE IRA/ROTH IRA/COVERDELL EDUCATION SAVINGS ACCOUNT PLANS|
------------------------------------------------------------------
Investors may purchase Fund shares through an Individual, SIMPLE, Roth or Educational Retirement Custodial Account Plan. An IRA, Roth IRA or Educational IRA account with an aggregate balance of less than $10,000 across all Funds on December 31 of any year may be assessed a $25.00 fee. Copies of an IRA, Roth IRA or Educational IRA Plan may be obtained from Accessor Capital by calling (800) 759-3504.
--------------------------------------------------------------------------------
                                   accessor 51

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------


                                                        INVESTMENT MINIMUMS
-------------------------------------------------------------------------------------------------------------------------------
REGULAR ACCOUNTS                                               |                        RETIREMENT ACCOUNTS
-------------------------------------------------------------------------------------------------------------------------------
INITIAL INVESTMENT                                             |   INITIAL INVESTMENT
One Fund only:             $5,000                              |   Traditional IRA/Roth IRA/  $2,000 aggregated among the Funds
Multiple Funds:            $10,000 aggregated among the Funds  |   SIMPLE/Coverdell:
Automatic Investment Plan: $100 per Fund                       |   Automatic Investment Plan: $100 aggregated among the Funds
-------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENT(S) all accounts:                         |   $100 per Fund
Automatic Investment Plan:                                     |   $100 per transaction
-------------------------------------------------------------------------------------------------------------------------------

The initial investment must be accompanied by an appropriate account application. Accessor Funds reserves the right to increase or decrease the minimum amount or maximum amount required to open and maintain an account, or to add to an existing account, without prior notice. Accessor Fund may accept smaller purchase amounts (e.g., 401(k) plans, transfers in from trustees or the correction of errors) or reject any purchase order it believes may disrupt the management of the Funds. See the Statement of Additional Information for more information.


--------------------------------------------------------------------------------
SHARE PRICING |
---------------
Investors purchase Investor Class Shares of a Fund at its NAV. The NAV is calculated by adding the value of Fund assets attributable to Investor Class Shares, subtracting Fund liabilities attributable to the class, and dividing by the number of outstanding Investor Class Shares. The NAV is calculated each day that the New York Stock Exchange ("NYSE") is open for business. The Funds generally calculate their NAV at the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time except for the U.S. Government Money Fund and the Allocation Funds, which normally calculate their NAV at 5:00 p.m. Eastern time each day the NYSE is open. If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Shares are purchased at the NAV that is next calculated after purchase requests are received by the Funds in good order. The NAV may be published daily in the business section of many major newspapers. If you have access to the Internet, you also can check NAV on the Accessor website (www.accessor.com)

--------------------------------------------------------------------------------
ACCESSOR FUNDS INTERNET WEBSITE |
--------------------------------
You can obtain information about Accessor Funds on the Accessor Funds internet website at www.accessor.com. Additionally, your financial intermediary may arrange for you to view your account information over the internet with a password protected login. If your Accessor Funds shares are held through a third-party fiduciary or in an omnibus registration at a bank or brokerage firm this service may not be available. To obtain account information online, you must first obtain a user I.D. and password. Contact your financial intermediary for more information. At times, the website may be inaccessible or its account viewing features may be unavailable.

--------------------------------------------------------------------------------
MARKET TIMING/EXCESSIVE TRADING |
--------------------------------
Short-term or excessive trading into and out of a Fund may harm performance by disrupting portfolio management strategies and by increasing expenses.

The Funds (or Accessor Capital, on behalf of the Funds) may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a Fund per calendar year. In addition, the Funds or Accessor Capital may restrict or refuse purchases or exchanges by market timers or investors who, in the Funds' or Accessor Capital's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that Fund. You may be considered a market timer or excessive trader if you
(i) redeem or exchange shares within 90 days of purchase; (ii) exchange shares out of any of the Funds within 90 days of an earlier exchange request out of the respective Fund; (iii) exchange shares out of any Fund more than four times within a calendar year; or (iv) otherwise seem to follow a market timing pattern that the Funds or Accessor Capital believes may adversely affect the Fund. For these purposes, Accessor Capital may consider an investor's trading history in that Fund or other Funds, and Accounts under common ownership or control with an account that is covered by (i), (ii) or (iii) above are also subject to these limits.

Identified market timers who redeem or exchange their shares of the Equity Funds or the High Yield Bond Fund acquired by purchase or exchange within the preceding 90 days will be assessed a fee of 2.00% of redemption proceeds, which will be paid to the respective Fund. This redemption fee does not apply to certain accounts as
--------------------------------------------------------------------------------
                                   accessor 52

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------

determined in the discretion of the Fund (and Accessor Capital, on behalf of the Funds), including certain retirement accounts (e.g., 401(k) plans), purchases made pursuant to the dividend reinvestment program, withdrawals made pursuant to the systematic withdrawal program and portfolio rebalancing. The Fund cannot ensure that it will be able to identify all cases of market timing and excessive trading although it believes it has adequate procedures in place to attempt to do so.

--------------------------------------------------------------------------------
FOR MORE INFORMATION |
---------------------
For additional information about purchasing shares of the Accessor Funds, please contact your financial intermediary or Accessor Funds at (800) 759-3504.

================================================================================
                             EXCHANGING FUND SHARES
--------------------------------------------------------------------------------
As a shareholder, you have the privilege of exchanging shares of the Funds for shares of other Accessor Funds. Investor Class Shares may be exchanged for shares of any other Fund on days when the NYSE is open for business, as long as shareholders meet the normal investment requirements of the other Fund. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Shares will be exchanged at the next NAV calculated after the Transfer Agent receives the exchange request in good order. For exchanges into the C Class Shares from a different class of a Fund, the holding period for determining your contingent deferred sales charge ("CDSC"), if applicable, begins upon the exchange into the C Class Shares. Please read the C Class Prospectus carefully for a description of the CDSC. The Fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of one Fund per calendar year. Exchanges made within 90 days of purchase from an Equity Fund or the High Yield Bond Fund may be subject to a 2.00% redemption fee paid to the Fund (see "Market Timing/Excessive Trading" above). Shareholders should read the prospectus of any other Fund into which they are considering exchanging. An exchange of shares from a Fund involves a redemption of those shares and will be treated as a sale for tax purposes. Exchanges from Investor Class Shares of a Fund into another class of the same Fund are not treated as a redemption and a sale for tax purposes. Not all classes of all Accessor Funds may be offered in your state of residence. Contact your financial intermediary or the Transfer Agent to ensure that the class of shares of the Fund you want to exchange is offered in your state of residence.

--------------------------------------------------------------------------------
EXCHANGES THROUGH ACCESSOR FUNDS |
---------------------------------
Accessor Funds does not currently charge fees on exchanges made directly through it. This exchange privilege may be modified or terminated at any time by Accessor Funds upon 60 days notice to shareholders. Exchanges may be made any of the following ways:

o    BY MAIL.  Share exchange instructions may be mailed to:
                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

o    BY FAX.  Instructions may be faxed to Accessor Funds at (206) 224-4274.

--------------------------------------------------------------------------------
EXCHANGES THROUGH FINANCIAL INTERMEDIARIES |
-------------------------------------------
You should contact your financial intermediary directly to make exchanges. Your financial intermediary may charge additional fees for these transactions.
--------------------------------------------------------------------------------
                                   accessor 53

================================================================================
                              REDEEMING FUND SHARES
--------------------------------------------------------------------------------
Investors may request to redeem Investor Class Shares on any day that the NYSE is open for business. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. If the Transfer Agent receives a redemption request in good order from a shareholder of the U.S. Government Money Fund by 3:00 p.m. Eastern time, marked "Same Day |------------------------------------
Settlement",  the  shareholder  will  be   |Redemption  requests for shares that
entitled to receive redemption  proceeds   |were  purchased  by  check  will  be
by  wire  on  the  same  day.   Requests   |honored  at the next NAV  calculated
received  "in good order" must  include:   |after  receipt  of  the   redemption
account name, account number, dollar or |request. However, redemption share amount of transaction, Fund(s) and |proceeds will not be transmitted allocation of investment, and signature |until the check used for the of authorized signer. Shareholders of |investment has cleared (up to 15 the U.S. Government Money Fund who elect |days after a deposit). The Transfer this option should be aware that their |Agent may charge a $10.00 processing
account  will not be  credited  with the   |fee for each redemption check.
daily dividend on that day.  Shares will   -------------------------------------
be redeemed at the next NAV calculated after the Transfer Agent receives the redemption request in good order. Payment will ordinarily be made within seven days of the request by wire-transfer to a shareholder's domestic commercial bank account. Certain redemptions made within 90 days of purchase or exchange in the Equity Funds or the High Yield Bond Fund may be subject to a 2.00% redemption fee paid to the Fund in connection with the Funds' Marketing Timing/Excessive Trading Policy (see "Market Timing/Excessive Trading" above). Shares may be redeemed from Accessor Funds any of the following ways:

o    BY MAIL. Redemption requests may be mailed to:
                           Accessor Funds, Inc.
                           Attn:  Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748.

o    BY FAX. Redemption requests may be faxed to Accessor Capital at
     (206) 224-4274.

o BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million among the Accessor Funds may request redemption of shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests, including personal identification requests and recording instructions given by telephone.

o REDEMPTION PROCEEDS. Upon receipt in writing and in good order of a request for redemption of shares, the Transfer Agent will transmit redemption proceeds as established in the account application form (the "redemption instructions of record"), either electronically to the shareholder's pre-authorized bank account or by check to the shareholder's address of record. The Transfer Agent may charge a $10.00 processing fee for each redemption check. No interest will accrue on uncashed checks. The Transfer Agent will not charge for redemptions made electronically. If your request is not in good order, you may have to provide additional information in order to redeem your shares. Shareholders may request that payment be made differently from their redemption instructions of record. Such requests must be in writing, signed by all shareholders of record and accompanied by a signature guarantee. Shareholders may also request that a redemption be made payable to someone other than the shareholder of record or be sent to an address other than the address of record. Such requests must be made in writing, be signed by all shareholders of record, and accompanied by a signature guarantee. Shares also may be redeemed through financial intermediaries from whom shares were purchased. Financial intermediaries may charge a fee for this service.

Large redemptions may disrupt the management and performance of the Funds. Each Fund reserves the right to delay delivery of your redemption proceeds -- up to seven days -- if the Fund determines that the redemption amount will disrupt its operation or performance. If you redeem more than $250,000 worth of a Fund's shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities, or market risk if you elect to hold them.

In the event of an emergency as determined by the Securities and Exchange Commission, Accessor Funds may suspend the right of redemption or postpone payments to shareholders. If the Board of Directors determines a redemption

--------------------------------------------------------------------------------
                                   accessor 54

================================================================================
                              REDEEMING FUND SHARES
--------------------------------------------------------------------------------
payment may harm the remaining shareholders of a Fund, the Fund may pay a redemption in whole or in part by a distribution in kind of securities from the Fund.

o SYSTEMATIC WITHDRAWAL PLAN. Shareholders may request an automatic, monthly, quarterly or annual redemption of shares under the Systematic Withdrawal Plan (minimum monthly amount is $500). Applications for this plan may be obtained from Accessor Funds and must be received by Accessor Funds at least ten calendar days before the first scheduled withdrawal date. Systematic Withdrawals may be discontinued at any time by a shareholder or Accessor Funds.

o LOW ACCOUNT BALANCES. Accessor Funds may redeem any account with a balance of less than $500 per Fund or less than $2,000 in aggregate across the Funds if the shareholder is not part of an Automatic Investment Plan. Shareholders will be notified in writing when they have a low balance and will have 60 days to purchase additional shares to increase the balance to the required minimum. Shares will not be redeemed if an account drops below the minimum due to market fluctuations.

--------------------------------------------------------------------------------
SIGNATURE GUARANTEES |
---------------------
A signature guarantee is designed to protect the shareholders and the Funds against fraudulent transactions by unauthorized persons. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency, or savings associations as defined by federal law. The Transfer Agent may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. A notary public stamp or seal is not a signature guarantee, and will not be accepted by the Fund. Accessor Capital at its discretion reserves the right to require a signature guarantee on any transaction request.

The Fund requires a guaranteed signature for the following:
o    Transfer of ownershio to another individual or organization.
o Requests that redemption proceeds be sent to a different name or address than is registered on the account.
o    Requests that fed-wire instructions be changed.
o    Requests for name changes.
o    Adding or removing a shareholder on an account.
o    Establishing or changing certain services after the account is open.

================================================================================
                           DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

o DIVIDENDS. Each Fund intends to distribute substantially all of its net income from dividends, interest and other income (less expenses) from investments to shareholders as dividends. The Fixed-Income Funds, Income Allocation Fund, Income & Growth Allocation Fund and Balanced Allocation Fund normally pay dividend distributions monthly. The Equity Funds, Growth & Income Allocation, Growth Allocation and Aggressive Growth Allocation Fund normally pay dividend distributions quarterly in March, June, September and December, with the exception of International Equity Fund, which normally pays dividend distributions annually in December.

o OTHER DISTRIBUTIONS. Each Fund intends to distribute substantially all of its net realized long-and short-term capital gains and net realized gains from foreign currency transactions (if any) to shareholders as capital gain distributions. Each Fund normally pays capital gain distributions annually in December, although a Fund may occasionally be required to make supplemental distributions during the year.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. All dividends and other distributions on Investor Class Shares of a Fund will be automatically reinvested in additional Investor Class Shares of that Fund unless a shareholder elects to receive them in cash. Shareholders that elect to receive their dividends in cash and request checks will be charged $10.00. Shareholders may alternatively choose to invest dividends or other distributions in Investor Class Shares of any other Fund. You may elect or change your dividend options either on your account application or by calling Accessor Funds at (800) 759-3504.
--------------------------------------------------------------------------------
                                   accessor 55

================================================================================
                             VALUATION OF SECURITIES
--------------------------------------------------------------------------------
The Funds generally value their securities using market quotations obtained from a pricing service. Equity securities (both domestic and international) listed and traded principally on a national securities exchange are typically valued on the basis of last sale price on such exchange on the day of valuation or, if no sale occurred on such day, at the closing bid price on the primary exchange on which the security is traded. Because foreign securities markets are open on different days from U.S. markets, there may be instances when the NAV of a Fund that invests in foreign securities changes on days when shareholders are not able to buy or sell shares. This primarily applies to the International Equity Fund; although not expected, each other Fund (except the U.S. Government Money
Fund) may purchase securities on foreign markets and thus may be subject to these NAV changes.

Fixed-income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) are generally valued on the basis of most recent sales price quotations obtained from dealers or pricing services. Short-term debt securities maturing in less than 60 days (including investments in the U.S. Government Money Fund) are valued using amortized cost, which approximates market value.

Over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and asked prices. Over-the-counter equity securities traded on the NASDAQ National Market and NASDAQ Small Cap Markets shall be based on the NASDAQ Official Price or, if believed to more accurately reflect the fair market value, the mean between the bid and the asked prices. All other over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and the asked prices.

An investment for which market quotations are not readily available is valued at its fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. If a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

================================================================================
                                    TAXATION
--------------------------------------------------------------------------------
A Fund will not be subject to federal income tax to the extent it distributes investment company taxable income and gain to shareholders in a timely manner. Dividends and other distributions that shareholders receive from a Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax and may also be subject to state and local tax. Generally, dividends and distributions of net short-term capital gains and gains from certain foreign currency transactions are taxable as ordinary income, while distributions of other gains are taxable as long-term capital gains (generally, at the rate of 20% for non-corporate shareholders). The rate of tax to a shareholder on distributions from a Fund of capital gains ordinarily depends on the length of time the Fund held the securities that generated the gain, not the length of time the shareholder owned his or her shares.

Certain dividends and other distributions declared by a Fund in October, November, or December of any year are taxable to shareholders as though received on December 31 of that year if paid to them during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

A redemption of a Fund's shares or an exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax.

The International Equity Fund receives dividends and interest on securities of foreign issuers that may be subject to withholding taxes by foreign governments, and gains from the disposition of those securities also may be subject thereto, which may reduce the Fund's total return. If the amount of taxes withheld by foreign governments is material, the Fund may elect to enable shareholders to claim a foreign tax credit regarding those taxes.

After the conclusion of each calendar year, shareholders will receive information regarding the taxability of dividends and other distributions paid by the Funds during the preceding year. The Funds are required to withhold and remit to the U.S. Treasury 30% of all dividends, capital gain distributions, and redemption proceeds payable to individuals

--------------------------------------------------------------------------------
                                   accessor 56

================================================================================
                                    TAXATION
--------------------------------------------------------------------------------
and certain other non-corporate shareholders who have not provided the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gains distributions payable to those shareholders who are otherwise subject to backup withholding.

THE FOREGOING IS ONLY A BRIEF SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THE FUNDS. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A FURTHER DISCUSSION. SHAREHOLDERS SHOULD CONSULT A TAX ADVISOR FOR FURTHER INFORMATION REGARDING THE FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES OF AN INVESTMENT IN INVESTOR CLASS SHARES.

================================================================================
                       SERVICE & DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

o DISTRIBUTION AND SERVICE PLAN. Accessor Funds has adopted a Distribution and Service Plan that allows the Investor Class Shares of the Funds to pay distribution fees and/or service fees to financial intermediaries for sales and distribution-related activities and/or providing non-distribution related shareholder services. The fees under the Distribution and Service Plan will not exceed 0.25% in the aggregate annually. Because 12b-1 fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

o ADMINISTRATIVE SERVICES PLAN. Accessor Funds has also adopted an Administrative Services Plan to allow the Investor Class Shares of the Funds to pay financial intermediaries for non-distribution related administrative services provided to shareholders. The administrative services fee will not exceed 0.25% annually.

o ACM ADMINISTRATIVE PLAN. Accessor Funds has also adopted an ACM Administrative Plan with respect to shares of the U.S. Government Money Fund. Pursuant to the ACM Administrative Plan, Accessor Funds will pay Accessor Capital for certain administrative, informational and support services to investors who may from time to time beneficially own U.S. Government Money Fund shares either directly or through omnibus accounts. The maximum annual amount payable to Accessor Capital is 0.25% of the average daily net assets of the shares of the U.S. Government Money Fund, provided, however, that the U.S. Government Money Fund shall not directly or indirectly pay any distribution or non-distribution related amounts for the Investor Class shares that will be allocated under the Accessor Funds' Distribution and Service Plan or any non-distribution related amounts for the Investor Class Shares that will be allocated under the Accessor Funds' Administrative Services Plan.

o DEFENSIVE DISTRIBUTION PLAN. The Funds have adopted a Defensive Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that Accessor Capital may use its management or administrative fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Fund shares and/or shareholder support services. Accessor Capital may pay significant amounts to intermediaries, such as banks, broker-dealers and other service provides, that provide those services. The Board of Directors has currently authorized such payments for the Funds.

================================================================================
                                 PRIVACY POLICY
--------------------------------------------------------------------------------
Accessor Funds has adopted a policy concerning investor privacy. To review the privacy policy, contact Accessor Funds at (800) 759-3504 or see the privacy policy that accompanies this prospectus. To avoid sending duplicate copies of materials to households, Accessor Funds will mail only one copy of each prospectus, annual and semi-annual report and annual notice of Accessor Fund's privacy policy to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings, called household, benefits Accessor Funds through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Transfer Agent at (800) 759-3504. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to shop householding.

--------------------------------------------------------------------------------
                                   accessor 57

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH FUND |
-------------
The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

------------------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES
FOR A SHARE OUTSTANDING                                     FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                         2003          2002        2001        2000        1999
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $ 16.84       $ 22.29     $ 26.45     $ 34.82     $ 28.82

 Net investment income (loss)1                0.005         (0.03)      (0.10)      (0.26)      (0.16)
 Net realized and unrealized gain (loss)
  on investments                               3.58         (5.42)      (4.06)      (8.09)       7.41
                                            ----------------------------------------------------------
Total from investment operations               3.58         (5.45)      (4.16)      (8.35)       7.25

 Distributions from net investment income     (0.00)(4)       -           -           -           -
 Distributions from capital gains               -             -           -         (0.02)      (1.24)
 Distributions in excess of capital gains       -             -           -           -         (0.01)
                                            ----------------------------------------------------------
Total distributions                           (0.00)(4)       -           -         (0.02)      (1.25)
                                            ----------------------------------------------------------

NET ASSET VALUE, END OF PERIOD              $ 20.42       $ 16.84     $ 22.29     $ 26.45     $ 34.82
======================================================================================================

TOTAL RETURN(2)                               21.28%       (24.45)%    (15.73)%    (23.99)%     25.23%
NET ASSETS, END OF PERIOD (IN THOUSANDS)    $ 3,319       $ 4,498     $30,830     $29,801     $44,479
 Ratio of expenses to average net assets3      1.32%         1.25%       1.34%       1.38%       1.47%
 Ratio of net investment income (loss) to
  average net assets                           0.00%        (0.13)%     (0.43)%     (0.78)%     (0.71)%
Portfolio turnover rate                       76.58%        66.00%      75.89%      89.32%      96.55%
------------------------------------------------------------------------------------------------------

(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.
(4)  Less than ($.005) per share.
================================================================================
                                   accessor 58

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
VALUE FUND |
------------
The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

---------------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES
FOR A SHARE OUTSTANDING                                   FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                         2003        2002        2001        2000        1999
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $ 13.64     $ 17.88     $ 20.61     $ 20.70     $ 21.04

 Net investment income (loss)(1)               0.09        0.07        0.06        0.15        0.07
 Net realized and unrealized gain (loss)
  on investments                               3.96       (4.22)      (2.05)       0.21        1.25
                                            -------------------------------------------------------
Total from investment operations               4.05       (4.15)      (1.99)       0.36        1.32

 Distributions from net investment income     (0.12)      (0.09)      (0.07)      (0.15)      (0.07)
 Distributions from capital gains               -           -         (0.50)      (0.30)      (1.59)
 Distributions in excess of capital gains       -           -         (0.17)        -           -
                                            -------------------------------------------------------
Total distributions                           (0.12)      (0.09)      (0.74)      (0.45)      (1.66)
                                            -------------------------------------------------------

NET ASSET VALUE, END OF PERIOD              $ 17.57     $ 13.64     $ 17.88     $ 20.61     $ 20.70
===================================================================================================

TOTAL RETURN(2)                               29.92%     (23.20)%     (9.94)%      1.88%       6.35%
NET ASSETS, END OF PERIOD (IN THOUSANDS)    $ 2,545     $ 2,740     $27,157     $23,494     $26,267
 Ratio of expenses to average net assets(3)    1.31%       1.35%       1.40%       1.29%       1.47%
 Ratio of net investment income to
  average net assets                           0.60%       0.46%       0.34%       0.75%       0.36%
Portfolio turnover rate                      118.86%     117.49%     173.17%     139.61%     167.70%
---------------------------------------------------------------------------------------------------


(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.
================================================================================
                                   accessor 59

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SMALL TO MID CAP FUND |
-----------------------
The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

-----------------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES
FOR A SHARE OUTSTANDING                                     FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                           2003        2002        2001        2000        1999
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $ 14.28     $ 16.80     $ 19.67     $ 27.16     $ 23.47

 Net investment income (loss)(1)                (0.04)      (0.08)      (0.07)      (0.22)      (0.12)
 Net realized and unrealized gain (loss)
  on investments                                 6.22       (2.44)      (2.80)      (4.48)       6.31
                                              -------------------------------------------------------
Total from investment operations                 6.18       (2.52)      (2.87)      (4.70)       6.19

 Distributions from net investment income         -           -           -           -           -
 Distributions from capital gains                 -           -           -         (2.35)      (2.50)
 Distribution in excess of net
  investment income                               -           -           -           -           -
 Distributions in excess of capital gains         -           -           -         (0.44)        -
                                              -------------------------------------------------------
Total distributions                               -           -           -         (2.79)      (2.50)
                                              -------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                $ 20.46     $ 14.28     $ 16.80     $ 19.67     $ 27.16
=====================================================================================================

TOTAL RETURN(2)                                 43.28%     (15.00)%    (14.59)%    (18.60)%     26.60%
NET ASSETS, END OF PERIOD (IN THOUSANDS)      $ 3,148     $ 3,157     $26,518     $29,934     $47,398
 Ratio of expenses to average net assets(3)      1.72%       1.52%       1.56%       1.72%       1.75%
 Ratio of net investment loss to
  average net assets                            (0.26)%     (0.53)%     (0.44)%     (0.89)%     (0.97)%
Portfolio turnover rate                         47.88%      44.59%      65.21%     141.73%     133.14%
------------------------------------------------------------------------------------------------------

(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.
================================================================================
                                   accessor 60

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND |
---------------------------
The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

----------------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES
FOR A SHARE OUTSTANDING                                    FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                           2003       2002        2001        2000        1999
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  9.43    $ 11.11     $ 14.85     $ 21.33     $ 16.85

 Net investment income (loss)(1)                 0.08       0.02       (0.04)      (0.09)      (0.08)
 Net realized and unrealized gain (loss)
  on investments                                 3.10      (1.70)      (3.70)      (5.01)       8.13
                                              ------------------------------------------------------
Total from investment operations                 3.18      (1.68)      (3.74)      (5.10)       8.05

 Distributions from net investment income         -          -           -           -           -
 Distributions from capital gains                 -          -           -         (1.36)      (3.57)
 Distributions in excess of capital gains         -          -           -         (0.02)        -
                                              ------------------------------------------------------
Total distributions                               -          -           -         (1.38)      (3.57)
                                              ------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                $ 12.61    $  9.43     $ 11.11     $ 14.85     $ 21.33
====================================================================================================

TOTAL RETURN(2)                                 33.72%    (15.12)%    (25.19)%    (24.92)%     48.23%
NET ASSETS, END OF PERIOD (IN THOUSANDS)      $ 1,272    $ 1,444     $25,190     $26,116     $38,647
 Ratio of expenses to average net assets(3)      1.83%      1.96%       1.96%       1.92%       1.87%
 Ratio of net investment income (loss) to
  average net assets                             0.76%      0.22%      (0.33)%     (0.51)%     (0.46)%
Portfolio turnover rate                         21.84%    107.71%     147.08%     166.49%     251.23%
----------------------------------------------------------------------------------------------------

(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.
================================================================================
                                   accessor 61

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND |
----------------------
The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES                                FOR FISCAL YEAR              FOR PERIOD
FOR A SHARE OUTSTANDING                                ENDED 12/31               ENDED 12/31
THROUGHOUT THE PERIOD                           2003       2002        2001        2000(3)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  9.86     $ 10.61     $ 11.10     $ 12.00

 Net investment income (loss)(1)                 0.83        0.84        1.00        0.70
 Net realized and unrealized gain (loss)
  on investments                                 1.40       (0.75)      (0.48)      (0.97)
                                              -----------------------------------------------
Total from investment operations                 2.23        0.09        0.52       (0.27)

 Distributions from net investment income       (0.91)      (0.84)      (1.01)      (0.63)
 Distributions from capital gains                 -           -           -           -
                                              -----------------------------------------------
Total distributions                             (0.91)      (0.84)      (1.01)      (0.63)
                                              -----------------------------------------------

NET ASSET VALUE, END OF PERIOD                $ 11.18     $  9.86     $ 10.61     $ 11.10
=============================================================================================

TOTAL RETURN(2)                                 23.60%       1.02%       4.66%      (2.30)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)      $   276     $ 1,157     $ 9,653     $ 9,600
 Ratio of expenses to average net assets(4)      1.44%       1.44%       1.42%       1.36%*
 Ratio of net investment income to
  average net assets                             8.51%       8.12%       8.93%       8.92%*
Portfolio turnover rate                        154.85%     108.29%      37.07%      11.92%
---------------------------------------------------------------------------------------------

(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class commenced operations on May 1, 2000.
(4) The effect of any custody credits on this ratio is less than 0.01%. *Annualized.
================================================================================
                                   accessor 62

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME FUND |
--------------------------------
The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

-----------------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES
FOR A SHARE OUTSTANDING                                     FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                           2003        2002        2001        2000        1999
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $ 12.45     $ 11.89     $ 11.67     $ 11.30     $ 12.47

 Net investment income (loss)(1)                 0.50        0.58        0.62        0.68        0.63
 Net realized and unrealized gain (loss)
  on investments                                 0.04        0.71        0.23        0.37       (1.12)
                                              --------------------------------------------------------
Total from investment operations                 0.54        1.29        0.85        1.05       (0.49)

 Distributions from net investment income       (0.50)      (0.58)      (0.63)      (0.68)      (0.63)
 Distributions from capital gains               (0.36)      (0.15)       0.00        0.00       (0.05)
                                              --------------------------------------------------------
Total distributions                             (0.86)      (0.73)      (0.63)      (0.68)      (0.68)
                                              --------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                $ 12.13     $ 12.45     $ 11.89     $ 11.67     $ 11.30
======================================================================================================

TOTAL RETURN(2)                                  4.41%      11.15%       7.46%       9.64%      (4.05)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)      $ 6,745     $ 7,575     $ 8,690     $ 8,826     $10,907
 Ratio of expenses to average net assets(3)      1.24%       1.16%       1.15%       1.16%       1.18%
 Ratio of net investment income to
  average net assets                             3.96%       4.77%       5.22%       5.96%       5.39%
Portfolio turnover rate                        105.58%      93.56%      61.25%      42.88%      60.40%
-----------------------------------------------------------------------------------------------------

(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.
================================================================================
                                   accessor 63

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SHORT-INTERMEDIATE FIXED-INCOME FUND |
--------------------------------------
The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

-----------------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES
FOR A SHARE OUTSTANDING                                          FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                           2003        2002        2001        2000        1999
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $ 12.34     $ 12.11     $ 11.98     $ 11.83     $ 12.33

 Net investment income (loss)(1)                 0.39        0.50        0.58        0.65        0.58
 Net realized and unrealized gain (loss)
  on investments                                (0.18)       0.23        0.15        0.15       (0.49)
                                              --------------------------------------------------------
Total from investment operations                 0.21        0.73        0.73        0.80        0.09

 Distributions from net investment income       (0.37)      (0.50)      (0.60)      (0.65)      (0.58)
 Distributions from capital gains                 -           -           -           -         (0.01)
                                              --------------------------------------------------------
Total distributions                             (0.37)      (0.50)      (0.60)      (0.65)      (0.59)
                                              --------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                $ 12.18     $ 12.34     $ 12.11     $ 11.98     $ 11.83
======================================================================================================

TOTAL RETURN(2)                                  1.74%       6.21%       6.15%       7.04%       0.70%
NET ASSETS, END OF PERIOD (IN THOUSANDS)      $ 6,968     $ 7,453     $ 7,754     $ 7,982     $10,439
 Ratio of expenses to average net assets(3)      1.11%       1.12%       1.18%       1.16%       1.20%
 Ratio of net investment income to
  average net assets                             3.15%       4.13%       4.77%       5.49%       4.82%
Portfolio turnover rate                         86.10%      50.96%      83.37%      54.48%      45.89%
-----------------------------------------------------------------------------------------------------

(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.
================================================================================
                                   accessor 64

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND |
--------------------------
The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

-----------------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES
FOR A SHARE OUTSTANDING                                     FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                           2003        2002        2001        2000        1999
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $ 13.05     $ 12.69     $ 12.52     $ 11.98     $ 12.59

 Net investment income (loss)(1)                 0.32        0.61        0.65        0.68        0.66
 Net realized and unrealized gain (loss)
  on investments                                (0.09)       0.33        0.22        0.54       (0.58)
                                              --------------------------------------------------------
Total from investment operations                 0.23        0.94        0.87        1.22        0.08

 Distributions from net investment income       (0.34)      (0.52)      (0.64)      (0.68)      (0.66)
 Distributions from capital gains               (0.25)      (0.06)      (0.06)        -         (0.03)
                                              --------------------------------------------------------
Total distributions                             (0.59)      (0.58)      (0.70)      (0.68)      (0.69)
                                              --------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                $ 12.69     $ 13.05     $ 12.69     $ 12.52     $ 11.98
=======================================================================================================

TOTAL RETURN(2)                                  1.80%       7.57%       7.14%      10.58%       0.69%
NET ASSETS, END OF PERIOD (IN THOUSANDS)      $ 1,362     $ 2,137     $17,481     $18,531     $26,802
 Ratio of expenses to average net assets(3)      1.32%       1.31%       1.37%       1.37%       1.39%
 Ratio of net investment income
  to average net assets                          2.45%       4.54%       5.12%       5.63%       5.41%
Portfolio turnover rate                        425.28%     294.60%     228.07%     263.34%     273.95%
-----------------------------------------------------------------------------------------------------

(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.
================================================================================
                                   accessor 65

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND |
----------------------------
The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

---------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES
FOR A SHARE OUTSTANDING                                  FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                         2003       2002        2001        2000       1999
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $  1.00    $  1.00     $  1.00     $  1.00     $  1.00

 Net investment income(1)                      0.00(3)    0.01        0.03        0.05        0.04
 Distributions from net investment income     (0.00)(3)  (0.01)      (0.03)      (0.05)      (0.04)
                                            -------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $  1.00    $  1.00     $  1.00     $  1.00     $  1.00
===================================================================================================

TOTAL RETURN(2)                                0.35%      0.94%       3.30%       5.47%       4.20%
NET ASSETS, END OF PERIOD (IN THOUSANDS)    $15,832    $20,228     $ 9,651     $ 7,746     $ 8,034
 Ratio of expenses to average net assets(4)    0.85%      0.97%       0.94%       0.95%       0.98%
 Ratio of net investment income to
  average net assets                           0.35%      0.88%       3.20%       5.35%       4.16%
---------------------------------------------------------------------------------------------------

(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Less than ($0.005) per share.
(4)  The effect of any custody credits on this ratio is less than 0.01%.
================================================================================
                                   accessor 66

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INCOME ALLOCATION FUND |
------------------------
The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

-----------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                     FOR FISCAL YEAR            FOR PERIOD
FOR A SHARE OUTSTANDING                                  YEAR ENDED 12/31           ENDED 12/31
THROUGHOUT THE PERIOD                              2003        2002        2001       2000(3)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $ 15.19     $ 15.09     $ 15.00     $ 15.00

 Net investment income (loss)(1)                    0.46        0.63        0.75         -
 Net realized and unrealized gain (loss)
  on investments                                    0.16        0.13        0.06         -
                                                 ----------------------------------------------
Total from investment operations                    0.62        0.76        0.81         -

 Distributions from net investment income          (0.45)      (0.62)      (0.72)        -
 Distributions from capital gains                  (0.07)      (0.03)      (0.00)        -
 Distributions in excess of capital gains            -           -           -           -
 Distributions from return of capital                -         (0.01)        -           -
                                                 ----------------------------------------------
Total distributions                                (0.52)      (0.66)      (0.72)        -
                                                 ----------------------------------------------

NET ASSET VALUE, END OF PERIOD                   $ 15.29     $ 15.19     $ 15.09     $ 15.00
===============================================================================================

TOTAL RETURN(2)                                     4.17%       5.16%       5.49%       0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)         $ 3,015     $ 2,840     $ 1,596     $   454
 Ratio of gross expenses to average net assets      0.79%       0.74%       1.67%       0.60%*
 Ratio of net expenses to average net assets        0.60%       0.60%       0.60%       0.60%*
 Ratio of net investment income (loss)
  (excluding expenses paid directly by
  the advisor) to average net assets                2.78%       4.05%       3.84%      (0.60)%*
 Ratio of net investment income (loss) to
  average net assets                                2.96%       4.18%       4.92%      (0.60)%*
Portfolio turnover rate                            52.48%      50.44%      38.76%       0.00%
-----------------------------------------------------------------------------------------------

(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Fund commenced operations on December 27, 2000.
* Annualized
================================================================================
                                   accessor 67

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INCOME & GROWTH ALLOCATION FUND |
---------------------------------
The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

---------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                     FOR FISCAL YEAR          FOR PERIOD
FOR A SHARE OUTSTANDING                                  YEAR ENDED 12/31         ENDED 12/31
THROUGHOUT THE PERIOD                              2003        2002        2001      2000(3)
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $ 13.48     $ 14.32     $ 15.00     $ 15.00

 Net investment income (loss)(1)                    0.33        0.41        0.54         -
 Net realized and unrealized gain (loss)
  on investments                                    1.40       (0.82)      (0.70)        -
                                                 --------------------------------------------
Total from investment operations                    1.73       (0.41)      (0.16)        -

 Distributions from net investment income          (0.32)      (0.40)      (0.49)        -
 Distributions from capital gains                  (0.06)      (0.03)      (0.03)        -
 Distributions in excess of capital gains            -           -           -           -
                                                 --------------------------------------------
Total distributions                                (0.38)      (0.43)      (0.52)        -
                                                 --------------------------------------------

NET ASSET VALUE, END OF PERIOD                   $ 14.83     $ 13.48     $ 14.32     $ 15.00
==============================================================================================

TOTAL RETURN(2)                                    13.00%      (2.92)%     (1.04)%      0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)         $ 3,818     $ 3,473     $ 3,808     $ 2,306
 Ratio of gross expenses to average net assets      0.80%       0.78%       1.26%       0.60%
 Ratio of net expenses to average net assets        0.60%       0.60%       0.60%       0.60%
 Ratio of net investment income (loss)
  (excluding expenses paid directly by
  the advisor) to average net assets                2.15%       2.82%       3.01%      (0.60)%*
 Ratio of net investment income (loss)
  to average net assets                             2.35%       3.00%       3.67%      (0.60)%*
Portfolio turnover rate                            26.08%      24.38%      22.19%       0.00%
---------------------------------------------------------------------------------------------

(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Fund commenced operations on December 27, 2000.
* Annualized
================================================================================
                                  accessor 68

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
BALANCED ALLOCATION FUND |
--------------------------
The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

----------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                     FOR FISCAL YEAR           FOR PERIOD
FOR A SHARE OUTSTANDING                                  YEAR ENDED 12/31          ENDED 12/31
THROUGHOUT THE PERIOD                              2003        2002        2001       2000(3)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $ 12.38     $ 13.85     $ 15.00     $ 15.00

 Net investment income (loss)(1)                    0.26        0.30        0.39         -
 Net realized and unrealized gain (loss)
  on investments                                    2.05       (1.46)      (1.16)        -
                                                 ---------------------------------------------
Total from investment operations                    2.31       (1.16)      (0.77)        -

 Distributions from net investment income          (0.27)      (0.29)      (0.33)        -
 Distributions from capital gains                  (0.03)      (0.02)      (0.05)        -
 Distributions in excess of capital gains            -           -          0.00         -
                                                 ---------------------------------------------
Total distributions                                (0.30)      (0.31)      (0.38)        -
                                                 ---------------------------------------------

NET ASSET VALUE, END OF PERIOD                   $ 14.39     $ 12.38     $ 13.85     $ 15.00
==============================================================================================

TOTAL RETURN(2)                                    18.86%      (8.40)      (5.07)       0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)         $ 6,994     $ 6,492     $ 6,536     $ 4,984
 Ratio of gross expenses to average net assets      0.73%       0.73%       0.90%       0.60%*
 Ratio of net expenses to average net assets        0.60%       0.60%       0.60%       0.60%*
 Ratio of net investment income (loss)
  (excluding expenses paid directly by the
  advisor) to average net assets                    1.83%       2.21%       2.48%      (0.60)%*
 Ratio of net investment income (loss) to
  average net assets                                1.96%       2.34%       2.78%      (0.60)%*
Portfolio turnover rate                            19.58%      21.72%      15.60%       0.00%
----------------------------------------------------------------------------------------------

(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Fund commenced operations on December 27, 2000.
* Annualized
================================================================================
                                   accessor 69

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH & INCOME ALLOCATION FUND |
---------------------------------
The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                     FOR FISCAL YEAR            FOR PERIOD
FOR A SHARE OUTSTANDING                                  YEAR ENDED 12/31           ENDED 12/31
THROUGHOUT THE PERIOD                              2003        2002        2001       2000(3)
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $ 11.86     $ 13.65     $ 15.02     $ 15.00

 Net investment income (loss)(1)                    0.21        0.25        0.33         -
 Net realized and unrealized gain (loss)
  on investments                                    2.31       (1.78)      (1.42)       0.02
                                                 -----------------------------------------------
Total from investment operations                    2.52       (1.53)      (1.09)       0.02

 Distributions from net investment income          (0.21)      (0.25)      (0.25)        -
 Distributions from capital gains                  (0.03)      (0.01)      (0.03)        -
 Distributions in excess of capital gains            -           -           -           -
                                                 -----------------------------------------------
Total distributions                                (0.24)      (0.26)      (0.28)        -
                                                 -----------------------------------------------

NET ASSET VALUE, END OF PERIOD                   $ 14.14     $ 11.86     $ 13.65     $ 15.02
================================================================================================

TOTAL RETURN(2)                                    21.41%     (11.29)%     (7.27)%     13.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)         $ 3,818     $ 3,081     $ 2,026     $    87
 Ratio of gross expenses to average net assets      0.73%       0.74%       0.94%       0.60%*
 Ratio of net expenses to average net assets        0.60%       0.60%       0.60%       0.60%*
 Ratio of net investment income (loss)
  (excluding expenses paid directly by
  the advisor) to average net assets                1.56%       1.85%       2.07%      (0.60)%*
 Ratio of net investment income to
  average net assets                                1.69%       1.99%       2.41%      (0.60)%*
Portfolio turnover rate                            19.56%      32.07%       6.44%       0.00%
------------------------------------------------------------------------------------------------

(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Fund commenced operations on December 27, 2000.
* Annualized
================================================================================
                                   accessor 70

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH ALLOCATION FUND |
------------------------
The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

-----------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                     FOR FISCAL YEAR            FOR PERIOD
FOR A SHARE OUTSTANDING                                 YEAR ENDED 12/31            ENDED 12/31
THROUGHOUT THE PERIOD                              2003        2002        2001       2000(3)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $ 10.80     $ 13.00     $ 15.00     $ 15.00

 Net investment income (loss)(1)                    0.14        0.13        0.16         -
 Net realized and unrealized gain (loss)
  on investments                                    2.82       (2.21)      (1.98)        -
                                                 ----------------------------------------------
Total from investment operations                    2.96       (2.08)      (1.82)        -

 Distributions from net investment income          (0.14)      (0.13)      (0.14)        -
 Distributions from capital gains                    -           -         (0.04)        -
 Distributions in excess of capital gains            -           -           -           -
                                                 ----------------------------------------------
Total distributions                                (0.14)      (0.13)      (0.18)        -
                                                 ----------------------------------------------

NET ASSET VALUE, END OF PERIOD                   $ 13.62     $ 10.80     $ 13.00     $ 15.00
===============================================================================================

TOTAL RETURN(2)                                    27.59%     (15.91)%    (12.13)%      0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)         $ 8,049     $ 7,080     $ 8,441     $ 7,463
 Ratio of gross expenses to average net assets      0.72%       0.72%       0.82%       0.60%*
 Ratio of net expenses to average net assets        0.60%       0.60%       0.60%       0.60%*
 Ratio of net investment income (loss)
  (excluding expenses paid directly by
  the advisor) to average net assets                1.09%       0.99%       1.02%      (0.60)%*
 Ratio of net investment income (loss) to
  average net assets                                1.21%       1.10%       1.24%      (0.60)%*
Portfolio turnover rate                            16.85%       9.59%      14.93%       0.00%
-----------------------------------------------------------------------------------------------

(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Fund commenced operations on December 27, 2000.
* Annualized
================================================================================
                                   accessor 71

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH ALLOCATION FUND |
-----------------------------------
The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

----------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                      FOR FISCAL YEAR          FOR PERIOD
FOR A SHARE OUTSTANDING                                   YEAR ENDED 12/31         ENDED 12/31
THROUGHOUT THE PERIOD                              2003        2002        2001      2000(3)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $  9.95     $ 12.51     $ 14.99     $ 15.00

 Net investment income (loss)(1)                   (0.01)      (0.02)      (0.04)        -
 Net realized and unrealized gain (loss)
  on investments                                    3.00       (2.53)      (2.37)      (0.01)
                                                 ---------------------------------------------
Total from investment operations                    2.99       (2.55)      (2.41)      (0.01)

 Distributions from net investment income            -           -           -           -
 Distributions from capital gains                    -         (0.01)      (0.04)        -
 Distributions in excess of capital gains            -           -         (0.03)        -
                                                 ---------------------------------------------
Total distributions                                  -         (0.01)      (0.07)        -
                                                 ---------------------------------------------

NET ASSET VALUE, END OF PERIOD                   $ 12.94     $  9.95     $ 12.51     $ 14.99
==============================================================================================

TOTAL RETURN(2)                                    30.15%     (20.41)%    (16.09)%     (0.07)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)         $ 8,059     $ 6,504     $ 8,476     $ 7,159
 Ratio of gross expenses to average net assets      0.75%       0.73%       0.89%       0.60%*
 Ratio of net expenses to average net assets        0.60%       0.60%       0.60%       0.60%*
 Ratio of net investment income (loss)
  (excluding expenses paid directly by the
  advisor) to average net assets                   (0.22)%     (0.34)%     (0.58)%     (0.60)%*
 Ratio of net investment loss to average
  net assets                                       (0.07)%     (0.21)%     (0.29)%     (0.60)%*
Portfolio turnover rate                             7.27%       8.11%      30.99%       0.00%
----------------------------------------------------------------------------------------------

(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Fund commenced operations on December 27, 2000.
* Annualized
================================================================================
                                   accessor 72

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------
The following information has been supplied by the respective preparer of the index or has been obtained from other publicly available information.

--------------------------------------------------------------------------------
STANDARD & POOR'S 500 INDEX* |
------------------------------
The purpose of the S&P 500 Index is to portray the pattern of common stock price movement. Construction of the index proceeds from industry groups to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the index does not comprise the 500 largest companies. The S&P membership currently consists of 438 NYSE, 60 NASDAQ and 2 AMEX traded companies.

Component stocks are chosen solely with the aim of achieving a distribution by broad industry groupings for market size, liquidity and with the aim of achieving a distribution by broad industry groupings that are representative of the U.S. economy. Each stock added to the index must represent a viable enterprise and must be representative of the industry group to which it is assigned. Its market price movements must in general be responsive to changes in industry affairs.

The formula adopted by Standard & Poor's is generally defined as a "base-weighted aggregative" expressed in relatives with the average value for the base period (1941-1943) equal to 10. Each component stock is weighted so that it will influence the index in proportion to its respective market importance. The most suitable weighting factor for this purpose is the number of shares outstanding, multiplied by its market price. This gives the current market value for that particular issue, and this market value determines the relative importance of the security.

Market values for individual stocks are added together to obtain their particular group market value. These group values are expressed as a relative, or index number, to the base period (1941-1943) market value. As the base period market value is relatively constant, the index number reflects only fluctuations in current market values.
--------------------------------------------------------------------------------
*"STANDARD & POOR'S," "S&P" AND "S&P 500" ARE TRADEMARKS OF STANDARD AND POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. THE GROWTH FUND AND VALUE FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S.
--------------------------------------------------------------------------------
S&P 500/BARRA GROWTH INDEX -- S&P 500/BARRA VALUE INDEX |
---------------------------------------------------------
BARRA, in collaboration with Standard and Poor's, has constructed the S&P 500/BARRA Growth Index (the "Growth Index") and S&P 500/BARRA Value Index (the "Value Index") to separate the S&P 500 into value stocks and growth stocks.

The Growth and Value Indices are constructed by dividing the stocks in the S&P 500 according to their price-to-book ratios. The Value Index contains firms with lower price-to-book ratios and has 50 percent of the capitalization of the S&P
500. The Growth Index contains the remaining members of the S&P 500. Each of the indices is capitalization-weighted and is rebalanced semiannually on January 1 and July 1 of each year.

Although the Value Index is created based on price-to-book ratios, the companies in the index generally have other characteristics associated with "value" stocks: low price-to-earnings ratios, high dividend yields, and low historical and predicted earnings growth. Because of these characteristics, the Value Index historically has had higher weights in the Energy, Utility, and Financial sectors than the S&P 500.

Companies in the Growth Index tend to have opposite characteristics from those in the Value Index: high earnings-to-price ratios, low dividend yields, and high earnings growth. Historically, the Growth Index has been more concentrated in Technology and Health Care than the S&P 500.

As of December 31, 2003, there were 162 companies in the Growth Index and 338 companies in the Value Index.
--------------------------------------------------------------------------------
                                  accessor 73

================================================================================
                                   APPENDIX A

--------------------------------------------------------------------------------
DOW JONES WILSHIRE 4500 COMPLETION INDEX* |
-------------------------------------------

The Dow Jones Wilshire 4500 Completion Index (an unmanaged index) is constructed from the Dow Jones Wilshire 5000 Composite Index ("Dow Jones Wilshire 5000"), and contains all stocks in the Dow Jones Wilshire 5000 except components of the S&P 500. The Dow Jones Wilshire 4500 Completion Index was created to allow investors who are using the S&P 500 already to track the remainder of the U.S. market. Two versions of the index are calculated: one weighted by full market capitalization and the other weighted by float-adjusted market capitalization. The full-market-cap version is intended as a "wealth" measure, representing the total dollar value of funds entering or leaving the U.S. equity markets. The float-adjusted version is meant to be a more realistic benchmark, because it reflects the shares of securities that are actually available to investors. The Small to Mid Cap Fund uses the float-adjusted Dow Jones Wilshire 4500 Completion Index as its benchmark index.

The Dow Jones Wilshire 5000 measures the performance of all U.S. headquartered equity securities with readily available price data. To be included in the index, a security must be the primary equity issue of a U.S. company. New issues must be traded on the New York Stock Exchange, American Stock Exchange or NASDAQ Stock Market; newly issued bulletin board stocks are not added to the index.

Originally called the Wilshire 5000 Total Market Index, the Dow Jones Wilshire 5000 was created in 1974 by the founder of Wilshire Associates to aid in performance measurement and was named for the nearly 5,000 stocks it contained at the time. The Wilshire 5000 Index was maintained by Wilshire Associates until April of 2004, when Wilshire and Dow Jones Indexes began cobranding it and other Wilshire indexes. As part of the agreement, Dow Jones Indexes assumed responsibility for calculating and maintaining the Dow Jones Wilshire 5000 Composite Index and the other indexes under the Dow Jones Wilshire umbrella.

-------------------------------------------------------------------------------
*"DOW JONES" AND "WILSHIRE" ARE REGISTERED TRADEMARKS OF DOW JONES OR WILSHIRE ASSOCIATES. THE SMALL TO MID CAP FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY DOW JONES OR WILSHIRE ASSOCIATES.

--------------------------------------------------------------------------------
MORGAN STANLEY CAPITAL INTERNATIONAL EAFE + EM INDEX* |
-------------------------------------------------------
The MSCI EAFE + EM Index is a market-capitalization-weighted index composed of companies representative of the market structure of 48 Developed and Emerging Market countries. The index is calculated without dividends or with gross dividends reinvested, in both U.S. dollars and local currencies.

The MSCI EAFE Index is a market-capitalization-weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The index is calculated without dividends, with net or with gross dividends reinvested, in both U.S. dollars and local currencies.

MSCI Emerging Markets ("EM") Index is a market-capitalization-weighted index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America and the Pacific Basin. The MSCI EM Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

The MSCI indices reflect stock market trends by representing the evolution of an unmanaged portfolio containing a broad selection of domestically listed companies. A dynamic optimization process which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles, and minimizing cross ownership is used to determine index constituents. Stock selection also takes into consideration the trading capabilities of foreigners in emerging market countries.

As of December 31, 2003, the MSCI + EM Index consisted of 1565 companies traded on stock markets in 48 countries. The weighting of the MSCI EAFE + EM Index by country was as follows:

Developed Markets: Australia 4.51%, Austria 0.20%, Belgium 0.94%, Denmark 0.68%, Finland 1.50%, France 8.69%, Germany 6.47%, Greece 0.41%, Hong Kong 1.86%, Ireland 0.66%, Italy 3.48%, Japan 19.22%, Luxembourg 0.09%, Netherlands 4.78%, New Zealand 0.21%, Norway 0.43%, Portugal 0.32%, Singapore 0.74%, Spain 3.31%, Sweden 2.40%, Switzerland 6.64%, United Kingdom 23.67%.

Emerging Markets: Argentina 0.04%, Brazil 0.93%, Chile 0.21%, China 0.37%, Colombia 0.01%, Czech Republic 0.05%, Egypt 0.00%, Hungary 0.10%, India 0.57%, Indonesia 0.15%, Israel 0.33%, Jordan 0.02%, Malaysia 0.46%, Mexico 0.65%,
Morocco 0.00%, Pakistan 0.02%, Peru 0.06%, Philippines 0.05%, Poland 0.13%, Russia 0.48%, South Africa 0.94%, South Korea 1.84%, Taiwan 1.23%, Thailand 0.32%, Turkey 0.17%, Venezuela 0.01%.

Unlike other broad-based indices, the number of stocks included in MSCI EAFE + EM Index is not fixed and may
--------------------------------------------------------------------------------
                                   accessor 74

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------
vary to enable the Index to continue to reflect the primary home markets of the constituent countries. Changes in the Index will be announced when made. MSCI EAFE + EM Index is a capitalization-weighted index calculated by Morgan Stanley Capital International based on the official closing prices for each stock in its primary local or home market. The base value of the MSCI EAFE + EM Index was equal to 100.0 on January 1, 1988. As of December 31, 2003, the value of the MSCI EAFE + EM Index was 234.513.
--------------------------------------------------------------------------------
*"EAFE" IS A REGISTERED TRADEMARK OF MORGAN STANLEY CAPITAL INTERNATIONAL. THE INTERNATIONAL EQUITY FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL. THIS INDEX WAS FORMERLY KNOWN AS THE MSCI EAFE + EMF INDEX.
--------------------------------------------------------------------------------
LEHMAN BROTHERS*                 |
GOVERNMENT/CREDIT INDEX          |
GOVERNMENT/CREDIT 1-5 YEAR INDEX |
U.S. CORPORATE HIGH YIELD INDEX  |
MORTGAGE-BACKED SECURITIES INDEX |
----------------------------------
The Lehman Brothers Government/Credit Indices include fixed-rate debt issues rated investment grade (Baa3) or higher by Moody's Investor Service ("Moody's"). For issues not rated by Moody's, the equivalent Standard & Poor's ("S&P") rating is used, and for those not rated by S&P, the equivalent Fitch Investors Service, Inc. rating is used. These indices also include fixed-rate debt securities issued by the U.S. Government, its agencies or instrumentalities, which are generally not rated but have an implied rating greater than AAA. All issues must have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for all others. Price, coupon and total return are reported for all sectors on a month-end to month-end basis. All returns are market value weighted inclusive of accrued interest.

The Lehman Brothers Government/Credit Index is made up of the Government and Credit Bond Indices.

The Government Bond Index is made up of the Treasury Bond Index (public obligations of the United States Treasury that have remaining maturities of more than one year, excluding flower bonds and foreign targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt or foreign debt guaranteed by the U.S. Government).

The Credit Bond Index includes publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are Yankee bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities or governmental agencies, or international agencies.

The Government/Credit 1-5 Year Index is composed of Agency and Treasury securities and corporate securities of the type referred to in the preceding paragraph, all with maturities of one to five years.

The U.S. Corporate High Yield Index covers the universe of fixed-rate, noninvestment grade debt issues rated Ba1 or lower by Moody's. If no Moody's rating is available, bonds must be rated BB+ or lower by S&P; and if no S&P rating is available, bonds must be rated below investment grade by Fitch Investor's Service. A small number of unrated bonds is included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly. All bonds included in the High Yield Index must be dollar-denominated and nonconvertable and have at least one year remaining to maturity and an outstanding par value of at least $100 million. Yankee and global bonds (SEC registered) or issuers in non-emerging countries are included as well as original issue zeros and step-up coupon structures.

The Mortgage-Backed Securities Index covers fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association
(FNMA).
--------------------------------------------------------------------------------
*THE INTERMEDIATE FIXED-INCOME FUND, THE SHORT-INTERMEDIATE FIXED-INCOME FUND, THE HIGH YIELD BOND FUND AND THE MORTGAGE-SECURITIES FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY LEHMAN BROTHERS.
--------------------------------------------------------------------------------
                                   accessor 75

SHAREHOLDER REPORTS. Accessor Funds publishes Annual and Semi-Annual Reports, which contain information about each Fund's recent performance, including:

o Management's discussion about recent market conditions, economic trends and Fund strategies that affected their performance over the recent period

o    Fund performance data and financial statements

o    Fund holdings.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more detailed information about Accessor Funds and each Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus.

For  shareholder  inquiries or for free copies of Accessor Funds' Annual Report,
Semi-Annual   Report,   SAI,  and  other  information   contact  your  financial
intermediary or:

         ACCESSOR CAPITAL MANAGEMENT LP
         1420 Fifth Avenue, Suite 3600
         Seattle, Washington 98101
         800-759-3504
         206-224-7420
         web site:  www.accessor.com
                    ----------------

         SECURITIES AND EXCHANGE COMMISSION
         Washington, DC  20549-0102
         Public Reference Section (202) 942-8090 (for inquiries regarding hours of operation only)
         e-mail:  publicinfo@sec.gov
         web site:  www.sec.gov
                    -----------

You may obtain copies of documents from the SEC, upon payment of duplicating fees, or view documents at the SEC's Public Reference Room in Washington, D.C. The SAI and other information about Accessor Funds is available on the EDGAR database on the SEC's website at www.sec.gov.
                                 -----------

Accessor(R) is a registered trademark of Accessor Capital Management LP.

SEC file number: 811-06337.


                                   accessor 76

--------------------------------------------------------------------------------

                   ACCESSOR FUNDS, INC. * A & C CLASS SHARES
--------------------------------------------------------------------------------

                                   PROSPECTUS
--------------------------------------------------------------------------------


           [LOGO] ACCESSOR                             APRIL 29, 2004
                  ------                         Revised February 22, 2005


--------------------------------------------------------------------------------

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

  NOT FDIC INSURED                 NO BANK GUARANTEE         MAY LOSE VALUE

--------------------------------------------------------------------------------







                                   accessor 1

================================================================================
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


THE FUNDS
   Growth Fund Details and Performance........................................4
   Value Fund Details and Performance.........................................6
   Small to Mid Cap Fund Details and Performance..............................8
   International Equity Fund Details and Performance.........................10
   High Yield Bond Fund Details and Performance..............................12
   Intermediate Fixed-Income Fund Details and Performance....................14
   Short-Intermediate Fixed-Income Fund Details and Performance..............16
   Mortgage Securities Fund Details and Performance..........................18
   U.S. Government Money Fund Details and Performance........................20
   Income Allocation Fund Details and Performance............................22
   Income & Growth Allocation Fund Details and Performance...................24
   Balanced Allocation Fund Details and Performance..........................26
   Growth & Income Allocation Fund Details and Performance...................28
   Growth Allocation Fund Details and Performance............................30
   Aggressive Growth Allocation Fund Details and Performance.................32
   Fund Expenses.............................................................34
   Securities and Risks......................................................38
   Management, Organization and Capital Structure............................44
   A and C Class Shares General..............................................52

SHAREHOLDER INFORMATION
   Purchasing Fund Shares....................................................57
   Exchanging Fund Shares....................................................60
   Redeeming Fund Shares.....................................................61
   Dividends and Distributions...............................................63
   Valuation of Securities...................................................63
   Taxation..................................................................64
   Privacy Policy............................................................65
   Financial Highlights......................................................66

APPENDIX A
   Description of Fund Indices...............................................87








--------------------------------------------------------------------------------
                                   accessor 2

================================================================================
                               THE ACCESSOR FUNDS
--------------------------------------------------------------------------------


o A family of 16 mutual funds, each with four classes of shares, and one with five classes of shares. This Prospectus describes the A Class and C Class Shares of 15 of the Funds, which are divided into nine "Underlying Funds" and six "Allocation Funds," each a "Fund" and collectively the "Funds" as listed below:


     UNDERLYING EQUITY FUNDS:             UNDERLYING FIXED-INCOME FUNDS:
       Growth Fund                          High Yield Bond Fund
       Value Fund                           Intermediate Fixed-Income Fund
       Small to Mid Cap Fund                Short-Intermediate Fixed-Income Fund
       International Equity Fund            Mortgage Securities Fund
                                            U.S.  Government Money Fund

     ALLOCATION FUNDS:                    ALLOCATION FUNDS:
       Income Allocation Fund               Growth & Income Allocation Fund
       Income & Growth Allocation Fund      Growth Allocation Fund
       Balanced Allocation Fund             Aggressive Growth Allocation Fund


For information about the other classes of Accessor Funds, please request the current Accessor Funds Prospectuses.

o  A variety of equity, fixed-income and balanced mutual funds.
o When used together, designed to help investors realize the benefits of asset allocation and diversification.
o  Managed  and  administered  by  Accessor  Capital  Management  LP  ("Accessor
   Capital").
o The Underlying Funds are sub-advised by money managers ("Money Managers") who are selected and supervised by Accessor Capital (other than the U.S. Government Money Fund, which is advised directly by Accessor Capital).

Each of the Accessor Allocation Funds is a "fund of funds" and shares the same investment approach. Each Allocation Fund seeks to maintain a mix of asset classes within an established range ("target"), and each invests in a combination of the Advisor Class Shares of the Underlying Funds, which represent specific market segments. The Allocation Funds are designed to help investors realize the benefits of asset allocation and diversification. Each Allocation Fund pursues a different investment goal by investing in different combinations of the Underlying Funds, which are described below. You may choose to invest in any of the Allocation Funds based on your investment goals, investment time horizons, personal risk tolerances, and financial circumstances. Each Allocation Fund's performance will reflect the performance of different asset classes or different segments within an asset class. By investing in a combination of mutual funds, the Allocation Funds can offer additional diversification within a single investment.

Each Allocation Fund seeks to maintain broad exposure to several markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments that are rising. The level of diversification the Allocation Funds obtain from being invested in a number of Underlying Funds may reduce the risk associated with an investment in a single Underlying Fund. This risk may be further reduced because each Underlying Fund's investments are also spread over a range of issuers, industries and, in the case of the International Equity Fund, countries. For more details regarding the principal risks of the Allocation Funds based on the principal risks of the Underlying Funds, please see "Summary of Principal Risks" on page 40.

================================================================================

DIVERSIFICATION is the spreading of risk among a group of investment assets. Within a portfolio of investments, it means reducing the risk of any individual security by holding securities of a variety of companies. In a broader context, diversification means investing among a variety of security types to reduce the importance of any one type or class of security.

ASSET ALLOCATION is a logical extension of the principle of diversification. It is a method of mixing different types of investments (for example, stocks and bonds) in an effort to enhance returns and reduce risks.

                                      * * *

              DIVERSIFICATION AND ASSET ALLOCATION DO NOT, HOWEVER,
                         GUARANTEE INVESTMENT RESULTS.

--------------------------------------------------------------------------------
                                   accessor 3

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                               GROWTH FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Growth Fund seeks capital growth.

PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of such issuers. The Fund invests primarily in stocks of companies that |-------------------------------------
Enhanced  Investment   Technologies  LLC  |            SPECIAL NOTE
("INTECH"),  the Fund's  Money  Manager,  |-------------------------------------
believes will outperform peer companies, |Accessor Funds' domestic equity funds while maintaining an overall risk level |are designed so that investments in similar to that of the Fund's benchmark, |companies as represented by the S&P the S&P 500 BARRA/Growth Index. To help |500 Index could be approximated by control risk, the Money Manager compares |equal investments in the Accessor the Fund's economic sector weightings to |Growth Fund and Accessor Value Fund. a broad index of primarily large |The Accessor Small to Mid Cap Fund capitalization companies, such as the |is primarily designed to invest in
S&P 500 Index, and normally avoids |domestic stocks outside the S&P 500 extreme overweighting or underweighting |Index. As of March 31, 2004, the relative to that index. The Money |market capitalization of the S&P 500 Manager attempts to exceed the |Index ranged from $928 million for performance of its benchmark over a |the smallest company to $313 billion
cycle  of  five  years,   by   investing  |for   the   largest   company.    The
primarily in stock of companies that are  |weighted average market value of  the
expected to experience higher than |Index was $21.8 billion, which may average growth of earnings or higher |vary from month to month. Neither than average capital appreciation. The |the Growth Fund nor the Value Fund Fund may also engage in various |currently have a specific target
portfolio   strategies   (for   example,  |market  capitalization range, however
futures or options) to reduce certain |the Money Managers generally limit risks of its investments and may thereby |investments to companies in the S&P enhance income, but not for speculation. |500 Index.
The  Fund   pursues  its   objective  by  --------------------------------------
applying a mathematical portfolio management process to construct an investment portfolio from the universe of common stocks within its benchmark index. The mathematical process uses the natural tendency of stock prices to vary over time (volatility) in determining the selection of securities and their weightings in the Fund's holdings. INTECH pursues its objective by identifying stocks with higher average volatility than the Growth Fund's benchmark index and combining those stocks in a manner that INTECH believes does not increase the overall portfolio volatility above that of the benchmark index. INTECH seeks to select stocks with higher average volatility than the benchmark index by reviewing historical stock prices and estimating future volatility. More volatile stocks may tend to reside on the smaller cap end of the index. INTECH approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 38.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory , market or economic developments.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 4

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                             GROWTH FUND PERFORMANCE
--------------------------------------------------------------------------------

The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class Shares for one year. Sales loads are not reflected in the chart; if they were returns would have been lower. The table compares the Fund's average annual total returns to those of a market index over time. These returns include the Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. The historical performance of the Fund's Investor Class Shares, which are not offered in this prospectus, is used to calculate the performance shown in the table for A Class Shares. Since A Class Shares have less than one calendar year of performance, past performance information is not available for that class as of the date of this prospectus. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The Average Annual Total Return figures shown have been adjusted to reflect differences in distribution fees. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on March 1, 2004. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.

--------------------------------------------------------------------------------
                      GROWTH FUND ANNUAL RETURNS - C CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                           YEAR-TO-DATE
AS OF 12/31 EACH YEAR                                                1.50%
                                                                 AS OF 3/31/04
20.72                                                           --------------
------                                                            BEST QUARTER
 03                                                                  9.48%
                                                                   4TH QTR 2003
                                                                 --------------
                                                                 WORST QUARTER
                                                                     -0.47%
                                                                  1ST QTR 2003
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                           INCEPTION                                SINCE
FOR THE PERIODS ENDED 12/31/03                                                DATE       1 YEAR        5 YEARS    INCEPTION
---------------------------------------------------------------------------------------------------------------------------
A CLASS RETURNS BEFORE TAXES*                                                7/1/98       14.46%        -6.88%       -3.75%
A CLASS RETURNS AFTER TAXES ON DISTRIBUTIONS*                                7/1/98       14.45%        -7.02%       -4.18%
A CLASS RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES*          7/1/98        7.43%        -5.89%       -3.39%
C CLASS RETURNS BEFORE TAXES                                                12/30/02      20.72%          n/a        20.31%
C CLASS RETURNS AFTER TAXES ON DISTRIBUTIONS                                12/30/02      20.71%          n/a        20.30%
C CLASS  RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES         12/30/02      13.48%          n/a        17.26%
S&P 500/BARRA Growth Index(1)                                                             25.66%        -3.49%       -0.60%


*BASED ON INVESTOR CLASS PERFORMANCE, ADJUSTED TO REFLECT ANY CLASS SPECIFIC SALES CHARGE AND DIFFERENCE IN DISTRIBUTION FEES.
INDEX MEASURED FROM 6/30/98 (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
(1) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY. THE S&P 500/BARRA GROWTH INDEX IS AN UNMANAGED INDEX OF GROWTH STOCKS IN THE S&P 500. LARGE CAPITALIZATION GROWTH STOCKS ARE THE STOCKS WITHIN THE S&P 500 THAT GENERALLY HAVE HIGH EXPECTED EARNINGS GROWTH AND HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS.
================================================================================
                                   accessor 5

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                               VALUE FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Value Fund seeks capital growth.

PRINCIPAL INVESTMENT STRATEGIES The Fund seeks  to  achieve  its  objective   by
investing   principally  in common and preferred stocks, convertible securities,
and rights  and  warrants  of  companies  |------------------------------------
whose stocks have lower price  multiples  |SPECIAL   NOTE:    Accessor   Funds'
(either   price/earnings  or  price/book  |domestic  equity  funds are designed
value) than others in their industries; |so that investments in companies as or which, in the opinion of the Money |represented by the S&P 500 Index
Manager,  have  improving   fundamentals  |could  be   approximated   by  equal
(such  as   growth   of   earnings   and  |investments  in the Accessor  Growth
dividends).  The Fund  seeks  to  invest  |Fund and  Accessor  Value Fund.  The
primarily  in stocks of  companies  that  |Accessor  Small  to Mid Cap  Fund is
Wellington   Management   Company,   LLP  |primarily   designed  to  invest  in
("Wellington Management"), the Fund's |domestic stocks outside the S&P 500 Money Manager, believes are undervalued. |Index. As of March 31, 2004, the To help control risk, the Money Manager |market capitalization of the S&P 500
compares  the  Fund's   economic  sector  |Index  ranged from $928  million for
weightings to a broad index of primarily  |the smallest company to $313 billion
large capitalization  companies, such as  |for   the   largest   company.   The
those in the S&P 500 Index, and normally  |weighted average market value of the
avoids    extreme    overweighting    or  |Index was $21.8  billion,  which may
underweighting relative to that index. |vary from month to month. Neither Wellington Management attempts to exceed |the Growth Fund nor the Value Fund the performance of the Fund's benchmark, |currently have a specific target the S&P 500/BARRA Value Index, over a |market capitalization range, however cycle of five years. The Fund may also |the Money Managers generally limit engage in various portfolio strategies |investments to companies in the S&P (for example, options) to reduce certain |500 Index.
risks of its  investments and to enhance  -------------------------------------
income, but not for speculation.

Wellington Management uses a disciplined structured investment approach and quantitative analytical techniques designed to identify stocks that Wellington Management believes have the highest probability of outperforming their peers coupled with a portfolio construction process designed to keep the overall portfolio risk characteristics similar to that of the benchmark. Wellington Management focuses on companies that may be temporarily out of favor or whose earnings or assets may not be fully reflected in their stock prices. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by economic sectors, geographic region, industry or other criteria appropriate to meet the Fund's objective. Securities are sold when the Money Manager believes that the investment has achieved its intended purpose, when upside potential is considered limited, or when more attractive opportunities are available.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 38.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o    Stock Market Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory , market or economic developments.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 6

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                             VALUE FUND PERFORMANCE
--------------------------------------------------------------------------------

The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class Shares for one year. Sales loads are not reflected in the chart; if they were returns would have been lower. The table compares the Fund's average annual total returns to those of a market index over time. These returns include the Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. The historical performance of the Fund's Investor Class Shares, which are not offered in this prospectus, is used to calculate the performance shown in the table for A Class Shares. Since A Class Shares have less than one calendar year of performance, past performance information is not available for that class as of the date of this prospectus. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The Average Annual Total Return figures shown have been adjusted to reflect differences in distribution fees. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on January 10, 2001. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.

--------------------------------------------------------------------------------
                       VALUE FUND ANNUAL RETURNS - C CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                           YEAR-TO-DATE
AS OF 12/31 EACH YEAR                                                 2.69%
                                                                 AS OF 3/31/04
29.20                                                           --------------
------                                                            BEST QUARTER
 03                                                                  17.18%
                                                                  2ND QTR 2003
                                                                 --------------
                                                                 WORST QUARTER
                                                                     -5.28%
                                                                  1ST QTR 2003
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                     INCEPTION                               SINCE
FOR THE PERIODS ENDED 12/31/03                                          DATE        1 YEAR       5 YEARS    INCEPTION
---------------------------------------------------------------------------------------------------------------------
A CLASS RETURNS BEFORE TAXES*                                           7/1/98      22.60%        -1.54%       -1.74%
A CLASS RETURNS AFTER TAXES ON DISTRIBUTIONS*                           7/1/98      22.46%        -2.40%       -2.88%
A CLASS RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES*     7/1/98      12.88%        -1.86%       -2.11%
C CLASS RETURNS BEFORE TAXES                                           12/30/02     29.20%          n/a        29.49%
C CLASS RETURNS AFTER TAXES ON DISTRIBUTIONS                           12/30/02     29.17%          n/a        29.46%
C CLASS  RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES    12/30/02     19.02%          n/a        25.07%
S&P 500/BARRA VALUE INDEX(1)                                                        31.79%         1.95%        2.19%

*BASED ON INVESTOR CLASS PERFORMANCE, ADJUSTED TO REFLECT ANY CLASS SPECIFIC SALES CHARGE AND DIFFERENCE IN DISTRIBUTION FEES.
INDEX MEASURED FROM 6/30/98 (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------
(1) THE S&P 500/BARRA VALUE INDEX IS AN UNMANAGED INDEX OF VALUE STOCKS IN THE S&P 500. LARGE CAPITALIZATION VALUE STOCKS ARE THE STOCKS WITHIN THE S&P 500 THAT GENERALLY ARE PRICED BELOW THE MARKET AVERAGE BASED ON EARNINGS AND LOWER THAN AVERAGE PRICE-TO-BOOK RATIOS.
================================================================================
                                   accessor 7

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                          SMALL TO MID CAP FUND DETAILS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE The Small to Mid Cap Fund seeks capital growth.


PRINCIPAL  INVESTMENT  STRATEGIES  The Fund seeks to achieve  its  objective  by investing at least 80% of its assets in stocks of small and medium capitalization issuers. This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change. Generally, small capitalization issuers ---------------------------------------
have a capitalization of $1 billion or |SPECIAL NOTE: As of November 30, 2004, less at the time of investment and |the market capitalization of the Dow
medium capitalization issuers have a |Jones Wilshire 4500 Completion Index capitalization ranging from $1 billion |ranged from under $1 million for the to $10 billion at the time of |smallest company to $86.2 billion for investment. In addition, the Fund will |the largest company. The weighted seek to maintain an average market |average market value of the Index was capitalization similar to and will |$7.3 billion, which may vary from
attempt  to  have  a  roughly   similar  |month to month.
distribution   of   stocks   by  market  ---------------------------------------
capitalization as the Fund's benchmark, the Dow Jones Wilshire 4500 Completion* Index. The Fund invests principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of such issuers. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by economic sectors, geographic region, industry or other criteria appropriate to meet the Fund's objective. The Fund may also engage in various portfolio strategies (for example, options or futures) to reduce certain risks of its investments and may thereby enhance income, but not for speculation.

SSgA Funds Management, Inc. ("SSgA"), the Fund's Money Manager, uses a multifactor stock evaluation model to help it identify stocks within each industry that SSgA believes has the best growth potential. SSgA's sophisticated model takes into account transaction costs and the complex risk characteristics of the portfolio relative to the index. The Money Manager attempts to exceed the performance of the Fund's benchmark, the Dow Jones Wilshire 4500 Completion Index over a cycle of five years by investing primarily in stocks of companies that are expected to experience higher than average growth of earnings or higher than average capital appreciation.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 38.


o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o Smaller Company Risk. Securities of small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory , market or economic developments.



* EFFECTIVE OCTOBER 1, 2004 THE BENCHMARK INDEX WAS CHANGED FROM THE DOW JONES WILSHIRE 4500 COMPLETION INDEX (FULL MARKET CAPITALIZATION) TO THE DOW JONES COMPLETION INDEX (FLOAT ADJUSTED). THE NEW BENCHMARK REFLECTS JUST THOSE SHARES OF A SECURITY THAT ARE AVAILABLE FOR PUBLIC TRADING.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 8

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                        SMALL TO MID CAP FUND PERFORMANCE
--------------------------------------------------------------------------------

The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class Shares for one year. Sales loads are not reflected in the chart; if they were returns would have been lower. The table compares the Fund's average annual total returns to those of a market index over time. These returns include the Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. The historical performance of the Fund's Investor Class Shares, which are not offered in this prospectus, is used to calculate the performance shown in the table for A Class Shares. Since A Class Shares have less than one calendar year of performance, past performance information is not available for that class as of the date of this prospectus. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The Average Annual Total Return figures shown have been adjusted to reflect differences in distribution fees. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on June 1, 2001. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.
--------------------------------------------------------------------------------
                 SMALL TO MID CAP FUND ANNUAL RETURNS - C CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                           YEAR-TO-DATE
AS OF 12/31 EACH YEAR                                                 5.09%
                                                                 AS OF 3/31/04
42.54                                                           --------------
------                                                            BEST QUARTER
 03                                                                  20.94%
                                                                  2ND QTR 2003
                                                                 --------------
                                                                 WORST QUARTER
                                                                     -4.31%
                                                                  1ST QTR 2003

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                            INCEPTION                                SINCE
FOR THE PERIODS ENDED 12/31/03                                DATE        1 YEAR        5 YEARS    INCEPTION
--------------------------------------------------------------------------------------------------------------------
A CLASS RETURNS BEFORE TAXES*                                         6/24/98      35.19%         0.35%        0.78%
A CLASS RETURNS AFTER TAXES ON DISTRIBUTIONS*                         6/24/98      35.19%        -1.00%       -0.80%
A CLASS RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES*   6/24/98      20.91%        -0.56%       -0.28%
C CLASS RETURNS BEFORE TAXES                                         12/30/02      42.54%          n/a        42.99%
C CLASS RETURNS AFTER TAXES ON DISTRIBUTIONS                         12/30/02      42.54%          n/a        42.99%
C CLASS  RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES  12/30/02      27.65%          n/a        36.54%
WILSHIRE 4500 INDEX(1)                                                             43.84%         4.12%        3.60%

*BASED ON INVESTOR  CLASS  PERFORMANCE,  ADJUSTED TO REFLECT ANY CLASS  SPECIFIC SALES CHARGE AND DIFFERENCE IN DISTRIBUTION FEES.
INDEX MEASURED FROM 6/30/98 (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------

(1) THE WILSHIRE 4500 INDEX IS AN UNMANAGED INDEX OF STOCKS OF MEDIUM AND SMALL CAPITALIZATION COMPANIES NOT IN THE S&P 500. THE NAME OF THE WILSHIRE 4500 INDEX WAS CHANGED IN MAY 2004 TO THE DOW JONES WILSHIRE 4500 COMPLETION INDEX.

================================================================================
                                   accessor 9

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                        INTERNATIONAL EQUITY FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The International Equity Fund seeks capital growth.

PRINCIPAL INVESTMENT STRATEGIES Under normal conditions, the Fund will invest at least 80% of its assets in equity securities, including common stocks, preferred stocks, convertible securities, warrants and American Depository Receipts ("ADRs"). Normally, the Fund will primarily invest in the stocks of companies domiciled in Europe (including, but not limited to, France, Germany, Italy, the Netherlands, Spain, Scandinavia, Switzerland and the United Kingdom) and the Far East (including Hong Kong, Japan, Singapore, and Malaysia), Australia, Canada, emerging markets and other countries or areas that the Fund's Money Manager may select from time to time. This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund normally intends to maintain investments in at least three different countries outside the United States. The Fund may invest a substantial part of its assets in just one country. The Fund is intended to provide investors with exposure to a broad spectrum of international equity securities. Therefore, the Fund may invest in companies that are in developed countries, as well as companies in countries or economies generally considered to be emerging or developing markets by the World Bank, the International Finance Corporation, the United Nations or its authorities. The Fund may invest in companies that exhibit growth characteristics as well as those that might be considered good values, and these companies may vary in size from small to very large. The Fund may also engage in various portfolio strategies (for example, options or futures) to reduce certain risks of its investments and may thereby enhance income, but not for speculation.

J.P. Morgan Fleming Asset Management (London) Limited ("JPMorgan Fleming"), the Fund's Money Manager, uses an investment process designed to capture strong stock picking skills of the manager's regional investment teams. Stock selection is expected to be the main driver of returns. Although the process of security selection will vary across different geographic regions and industries, reflecting differences in local market conditions, the overall process retains a number of strong common themes. These may be summarized as: an emphasis on `bottom-up' security selection driven by fundamental research and analysis and extensive direct contact with company management. A team of experienced portfolio constructors, using disciplined portfolio construction and formal risk control, attempts to outperform the Fund's benchmark, the Morgan Stanley Capital International ("MSCI") EAFE+EM(R) Index. See Appendix A for a list of countries included in the MSCI EAFE+EM Index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 38.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o Smaller Company Risk. Securities of small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory , market or economic developments.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 10

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                      INTERNATIONAL EQUITY FUND PERFORMANCE
--------------------------------------------------------------------------------

The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class Shares for one year. Sales loads are not reflected in the chart; if they were returns would have been lower. The table compares the Fund's average annual total returns to those of a market index over time. These returns include the Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. The historical performance of the Fund's Investor Class Shares, which are not offered in this prospectus, is used to calculate the performance shown in the table for A Class Shares. Since A Class Shares have less than one calendar year of performance, past performance information is not available for that class as of the date of this prospectus. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The Average Annual Total Return figures shown have been adjusted to reflect differences in distribution fees. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on January 7, 2002. The chart and table reflect results achieved by the previous Money Managers prior to that date.
--------------------------------------------------------------------------------
               INTERNATIONAL EQUITY FUND ANNUAL RETURNS - C CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                           YEAR-TO-DATE
AS OF 12/31 EACH YEAR                                                 3.43%
                                                                 AS OF 3/31/04
33.09                                                           --------------
------                                                            BEST QUARTER
 03                                                                  20.77%
                                                                  2ND QTR 2003
                                                                 --------------
                                                                 WORST QUARTER
                                                                    -10.58%
                                                                  1ST QTR 2003
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                                SINCE
FOR THE PERIODS ENDED 12/31/03                                          DATE        1 YEAR        5 YEARS    INCEPTION
----------------------------------------------------------------------------------------------------------------------
A CLASS RETURNS BEFORE TAXES*                                           7/6/98      26.18%        -2.13%       -2.81%
A CLASS RETURNS AFTER TAXES ON DISTRIBUTIONS*                           7/6/98      26.18%        -3.45%       -4.08%
A CLASS RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES*     7/6/98      15.06%        -2.40%       -2.96%
C CLASS RETURNS BEFORE TAXES                                           12/30/02     33.09%          n/a        34.38%
C CLASS RETURNS AFTER TAXES ON DISTRIBUTIONS                           12/30/02     33.09%          n/a        34.38%
C CLASS  RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES    12/30/02     21.51%          n/a        29.22%
MSCI EAFE+EM Index(1)                                                               40.71%         1.15%        1.55%

*BASED ON INVESTOR  CLASS  PERFORMANCE,  ADJUSTED TO REFLECT ANY CLASS  SPECIFIC SALES CHARGE AND DIFFERENCE IN DISTRIBUTION FEES.
INDEX MEASURED FROM 6/30/98 (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------
(1) THE MSCI EAFE + EM INDEX IS AN UNMANAGED INDEX OF 47 DEVELOPED (EXCLUDING THE UNITED STATES AND CANADA) AND EMERGING MARKET COUNTRIES, INCLUDING JAPAN, THE UNITED KINGDOM, GERMANY AND FRANCE.
================================================================================
                                  accessor 11

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                          HIGH YIELD BOND FUND DETAILS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE The High Yield Bond Fund seeks high current income.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests in debt securities, which include corporate bonds. Under normal conditions, the Fund will invest at least 80% of its assets in lower-rated, high-yield corporate bonds commonly referred
to as "junk  bonds." This policy may not   ------------------------------------
be materially revised unless Fund |DURATION: one of the fundamental shareholders are notified at least 60 |tools used by money managers in days in advance of the proposed change. |security selection, is a measure of High yield debt securities are those |the price sensitivity of a debt
rated lower than BBB by Standard & |security or a portfolio of debt Poor's Corporation ("S&P") or lower than |securities to relative changes in Baa by Moody's Investors Services, Inc. |interest rates. For instance, a
("Moody's"),   or   unrated   securities   |duration  of  "three"  means  that a
judged to be of comparable quality by |portfolio's or security's price the Money Manager. The Fund will |would be expected to decrease by normally invest in securities that, at |approximately 3% with a 1% increase the time of initial investment, are |in interest rates (assuming a rated lower than BBB- and higher than |parallel shift in the yield curve). CC+ by S&P or rated lower than Baa3 and |As of March 31, 2004, the Lehman higher than Ca by Moody's. The Fund will |Brothers U.S. Corporate High Yield normally seek an aggregate |Index duration was 4.84 years,
dollar-weighted     average    portfolio   |although  the  duration  will likely
duration that does not vary outside of a   |vary in the future.
band of plus or minus  20% from  that of   ------------------------------------
the Fund's benchmark, the Lehman Brothers U.S. Corporate High Yield Index. The Money Manager will attempt to exceed the total return performance of the Lehman Brothers U.S. Corporate High Yield Index. The Fund may also invest in dollar denominated, noninvestment grade bonds of foreign issuers that, at the time of initial investment, are rated as lower than BBB- and higher than CC+ by S&P or rated lower than Baa3 and higher than Ca by Moody's. The Money Manager may invest in unrated securities of domestic or foreign issuers that the Money Manager or Accessor Capital determines to be of comparable quality. The Fund may also invest in preferred stocks, convertible securities, and non-income producing high-yield bonds, such as zero coupon bonds, which pay interest only at maturity, or payment-in-kind bonds, which pay interest in the form of additional securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and attempt to enhance income, but not for speculation.

Financial Management Advisors, LLC ("FMA"), the Fund's Money Manager, selects debt securities on a company-by company basis, emphasizing fundamental research and a long-term investment horizon. Investment selections will be based on fundamental economic, market and other factors leading to variation by sector, maturity, quality and such other criteria appropriate to meet the Fund's objective. Their analysis focuses on the nature of a company's business, its strategy, and the quality of its management. Based on this analysis, FMA looks primarily for companies whose prospects are stable or improving, and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive, in the opinion of FMA, because they offer better assurance of debt repayment.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 38.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 12

================================================================================

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                        HIGH YIELD BOND FUND PERFORMANCE
--------------------------------------------------------------------------------
The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class Shares for one year. Sales loads are not reflected in the chart; if they were returns would have been lower. The table compares the Fund's average annual total returns to those of a market index over time. These returns include the Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. The historical performance of the Fund's Investor Class Shares, which are not offered in this prospectus, is used to calculate the performance shown in the table for A Class Shares. Since A Class Shares have less than one calendar year of performance, past performance information is not available for that class as of the date of this prospectus. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The Average Annual Total Return figures shown have been adjusted to reflect differences in distribution fees. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
                  HIGH YIELD BOND FUND ANNUAL RETURNS - C CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                           YEAR-TO-DATE
AS OF 12/31 EACH YEAR                                                 1.54%
                                                                 AS OF 3/31/04
22.95                                                           --------------
------                                                            BEST QUARTER
 03                                                                   8.27%
                                                                  2ND QTR 2003
                                                                 --------------
                                                                 WORST QUARTER
                                                                      1.54%
                                                                  1ST QTR 2004
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                     INCEPTION                          SINCE
FOR THE PERIODS ENDED 12/31/03                                          DATE            1 YEAR         INCEPTION
------------------------------------------------------------------------------------------------------------------
A CLASS RETURNS BEFORE TAXES*                                           5/1/00          17.98%            5.48%
A CLASS RETURNS AFTER TAXES ON DISTRIBUTIONS*                           5/1/00          14.48%            2.11%
A CLASS RETURNS AFTER TAXES ON DISTRIBUTIONS & sALE OF FUND SHARES*     5/1/00           9.89%            2.30%
C CLASS RETURNS BEFORE TAXES                                          12/30/02          22.95%           22.88%
C CLASS RETURNS AFTER TAXES ON DISTRIBUTIONS                          12/30/02          19.48%           19.42%
C CLASS  RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES   12/30/02          14.70%           17.31%
LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX(1)                                      28.96%            7.74%

*BASED ON INVESTOR  CLASS  PERFORMANCE,  ADJUSTED TO REFLECT ANY CLASS  SPECIFIC SALES CHARGE AND DIFFERENCE IN DISTRIBUTION FEES.
INDEX MEASURED FROM 4/30/00 (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)


--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX IS AN UNMANAGED INDEX OF FIXED-RATE CORPORATE BONDS RATED BELOW INVESTMENT GRADE.
================================================================================
                                  accessor 13

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                     INTERMEDIATE FIXED-INCOME FUND DETAILS
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE The Intermediate Fixed-Income Fund seeks generation of current income.

PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing at least 80% of its assets in fixed-income securities. This policy may not be materially changed unless Fund -------------------------------------
shareholders are notified at least 60 |DURATION: one of the fundamental days in advance of the proposed change. |tools used by money managers in The Fund primarily invests in corporate |security selection, is a measure of bonds, U.S. Government or agency |the price sensitivity of a debt
securities and asset-backed securities |security or a portfolio of debt that are of investment grade quality or |securities to relative changes in
that  are  unrated  but  judged  to be of  |interest  rates.  For  instance,   a
comparable quality or higher by the Money  |duration  of  "three"  means  that a
Manager. The Fund will normally seek to |portfolio's or security's price have a dollar-weighted average portfolio |would be expected to decrease by duration of between three and eight years |approximately 3% with a 1% increase and normally invests in securities so |in interest rates (assuming a that the Fund's duration does not vary |parallel shift in the yield curve). more or less than 20% from that of the |As of March 31, 2004, the LBGC Index Fund's benchmark, the Lehman Brothers |duration was 5.48 years, although Government/ Credit Index (the "LBGC |the duration will likely vary in the Index"). The Fund invests principally in |future.
debt securities  rated A or higher by S&P  -------------------------------------
or Moody's at the time of purchase. The Fund may invest up to 20% of its net assets in securities rated BBB by S&P or Baa by Moody's and up to 6% of its net assets in securities rated BB by S&P or Ba by Moody's or debt securities unrated but judged to be of comparable quality by the Money Manager. The Fund may also invest in mortgage-backed securities. The Money Manager will also seek to enhance returns through the use of certain trading strategies such as purchasing odd lot securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.

Cypress Asset Management ("Cypress"), the Fund's Money Manager, uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBGC Index. Cypress usually seeks to enhance the Fund's returns by systematically overweighting its investments in the corporate sector as compared to the Index. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by sector, maturity, quality and other criteria appropriate to meet the Fund's objective. The Fund may purchase lower rated debt securities when the Money Manager views the issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities. The Money Manager will attempt to exceed the total return performance of the LBGC Index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 38.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation. Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 14

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                   INTERMEDIATE FIXED-INCOME FUND PERFORMANCE
--------------------------------------------------------------------------------

The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class Shares for one year. Sales loads are not reflected in the chart; if they were returns would have been lower. The table compares the Fund's average annual total returns to those of a market index over time. These returns include the Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. The historical performance of the Fund's Investor Class Shares, which are not offered in this prospectus, is used to calculate the performance shown in the table for A Class Shares. Since A Class Shares have less than one calendar year of performance, past performance information is not available for that class as of the date of this prospectus. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The Average Annual Total Return figures shown have been adjusted to reflect differences in distribution fees. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on September 21, 1998. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.

--------------------------------------------------------------------------------
             INTERMEDIATE FIXED-INCOME FUND ANNUAL RETURNS - C CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                           YEAR-TO-DATE
AS OF 12/31 EACH YEAR                                                 2.81%
                                                                 AS OF 3/31/04
 3.86                                                           --------------
------                                                            BEST QUARTER
 03                                                                   3.75%
                                                                  2ND QTR 2003
                                                                 --------------
                                                                 WORST QUARTER
                                                                     -1.02%
                                                                  3RD QTR 2003
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                  INCEPTION                               SINCE
FOR THE PERIODS ENDED 12/31/03                                      DATE        1 YEAR    5 YEARS       INCEPTION
-----------------------------------------------------------------------------------------------------------------
A Class returns before taxes*                                     7/14/98       -0.30%      4.77%         4.96%
A Class returns after taxes on distributions*                     7/14/98       -2.19%      2.58%         2.74%
A Class returns after taxes on distributions & sale
   of Fund shares*                                                7/14/98       -1.31%      2.64%         2.77%
C Class returns before taxes                                      12/30/02       3.86%      n/a           3.68%
C Class returns after taxes on distributions                      12/30/02       2.04%      n/a           1.87%
C Class returns after taxes on distributions & sale
   of Fund shares                                                 12/30/02       3.00%      n/a           2.32%
Lehman Brothes Government/Credit Index(1)                                        4.68%      6.65%         6.99%

*BASED ON INVESTOR CLASS PERFORMANCE, ADJUSTED TO REFLECT ANY CLASS SPECIFIC SALES CHARGE AND DIFFERENCE IN
DISTRIBUTION FEES. INDEX MEASURED FROM 6/30/98 (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
-----------------------------------------------------------------------------------------------------------------

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX IS AN UNMANAGED INDEX OF FIXED-RATE GOVERNMENT AND CORPORATE BONDS RATED INVESTMENT GRADE OR HIGHER.
--------------------------------------------------------------------------------
                                  accessor 15

--------------------------------------------------------------------------------
[Graphic]                       UNDERLYING FUND
                  SHORT-INTERMEDIATE FIXED-INCOME FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Short-Intermediate Fixed-Income Fund seeks preservation of capital and generation of current income.

PRINCIPAL INVESTMENT STRATEGIES The Fund  -------------------------------------
seeks  to  achieve  its   objective   by  | DURATION:  one  of  the  fundamental
investing at least 80% of its assets in | tools used by money managers in fixed-income securities. This policy may | security selection, is a measure of not be materially revised unless Fund | the price sensitivity of a debt
shareholders are notified at least 60 | security or a portfolio of debt days in advance of the proposed change. | securities to relative changes in The Fund primarily invests in corporate | interest rates. For instance, a
bonds,   U.S.   Government   or   agency  | duration  of  "three"  means  that a
securities and asset-backed securities | portfolio's or security's price that are of investment grade quality or | would be expected to decrease by
that are unrated but judged to be of | approximately 3% with a 1% increase comparable quality or higher by the | in interest rates (assuming a Money Manager. The Fund will normally | parallel shift in the yield curve). seek to have a dollar-weighted average | As of March 31, 2004, the LBGC 1-5
portfolio duration of not less than two | Index duration was 2.48 years, years nor more than five years and | although the duration will likely normally invests in securities so that | vary in the future.
the Fund's  duration  does not vary more  -------------------------------------
or less than 20% from that of the Fund's benchmark, the Lehman Brothers Government/Credit 1-5 Year Index (the "LBGC 1-5 Index"). The Fund may also invest up to 20% of the Fund's net assets in securities rated BBB by S&P or Baa by Moody's and up to 6% of the Fund's net assets in securities rated BB by S&P or Ba by Moody's, or debt securities that are unrated but judged to be of comparable quality by the Money Manager. The Fund invests principally in debt securities with durations between one and five years and rated A or higher by S&P or Moody's at the time of purchase. The Fund may also invest in mortgage-backed securities. The Money Manager will also seek to enhance returns through the use of certain trading strategies such as purchasing odd lot securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.

Cypress, the Fund's Money Manager, uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBGC 1-5 Index. Cypress seeks to enhance the Fund's returns by systematically overweighting its investments in the corporate sector as compared to the index. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by sector, maturity, quality and other criteria appropriate to meet the Fund's objective. The Fund may purchase lower rated debt securities when the Money Manager views the issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities. The Money Manager will attempt to exceed the total return performance of the LBGC 1-5 Index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 38.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.
--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 16

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                SHORT-INTERMEDIATE FIXED-INCOME FUND PERFORMANCE
--------------------------------------------------------------------------------
The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class Shares for one year. Sales loads are not reflected in the chart; if they were returns would have been lower. The table compares the Fund's average annual total returns to those of a market index over time. These returns include the Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. The historical performance of the Fund's Investor Class Shares, which are not offered in this prospectus, is used to calculate the performance shown in the table for A Class Shares. Since A Class Shares have less than one calendar year of performance, past performance information is not available for that class as of the date of this prospectus. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The Average Annual Total Return figures shown have been adjusted to reflect differences in distribution fees. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.The Fund's current Money Manager began managing the Fund on September 21, 1998. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.
--------------------------------------------------------------------------------
          SHORT-INTERMEDIATE FIXED-INCOME FUND ANNUAL RETURNS - C CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                             YEAR-TO-DATE
AS OF 12/31 EACH YEAR                                                  1.29%
                                                                   AS OF 3/31/04
 1.18                                                              -------------
 ----                                                               BEST QUARTER
  03                                                                   1.46%
                                                                    2ND QTR 2003
                                                                   -------------
                                                                   WORST QUARTER
                                                                      -0.56%
                                                                    3D QTR 2003
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                               INCEPTION                                 SINCE
FOR THE PERIODS ENDED 12/31/03                                   DATE        1 YEAR      5 YEARS        INCEPTION
-----------------------------------------------------------------------------------------------------------------
A Class returns before taxes*                                   7/14/98      -2.84%      3.54%           3.69%
A Class returns after taxes on distributions*                   7/14/98      -3.86%      1.78%           1.84%
A Class returns after taxes on distributions & sale
  of Fund shares*                                               7/14/98      -3.42%      1.81%           1.86%
C Class returns before taxes                                   12/30/02       1.18%       n/a            1.10%
C Class returns after taxes on distributions                   12/30/02       0.31%       n/a            0.22%
C Class returns after taxes on distributions & sale of Fund    12/30/02       0.77%       n/a            0.44%
shares
Lehman Brothers Government/Credit 1-5 Year Index(1)                           3.35%      6.27%           6.49%
*BASED ON INVESTOR  CLASS  PERFORMANCE,  ADJUSTED TO REFLECT ANY CLASS  SPECIFIC
SALES CHARGE AND DIFFERENCE IN  DISTRIBUTION  FEES.  INDEX MEASURED FROM 6/30/98
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
-----------------------------------------------------------------------------------------------------------------

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS GOVERNMENT/CREDIT 1-5 YEAR INDEX IS AN UNMANAGED INDEX OF FIXED-RATE GOVERNMENT AND CORPORATE BONDS RATED INVESTMENT GRADE OR HIGHER, ALL WITH MATURITIES OF ONE TO FIVE YEARS.
================================================================================
                                   accessor 17

--------------------------------------------------------------------------------
                                 UNDERLYING FUND
                        MORTGAGE SECURITIES FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Mortgage Securities Fund seeks generation of current income.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, the Fund will invest at least 80% of its assets in mortgage-related securities. This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund normally invests in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or non-U.S. Government mortgage-related securities rated A or higher by S&P or Moody's or unrated but considered to be of comparable quality by the Money Manager or Accessor Capital. The Fund will normally seek an aggregate dollar-weighted average portfolio duration that does not vary outside of a band of plus or minus 20% from that of the Fund's benchmark, the Lehman Brothers Mortgage-Backed Securities Index (the "LBM Index"). The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.

BlackRock Financial Management, Inc. ("BlackRock"), the Fund's Money Manager, uses quantitative risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBM Index. BlackRock's investment philosophy and process centers around four key principles:

o    controlled duration (controlling sensitivity to interest rates);
o relative value sector rotation and security selection (analyzing a sector's and a security's impact on the overall portfolio);
o    rigorous  quantitative  analysis to  --------------------------------------
     security valuation (mathematically | DURATION: one of the fundamental analyzing a security's value); and | tools used by money managers in
o    quality credit analysis  (analyzing  | security selection,  is a measure of
     a security's credit quality).        | the  price  sensitivity  of  a  debt
                                          | security  or  a  portfolio  of  debt
BlackRock's Investment Strategy | securities to relative changes in Committee determines the firm's broad | interest rates. For instance, a
investment     strategy     based     on  | duration  of  "three"  means  that a
macroeconomics (for example, interest | portfolio's or security's price rate trends) and market trends, as well | would be expected to decrease by as input from risk management and credit | approximately 3% with a 1% increase committee professionals. Fund managers | in interest rates (assuming a
then implement this strategy by | parallel shift in the yield curve). selecting the sectors and securities | As of March 31, 2004, the duration
which offer the greatest relative value | of the LBM Index was 2.37 years, within investment guidelines. Investment | although the duration will likely selections will be based on fundamental | vary in the future.
economic,   market  and  other   factors  --------------------------------------
leading to variation by sector, maturity, quality and such other criteria appropriate to meet the Fund's objective. The Money Manager will attempt to exceed the total return performance of the LBM Index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 38.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Prepayment Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 18

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                      MORTGAGE SECURITIES FUND PERFORMANCE
--------------------------------------------------------------------------------

The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class Shares for one year. Sales loads are not reflected in the chart; if they were returns would have been lower. The table compares the Fund's average annual total returns to those of a market index over time. These returns include the Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. The historical performance of the Fund's Investor Class Shares, which are not offered in this prospectus, is used to calculate the performance shown in the table for A Class Shares. Since A Class Shares have less than one calendar year of performance, past performance information is not available for that class as of the date of this prospectus. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The Average Annual Total Return figures shown have been adjusted to reflect differences in distribution fees. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
              MORTGAGE SECURITITES FUND ANNUAL RETURNS - C CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                             YEAR-TO-DATE
AS OF 12/31 EACH YEAR                                                  1.53%
                                                                   AS OF 3/31/04
 1.30                                                              -------------
 ----                                                               BEST QUARTER
  03                                                                   1.53%
                                                                    1ST QTR 2004
                                                                   -------------
                                                                   WORST QUARTER
                                                                        0.05%
                                                                    3D QTR 2003
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                               INCEPTION                                 SINCE
FOR THE PERIODS ENDED 12/31/03                                 DATE           1 YEAR      5 YEARS        INCEPTION
------------------------------------------------------------------------------------------------------------------
A Class returns before taxes*                                    7/8/98         -2.79%      4.68%          4.54%
A Class returns after taxes on distributions*                    7/8/98         -4.20%      2.66%          2.47%
A Class returns after taxes on distributions & sale
   of Fund shares*                                               7/8/98         -3.27%      2.64%          2.46%
C Class returns before taxes                                   12/30/02         1.30%       n/a            1.22%
C Class returns after taxes on distributions                   12/30/02         0.15%       n/a            0.07%
C Class returns after taxes on distributions & sale
   of Fund shares                                              12/30/02         0.94%       n/a            0.43%
Lehman Brothers Mortgage Backed Securitites Index(1)                            3.05%       6.55%          6.59%

*BASED ON INVESTOR CLASS PERFORMANCE, ADJUSTED TO REFLECT ANY CLASS SPECIFIC SALES CHARGE AND DIFFERENCE IN
DISTRIBUTION FEES. INDEX MEASURED FROM 6/30/98 (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
------------------------------------------------------------------------------------------------------------------

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------
(1) The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index of fixed-rate securities backed by mortgage pools of the Government National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association.
================================================================================
                                   accessor 19

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                       U.S. GOVERNMENT MONEY FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The U.S. Government Money Fund seeks maximum current income consistent with the preservation of principal and liquidity.

PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing at least 80% of its assets in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund follows industry standard requirements concerning the quality, maturity, and diversification of its investments. The Fund seeks to maintain an average dollar-weighted portfolio maturity of 90 days or less, while maintaining liquidity and maximizing current yield.

Accessor Capital directly invests the assets of the Fund. Accessor Capital uses quantitative analysis to maximize the Fund's yield. The U.S. Government Money Fund seeks to maintain a stable share par value of $1.00 per share, although there is no assurance that it will be able to do so. It is possible to lose money by investing in the U.S. Government Money Fund.

The U.S. Government Money Fund is a permissible investment for federal credit unions under the Federal Credit Union Act and the National Credit Union Administration Rules and Regulations.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 38.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.

o Inflation Risk. Over time, the real value of the Fund's yield may be eroded by inflation.

o Stable Net Asset Value. Although the U.S. Government Money Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 20

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                     U.S. GOVERNMENT MONEY FUND PERFORMANCE
--------------------------------------------------------------------------------

The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class Shares for one year. Sales loads are not reflected in the chart; if they were returns would have been lower. The table compares the Fund's average annual total returns to those of a market index over time. These returns include the Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. The historical performance of the Fund's Investor Class Shares, which are not offered in this prospectus, is used to calculate the performance shown in the table for A Class Shares. Since A Class Shares have less than one calendar year of performance, past performance information is not available for that class as of the date of this prospectus. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The Average Annual Total Return figures shown have been adjusted to reflect differences in distribution fees. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
               U.S. GOVERNMENT MONEY FUND ANNUAL RETURNS - C CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                             YEAR-TO-DATE
AS OF 12/31 EACH YEAR                                                  0.09%
                                                                   AS OF 3/31/04
 0.35                                                              -------------
 ----                                                               BEST QUARTER
  03                                                                   0.10%
                                                                    4TH QTR 2003
                                                                   -------------
                                                                   WORST QUARTER
                                                                        0.07%
                                                                    2ND QTR 2003
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                     INCEPTION                                            SINCE
FOR THE PERIODS ENDED 12/31/03                       DATE                     1 YEAR      5 YEARS        INCEPTION
------------------------------------------------------------------------------------------------------------------
A Class returns before taxes*                        7/29/98                  0.48%       3.03%            2.95%
C Class returns before taxes                         12/30/02                 0.35%       n/a              0.35%
Citigroup 3 Month T-Bill Index(1)                                             1.07%       3.50%            3.60%

*BASED ON INVESTOR CLASS PERFORMANCE, ADJUSTED TO REFLECT ANY CLASS SPECIFIC SALES CHARGE AND DIFFERENCE
IN DISTRIBUTION FEES. INDEX MEASURED FROM 7/31/98 (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
------------------------------------------------------------------------------------------------------------------

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's yield as of 3/31/04 is 0.35%.


--------------------------------------------------------------------------------
(1) The Citigroup 3 Month T-bill Index (formerly the Salomon Brothers U.S. 3 Month T-bill Index) is designed to measure the return of the 3 month Treasury bills.

     For the Fund's current yield, call toll free (800) 759-3504.
================================================================================
                                   accessor 21

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                         INCOME ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------
THE INVESTMENT OBJECTIVE The Accessor Income Allocation Fund seeks high current income and some stability of principal. The investment objective of each Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund can invest in a combination of the four fixed-income Underlying Funds and the money market Underlying Fund, maintaining a current asset allocation target of approximately 70% and 30%, respectively as set forth below. The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities. The Fund uses a conservative asset allocation strategy and is designed to provide income for investors with a low risk tolerance and a 1 - 3 year investment time horizon.


--------------------------------------------------------------------------------
                                          ASSET ALLOCATION            TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES  TARGET*   POTENTIAL RANGE     ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                              0.0%         0%-10%
    Growth                                0.0%           0-5%
    Value                                 0.0%           0-5%
    Small to Mid Cap                      0.0%           0-5%
    International Equity                  0.0%           0-5%
FIXED-INCOME FUNDS                       65.0%        50%-95%       [PIE CHART]
    High Yield Bond                      10.0%          5-20%
    Intermediate Fixed-Income             7.0%          0-20%
    Short-Intermediate Fixed-Income      41.0%         20-60%
    Mortgage Securities                   7.0%          5-30%
MONEY MARKET FUNDS                       35.0%         5%-40%
    U.S. Government Money**              35.0%          5-40%
--------------------------------------------------------------------------------

*TARGET ALLOCATION REPRESENTS THE FUND'S TARGET FOR INVESTMENTS IN THE UNDERLYING FUNDS. THE FUND'S ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE THE FUND'S TARGET ALLOCATION.
**INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THE U.S. GOVERNMENT MONEY FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE U.S. GOVERNMENT MONEY FUND.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 38.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Prepayment Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 22

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                       INCOME ALLOCATION FUND PERFORMANCE
--------------------------------------------------------------------------------
The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class Shares for one year. Sales loads are not reflected in the chart; if they were returns would have been lower. The table compares the Fund's average annual total returns to those of a market index over time. These returns include the Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. The historical performance of the Fund's Investor Class Shares, which are not offered in this prospectus, is used to calculate the performance shown in the table for A Class Shares. Since A Class Shares have less than one calendar year of performance, past performance information is not available for that class as of the date of this prospectus. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The Average Annual Total Return figures shown have been adjusted to reflect differences in distribution fees. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.
--------------------------------------------------------------------------------
              INCOME ALLOCATION FUND ANNUAL RETURNS - C CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                           YEAR-TO-DATE
AS OF 12/31 EACH YEAR                                                 0.96%
                                                                  AS OF 3/31/04
 3.62                                                             -------------
 ----                                                             BEST QUARTER
  03                                                                   1.93%
                                                                   -------------
                                                                   WORST QUARTER
                                                                      -0.06%
                                                                   3RD QTR 2003
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                  INCEPTION                             SINCE
FOR THE PERIODS ENDED 12/31/03                                      DATE            1 YEAR            INCEPTION
---------------------------------------------------------------------------------------------------------------
A Class returns before taxes*                                     12/27/00           -0.53%             3.24%
A Class returns after taxes on distributions*                     12/27/00           -1.66%             1.65%
A Class returns after taxes on distributions & sale
   of Fund shares*                                                12/27/00           -1.88%             1.56%
C Class returns before taxes                                      12/30/02            3.62%             3.54%
C Class returns after taxes on distributions                      12/30/02            2.62%             2.55%
C Class returns after taxes on distributions & sale
   of Fund shares                                                 12/30/02            2.39%             2.46%
Lehman Brothers Aggregate Bond Index(1)                                               4.11%             7.57%

*BASED ON INVESTOR CLASS PERFORMANCE, ADJUSTED TO REFLECT ANY CLASS SPECIFIC SALES CHARGE AND DIFFERENCE IN
DISTRIBUTION FEES. INDEX MEASURED FROM 12/31/00 (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
---------------------------------------------------------------------------------------------------------------

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
--------------------------------------------------------------------------------
                                   accessor 23

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                     INCOME & GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------
THE INVESTMENT OBJECTIVE The Accessor Income & Growth Allocation Fund seeks high current income and some potential capital appreciation. The investment objective of each Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund can invest in a combination of the four equity Underlying Funds, the four fixed-income Underlying Funds, and the money market Underlying Fund, maintaining a current asset allocation target of approximately 30%, 50%, and 20% respectively as set forth below. The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities. The Fund uses a conservative asset allocation strategy and is designed to provide income and some capital appreciation for investors with a low risk tolerance and a 3-5 year investment time horizon.


--------------------------------------------------------------------------------
                                          ASSET ALLOCATION            TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES  TARGET*   POTENTIAL RANGE     ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                             30.0%        20%-40%
    Growth                               10.5%          5-15%
    Value                                 9.0%          5-15%
    Small to Mid Cap                      4.5%          2-12%
    International Equity                  6.0%          0-10%
FIXED-INCOME FUNDS                       50.0%        30%-75%       [PIE CHART]
    High Yield Bond                       7.0%          5-20%
    Intermediate Fixed-Income             8.0%          0-20%
    Short-Intermediate Fixed-Income      27.0%         15-40%
    Mortgage Securities                   8.0%          0-20%
MONEY MARKET FUNDS                       20.0%         5%-25%
    U.S. Government Money**              20.0%          5-25%
--------------------------------------------------------------------------------

*TARGET ALLOCATION REPRESENTS THE FUND'S TARGET FOR INVESTMENTS IN THE UNDERLYING FUNDS. THE FUND'S ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE THE FUND'S TARGET ALLOCATION.
**INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THE U.S. GOVERNMENT MONEY FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE U.S. GOVERNMENT MONEY FUND.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 38.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds. The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.
--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 24

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                  INCOME & GROWTH ALLOCATION FUND PERFORMANCE
--------------------------------------------------------------------------------
The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of theFund's C Class Shares for one year. Sales loads are not reflected in the chart; if they were returns would have been lower. The table compares the Fund's average annual total returns to those of a market index over time. These returns include the Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. The historical performance of the Fund's Investor Class Shares, which are not offered in this prospectus, is used to calculate the performance shown in the table for A Class Shares. Since A Class Shares have less than one calendar year of performance, past performance information is not available for that class as of the date of this prospectus. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The Average Annual Total Return figures shown have been adjusted to reflect differences in distribution fees. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.
--------------------------------------------------------------------------------
            INCOME & GROWTH ALLOCATION FUND ANNUAL RETURNS - C CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                             YEAR-TO-DATE
AS OF 12/31 EACH YEAR                                                  1.54%
                                                                   AS OF 3/31/04
 12.42                                                             -------------
 -----                                                              BEST QUARTER
  03                                                                   6.68%
                                                                    2ND QTR 2003
                                                                   -------------
                                                                   WORST QUARTER
                                                                       -0.56%
                                                                    1ST QTR 2003
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                 INCEPTION                              SINCE
FOR THE PERIODS ENDED 12/31/03                                      DATE            1 YEAR            INCEPTION
-----------------------------------------------------------------------------------------------------------------
A Class returns before taxes*                                     12/27/00            6.65%              0.76%
A Class returns after taxes on distributions*                     12/27/00            5.72%             -0.37%
A Class returns after taxes on distributions & sale
   of Fund shares*                                                12/27/00            2.39%              -0.34%
C Class returns before taxes                                      12/30/02           12.42%              12.47%
C Class returns after taxes on distributions                      12/30/02           11.58%              11.63%
C Class returns after taxes on distributions & sale
   of Fund shares                                                 12/30/02            8.10%              10.12%
Lehman Brothers Aggregate Bond Index(1)                                               4.11%               7.57%
MSCI AC World Index Free(2)                                                          34.63%              -2.84%
Composite Index(3)                                                                   12.71%               4.77%

*BASED ON INVESTOR CLASS PERFORMANCE, ADJUSTED TO REFLECT ANY CLASS SPECIFIC SALES CHARGE AND DIFFERENCE IN
DISTRIBUTION FEES.  INDEX MEASURED FROM 12/31/00 (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
-----------------------------------------------------------------------------------------------------------------

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
(1) The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.
(2)  The Morgan  Stanley  Capital  International  (MSCI) All Country World Index
     (ACWI) Free represents 49 of the world's developed and emerging equity markets.
(3) The Composite is a hypothetical index constructed by Accessor Capital, which consists of 70% Lehman Brothers Aggregate Bond Index and 30% MSCI AC World Index Free.
--------------------------------------------------------------------------------
                                   accessor 25

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                        BALANCED ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------
THE INVESTMENT OBJECTIVE The Accessor Balanced Allocation Fund seeks moderate current income and some potential capital appreciation. The investment objective of each Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund can invest in a combination of the four equity Underlying Funds, the four fixed-income Underlying Funds, and the money market Underlying Fund, maintaining a current asset allocation target of approximately 50%, 40% and 10%, respectively as set forth below. The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities. At all times the Fund intends to maintain at least 25% in equity Underlying Funds and at least 25% in fixed-income Underlying Funds. The Fund uses a moderate asset allocation strategy and is designed to provide a balanced mix of current income and capital appreciation to investors with a moderate risk tolerance and a 5-10 year investment time horizon.


--------------------------------------------------------------------------------
                                          ASSET ALLOCATION            TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES  TARGET*   POTENTIAL RANGE     ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                             50.0%        40%-60%
    Growth                               17.0%         10-20%
    Value                                15.0%         10-20%
    Small to Mid Cap                      8.0%          5-15%
    International Equity                 10.0%          5-15%
FIXED-INCOME FUNDS                       37.0%        25%-60%      [PIE CHART]
    High Yield Bond                       5.0%          5-20%
    Intermediate Fixed-Income             9.0%          0-20%
    Short-Intermediate Fixed-Income      17.0%          5-30%
    Mortgage Securities                   6.0%          0-20%
MONEY MARKET FUNDS                       13.0%         0%-20%
    U.S. Government Money**              13.0%          0-20%
--------------------------------------------------------------------------------

*TARGET ALLOCATION REPRESENTS THE FUND'S TARGET FOR INVESTMENTS IN THE UNDERLYING FUNDS. THE FUND'S ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE THE FUND'S TARGET ALLOCATION.
**INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THE U.S. GOVERNMENT MONEY FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE U.S. GOVERNMENT MONEY FUND.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 38.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds. The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.
--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 26

================================================================================

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory , market or economic developments.

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                      BALANCED ALLOCATION FUND PERFORMANCE
--------------------------------------------------------------------------------
The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class Shares for one year. Sales loads are not reflected in the chart; if they were returns would have been lower. The table compares the Fund's average annual total returns to those of a market index over time. These returns include the Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. The historical performance of the Fund's Investor Class Shares, which are not offered in this prospectus, is used to calculate the performance shown in the table for A Class Shares. Since A Class Shares have less than one calendar year of performance, past performance information is not available for that class as of the date of this prospectus. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The Average Annual Total Return figures shown have been adjusted to reflect differences in distribution fees. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.
--------------------------------------------------------------------------------
                BALANCED ALLOCATION FUND ANNUAL RETURNS - C CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                             YEAR-TO-DATE
AS OF 12/31 EACH YEAR                                                  1.98%
                                                                   AS OF 3/31/04
 18.33                                                             -------------
 -----                                                              BEST QUARTER
   03                                                                  9.64%
                                                                    2ND QTR 2003
                                                                   -------------
                                                                   WORST QUARTER
                                                                       -1.52%
                                                                    1ST QTR 2003
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                  INCEPTION                             SINCE
FOR THE PERIODS ENDED 12/31/03                                      DATE             1 YEAR           INCEPTION
---------------------------------------------------------------------------------------------------------------
A Class returns before taxes*                                     12/27/00           12.18%             -0.87%
A Class returns after taxes on distributions*                     12/27/00           11.38%             -1.73%
A Class returns after taxes on distributions & sale
   of Fund shares*                                                12/27/00            5.99%             -1.55%
C Class returns before taxes                                      12/30/02           18.33%             18.37%
C Class returns after taxes on distributions                      12/30/02           17.68%             17.72%
C Class returns after taxes on distributions & sale
of Fund shares                                                    12/30/02           11.95%             15.24%
Lehman Brothers Aggregate Bond Index(1)                                               4.11%              7.57%
MSCI AC World Index Free(2)                                                          34.63%             -2.84%
Composite Index(3)                                                                   18.77%              2.70%

*BASED ON INVESTOR CLASS PERFORMANCE, ADJUSTED TO REFLECT ANY CLASS SPECIFIC SALES CHARGE AND DIFFERENCE IN
DISTRIBUTION FEES. INDEX MEASURED FROM 12/31/00 (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
---------------------------------------------------------------------------------------------------------------

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
--------------------------------------------------------------------------------
(1) The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.
(2)  The Morgan  Stanley  Capital  International  (MSCI) All Country World Index
     (ACWI) Free represents 49 of the world's developed and emerging equity markets.
(3) The Composite is a hypothetical index constructed by Accessor Capital, which consists of 50% Lehman Brothers Aggregate Bond Index and 50% MSCI AC World Index Free.
--------------------------------------------------------------------------------
                                   accessor 27

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                     GROWTH & INCOME ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------
THE INVESTMENT OBJECTIVE The Accessor Growth & Income Allocation Fund seeks moderate potential capital appreciation and some current income. The investment objective of each Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund can invest in a combination of the four equity Underlying Funds , the four fixed-income Underlying Funds, and the money market Underlying Fund, maintaining a current asset allocation target of approximately 60%, 32%, and 8%, respectively as set forth below. The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities. The Fund uses a moderate asset allocation strategy and is designed to provide a balanced mix of current capital appreciation and current income to investors with a moderate risk tolerance and a 5-10 year investment time horizon.


--------------------------------------------------------------------------------
                                          ASSET ALLOCATION            TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES  TARGET*   POTENTIAL RANGE     ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                             60.0%        50%-70%
    Growth                               20.0%         12-22%
    Value                                18.0%         12-22%
    Small to Mid Cap                     10.0%          6-16%
    International Equity                 12.0%          7-20%
FIXED-INCOME FUNDS                       33.0%        20%-50%       [PIE CHART]
    High Yield Bond                       5.0%          5-20%
    Intermediate Fixed-Income             9.0%          0-20%
    Short-Intermediate Fixed-Income      15.0%          5-25%
    Mortgage Securities                   4.0%          0-15%
MONEY MARKET FUNDS                        7.0%         0%-15%
    U.S. Government Money**               7.0%          0-15%
--------------------------------------------------------------------------------

*TARGET ALLOCATION REPRESENTS THE FUND'S TARGET FOR INVESTMENTS IN THE UNDERLYING FUNDS. THE FUND'S ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE THE FUND'S TARGET ALLOCATION.
**INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THE U.S. GOVERNMENT MONEY FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE U.S. GOVERNMENT MONEY FUND.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 38.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory , market or economic developments.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 28

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                  GROWTH & INCOME ALLOCATION FUND PERFORMANCE
--------------------------------------------------------------------------------
The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class Shares for one year. Sales loads are not reflected in the chart; if they were returns would have been lower. The table compares the Fund's average annual total returns to those of a market index over time. These returns include the Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. The historical performance of the Fund's Investor Class Shares, which are not offered in this prospectus, is used to calculate the performance shown in the table for A Class Shares. Since A Class Shares have less than one calendar year of performance, past performance information is not available for that class as of the date of this prospectus. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The Average Annual Total Return figures shown have been adjusted to reflect differences in distribution fees. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.
--------------------------------------------------------------------------------
            GROWTH & INCOME ALLOCATION FUND ANNUAL RETURNS - C CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                             YEAR-TO-DATE
AS OF 12/31 EACH YEAR                                                  2.14%
                                                                   AS OF 3/31/04
 20.95                                                             -------------
 -----                                                              BEST QUARTER
   03                                                                  11.2%
                                                                    2ND QTR 2003
                                                                   -------------
                                                                   WORST QUARTER
                                                                       -2.46%
                                                                    1ST QTR 2003
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                  INCEPTION                             SINCE
FOR THE PERIODS ENDED 12/31/03                                      DATE             1 YEAR           INCEPTION
------------------------------------------------------------------------------------------------------------------
A Class returns before taxes*                                     12/27/00           14.58%             -1.95%
A Class returns after taxes on distributions*                     12/27/00           13.94%             -2.62%
A Class returns after taxes on distributions & sale
   of Fund shares*                                                12/27/00            7.56%             -2.36%
C Class returns before taxes                                      12/30/02           20.95%             21.09%
C Class returns after taxes on distributions                      12/30/02           20.39%             20.53%
C Class returns after taxes on distributions & sale
   of Fund shares                                                 12/30/02           13.66%             17.61%
Lehman Brothers Aggregate Bond Index(1)                                               4.11%              7.57%
MSCI AC World Index Free(2)                                                          34.63%             -2.84%
Composite Index(3)                                                                   21.84%              1.64%

*BASED ON INVESTOR CLASS PERFORMANCE, ADJUSTED TO REFLECT ANY CLASS SPECIFIC SALES CHARGE AND DIFFERENCE IN
DISTRIBUTION FEES. INDEX MEASURED FROM 12/31/00 (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
------------------------------------------------------------------------------------------------------------------

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
--------------------------------------------------------------------------------
(1) The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.
(2)  The Morgan  Stanley  Capital  International  (MSCI) All Country World Index
     (ACWI) Free represents 49 of the world's developed and emerging equity markets.
(3) The Composite is a hypothetical index constructed by Accessor Capital, which consists of 40% Lehman Brothers Aggregate Bond Index and 60% MSCI AC World Index Free.

--------------------------------------------------------------------------------
                                   accessor 29

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                         GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------
THE INVESTMENT OBJECTIVE The Accessor Growth Allocation Fund seeks high potential capital appreciation and some current income. The investment objective of each Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund can invest in a combination of the four equity Underlying Funds, the four fixed-income Underlying Funds, and the money market Underlying Fund, maintaining a current asset allocation target of approximately 80%, 19%, and 1%, respectively as set forth below. The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities. The Fund uses an aggressive asset allocation strategy and is designed to provide capital appreciation and some current income to investors with a high risk tolerance and an investment time horizon of 10 years or more.


--------------------------------------------------------------------------------
                                          ASSET ALLOCATION            TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES   TARGET*   POTENTIAL RANGE     ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                             80.0%        70%-90%
    Growth                               26.0%         19-30%
    Value                                24.5%         19-30%
    Small to Mid Cap                     13.5%          7-20%
    International Equity                 16.0%         10-25%
FIXED-INCOME FUNDS                       16.0%         5%-30%       [PIE CHART]
    High Yield Bond                       5.0%          0-15%
    Intermediate Fixed-Income             5.0%          0-15%
    Short-Intermediate Fixed-Income       6.0%          0-15%
    Mortgage Securities                   0.0%          0-15%
MONEY MARKET FUNDS                        4.0%          0%-5%
    U.S. Government Money**               4.0%           0-5%
--------------------------------------------------------------------------------

*TARGET ALLOCATION REPRESENTS THE FUND'S TARGET FOR INVESTMENTS IN THE UNDERLYING FUNDS. THE FUND'S ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE THE FUND'S TARGET ALLOCATION.
**INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THE U.S. GOVERNMENT MONEY FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE U.S. GOVERNMENT MONEY FUND.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 38.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds. The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the stock market as a whole and can perform differently than the value of the market as a whole. Changes in the financial condition of an issuer, changes in specific economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o Smaller Company Risk. Securities of small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory , market or economic developments.
--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 30

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                       GROWTH ALLOCATION FUND PERFORMANCE
--------------------------------------------------------------------------------

The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class Shares for one year. Sales loads are not reflected in the chart; if they were returns would have been lower. The table compares the Fund's average annual total returns to those of a market index over time. These returns include the Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. The historical performance of the Fund's Investor Class Shares, which are not offered in this prospectus, is used to calculate the performance shown in the table for A Class Shares. Since A Class Shares have less than one calendar year of performance, past performance information is not available for that class as of the date of this prospectus. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The Average Annual Total Return figures shown have been adjusted to reflect differences in distribution fees. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
                 GROWTH ALLOCATION FUND ANNUAL RETURNS - C CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                             YEAR-TO-DATE
AS OF 12/31 EACH YEAR                                                  2.61%
                                                                   AS OF 3/31/04
 27.04                                                             -------------
 -----                                                              BEST QUARTER
  03                                                                  14.29%
                                                                    2ND QTR 2003
                                                                   -------------
                                                                   WORST QUARTER
                                                                       -3.63%
                                                                    1ST QTR 2003
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                INCEPTION                               SINCE
FOR THE PERIODS ENDED 12/31/03                                    DATE               1 YEAR           INCEPTION
-----------------------------------------------------------------------------------------------------------------
A Class returns before taxes*                                     12/27/00           20.40%             -3.85%
A Class returns after taxes on distributions*                     12/27/00           20.00%             -4.26%
A Class returns after taxes on distributions & sale
   of Fund shares*                                                12/27/00           11.35%             -3.81%
C Class returns before taxes                                      12/30/02           27.04%             27.31%
C Class returns after taxes on distributions                      12/30/02           26.68%             26.95%
C Class returns after taxes on distributions & sale
   of Fund shares                                                 12/30/02           17.61%             23.00%
Lehman Brothers Aggregate Bond Index(1)                                               4.11%              7.57%
MSCI AC World Index Free(2)                                                          34.63%             -2.84%
Composite Index(3)                                                                   28.14%             -0.55%

*BASED ON INVESTOR CLASS PERFORMANCE, ADJUSTED TO REFLECT ANY CLASS SPECIFIC SALES CHARGE AND DIFFERENCE IN
DISTRIBUTION FEES. INDEX MEASURED FROM 12/31/00 (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
-----------------------------------------------------------------------------------------------------------------

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2)  THE MORGAN  STANLEY  CAPITAL  INTERNATIONAL  (MSCI) ALL COUNTRY WORLD INDEX
     (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.
(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 20% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 80% MSCI AC WORLD INDEX FREE.
--------------------------------------------------------------------------------
                                   accessor 31

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                    AGGRESSIVE GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------
THE INVESTMENT OBJECTIVE Accessor Aggressive Growth Allocation Fund seeks high potential capital appreciation. The investment objective of each Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund can invest in a combination of the four equity Underlying Funds and the money market Underlying Fund, maintaining a current asset allocation target of approximately 99% and 1%, respectively as set forth below. The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities. The Fund uses a very aggressive asset allocation strategy and is designed to provide capital appreciation to investors with a very high risk tolerance and an investment time horizon of 10 years or more.


--------------------------------------------------------------------------------
                                          ASSET ALLOCATION            TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES   TARGET*   POTENTIAL RANGE     ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                             99.0%       85%-100%
    Growth                               32.0%         25-35%
    Value                                30.0%         25-35%
    Small to Mid Cap                     17.0%         10-25%
    International Equity                 20.0%         15-30%
FIXED-INCOME FUNDS                        0.0%         0%-10%      [PIE CHART]
    High Yield Bond                       0.0%           0-5%
    Intermediate Fixed-Income             0.0%           0-5%
    Short-Intermediate Fixed-Income       0.0%           0-5%
    Mortgage Securities                   0.0%           0-5%
MONEY MARKET FUNDS                        1.0%          0%-5%
    U.S. Government Money**               1.0%           0-5%
--------------------------------------------------------------------------------

*TARGET ALLOCATION REPRESENTS THE FUND'S TARGET FOR INVESTMENTS IN THE UNDERLYING FUNDS. THE FUND'S ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE THE FUND'S TARGET ALLOCATION.
**INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THE U.S. GOVERNMENT MONEY FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE U.S. GOVERNMENT MONEY FUND.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 38.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds. The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the stock market as a whole and can perform differently than the value of the market as a whole. Changes in the financial condition of an issuer, changes in specific economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o Smaller Company Risk. Securities of small and medium capitalization companies often have greater volatility,

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 32

================================================================================

lower trading volume and less liquidity than larger capitalization companies.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory , market or economic developments.

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                 AGGRESSIVE GROWTH ALLOCATION FUND PERFORMANCE
--------------------------------------------------------------------------------

The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class Shares for one year. Sales loads are not reflected in the chart; if they were returns would have been lower. The table compares the Fund's average annual total returns to those of a market index over time. These returns include the Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. The historical performance of the Fund's Investor Class Shares, which are not offered in this prospectus, is used to calculate the performance shown in the table for A Class Shares. Since A Class Shares have less than one calendar year of performance, past performance information is not available for that class as of the date of this prospectus. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The Average Annual Total Return figures shown have been adjusted to reflect differences in distribution fees. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
           AGGRESSIVE GROWTH ALLOCATION FUND ANNUAL RETURNS - C CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                             YEAR-TO-DATE
AS OF 12/31 EACH YEAR                                                  2.77%
                                                                   AS OF 3/31/04
29.48                                                              -------------
-----                                                               BEST QUARTER
  03                                                                  15.93%
                                                                    2ND QTR 2003
                                                                   -------------
                                                                   WORST QUARTER
                                                                       -4.98%
                                                                    1ST QTR 2003
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                  INCEPTION                             SINCE
FOR THE PERIODS ENDED 12/31/03                                      DATE            1 YEAR            INCEPTION
---------------------------------------------------------------------------------------------------------------
A Class returns before taxes*                                     12/27/00           22.18%             -6.43%
A Class returns after taxes on distributions*                     12/27/00           22.18%             -6.47%
A Class returns after taxes on distributions & sale
   of Fund shares*                                                12/27/00           12.46%             -5.74%
C Class returns before taxes                                      12/30/02           29.48%             29.78%
C Class returns after taxes on distributions                      12/30/02           29.48%             29.78%
C Class returns after taxes on distributions & sale
   of Fund shares                                                 12/30/02           19.16%             25.31%
MSCI AC World Index Free(1)                                                          34.63%             -2.84%

*BASED ON INVESTOR CLASS PERFORMANCE, ADJUSTED TO REFLECT ANY CLASS SPECIFIC SALES CHARGE AND DIFFERENCE IN
DISTRIBUTION FEES. INDEX MEASURED FROM 12/31/00.

(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES.)
---------------------------------------------------------------------------------------------------------------

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
--------------------------------------------------------------------------------
(1)  THE MORGAN  STANLEY  CAPITAL  INTERNATIONAL  (MSCI) ALL COUNTRY WORLD INDEX
     (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.
--------------------------------------------------------------------------------
                                   accessor 33

================================================================================
                                  FUND EXPENSES
--------------------------------------------------------------------------------
The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds. Except where noted, the tables reflect historical fees and expenses of the Funds. You should keep in mind that shareholders of each Allocation Fund bear indirectly the expenses of the Underlying Funds in which the Allocation Funds invest. The Allocation Funds will indirectly bear their pro rata share of the fees and expenses (including management fees) incurred by the Underlying Funds that are borne by all Underlying Fund shareholders. The investment returns of each Allocation Fund, then, will be net of that Fund's share of the expenses of the Underlying Funds in which the Fund is invested.
--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)(1, 2)


                                                                                      A CLASS         C CLASS
-------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed On Purchases (as a percent of offering price)(3)
 Equity Funds and Allocation Funds (except Income Allocation Fund)                     5.75%            none
 Fixed-Income Funds (except U.S. Government Money Fund) and Income Allocation Fund     4.75%            none
 U.S. Government Money Fund                                                            none             none
Maximum Sales Charge Imposed On Reinvested Dividends                                   none             none
Maximum Contingent Deferred Sales Charge (as a percentage of amount original
 purchase price or redemption proceeds, if applicable)(4, 5)                           none             1.00%
Redemption Fee (as a percent of amount redeemed)(6)
 Equity Funds and High Yield Bond Fund                                                 2.00%            2.00%
 Fixed-Income Funds (except High Yield Bond Fund) and Allocation Funds                 none             none

-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
                                                                                  SMALL TO         INTERNATIONAL
                                            GROWTH              VALUE              MID CAP            EQUITY
                                       A CLASS   C CLASS  A CLASS   C CLASS   A CLASS  C CLASS   A CLASS   C CLASS
--------------------------------------------------------------------------------------------------------------------
Management Fees(7)                       0.90%    0.90%     0.70%     0.70%     0.95%    0.95%     1.03%     1.03%
Distribution & Service (12b-1) Fees      0.35%    1.00%     0.35%     1.00%     0.35%    1.00%     0.35%     1.00%
Other Expenses                           0.28%    0.28%     0.28%     0.28%     0.25%    0.25%     0.39%     0.39%
Total Annual Fund Operating Expenses     1.53%    2.18%     1.33%     1.98%     1.55%    2.20%     1.77%     2.42%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                   SHORT
                                             HIGH           INTERMEDIATE        INTERMEDIATE
                                             YIELD             FIXED-              FIXED-         MORTGAGE BOND
                                             BOND              INCOME              INCOME           SECURITIES
                                       A CLASS   C CLASS  A CLASS   C CLASS   A CLASS  C CLASS   A CLASS   C CLASS
--------------------------------------------------------------------------------------------------------------------
Management Fees(7)                       0.61%    0.61%     0.43%     0.43%     0.43%    0.43%     0.59%     0.59%
Distribution & Service (12b-1) Fees      0.25%    1.00%     0.25%     1.00%     0.25%    1.00%     0.25%     1.00%
Other Expenses                           0.29%    0.29%     0.36%     0.36%     0.21%    0.21%     0.30%     0.30%
Total Annual Fund Operating Expenses     1.15%    1.90%     1.04%     1.79%     0.89%    1.64%     1.14%     1.89%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                U.S.                                  INCOME &
                                            GOVERNMENT              INCOME             GROWTH            BALANCED
                                               MONEY              ALLOCATION         ALLOCATION         ALLOCATION
                                        A CLASS   C CLASS     A CLASS   C CLASS   A CLASS  C CLASS   A CLASS   C CLASS
--------------------------------------------------------------------------------------------------------------------
Management Fees(7)                       0.08%     0.08%       0.10%     0.10%     0.10%    0.10%     0.10%     0.10%
Distribution & Service (12b-1) Fees      0.25%     1.00%(8)    0.25%     1.00%     0.35%    1.00%     0.35%     1.00%
Other Expenses                           0.38%(9)  0.38%(9)    0.17%     0.17%     0.15%    0.15%     0.11%     0.11%
Total Annual Fund Operating Expenses     0.71%     1.46%       0.52%     1.27%     0.60%    1.25%     0.56%     1.21%
Fee Reimbursement                          n/a       n/a      (0.07)%   (0.07)%   (0.05)%  (0.05)%   (0.01)%   (0.01)%
Net Expenses(10)                           n/a       n/a       0.45%     1.20%     0.55%    1.20%     0.55%     1.20%
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                  accessor 34

================================================================================
                                  FUND EXPENSES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                            GROWTH &                             AGGRESSIVE
                                             INCOME             GROWTH             GROWTH
                                           ALLOCATION        ALLOCATION         ALLOCATION
                                       A CLASS   C CLASS  A CLASS   C CLASS   A CLASS  C CLASS
--------------------------------------------------------------------------------------------------
Management Fees(7)                       0.10%    0.10%     0.10%     0.10%     0.10%    0.10%
Distribution & Service (12B-1) Fees      0.35%    1.00%     0.35%     1.00%     0.35%    1.00%
Other Expenses                           0.10%    0.10%     0.11%     0.11%     0.15%    0.15%
Total Annual Fund Operating Expenses     0.55%    1.20%     0.56%     1.21%     0.60%    1.25%
Fee Reimbursement                       (0.00)%  (0.00)%   (0.01)%   (0.01)%   (0.05)%  (0.05)%
Net Expenses(10)                         0.55%    1.20%     0.55%     1.20%     0.55%    1.20%
--------------------------------------------------------------------------------------------------

(1) SHARES OF THE FUNDS ARE EXPECTED TO BE SOLD PRIMARILY THROUGH FINANCIAL INTERMEDIARIES THAT MAY CHARGE SHAREHOLDERS A FEE. THESE FEES ARE NOT INCLUDED IN THE TABLES.
(2) AN ANNUAL MAINTENANCE FEE OF $25.00 MAY BE CHARGED BY ACCESSOR CAPITAL, AS THE TRANSFER AGENT, TO EACH IRA WITH AN AGGREGATE BALANCE OF LESS THAN $10,000 ON DECEMBER 31 OF EACH YEAR.
(3) SALES CHARGES ARE ELIMINATED OR REDUCED FOR PURCHASES OF $50,000 OR MORE ON A CLASS SHARES.
(4) A CLASS SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN 24 MONTHS.
(5) THE CDSC ON C CLASS SHARES DOES NOT APPLY WHERE SHARES WERE PURCHASED THROUGH A FINANCIAL INTERMEDIARY WHO DID NOT RECEIVE ADVANCE PAYMENTS OR COMMISSIONS (SEE SECTION ENTITLED "ELIMINATING THE CDSC" UNDER A CLASS AND C CLASS SHARES-GENERAL ON PAGE 53 FOR MORE INFORMATION). THE CDSC ON C CLASS SHARES IS ELIMINATED AFTER 12 MONTHS.
(6) THE REDEMPTION FEE ONLY APPLIES TO SHARES REDEEMED OR EXCHANGED WITHIN 90 DAYS OF PURCHASE PURSUANT TO THE MARKETING TIMING/EXCESSIVE TRADING POLICY. ACCESSOR FUNDS MAY WAIVE THIS REDEMPTION FEE AT ITS DISCRETION. SEE "MARKET TIMING/EXCESSIVE TRADING" ON PAGE 59. IN ADDITION, THE TRANSFER AGENT MAY CHARGE A PROCESSING FEE OF $10.00 FOR EACH CHECK REDEMPTION REQUEST.

(7) MANAGEMENT FEES CONSIST OF THE MANAGEMENT FEE PAID TO ACCESSOR CAPITAL AND THE FEES PAID TO THE MONEY MANAGERS OF THE UNDERLYING FUNDS. ACCESSOR CAPITAL RECEIVES ONLY THE MANAGEMENT FEE AND NOT A MONEY MANAGER FEE FOR THE U.S. GOVERNMENT MONEY FUND THAT IT MANAGES DIRECTLY. MANAGEMENT FEES HAVE BEEN UPDATED TO REFLECT THE ESTIMATED MAXIMUM FEE TO BE PAID TO THE CURRENT MONEY MANAGERS DURING THE CURRENT FISCAL YEAR UNDER THEIR RESPECTIVE CONTRACTS. THE MONEY MANAGER FOR THE VALUE FUND HAS VOLUNTARILY AGREED TO WAIVE 0.15% OF ITS MANAGEMENT FEE FOR FISCAL YEAR 2005. AS A RESULT OF SUCH WAIVER ACTUAL MANAGEMENT FEES ARE EXPECTED TO BE 0.55% AND TOTAL PORTFOLIO OPERATING EXPENSES ARE EXPECTED TO BE 1.18%.
(8) ACCESSOR CAPITAL OR THE DISTRIBUTOR MAY VOLUNTARILY WAIVE THE RECEIPT OF DISTRIBUTION OR OTHER FEES, OR MAY VOLUNTARILY AGREE TO BEAR FUND EXPENSES, TO ASSIST THE U.S. GOVERNMENT MONEY FUND'S EFFORTS TO MAINTAIN A $1.00 NET ASSET VALUE PER SHARE. VOLUNTARY FEE WAIVERS OR EXPENSE REIMBURSEMENTS MAY BE IMPOSED TO ENHANCE THE U.S. GOVERNMENT MONEY FUND'S YIELD DURING PERIODS WHEN THE U.S. GOVERNMENT MONEY FUND'S OPERATING EXPENSES HAVE A SIGNIFICANT IMPACT ON THE U.S. GOVERNMENT MONEY FUND'S YIELD DUE TO LOW INTEREST RATES. ANY SUCH FEE WAIVER IS VOLUNTARY AND TEMPORARY AND MAY BE REVISED OR TERMINATED AT ANY TIME BY ACCESSOR CAPITAL OR THE DISTRIBUTOR WITHOUT NOTICE. THERE IS NO GUARANTEE THAT THE U.S. GOVERNMENT MONEY FUND WILL MAINTAIN A $1.00 NET ASSET VALUE. THE DISTRIBUTION AND SERVICE FEES PAID BY THE U.S. GOVERNMENT MONEY FUND IS EXPECTED TO BE 0.50% FOR C CLASS SHARES DURING FISCAL YEAR 2005, IN WHICH CASE THE TOTAL ANNUAL FUND OPERATING EXPENSES FOR U.S. GOVERNMENT MONEY FUND WOULD BE 0.96%. HOWEVER, THE DISTRIBUTION AND SERVICE FEES MAY BE INCREASED UP TO A MAXIMUM OF 1.00% FOR C CLASS SHARES ANNUALLY, DECREASED OR TERMINATED AT THE DISCRETION OF THE DISTRIBUTOR.

(9) PURSUANT TO AN ACM ADMINISTRATIVE PLAN, THE U.S. GOVERNMENT MONEY FUND MAY PAY ACCESSOR CAPITAL UP TO 0.25% ANNUALLY OF THE AVERAGE DAILY NET ASSETS TO PROVIDE CERTAIN ADMINISTRATIVE SERVICES ON BEHALF OF THE U.S. GOVERNMENT MONEY FUND. THIS AMOUNT (0.25%) IS INCLUDED IN THE TOTAL FOR "OTHER EXPENSE" FOR THE U.S. GOVERNMENT MONEY FUND.
(10) THE FUNDS HAVE RECEIVED AN EXEMPTIVE ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION ALLOWING THE ALLOCATION FUNDS TO ENTER INTO AN AGREEMENT WITH THE UNDERLYING FUNDS UNDER WHICH THE UNDERLYING FUNDS WILL BEAR CERTAIN OF THE ALLOCATION FUNDS' OTHER EXPENSES TO THE EXTENT THAT THE UNDERLYING FUNDS DERIVE FINANCIAL AND OTHER BENEFITS AS A RESULT OF INVESTMENTS FROM THE ALLOCATION FUNDS. INVESTORS IN THE FUNDS WILL INDIRECTLY BEAR A PORTION OF SUCH "OTHER EXPENSES" THROUGH THE ALLOCATION FUNDS' INVESTMENT IN THE UNDERLYING FUNDS. TO THE EXTENT THAT THESE OTHER EXPENSES ARE NOT PAID BY THE UNDERLYING FUNDS OR THE ALLOCATION FUNDS DIRECTLY, ACCESSOR CAPITAL HAS CONTRACTUALLY AGREED TO PAY THE OTHER EXPENSES OF THE ALLOCATION FUNDS FOR THE FISCAL YEARS ENDED DECEMBER 31, 2004, 2005 AND 2006. CONSEQUENTLY, THE ALLOCATION FUNDS EXPECT TO BEAR UP TO 0.10% OF "OTHER EXPENSES" FOR SUCH PERIODS.
================================================================================
The table below provides a range of estimated average weighted expense ratios for A Class Shares and C Class Shares of each Allocation Fund, which includes both the direct expenses of the Allocation Funds (including any applicable expense waivers) and the indirect expenses of the Underlying Funds. Ranges are given instead of a single number because the pro-rata share of expenses fluctuates along with the changes in the average assets in each of the Underlying Funds.


---------------------------------------------------------------------------------------------------------------------------------
ALLOCATION FUND                A CLASS           C CLASS       ALLOCATION FUND                       A CLASS          C CLASS
---------------------------------------------------------------------------------------------------------------------------------
Income Allocation            1.03% - 1.13%    1.78% - 1.88%    Growth & Income Allocation         1.48% - 1.58%     2.13% - 2.23%
Income & Growth Allocation   1.31% - 1.41%    1.96% - 2.06%    Growth Allocation                  1.58% - 1.68%     2.23% - 2.33%
Balanced Allocation          1.42% - 1.52%    2.07% - 2.17%    Aggressive Growth  Allocation      1.66% - 1.76%     2.31% - 2.41%
---------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                   accessor 35

================================================================================
                                  FUND EXPENSES
--------------------------------------------------------------------------------
The Example shows what an investor in a Fund could pay over time. The Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. The Example does not include the effect of any applicable redemption fee or the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses remain the same. The following example reflects the maximum initial sales charge in the first year for A Class Shares and reflects the CDSC for C Class Shares during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


-----------------------------------------------------------------------------------------------------------------
                                    ONE YEAR            THREE YEARS          FIVE YEARS          TEN YEARS
                                A CLASS    C CLASS   A CLASS   C CLASS   A CLASS   C CLASS   A CLASS    C CLASS
-----------------------------------------------------------------------------------------------------------------
UNDERLYING FUNDS
Growth                         $    722  $    321   $ 1,031   $   682   $  1,361  $  1,170  $   2,294  $  2,513
Value(1)                            703       301       972       621      1,262     1,068      2,084     2,306
Small to Mid Cap                    724       323     1,036       688      1,371     1,180      2,314     2,534
International Equity                745       345     1,101       755      1,480     1,291      2,540     2,758
High Yield Bond                     587       293       823       597      1,078     1,026      1,806     2,222
Intermediate Fixed-Income           576       282       790       563      1,022       970      1,686     2,105
Short-Intermediate Fixed-Income     562       267       745       517        945       892      1,519     1,944
Mortgage Securities                 586       292       820       594      1,073     1,021      1,795     2,212
U.S. Government Money(2)             73       249       227       462        395       797        883     1,746
-----------------------------------------------------------------------------------------------------------------

(1) THE MONEY MANAGER FOR THE VALUE FUND HAS VOLUNTARILY AGREED TO WAIVE PART OF ITS MANAGEMENT FEE FOR FISCAL YEAR 2005. THE EXPENSE EXAMPLE FOR THE VALUE FUND DOES NOT REFLECT ANY WAIVER. IF SUCH AMOUNTS WERE REFLECTED, EXPENSES WOULD BE LOWER.

(2) THE DISTRIBUTION AND SERVICE FEE PAID BY THE C CLASS SHARES OF THE U.S. GOVERNMENT MONEY FUND IS EXPECTED TO BE 0.50% DURING FISCAL YEAR 2005. SUCH AMOUNTS ARE NOT REFLECTED IN THIS TABLE. IF SUCH AMOUNTS WERE REFLECTED, EXPENSES FOR THE ONE YEAR PERIOD WOULD BE LOWER.

-----------------------------------------------------------------------------------------------------------------
                                    ONE YEAR            THREE YEARS          FIVE YEARS          TEN YEARS
                                A CLASS    C CLASS    A CLASS   C CLASS   A CLASS    C CLASS   A CLASS    C CLASS
-----------------------------------------------------------------------------------------------------------------
ALLOCATION FUNDS*
Income Allocation                $  580    $  289     $   802   $   597   $  1,043  $  1,027  $  1,731  $  2,223
Income & Growth Allocation       $  706    $  307         982       647      1,279     1,110     2,120     2,393
Balanced Allocation              $  716    $  318       1,014       668      1,333     1,146     2,235     2,466
Growth & Income Allocation       $  722    $  324       1,031       683      1,363     1,171     2,297     2,516
Growth Allocation                $  731    $  334       1,059       715      1,409     1,224     2,394     2,623
Aggressive Growth Allocation     $  739    $  342       1,084       753      1,452     1,288     2,483     2,751
-----------------------------------------------------------------------------------------------------------------

*THE EXPENSE EXAMPLE FOR THE ALLOCATION FUNDS REFLECTS THE AGGREGATE OF THE DIRECT AND INDIRECT COSTS OF INVESTING IN THE ALLOCATION FUNDS - THAT IS, IT INCLUDES THE COSTS ASSOCIATED WITH INVESTING IN THE UNDERLYING FUNDS. THE ONE YEAR NUMBERS REFLECT THE EXPENSE REIMBURSEMENT. THE THREE YEARS, FIVE YEARS AND 10 YEARS NUMBERS DO NOT REFLECT ANY EXPENSE REIMBURSEMENT.



--------------------------------------------------------------------------------
                                   accessor 36

--------------------------------------------------------------------------------
                                  FUND EXPENSES
--------------------------------------------------------------------------------
You would pay the following expenses for C Class Shares if you did not redeem your shares.


------------------------------------------------------------------------------------------
                                   ONE YEAR     THREE YEARS     FIVE YEARS      TEN YEARS
------------------------------------------------------------------------------------------
Growth                             $  221          $ 682         $ 1,170          $ 2,513
Value(1)                              201            621           1,068            2,306
Small to Mid Cap                      223            688           1,180            2,534
International Equity                  245            755           1,291            2,758
High Yield Bond                       193            597           1,026            2,222
Intermediate Fixed-Income             182            563             970            2,105
Short-Intermediate Fixed-Income       167            517             892            1,944
Mortgage Securities                   192            594           1,021            2,212
U.S. Government Money(2)              149            462             797            1,746

ALLOCATION FUNDS
Income Allocation                  $  186          $ 597         $ 1,027          $ 2,223
Income & Growth Allocation            204            647           1,110            2,393
Balanced Allocation                   215            668           1,146            2,466
Growth & Income Allocation            221            683           1,171            2,516
Growth Allocation                     231            715           1,224            2,623
Aggressive Growth Allocation          240            753           1,288            2,751
------------------------------------------------------------------------------------------

(1) THE MONEY MANAGER FOR THE VALUE FUND HAS VOLUNTARILY AGREED TO WAIVE PART OF ITS MANAGEMENT FEE FOR FISCAL YEAR 2005. THE EXPENSE EXAMPLE FOR THE VALUE FUND DOES NOT REFLECT ANY WAIVER. IF SUCH AMOUNTS WERE REFLECTED, EXPENSES WOULD BE LOWER.

(2) THE DISTRIBUTION AND SERVICE FEE PAID BY THE C CLASS SHARES OF THE U.S. GOVERNMENT MONEY FUND IS EXPECTED TO BE 0.50% DURING FISCAL YEAR 2005. SUCH AMOUNTS ARE NOT REFLECTED IN THIS TABLE. IF SUCH AMOUNTS WERE REFLECTED, EXPENSES FOR THE ONE YEAR PERIOD WOULD BE LOWER.


While the C Class Shares do not have any front-end sales charges, their higher on-going annual expenses (due to higher 12b-1 fees) means that over time you could end up paying more for these shares than if you were to pay front- end sales charges for the A Class Shares.









--------------------------------------------------------------------------------
                                  accessor 37

================================================================================
                                 SECURITIES AND RISKS
--------------------------------------------------------------------------------
This section describes some of the security types for and risks of investing in the Funds. Each security type and risk is a primary security type or risk for the Fund name shown in parentheses.

Many factors affect each Fund's performance. A Fund's share price and yield (except the U.S. Government Money Fund) changes daily based on changes in financial markets and interest rates and in response to other economic, political or financial developments. A Fund's reaction to these developments will be affected by the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund's level of investment in the securities of that issuer. A Fund's reaction to these developments will also be affected by the types, durations, and maturities of the securities in which the Fund invests. When you sell your shares of a Fund, they could be worth more or less than what you paid for them. The investments of each Allocation Fund are concentrated in the Underlying Funds, and each Allocation Fund's investment performance is directly related to the investment performance of the Underlying Funds held by it.

o TEMPORARY DEFENSIVE STRATEGIES. In response to market, economic, political or other conditions, Accessor Capital or each Underlying Fund's Money Manager may temporarily use a different investment strategy for defensive purposes, including investing in short-term and money market instruments. If Accessor Capital or a Money Manager does so, different factors could affect a Fund's performance and the Fund may not achieve its investment objective.

o PORTFOLIO TURNOVER. Each Fund is actively managed. Frequent trading of portfolio securities will result in increased expenses for the Funds, may result in increased taxable distributions to shareholders, and may adversely affect the Fund's performance.

o CHANGE OF OBJECTIVES AND POLICIES. Each Underlying Fund's investment objective stated in the Funds' Fund Details section is fundamental and may not be changed without shareholder approval. The investment objective of the Allocation Funds are not fundamental and may be changed without shareholder approval by the board of directors. For purposes of a Fund's policy of investing at least 80% of its assets in a particular type of investment, "assets" means net assets plus any borrowings made for investment purposes. These policies may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change.

--------------------------------------------------------------------------------
SECURITY TYPES OF THE ALLOCATION FUNDS |
----------------------------------------

The Funds expect to primarily invest in the Underlying Funds. To provide liquidity as well as to assist in achieving the Fund's investment objective, each Fund may invest in the underlying U.S. Government Money Fund. The Funds may also invest directly in short-term instruments, such as repurchase agreements, and U.S. Government securities. Each Fund may invest in shares of the same Underlying Fund; however the percentage of each Fund's assets so invested will vary depending upon the Fund's investment objective. Based on its asset allocation analysis, Accessor Capital determines the mix of Underlying Funds appropriate for each Fund.

The security types of the Allocation Funds are:

o    UNDERLYING ACCESSOR FUNDS

o REPURCHASE AGREEMENTS are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.

--------------------------------------------------------------------------------
SECURITY TYPES OF THE UNDERLYING FUNDS |
----------------------------------------

The security types of the Underlying Funds are:

o DEBT SECURITIES (All Fixed-Income Funds) are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds (including convertible bonds), government securities, and mortgage and other asset-backed securities.

o DOLLAR ROLLS (Mortgage Securities Fund) The Fund may enter into dollar roll transactions. When the Fund
--------------------------------------------------------------------------------
                                   accessor 38

================================================================================
                               SECURITIES AND RISKS
--------------------------------------------------------------------------------
enters into a dollar roll, the Fund sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase, as well as the interest earned on the cash proceeds of the initial sale.

o EQUITY SECURITIES (All Equity Funds and High Yield Bond Fund) such as common stock and preferred stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Certain types of equity securities, such as warrants, are sometimes attached to or acquired in connection with debt securities. Preferred stocks pay dividends at a specified rate and have precedence over common stock as to the payment of dividends.

o    GOVERNMENT SPONSORED  ENTERPRISES (All Fixed-Income Funds except High Yield
Bond), known as GSEs, are privately owned corporations created by Congress to provide funding and help to reduce the cost of capital for certain borrowing sectors of the economy such as homeowners, students and farmers. GSE securities are generally perceived to carry the implicit backing of the U.S. Government, but they are not direct obligations of the U.S. Government. It is important to note that although GSEs are commonly referred to as "Agencies", there is a difference between a Government Sponsored Enterprise and a Government Agency. One example of a Government Agency is the Government National Mortgage Association (GNMA), known as Ginnie Mae, which has the explicit backing of the U.S. Government.

o HIGH-YIELD CORPORATE DEBT SECURITIES (High Yield Bond Fund) are a principal security type for the High Yield Bond Fund and also may be purchased by the Intermediate and Short-Intermediate Fixed-Income Funds. High-yield corporate debt securities are often issued as a result of corporate restructurings - such as leveraged buyouts, mergers, acquisitions, or other similar events. They also may be issued by less creditworthy or by highly leveraged companies, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. These types of securities are considered speculative by the major rating agencies and rated lower than BBB by S&P or lower than Baa by Moody's.

o MONEY MARKET SECURITIES (U.S. Government Money Fund) are a principal security type for the U.S. Government Money Fund and may also be purchased by the other Fixed-Income Funds and Allocation Funds. Money Market Securities are high-quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity.

o MORTGAGE-RELATED SECURITIES (Mortgage Securities Fund) are a principal security type for the Mortgage Securities Fund and may also be purchased by the Intermediate Fixed-Income, Short-Intermediate Fixed-Income and High Yield Bond Funds. Mortgage-related securities are interests in pools of mortgages. Payment of principal or interest generally depends on the cash flows generated by the underlying mortgages. Mortgage securities may be U.S. Government securities or issued by a bank or other financial institution.

o Options, Futures and Other Derivatives (All Underlying Funds except U.S. Government Money) The Funds may use techniques such as buying and selling options or futures contracts in an attempt to change the Funds' exposure to security prices, currency values, or other factors that affect the value of the Funds' portfolios.

o REPURCHASE AGREEMENTS (All Underlying Funds) are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.

o TBAs (Mortgage Securities Fund) The Fund may also enter into to-be-announced ("TBA") transactions. A TBA transaction is a contract for the purchase or sale of a mortgaged-backed security for future settlement at an agreed upon date but does not include a specified pool number and number of pools or precise amount to be delivered.


o U.S. GOVERNMENT SECURITIES (U.S. Government Money Fund) are a principal security type for the U.S. Government Money Fund and may also be purchased by the other Fixed-Income Funds. U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.
--------------------------------------------------------------------------------
                                   accessor 39

================================================================================
                           SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
The following table summarizes the risks of each Fund other than Temporary Defensive Strategies, Portfolio Turnover, and Changes of Objectives and Policies that apply to every Fund. In addition, Allocation Risk and Underlying Fund Risk applies to the Allocation Funds. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

--------------------------------------------------------------------------------
                        LEVEL OF RISK - UNDERLYING FUNDS
--------------------------------------------------------------------------------

                                                                                                 SHORT      U.S.
                                                SMALL     INTER-    HIGH    INTER-    INTER-    MORTGAGE   GOVERN-
                                               TO MID    NATIONAL   YIELD   MEDIATE   MEDIATE    SECUR-     MENT
RISK                        GROWTH     VALUE     CAP      EQUITY     BOND    FIXED     FIXED     ITIES      MONEY
-------------------------------------------------------------------------------------------------------------------
Bond Market Volatility         -         -        -          -        o         o        |)         o        ( )
  Company Risk                |)        |)       |)         |)        o        |)        |)         -         -
  Credit Risk                  -         -        -          -        o        |)        |)        ( )       ( )
  Foreign Exposure             -         -        -          o        -         -         -         -         -
  Government Sponsored
    Enterprises                -         -        -          -        -        |)        |)         o         o
  Inflation Risk              ( )       ( )      ( )        ( )      |)         o         o         o         o
  Issuer Risk                  -         -        -          -        o        |)        ( )       ( )       ( )
  Lower Rated Debt Securities  -         -        -          -        o        ( )       ( )        -         -
  Portfolio Turnover          ( )        o       ( )        |)        o        |)        ( )        o         -
  Prepayment Risk              -         -        -          -       ( )       ( )       ( )        o         -
  Sector Risk                 |)        |)       |)         |)       |)        ( )       ( )        -         -
  Smaller Company Risk        ( )       ( )       o         |)        -         -         -         -         -
  Stock Market Volatility      o         o        o          o        -         -         -         -
-------------------------------------------------------------------------------------------------------------------

                        LEVEL OF RISK - ALLOCATION FUNDS
--------------------------------------------------------------------------------

                                                INCOME &                  GROWTH &                  AGGRESSIVE
RISK                                 INCOME      GROWTH      BALANCED      INCOME        GROWTH       GROWTH
--------------------------------------------------------------------------------------------------------------
Allocation Risk                        |)          |)           |)           |)            |)          |)
Bond Market Volatility                  o           o           |)           |)            ( )          -
Company Risk                           ( )         ( )          ( )          ( )           |)          |)
Credit Risk                            |)          |)           |)           ( )           ( )          -
Foreign Exposure                        -          ( )          ( )          |)            |)           o
Government Sponsored Enterprises        o          |)           |)           ( )           ( )          -
Inflation Risk                          o           o           |)           |)            ( )         ( )
Issuer Risk                            |)          |)           |)           ( )           ( )          -
Lower Rated Debt Securities            |)          |)           |)           |)            |)           -
Portfolio Turnover                     ( )         ( )          ( )          ( )           ( )         ( )
Prepayment Risk                        |)          ( )          ( )          ( )           ( )          -
Sector Risk                            ( )         ( )          ( )          ( )           |)          |)
Smaller Company Risk                    -          ( )          ( )          ( )           |)          |)
Stock Market Volatility                 -          ( )          |)           |)             o           o
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Key:                - n/a          ( )  low          |) medium           o high
================================================================================
AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.
--------------------------------------------------------------------------------
                                  accessor 40

--------------------------------------------------------------------------------
                               SECURITIES AND RISKS
--------------------------------------------------------------------------------

o ALLOCATION RISK. Each Allocation Fund's investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds according to the Fund's equity/fixed-income allocation targets and ranges. A principal risk of investing in each Fund is that Accessor Capital will make less than optimal or poor asset allocation decisions. Accessor Capital attempts to identify asset classes and subclasses represented by the Underlying Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that Accessor Capital's allocation techniques will produce the desired results. It is possible that Accessor Capital will focus on Underlying Funds that perform poorly or underperform other available mutual funds under various market conditions. You could lose money on your investment in a Fund as a result of these allocation decisions.

Risks of the Allocation Funds depend on the risks of the Underlying Funds. To determine how much each Allocation Fund is subject to the risks below, please refer to the Objectives and Strategies section to see what proportion of the Allocation Fund's assets may be invested in each Underlying Fund. Each risk is a principal risk for those Underlying Funds shown in parentheses.

o BOND MARKET VOLATILITY. (All Fixed-Income Funds, Income Allocation Fund, Income & Growth Allocation Fund, Balanced Allocation Fund, and Growth & Income Allocation Fund) Changes in interest rates will affect the performance of debt instruments. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security falls when interest rates rise and rises when interest rates fall. Securities with longer durations generally are more sensitive to interest rate changes. In other words, the longer the duration of a security, the greater the impact a change in interest rates is likely to have on the security's price. When interest rates fall the yield of the U.S. Government Money Fund will generally fall as well but, unlike other fixed-income securities, in the U.S. Government Money Fund there will be no corresponding increase in price. When rates go up, the movement is very sharp, the principal value of the share in the U.S. Government Money Fund may fall below $1.00.

o COMPANY RISK. (All Equity Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities.

o CREDIT RISK. (High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed- Income Fund) Credit risk is a principal risk for the High Yield Bond Fund, which concentrates its investments in securities with lower credit quality, and for the Intermediate and Short-Intermediate Fixed-Income Funds. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. Lower rated debt securities and comparable unrated debt securities are more susceptible to these problems than higher quality obligations.

o FOREIGN EXPOSURE. (All Funds except the U.S. Government Money Fund) Foreign exposure is a principal risk for the International Equity Fund, which concentrates its investments in foreign securities, and may also be a possible risk for the other Funds except the U.S. Government Money Fund. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets.

Investing in emerging markets involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of foreign development, political stability, market depth, infrastructure and capitalization and regulatory oversight are generally less than in more developed markets. Emerging market economies can be subject to greater social, economic regulatory and political uncertainties. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market.

Each Fund's portfolio securities usually are valued on the basis of the most recent closing market prices at 4 p.m. Eastern time when each Fund calculates its NAV. Most of the securities in which the International Equity Fund invests, however, are traded in markets that close before that time. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and 4 p.m. Eastern time will not be

--------------------------------------------------------------------------------
                                   accessor 41

================================================================================
                               SECURITIES AND RISKS
--------------------------------------------------------------------------------

reflected in the International Equity Fund's NAVs. However, if the International Equity Fund determines that such developments are so significant that they will clearly and materially affect the value of the International Equity Fund's securities, the International Equity Fund may adjust the previous closing prices for these securities to reflect fair value.

o GOVERNMENT SPONSORED ENTERPRISES ("GSE") RISK. (All Fixed-Income Funds except High Yield Bond) Certain GSE's (such as Freddie Mac, Fannie Mae, and
FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.GSE debt is generally considered to be of high credit quality due to the implied backing of the U.S. Government, but ultimately it is the sole obligation of its issuer. For that reason, GSEs are considered to carry somewhat greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government.


o INTEREST RATE CHANGES. (All Funds) The stock market is dependent on general economic conditions. Changes in interest rates can affect the performance of the stock market. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security falls when interest rates rise and rises when interest rates fall. Securities with longer durations generally are more sensitive to interest rate changes. In other words, the longer the duration of a security, the greater the impact a change in interest rates is likely to have on the security's price. In addition, short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. When interest rates fall, the U.S. Government Money Fund's yield will generally fall as well.

o INFLATION RISK. (U.S. Government Money Fund) The real value of the U.S. Government Money Fund's yield may be eroded by inflation over time. The U.S. Government Money Fund may under perform the bond and equity markets over time.

o ISSUER RISK. (All Fixed-Income Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities. The value of an individual security or category of securities may be more volatile than the debt market as a whole. Entities providing credit support or a maturity-shortening structure are also affected by these types of changes. Any of a Fund's holdings could have its credit downgraded or could default, which could affect the Fund's performance.

o LOWER RATED DEBT SECURITIES. (High Yield Bond Fund, Intermediate Fixed-Income Fund, Short- Intermediate Fixed-Income Fund) Lower rated debt securities are a principal risk for the High Yield Bond Fund, which concentrates its investments in lower rated debt securities, and are also a risk for the Intermediate and Short- Intermediate Fixed-Income Funds. Debt securities rated lower than BBB by S&P or lower than Baa by Moody's are commonly referred to as "junk bonds." Lower rated debt securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated securities. These risks include the possibility of default on principal or interest payments and bankruptcy of the issuer. During periods of deteriorating economic or financial conditions, the ability of issuers of lower rated debt securities to service their debt, meet projected goals or obtain additional financing may be impaired. In addition, the market for lower rated debt securities has in the past been more volatile and less liquid than the market for higher rated debt securities. These risks could adversely affect the Funds that invest in these debt securities.

Because of its concentration in investments in junk bonds, the High Yield Bond Fund is subject to substantial credit risk. Credit quality in the high-yield bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks of a particular high-yield bond. The Funds' Money Managers will not rely solely on ratings issued by established credit rating agencies, but will utilize these ratings in conjunction with its own independent and ongoing credit analysis.

o PREPAYMENT RISK. (All Fixed-Income Funds) Prepayment risk is a principal risk for the Mortgage Securities Fund, which concentrates its investments in mortgage securities, and may also be a risk for the other Fixed-Income Funds. Many types of debt securities, including mortgage securities, are subject to prepayment risk.

--------------------------------------------------------------------------------
                                   accessor 42

================================================================================
                               SECURITIES AND RISKS
--------------------------------------------------------------------------------

Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. For example, if interest rates are dropping and an issuer pays off an obligation or a bond before maturity, the Fund may have to reinvest at a lower interest rate. Securities subject to prepayment generally offer less potential for gains during periods of declining interest rates and similar or greater potential for loss in periods of rising interest rates. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. Prepayments on assets underlying mortgage or other asset-backed securities held by a Fund can adversely affect those securities' yield and price.

o RISKS OF OPTIONS AND FUTURES TRANSACTIONS. (All Underlying Funds except U.S. Government Money) These types of transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities can have a significant impact on a Fund's exposure to stock market values, interest rates or the currency exchange rate. These types of transactions will be used primarily for hedging purposes.

o SECTOR RISK. (All Equity Funds) Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole. For instance, airline stocks may behave very differently than the market as a whole to a decline or increase in the price of oil.

o SMALLER COMPANY RISK. (Small to Mid Cap Fund, International Equity Fund) Securities of small and medium capitalization issuers often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

o STOCK MARKET VOLATILITY. (All Equity Funds and High Yield Bond Fund) Stock values fluctuate in response to issuer, political, market and economic developments. In the short term, stock prices can fluctuate dramatically in response to these developments. Securities that undergo an initial public offering may trade at a premium in the secondary markets. However, there is no guarantee that a Fund will have the ability to participate in such offerings on an ongoing basis or that such offering will trade at a premium in the secondary market.

o UNDERLYING FUND RISKS. (All Allocation Funds) The ability of each Allocation Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by Accessor Capital. The value of the Underlying Funds' investments, and the net asset values ("NAV") of the shares of both the Allocation Funds and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed-income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objective of any Allocation Fund or any Underlying Fund will be achieved.

Because the Allocation Funds invest in the Underlying Funds, the Allocation Funds' shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Allocation Funds allocate to those Underlying Funds. Each Allocation Fund may invest in certain Underlying Funds that in turn invest in small capitalization companies and foreign issuers and thus are subject to additional risks, including greater volatility, changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. Each Fund may also invest in certain Underlying Funds that in turn invest in noninvestment grade fixed-income securities ("junk bonds"), which are considered speculative by traditional standards. In addition, certain Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase securities issued by real estate investment trusts ("REITs") and other issuers in the real estate industry; purchase restricted and illiquid securities; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and engage in various other investment practices. The risks presented by these investment practices are discussed in this Prospectus and in the Statement of Additional Information.




--------------------------------------------------------------------------------
                                   accessor 43

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

On the following pages is information on Accessor Capital and each Fund's Money Manager and a description of how Accessor Capital and each Money Manager is compensated for the services it provides. Each Fund paid the following management fees in fiscal year 2003 (reflected as a percentage of average net assets) to Accessor Capital and/or the Fund's Money Manager:

-------------------------------------------------------------------------------------------------------------------
                                           TOTAL ANNUAL         ANNUAL MANAGEMENT FEE           ANNUAL FEE
                                          MANAGEMENT FEES        TO ACCESSOR CAPITAL          TO MONEY MANAGER
                                       (AS A PERCENTAGE OF       (AS A PERCENTAGE OF        (AS A PERCENTAGE OF
                                        DAILY NET ASSETS)         DAILY NET ASSETS)          DAILY NET ASSETS)
FUND                                   FOR FISCAL YEAR 2003      FOR FISCAL YEAR 2003       FOR FISCAL YEAR 2003
-------------------------------------------------------------------------------------------------------------------
Growth                                         0.56%                     0.45%                      0.11%
Value                                          0.55                      0.45                       0.10
Small to Mid Cap                               0.96                      0.60                       0.36
International Equity                           0.92                      0.55                       0.37
High Yield Bond                                0.63                      0.36                       0.27
Intermediate Fixed-Income                      0.44                      0.33                       0.11
Short-Intermediate Fixed-Income                0.38                      0.33                       0.05
Mortgage Securities                            0.55                      0.36                       0.19
U.S. Government Money                          0.08                      0.08                       0.00
Allocation Funds                               0.10                      0.10                       0.00
-------------------------------------------------------------------------------------------------------------------

MANAGER & Administrator Accessor Capital Management LP, 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101

Each Fund is a portfolio of Accessor Funds, Inc. ("Accessor Funds"), a Maryland corporation. Accessor Capital develops the investment programs for the Funds, selects the Money Managers for the Underlying Funds, and monitors the performance of the Money Managers. In addition, Accessor Capital directly invests the assets of the U.S. Government Money Fund and the Allocation Funds.
J. Anthony Whatley, III, is the Executive Director of Accessor Capital. Ravindra
A. Deo, Vice President and Chief Investment Officer of Accessor Capital, is primarily responsible for the day-to-day management of the Funds either directly or through interaction with each Fund's Money Manager. Mr. Deo is also responsible for managing the liquidity reserves of each Fund. The Securities and Exchange Commission issued an exemptive order that allows Accessor Funds to change a Fund's Money Manager without shareholder approval, as long as, among other things, the Board of Directors has approved the change in Money Manager and Accessor Funds has notified the shareholders of the affected Fund within 60 days of the change.

Each Fund pays Accessor Capital an annual management fee for providing management and administration services equal to the percentage shown above under "Annual Management Fee to Accessor Capital" of each Fund's average daily net assets.

Each Fund has also hired Accessor Capital to provide transfer agent, registrar, dividend disbursing agent and certain other services to the Funds. For providing these services, Accessor Capital receives (i) a fee equal to 0.15% of the average daily net assets of the Growth, Value, Small to Mid Cap and International Equity Funds, 0.13% of the average daily net assets of the High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income, Mortgage Securities Funds, and 0.05% of the average daily net assets of the U.S. Government Money Fund and (ii) a transaction fee of $0.50 per transaction. The Allocation Funds pay no fees for transfer agent or administrative services.

DISTRIBUTOR ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, CO 80202

ALPS  Distributors,  Inc.  ("Distributor")  is the  distributor  of the Accessor
Funds.



--------------------------------------------------------------------------------
                                   accessor 44

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
GROWTH FUND|
-----------|

MONEY MANAGER  Enhanced Investments Technologies, 2401 PGA Boulevard, Suite 100,
               Palm Beach Gardens, Florida 33410

Enhanced Investments Technologies ("INTECH") has managed the Growth Fund since March 1, 2004. Founded in 1987, INTECH has approximately $14.3 billion in assets under management as of December 31, 2003.

No one person on the investment team is primarily responsible for implementing the investment strategies of the Growth Fund. The team of investment professionals at INTECH works together to implement the mathematical portfolio management process. E. Robert Fernholz is Chief Investment Officer of INTECH. Dr. Fernholz joined INTECH in June of 1987, and was formerly Director of Research at Metropolitan Securities. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. He has held various academic positions in Mathematics and Statistics at Princeton University, City University of New York, Universidad de Buenos Aires, and University of Washington. Dr. Fernholz published a paper in the May 1982 Journal of Finance that became the basis for INTECH's portfolio process. He has 21 years of investment experience.

Effective January 1, 2005, as compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate of 0.45% of the aggregate daily net assets of the Fund.

Prior to January 1, 2005, the compensation structure provided for the Money Manager to earn a management fee at the annual rate of 0.20% of the Fund's average daily net assets for the first four complete calendar quarters commencing on March 1, 2004 and ending on March 31, 2005. Beginning with the fifth calendar quarter (starting on April 1, 2005), the Money Manager would have earned a management fee that consisted of a performance fee calculated based on the percentage amount by which the Fund's performance exceeded or trailed that of its benchmark index. The Statement of Additional Information contains more information on the prior management fee structure.


--------------------------------------------------------------------------------
                                   accessor 45

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
VALUE FUND|
----------|

MONEY MANAGER    Wellington Management Company, LLP, 75 State Street, Boston, MA
                 02109

Wellington Management has managed the Value Fund since January 10, 2001. Founded in 1928, Wellington Management has approximately $394 billion of assets under management as of December 31, 2003.

Doris T. Dwyer is the Portfolio Manager responsible for the day to day management of the Fund. Ms. Dwyer has been with Wellington Management since 1998. Ms. Dwyer relies on fundamental research provided by Wellington Management's Global Industry Analysts.

Effective January 1, 2005, as compensation for the Money Manager's service, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate of 0.25% of the aggregate daily net assets of the Fund. The Money Manager contractually agrees to waive the portion of such Money Manager Fee due to the Money Manager in excess of an annual rate of 0.10% of the daily net assets of the Fund, computed daily and paid quarterly, for the period from January 1, 2005 through December 31, 2005.

Prior to January 1, 2005, the Money Manager earned a management fee that consisted of a basic fee and a performance fee. The basic fee was equal to an annual rate of 0.10% of the Fund's average daily net assets over the period which performance was measured. The performance fee was calculated based on the percentage amount by which the Fund's performance exceeded or trailed that of its benchmark index. The Statement of Additional Information contains more information on the prior management fee structure.





--------------------------------------------------------------------------------
                                   accessor 46

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
SMALL TO MID CAP FUND|
---------------------|

MONEY MANAGER  SSgA Funds Management, Inc., One Lincoln Street, Boston, MA 02111

SSgA has managed the Small to Mid Cap Fund since June 1, 2001. SSgA is a recently created subsidiary of State Street Corporation, and is one of the companies of the State Street Global Advisors division which was started in 1978. SSgA manages approximately $92 billion in assets as of December 31, 2003.

SSgA uses a team approach in managing the Accessor Small to Mid Cap Fund. A team of investment professionals work together in a cohesive manner to develop and enhance the techniques that drive the investment process for the strategy employed for the Small to Mid Cap Fund. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for day-to-day implementation. The team approach also enables portfolio managers to draw upon the resources of other groups within SSgA. Ric Thomas, CFA and senior portfolio manager, is primarily responsible for the day-to-day management and investment decisions for the Small to Mid Cap Fund. Mr. Thomas is a Principal of SSgA and a Portfolio Manager, a position he has held since joining State Street in 1998. Prior to joining State Street in 1998, he was a quantitative analyst on the portfolio construction team at Putnam Investments. Previously, Mr. Thomas was an assistant economist at the Federal Reserve Bank of Kansas City. Mr. Thomas has been working in the investment management field since 1990.

Effective January 1, 2005, as compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate of 0.35% of the aggregate daily net assets of the Fund.

Prior to January 1, 2005, the Money Manager earned a management fee that consisted of a performance fee calculated based on the percentage amount by which the Fund's performance exceeded or trailed that of its benchmark index. The Statement of Additional Information contains more information on the prior management fee structure.






--------------------------------------------------------------------------------
                                   accessor 47

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND|
-------------------------|

MONEY MANAGER    J.P. Morgan Fleming Asset Management (London) Ltd., Finsbury
                 Dials, 20 Finsbury London, England EC2Y9AQ

Founded in 1960, JPMorgan Fleming has managed the Fund since January 7, 2002. JPMorgan Fleming and its affiliates have approximately $559 billion of assets under management as of December 31, 2003.

JPMorgan Fleming uses a team approach in managing the International Equity Fund. A team of experienced senior investors based in London is responsible for implementing the investment strategies for the International Equity Fund. This team of senior investors works closely with the other investment professionals that comprise the Global Portfolios Group and is supported by a global network of over 150 investment professionals that are located in more than 30 countries worldwide. Howard Williams is a managing director and Head of the Global
Portfolios Group, based in London. He has been an employee of JPMorgan Fleming since 1994. Prior to becoming the Head of the Global Portfolios Group, Mr.
Williams was a senior portfolio manager in the Global Portfolios Group. Mr. Williams holds an MA in Geography from Cambridge University.

James Fisher has responsibility as the lead investor for the EAFE business. Mr. Fisher has a BA (Hons) Latin from Reading University. Mr. Fisher is a managing director and senior portfolio manager in the Global Portfolios Group, based in London, with responsibility for EAFE Plus funds. He has been an employee of JPMorgan Fleming since 1985; Mr. Fisher was previously based in Hong Kong as a portfolio manager in the Global Group responsible for European markets and prior to this, a portfolio manager investing in the UK.

Effective January 1, 2005, as compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate as set forth below of the aggregate daily net assets of the Fund:

              0.50% on the first $50,000,000
              0.45% on the next $150,000,000
              0.40% above $150,000,000

Prior to January 1, 2005, the Money Manager earned a management fee that consisted of a basic fee and a performance fee. The basic fee was equal to an annual rate of 0.20% of the Fund's average daily net assets over the period which performance was measured up to a maximum of $400,000 annualized. The performance fee was calculated based on the percentage amount by which the Fund's performance exceeded or trailed that of its benchmark index. The Statement of Additional Information contains more information on the prior management fee structure.


--------------------------------------------------------------------------------
                                   accessor 48

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND|
--------------------|

MONEY  MANAGER     Financial Management Advisors, LLC, 1900 Avenue of the Stars,
                   Suite 900, Los Angeles, California 90067

FMA has managed the High Yield Bond Fund since May 1, 2000. Founded in 1985, FMA has approximately $1.4 billion of assets under management as of December 31, 2003.

FMA uses a team approach in managing the High Yield Bond Fund. Kenneth D. Malamed and Steven S. Michaels are primarily responsible for the day-to-day management of the Fund. Mr. Malamed, President and Chief Investment Officer, founded FMA in 1985. In 1992, the assets, operations and client base of FMA were acquired by Wertheim Schroder Investment Services, Inc. (later renamed Schroder Wertheim Investment Services, Inc.), where Ken Malamed served as Managing Director, Director of Fixed-Income and Chairman of the Credit Committee. In November 1995, Mr. Malamed terminated his association with Schroder Wertheim. In December of 1995, he re- established FMA and continued on with a portion of the investment advisory business. Mr. Michaels, Senior Vice President and Managing Director of High Yield Fixed Income, joined FMA in 1991. He was Senior High Yield Credit Analyst at Schroder Wertheim Investment Services, Inc. from 1992 to 1995. He continued on with Mr. Malamed in January 1996 at the reestablished FMA.

Effective January 1, 2005, as compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate of 0.25% of the aggregate daily net assets of the Fund.

Prior to January 1, 2005, the Money Manager earned a management fee that consisted of a basic fee and a performance fee. The basic fee was equal to an annual rate of 0.07% of the Fund's average daily net assets over the period which performance was measured. The performance fee was calculated based on the percentage amount by which the Fund's performance exceeded or trailed that of its benchmark index. The Statement of Additional Information contains more information on the prior management fee.






--------------------------------------------------------------------------------
                                   accessor 49

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME FUND      |
SHORT-INTERMEDIATE FIXED-INCOME FUND|
------------------------------------|

MONEY MANAGER    Cypress Asset Management, 26607 Carmel Center Place, Suite 101,
                 Carmel, CA 93923

Cypress has managed the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund since September 21, 1998. Founded in 1995, Cypress has approximately $535 million in assets under management as of December 31, 2003.

Mr. Xavier Urpi, President and Chief Investment Officer, is primarily responsible for the day-to-day management and investment decisions and is assisted by Mr. Michael Banyra, Managing Director. Mr. Urpi founded Cypress in 1995. Prior to that, Mr. Urpi was at Smith Barney Capital as a Director of Fixed-Income from March 1989 to September 1995. Mr Banyra joined Cypress in April 1999 as Managing Director. Previously, Mr. Banyra was employed at Ark Asset Management Company (formerly known as Lehman Management Company) since 1986, most recently as Senior Manager from 1996 to 1999.

Effective January 1, 2005, as compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate of 0.10% of the aggregate daily net assets of each Fund.

Prior to January 1, 2005, the Money Manager earned a management fee that consisted of a basic fee and a performance fee. The basic fee was equal to an annual rate of 0.05% of the Fund's average daily net assets over the period which performance was measured. The performance fee was calculated based on the percentage amount by which the Fund's performance exceeded or trailed that of its benchmark index. The Statement of Additional Information contains more information on the prior management fee.



--------------------------------------------------------------------------------
                                   accessor 50

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND|
------------------------|

MONEY MANAGER   BlackRock Financial Management, Inc., 345 Park Avenue, New York,
                NY 10154

BlackRock or its predecessors have managed the Mortgage Securities Fund since May 18, 1992. Founded in 1988, BlackRock has approximately $309 billion in assets under management as of December 31, 2003.

BlackRock's Investment Strategy Group has primary responsibility for setting the broad investment strategy and for overseeing the ongoing management of all client portfolios. Mr. Andrew J. Phillips, Managing Director, is primarily responsible for the day-to-day management and investment decisions for the Mortgage Securities Fund. Mr. Phillips' primary responsibility is the management of the firm's investment activities in fixed-rate mortgage securities, including pass-throughs and CMOs. He directs the development of investment strategy and coordinates execution for all client portfolios. Prior to joining BlackRock in 1991, Mr. Phillips was a portfolio manager at Metropolitan Life Insurance Company.

Effective January 1, 2005, as compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate as set forth below of the aggregate daily net assets of the Fund:

              0.25% of the first $100,000,000
              0.20% of the next $100,000,000
              0.15% above $200,000,000

Prior to January 1, 2005, the Money Manager earned a management fee that consisted of a basic fee and a performance fee. The basic fee was equal to an annual rate of 0.07% of the Fund's average daily net assets over the period which performance was measured. The performance fee was calculated based on the percentage amount by which the Fund's performance exceeded or trailed that of its benchmark index. The Statement of Additional Information contains more information on the prior management fee.

--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND & ALLOCATION FUNDS|
---------------------------------------------|

MANAGER Accessor Capital Management LP, 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101

Accessor Capital has managed the U.S. Government Money Fund directly since September 7, 1994. Accessor Capital was founded in 1991 and has approximately $2.1 billion in assets under management as of December 31, 2003.

Accessor Capital directly invests the assets of the U.S. Government Money Fund and the Allocation Funds. Accessor Capital receives no additional fee beyond its management fee, as previously described, for these services.


In May 2004, the Accessor Funds (the "Funds") received a document and information request from the staff of the Ft. Worth District Office of the SEC in connection with a sweep examination relating to performance fees charged by investment advisers. The Funds voluntarily responded to the staff's request in June 2004, and subsequently provided additional follow-up information that the staff requested. The staff has informed the Funds and Accessor Capital Management ("ACM") that the staff believes that performance and base fees for the Funds have been calculated in violation of certain requirements of Section 205 and Rules 205-1 and 205-2 of the Investment Advisers Act. As a result, the staff has informed us that since 1992 eight Accessor Funds have, in the aggregate, paid the Funds' subadvisers higher advisory fees than permitted by the Section and Rules. The staff has informed the Funds and ACM that it intends to recommend that the SEC institute an action against ACM (but not the Funds) based on these overcharges and related disclosures. The staff has also informed the Funds and ACM that it intends to seek to recover the overcharges from the subadvisers that received the fees. The Funds and ACM have cooperated with the staff's inquiry, and continue to discuss resolution of these matters with the staff. At this time it is not known whether an action will be instituted by the SEC, what the final outcome of these discussions may be and what, if any, impact to the Funds and/or their shareholders there will be if the SEC proceeds with its attempts to recoup the alleged overcharges from the Funds' subadvisers. However, the staff has not indicated that the Funds would be liable for any amount in connection with this matter.


================================================================================
                                   accessor 51

================================================================================
                      A CLASS AND C CLASS SHARES - GENERAL
--------------------------------------------------------------------------------

The Funds offer four classes of shares: Investor Class, Advisor Class, A Class and C Class Shares to the public, through the Distributor. The U.S. Government Money Fund also offers Institutional Class Shares. A Class and C Class Shares are the only classes offered in this prospectus. Investor, Institutional and Advisor Class Shares are offered through separate prospectuses. Each share class of a Fund represents investments in the same portfolio of securities, but each share class will differ principally in terms of sales charges and on-going expenses, allowing you to choose the share class that best meets your current investment needs.

A Class Shares and C Class Shares are designed for people investing through a third party, such as a bank, broker- dealer, a financial adviser, or in a 401(k) or other retirement plan. Third parties may impose policies or fees which are different from those described below. The services or share classes available to you may vary depending upon how you wish to purchase shares of a Fund. WHEN YOU PURCHASE SHARES OF A FUND, YOU MUST CHOOSE A SHARE CLASS. IF NO SHARE CLASS IS CHOSEN, THE TRANSFER AGENT WILL REJECT YOUR INVESTMENT.

When choosing a share class you should consider the following:

o    How long you expect to own the shares;

o    How much you intend to invest;

o    Total expenses associated with owning shares of each class;

o Whether you qualify for any reduction or waiver of sales charges (for example, A Class Shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver); and

o Whether you plan to take any distribution in the near future (for example, the contingent deferred sales charge is waived when taken through a systematic withdrawal plan).

A CLASS SHARES may be appropriate for investors who prefer to pay a Fund's sales charge up front, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon.

C CLASS SHARES may be appropriate for investors who wish to avoid paying a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter-term investment horizon.

EACH INVESTOR'S FINANCIAL CONSIDERATIONS ARE DIFFERENT. YOU SHOULD SPEAK WITH YOUR FINANCIAL ADVISER TO HELP YOU DECIDE WHICH SHARE CLASS IS BEST FOR YOU.

Sales personnel may receive different compensation for selling each share class. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

--------------------------------------------------------------------------------
A CLASS SHARES- GENERAL|
-----------------------|

o SALES CHARGES FRONT-END SALES CHARGE. A Class Shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

FOR EQUITY FUNDS:

--------------------------------------------------------------------------------
                       SALES CHARGE      SALES CHARGE AS       BROKER-DEALER
                      DEDUCTED AS A %      A % OF YOUR       COMMISSIONS AS A %
YOUR INVESTMENT       OFFERING PRICE      NET INVESTMENT     OF OFFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000         5.75%               6.10%                5.00%
$50,000 -$99,999          4.75%               4.99%                4.00%
$100,000 - $249,999       4.00%               4.17%                3.25%
$250,000 - $499,999       3.00%               3.09%                2.25%
$500,000 - $999,999       2.00%               2.04%                1.50%
$1 million or more*       0.00%               0.00%            up to 1.00%**
--------------------------------------------------------------------------------
*A 1.00% CDSC MAY BE CHARGED ON ANY SHARES SOLD WITHIN 24 MONTHS OF PURCHASE. **THE DISTRIBUTOR MAY PAY AN UPFRONT COMMISSION TO FINANCIAL INTERMEDIARIES ON SALES OF $1 MILLION OR MORE OF UP TO 1.00%. CONSULT THE STATEMENT OF ADDITIONAL INFORMATION FOR ADDITIONAL INFORMATION ON A CLASS SHARES DEALER CONCESSIONS.
--------------------------------------------------------------------------------
                                   accessor 52

================================================================================
                      A CLASS AND C CLASS SHARES - GENERAL
--------------------------------------------------------------------------------

FOR FIXED-INCOME FUNDS (EXCEPT THE U.S. GOVERNMENT MONEY FUND):

--------------------------------------------------------------------------------
                        SALES CHARGE      SALES CHARGE AS      BROKER-DEALER
                       DEDUCTED AS A %      A % OF YOUR      COMMISSIONS AS A %
YOUR INVESTMENT        OFFERING PRICE      NET INVESTMENT    OF OFFERING PRICE
--------------------------------------------------------------------------------
Less than $100,000         4.75%               4.99%               4.00%
$100,000 - $249,999        4.00%               4.17%               3.25%
$250,000 - $499,999        3.00%               3.09%               2.25%
$500,000 - $999,999        2.00%               2.04%               1.50%
$1 million or more*        0.00%               0.00%           up to 1.00%**
--------------------------------------------------------------------------------
*A 1.00% CDSC MAY BE CHARGED ON ANY SHARES SOLD WITHIN 24 MONTHS OF PURCHASE. **THE DISTRIBUTOR MAY PAY AN UPFRONT COMMISSION TO FINANCIAL INTERMEDIARIES ON SALES OF $1 MILLION OR MORE OF UP TO 1.00%. CONSULT THE STATEMENT OF ADDITIONAL INFORMATION FOR ADDITIONAL INFORMATION ON A CLASS SHARES DEALER CONCESSIONS.
--------------------------------------------------------------------------------

YOU MUST LET YOUR INVESTMENT DEALER AND ACCESSOR FUNDS OR THE TRANSFER AGENT KNOW AT THE TIME YOU PURCHASE A CLASS SHARES THAT YOU QUALIFY FOR A REDUCTION IN THE INITIAL SALES CHARGE. TO HAVE YOUR A CLASS SHARES SALES CHARGE, IF ANY, WAIVED, YOU MUST LET YOUR INVESTMENT DEALER AND ACCESSOR FUNDS OR THE TRANSFER AGENT KNOW AT THE TIME YOU REDEEM YOUR SHARES THAT YOU QUALIFY FOR SUCH A WAIVER.

o    ELIMINATING THE SALES CHARGES

U.S. GOVERNMENT MONEY FUND: You will not pay an initial sales charge on direct purchases of A Class Shares of the U.S. Government Money Fund. However, should you exchange or transfer out of the A Class Shares of the U.S. Government Money Fund into A Class Shares of another Fund, you will be subject to an initial sales charge upon the transfer or exchange.

CERTAIN DEFINED CONTRIBUTION PLANS: Employer-sponsored defined contribution-type plans, including certain 403(b) plans, investing $1 million or more and with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the Accessor Funds, may invest with no sales charge and are not subject to a contingent deferred sales charge. Also exempt are investments made through retirement plans, endowments or foundations with $50 million or more in assets. Retirement and benefit plans include qualified and non-qualified retirement plans, deferred compensation plans and certain other retirement, savings or benefit plans, excluding traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPS, SAR-SEPS, SIMPLE IRAs, and individual 403(b) plans.

FEE-BASED INVESTMENT PROGRAMS: Purchases made by or on behalf of financial intermediaries or their trading agents that have entered into arrangements with Accessor Funds or the Distributor specifically for such purchases for clients participating in a fee-based investment program (subject to all its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which the client pays an asset based fee for investment advisory, administrative and/or brokerage services to the financial intermediary.


OTHER INVESTORS: Certain other investors may qualify to purchase Fund shares without a sales charge, such as employees of broker-dealer firms and registered investment advisors that have entered into a selling agreement with the Distributor or who are otherwise authorized to sell Accessor Funds, employees of banks that are affiliated with such broker-dealer firms, current and former directors of Accessor Funds, and employees of Accessor Capital. Please see the Statement of Additional Information for more information.

You will not pay an initial sales charge on shares purchased by reinvesting dividends and distributions, when using the reinstatement privilege, or when a merger, consolidation or acquisition of assets of an Accessor Fund occurs.

Financial intermediaries may receive commissions or other concessions on investments made in A Class Shares with no initial sales charge, which are paid from various sources, such as from any CDSC and distribution and service fees or from the Distributor. These commissions and concessions are described herein and in the Statement of Additional Information. The Funds may reimburse the Distributor for some or all of these payments through its Plans of Distribution (see below). Financial intermediaries may impose other limitations on buying, selling or transferring shares, which are not described in this Prospectus. Some features of the A Class and C Class Shares, such as investment minimums, and certain trading restrictions, may be modified or waived by financial intermediaries.


--------------------------------------------------------------------------------
                                   accessor 53

================================================================================
                      A CLASS AND C CLASS SHARES - GENERAL
--------------------------------------------------------------------------------

Financial intermediaries may receive commissions or other concessions on investments made in A Class Shares with no initial sales charge, which are paid from various sources, such as from any CDSC and distribution and service fees or from the Distributor. These commissions and concessions are described herein and in the Statement of Additional Information. The Funds may reimburse the Distributor for some or all of these payments through its Plans of Distribution (see below). Financial intermediaries may impose other limitations on buying, selling or transferring shares, which are not described in this Prospectus. Some features of the A Class and C Class Shares, such as investment minimums, and certain trading restrictions, may be modified or waived by financial intermediaries.

O    REDUCING THE SALES CHARGES

YOU MUST LET YOUR INVESTMENT DEALER AND ACCESSOR FUNDS OR THE TRANSFER AGENT KNOW AT THE TIME YOU PURCHASE A CLASS SHARES THAT YOU QUALIFY FOR A REDUCTION IN THE INITIAL SALES CHARGE. TO HAVE YOUR A CLASS SHARES SALES CHARGE, IF ANY, WAIVED, YOU MUST LET YOUR INVESTMENT DEALER AND ACCESSOR FUNDS OR THE TRANSFER AGENT KNOW AT THE TIME YOU REDEEM YOUR SHARES THAT YOU QUALIFY FOR SUCH A WAIVER.

AGGREGATING ACCOUNTS. To receive a reduced sales charge on your A Class Shares, investments made by you and your "immediate family" (your spouse and your children under the age of 21) in A Class Shares may be aggregated if made for your own account(s) and/or certain other accounts, such as:

o Trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the primary beneficiary of the trust;

o    Solely controlled business accounts and

o    Single-participant retirement plans.

RIGHT OF ACCUMULATION. A right of accumulation lets you add the value of any A Class Shares you own in a Fund (including those shares acquired through reinvestment of distributions) to the amount of your next A Class Shares investment for purposes of calculating the sales charge. You may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in A Class Shares of any of the Accessor Funds to determine your A Class Shares sales charge. Direct purchases of the U.S. Government Money Fund are excluded.

You must notify your financial adviser and Accessor Funds or the Transfer Agent at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of your financial adviser or Accessor Fund's Transfer Agent does not confirm your represented holdings.

LETTER OF INTENT. You may reduce your A Class Shares sales charges by establishing, in writing, a Letter of Intent. A Letter of Intent lets you purchase A Class Shares over a 13-month period at the same sales charge as if all shares had been purchased at once. Shares of U.S. Government Money Market Fund are excluded.

A Letter of Intent allows you to combine all non-U.S. Government Money Fund purchases of A Class Shares that you intend to make over a 13-month period, to determine the applicable sales charge; however, the Letter of Intent is to be completed based on amounts purchased, not on market value. Capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases.

To determine the applicable sales charge reduction, at your request you may also include the cost of A Class Shares in other Accessor Funds which were previously purchased at a price including a front-end sales charge during the 90- day period prior to Accessor Funds receiving the Letter of Intent. You can obtain a Letter of Intent by contacting your financial advisor or by calling Accessor Funds at (800) 759-3504.

If you do not achieve the stated investment goal within the 13 month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. If you redeem all of your A Class Shares before the 13 months is up, the Letter of Intent is automatically cancelled and the difference in the sales charge is deducted from your redemption proceeds.

CONSULT THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS ON REDUCING YOUR A CLASS SHARES' SALES CHARGE.

--------------------------------------------------------------------------------
                                   accessor 54

================================================================================
                      A CLASS AND C CLASS SHARES - GENERAL
--------------------------------------------------------------------------------
C CLASS SHARES- GENERAL|
-----------------------|

You will not pay a front-end sales charge when you buy C Class Shares of a Fund. All of your money is invested upon your purchase of the shares.

The offering price for C Class Shares is their net asset value, without a front-end sales charge. However, there is a contingent deferred sales charge ("CDSC") of 1.00% on shares that you sell within one year of the date of purchase. Any shares held for more than one year will not be subject to a CDSC. The holding period for determining the CDSC will continue to run after an exchange to C Class Shares of another Fund.

--------------------------------------------------------------------------------
MORE ON CDSC|
------------|

The CDSC is a sales charge that you pay when you redeem certain Fund shares. The
CDSC:

o    Is calculated based on the number of shares you are selling;

o Is based on either your original purchase price or the then current net asset value of the shares being sold, whichever is lower;

o Is deducted from the proceeds of the redemption, not from the amount remaining in your account; and

o If a CDSC is applicable, applies to redemptions made through the date 24 months after the date on which your purchase was accepted for A Class Shares and applies to redemptions made through the date one year after the date on which your purchase was accepted for C Class shares.

A CDSC regardless of class will not be charged on (i) increases in net asset value above the purchase price or (ii) shares you acquired by reinvesting your dividends or capital gains distributions. To keep your CDSC as low as possible, each time that you place a request to sell shares, we will first sell any shares in your account that are no longer subject to the CDSC.

o ELIMINATING THE CDSC If your investment qualifies for a reduction or elimination of the CDSC as described below, you or your financial intermediary should notify the Funds' Transfer Agent, at the time of the purchase. If the Transfer Agent is not notified at the time of purchase, the CDSC will apply. As long as the Transfer Agent is notified at the time you purchase your shares, the CDSC for such shares may generally be eliminated to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); where shares were purchased through a financial intermediary who did not receive advance sales payments or commissions; to make payments through Accessor Funds' systematic withdrawal plan; or due to shareholder death or disability. If you think you may be eligible for a CDSC elimination, contact your financial intermediary or Accessor Funds. Check the SAI for additional details.

DISTRIBUTION AND SERVICE ARRANGEMENTS

o DISTRIBUTION AND SERVICE PLANS. Accessor Funds has adopted Distribution and Service Plans (Rule 12b-1 Plans) under which it may finance activities primarily intended to sell shares, to pay for marketing and other fees to support the sale and distribution of A Class Shares and C Class Shares and certain services provided to you by your financial intermediary, provided the categories of expenses are approved in advance by the Accessor Fund's Board of Directors and your financial intermediary is permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan. These annual distribution and service fees may equal up to 0.25% for the Fixed-Income Funds A Class Shares, up to 0.35% for the Equity Funds' A Class Shares and up to 1.00% for C Class Shares, and are paid out of the assets of the Funds' A Class or C Class Shares. For both share classes, up of 0.25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The amount remaining for each share class may be used for distribution expenses. These fees may not be paid where tracking data is not available for certain accounts or where the authorized institution waives part of the compensation. In such cases, the payment of any otherwise applicable CDSC may not be required.

--------------------------------------------------------------------------------
                                   accessor 55

================================================================================
                      A CLASS AND C CLASS SHARES - GENERAL
--------------------------------------------------------------------------------

Each class of shares pays distribution fees and service fees either to the Distributor, which may pay some or all of these fees to financial intermediaries for sales and distribution-related activities and providing non-distribution related shareholder services or directly to financial intermediaries.

Generally, the 12b-1 fees are paid to financial intermediaries on a monthly basis. The Distributor retains the first year of such fees where the Distributor pays financial intermediaries the annual 12b-1 fee upon initial purchase of C Class Shares or for investments over $1 million in the A Class Shares. The Distribution and Service Plan recognizes that Accessor Capital may use its management or administrative fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Fund shares and/or shareholder support services and may be in the form of cash, or if permitted, non-cash payments.

Because 12b-1 fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost and reduce the return of your investment. The higher fees for C Class Shares may cost you more over time than paying the initial sales charge for A Class Shares and a lower on-going 12b-1 fee.

o OTHER COMPENSATION TO DEALERS The Distributor may pay or sponsor informational meetings for dealers as described in the statement of additional information. The Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay additional concession to a dealer who sells a minimum dollar amount of Accessor Fund shares. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares.

o ACM ADMINISTRATIVE PLAN. Accessor Funds has adopted an ACM Administrative Plan with respect to shares of the U.S. Government Money Fund. Pursuant to the ACM Administrative Plan, Accessor Funds will pay Accessor Capital for certain administrative, informational and support services to investors who may from time to time beneficially own U.S. Government Money Fund shares either directly or through omnibus accounts. The maximum annual amount payable to Accessor Capital is 0.25% of the average daily net assets of the shares of the U.S. Government Money Fund, provided, however, that the U.S. Government Money Fund shall not directly or indirectly pay any distribution or non-distribution related amounts for the A Class Shares or C Class Shares that will be allocated under the Accessor Funds' Distribution and Service Plans.

























--------------------------------------------------------------------------------
                                   accessor 56

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
WHERE TO PURCHASE|
-----------------|

o FINANCIAL INTERMEDIARIES. Fund Shares may be purchased through financial intermediaries, such as banks, broker-dealers, registered investment advisers and providers of fund supermarkets. In certain cases, a Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. The order will be priced at the next calculated net asset value per share ("NAV") after receipt of the order. Financial intermediaries are responsible for transmitting accepted orders of the Funds within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Funds. These financial intermediaries  may also  charge  transaction,  administrative  or other fees to shareholders, and may impose other limitations on buying, selling or transferring shares, which are not described in this Prospectus. Some features of the Fund Shares, such as investment minimums and certain trading restrictions, may be modified or waived by financial intermediaries. Shareholders should contact their financial intermediary for information on fees and restrictions.

o DIRECT. Investors may purchase Fund Shares directly from Accessor Funds for no sales charge or commission.

o "STREET NAME" ACCOUNTS. If your shares are held in a "street name" account at an investment dealer, that dealer (and not Accessor Funds or the Transfer Agent) will perform all recordkeeping, transaction processing and distribution payments. Because Accessor Funds will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes to your account, or to obtain account information. You will not be able to utilize a number of shareholder features directly with Accessor Funds. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with Accessor Funds involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

--------------------------------------------------------------------------------
HOW TO PURCHASE|                                   |Shares  of the Funds may not
---------------|                                   |be  purchased  on days  when
                                                   |the  NYSE  is   closed   for
Not all  Accessor  Funds may be  offered in your   |trading:   New  Year's  Day,
state of residence. Contact your financial |Martin Luther King, Jr. Day, intermediary or the Transfer Agent to ensure |Presidents Day, Good Friday, that the Fund you want to purchase is offered in |Memorial Day, Independence
your state of residence.                           |Day, Labor Day, Thanksgiving
                                                   |Day and Christmas Day.
Normally your financial intermediary will send ----------------------------- your purchase requests to Accessor Funds' Transfer Agent. Purchase orders are accepted on each business day that the NYSE is open and must be received in good order. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s), allocation of investment, class of shares, and signature of authorized signer. You must let the Transfer Agent know at the time you purchase A Class Shares that you qualify for a reduction in the initial sales charge. In accordance with the USA PATRIOT Act, if you fail to provide all of the required information requested in the current account application, your purchase order will not be processed. The Transfer Agent, on behalf of Accessor Funds and the Distributor, is required by law to obtain certain personal information from you or persons acting on your behalf in order to verify your or such person's identity. If you do not provide the information, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity or that of another person(s) authorized to act on your behalf, or if it believes it has identified potential criminal activity, Accessor Funds and the Distributor reserve the right to close your account or take any other action they deem reasonable or required by law.

The order will be priced at the next calculated offering price, which is the net asset value per share ("NAV") plus any initial sales charge that applies after receipt of the order by the Transfer Agent. In certain cases, a Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. Financial intermediaries are responsible for transmitting accepted orders of the Funds within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Funds.

Requests must be received prior to the close of the NYSE, normally 4:00 p.m. Eastern time, except the U.S. Government Money Fund. If the Transfer Agent receives a purchase order for shares of U.S. Government Money Fund on any

--------------------------------------------------------------------------------
                                   accessor 57

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------

business day marked "Same Day Settlement" and the invested monies are received via fed-funds wire before 5:00 p.m. Eastern time on the same day, the investor will be entitled to receive that day's dividend. To allow Accessor Capital to manage the U.S. Government Money Fund most effectively, investors are encouraged to execute as many trades as possible before 3:00 p.m. Eastern time. For all purchase orders not marked "Same Day Settlement," the Transfer Agent must receive payment for shares by 12:00 p.m. Eastern time on the business day following the purchase request. The Funds may restrict or close an account when necessary or appropriate to comply with anti-money laundering laws. All purchases must be made in U.S. dollars. Purchases may be made in any of the following ways:

o BY CHECK. Checks made payable to "Accessor Funds, Inc." and drawn on a U.S. bank should be mailed with the completed application or with the account number and name of Fund noted on the check to:
                        Accessor Funds, Inc.
                        Attn: Shareholder Services
                        P. O. Box 1748
                        Seattle, WA 98111-1748

Neither initial nor subsequent investments should be made by third party check. At least one name on the account on which the check is drawn must match the registration of your account at Accessor Funds. If you pay with a check that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each Fund or the Transfer Agent, and the Fund can redeem shares you own in this or another identically registered Accessor Fund account as reimbursement. Each Fund and its agents have the right to cancel any purchase, exchange, or redemption due to nonpayment.

o BY FEDERAL FUNDS WIRE. Wire instructions can be obtained from the Operations Department at the Transfer Agent at (800) 759-3504 and must be accompanied or preceded by a trade sheet.

o BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may purchase Investor Class Shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests.

o BY AUTOMATIC INVESTMENT PLAN. Shareholders may establish an Automatic Investment Plan (AIP) with Accessor Capital whereby investments in any of the Accessor Funds are made automatically on a regularly basis (e.g., bimonthly, monthly, quarterly). You may authorize regular electronic transfers of $100 or more from your bank checking account to purchase shares of one or more Accessor Funds based on instructions provided to Accessor Capital. To enroll in the AIP, fill out and sign the Electronic Funds Transfer Form and mail or fax (206-224-4274) the completed form to Accessor Funds 15 days prior to the initial purchase.

o BY PURCHASES IN KIND. Under some circumstances, the Funds may accept securities as payment for Fund Shares. Such securities would be valued the same way the Funds' securities are valued (see "Valuation of Securities"). Please see "Additional Purchase and Redemption Information" in the Statement of Additional Information for further information.

o PORTFOLIO REBALANCING. Your financial intermediary may provide one or more Model Investment Portfolios. Your financial intermediary may develop various investment models utilizing the Accessor Funds that will designate how, on a percent basis, the total value of your Accessor Funds holdings should be rebalanced, and at what frequency, quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your Accessor Funds for shares of the same class of one or more other Accessor Funds in your account. The Transfer Agent must receive requests to participate, make changes or cancel in good order from your financial intermediary at least five business days prior to the next rebalancing date. You may realize taxable gains from these exchanges. Accessor Funds may modify, suspend or terminate the program at any time on 60 days prior written notice.

--------------------------------------------------------------------------------
IRA/SIMPLE IRA/ROTH IRA/COVERDELL EDUCATION SAVINGS ACCOUNT PLANS|
-----------------------------------------------------------------|

Investors may purchase Fund shares through an Individual, SIMPLE, Roth or Educational Retirement Custodial Account Plan. An IRA, Roth IRA or Educational IRA account with an aggregate balance of less than $10,000 across all Funds on December 31 of any year may be assessed a $25.00 fee. Copies of an IRA, Roth IRA or Educational IRA Plan may be obtained from Accessor Capital by calling (800) 759-3504.

--------------------------------------------------------------------------------
                                   accessor 58

================================================================================
                       PURCHASING FUND SHARES
--------------------------------------------------------------------------------

                                                        INVESTMENT MINIMUMS
-------------------------------------------------------------------------------------------------------------------------------
REGULAR ACCOUNTS                                               |                        RETIREMENT ACCOUNTS
-------------------------------------------------------------------------------------------------------------------------------
INITIAL INVESTMENT                                             |   INITIAL INVESTMENT
One Fund only:             $5,000                              |   Traditional IRA/Roth IRA/  $2,000 aggregated among the Funds
Multiple Funds:            $10,000 aggregated among the Funds  |   SIMPLE/Coverdell:
Automatic Investment Plan: $100 per Fund                       |   Automatic Investment Plan: $100 aggregated among the Funds
-------------------------------------------------------------------------------------------------------------------------------
                                                 MAXIMUM INVESTMENT C CLASS SHARES
                            $1 million per transaction per investor or less if broker-dealer limits apply
-------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENT(S) all accounts:                         |   $100 per Fund
Automatic Investment Plan:                                     |   $100 per transaction
-------------------------------------------------------------------------------------------------------------------------------

The initial investment must be accompanied by an appropriate account application. Accessor Funds reserves the right to increase or decrease the minimum amount or maximum amount required to open and maintain an account, or to add to an existing account, without prior notice. Accessor Fund may accept smaller purchase amounts (e.g., 401(k) plans, transfers in from trustees or the correction of errors) or reject any purchase order it believes may disrupt the management of the Funds. See the Statement of Additional Information for more information.


--------------------------------------------------------------------------------
SHARE PRICING|
-------------|

Investors purchase shares of a Fund at the offering price, which for the A Class Shares is the NAV plus any applicable sales charges, and C Class Shares is its NAV. The NAV for each class is calculated by adding the value of Fund assets attributable to that class, subtracting Fund liabilities attributable to the class, and dividing by the number of outstanding class shares. While the assets of each class are invested in a single portfolio of securities, the NAV for each class will differ because the classes have different ongoing distribution fees and other expenses. The NAV is calculated each day that the NYSE is open for business. The Funds generally calculate their NAV at the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time, except for the U.S. Government Money Fund and the Allocation Funds, which calculate their NAV at 5:00 p.m. Eastern time each day the NYSE is open. If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Shares are purchased at the offering price that is next calculated after purchase requests are received by the Funds in good order. A Class Shares and C Class Shares may also be subject to a CDSC on redemptions (see A Class and C Class Shares - General, above). The net asset value may be published daily in the business section of many major newspapers. If you have access to the Internet, you also can check net asset value on the Accessor web site (www.accessor.com).

--------------------------------------------------------------------------------
ACCESSOR FUNDS INTERNET WEBSITE|
-------------------------------|

You can obtain information about Accessor Funds on the Accessor Funds internet website at www.accessor.com. Additionally, your financial intermediary may arrange for you to view your account information over the internet with a password protected login. If your Accessor Funds shares are held through a third-party fiduciary or in an omnibus registration at a bank or brokerage firm this service may not be available. To obtain account information online, you must first obtain a user I.D. and password. Contact your financial intermediary for more information. At times, the website may be inaccessible or its account viewing features may be unavailable.

--------------------------------------------------------------------------------
MARKET TIMING/EXCESSIVE TRADING|
-------------------------------|

Short-term or excessive trading into and out of a Fund may harm performance by disrupting portfolio management strategies and by increasing expenses.

The Funds (or Accessor Capital, on behalf of the Funds) may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a Fund per calendar year. In addition, the Funds or Accessor Capital may restrict or refuse purchases or exchanges by market timers or investors who, in the Funds' or Accessor Capital's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that Fund. You may be considered a market timer or excessive trader if you
(i) redeem or exchange shares within 90 days of purchase; (ii) exchange shares out of any of the Funds within 90 days of an earlier exchange request out of the respective Fund; (iii) exchange shares out of any Fund more than four times within a calendar year; or (iv) otherwise seem to follow a market timing pattern that the Funds or Accessor Capital believes may adversely affect the Fund. For these purposes, Accessor Capital may consider an investor's trading history in that Fund or other Funds, and Accounts under common ownership or control with an account that is covered by (i), (ii) or (iii) above are

--------------------------------------------------------------------------------
                                   accessor 59

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------

also subject to these limits.

Identified market timers who redeem or exchange their shares of the Equity Funds or the High Yield Bond Fund acquired by purchase or exchange within the preceding 90 days will be assessed a fee of 2.00% of redemption proceeds, which will be paid to the respective Fund. This redemption fee does not apply to certain accounts as determined in the discretion of the Fund (and Accessor Capital, on behalf of the Funds), including certain retirement accounts (e.g., 401(k) plans), purchases made pursuant to the dividend reinvestment program, withdrawals made pursuant to the systematic withdrawal program and portfolio rebalancing. The Fund cannot ensure that it will be able to identify all cases of market timing and excessive trading although it believes it has adequate procedures in place to attempt to do so.

--------------------------------------------------------------------------------
FOR MORE INFORMATION|
--------------------|

For additional information about purchasing shares of the Accessor Funds, please contact your financial intermediary or Accessor Funds at (800) 759-3504.

================================================================================
                             EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

As a shareholder, you have the privilege of exchanging shares of the Funds for shares of other Accessor Funds. Shares of one Fund may be exchanged for shares of any other Fund on days when the NYSE is open for business, as long as shareholders meet the normal investment requirements of the other Fund. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Shares will be exchanged at the next offering price calculated after the Transfer Agent receives the exchange request in good order.

A Class Shares of a Fund exchanged into A Class Shares of another Fund are not subject to a front-end load, except that exchanges of A Class Shares from the U.S. Government Money Fund initially purchased without a sales charge generally will be subject to the appropriate sales charge on exchanges into A Class Shares of another Fund. If you exchange A Class Shares of a Fund for A Class Shares of another Fund that is subject to a higher sales charge, you will be charged the difference between the two sales charges. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. Your CDSC will be calculated from the date of your original purchase.

Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the shares you exchange. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of the original purchase of your shares and will not be affected by any exchange. For exchanges into a class of shares subject to a CDSC from different classes of a Fund, the holding period for determining your CDSC begins upon the exchange into the class subject to the CDSC. Upon exchanges from a class of shares subject to a CDSC into a different class of a Fund, you may be charged a CDSC, if applicable. The Fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of one Fund per calendar year. Exchanges made within 90 days of purchase in the Equity Funds or the High Yield Bond Fund may be subject to a 2.00% redemption fee paid to the Fund (see "Market Timing/Excessive Trading" above). Shareholders should read the prospectus of any other Fund into which they are considering exchanging.

Exchanges have the same tax consequences as ordinary sales and purchases.

An exchange of shares from a Fund is treated for tax purposes like a sales of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares. An exchange from one class of shares of a Fund into another class of the same Fund is not treated as a redemption and a sale for tax purposes.

Not all classes of all Accessor Funds may be offered in your state of residence. Contact your financial intermediary or the Transfer Agent to ensure that the class of shares of the Fund you want to exchange into is offered in your state of residence.

--------------------------------------------------------------------------------
                                   accessor 60

================================================================================
                             EXCHANGING FUND SHARES
--------------------------------------------------------------------------------
EXCHANGES THROUGH ACCESSOR FUNDS|
--------------------------------|

Normally, your financial intermediary will send your exchange request to Accessor Funds' Transfer Agent. Accessor Funds does not currently charge fees on exchanges made directly through it. This exchange privilege may be modified or terminated at any time by Accessor Funds upon 60 days notice to shareholders. Once you have established an account, exchanges may be made any of the following ways:

o    BY MAIL. Share exchange instructions may be mailed to:
                        Accessor Funds, Inc.
                        Attn: Shareholder Services
                        P. O. Box 1748
                        Seattle, WA 98111-1748

o    BY FAX. Instructions may be faxed to Accessor Funds at (206) 224-4274.


You should contact your financial intermediary directly to make exchanges. Your financial intermediary may charge additional fees for these transactions.

================================================================================
                              REDEEMING FUND SHARES
--------------------------------------------------------------------------------

Normally, your financial intermediary will send your request to redeem Fund shares to Accessor Funds' Transfer Agent. Shares held for you in your dealer's name must be sold through the dealer. Consult your financial intermediary for more information. Investors may request to redeem Fund Shares on any day that the NYSE is open for business. The request must be received in good order by the Transfer Agent or certain financial |------------------------------ intermediaries prior to the close of the NYSE, |Redemption requests for shares normally 4:00 p.m. Eastern time. Requests |that were purchased by check received "in good order" must include: account |will be honored at the next name, account number, dollar or share amount |NAV calculated after receipt of transaction, Fund(s), allocation of |of the redemption request.
investment,   and   signature  of   authorized   |However,  redemption  proceeds
signer. The Transfer Agent may require that |will not be transmitted until you provide additional information, such as |the check used for the corporate resolutions or powers of attorney, |investment has cleared (up to if applicable. If you are redeeming from an |15 days after a deposit). The IRA account, you must include an Authorization |Transfer Agent may charge a for Distribution from IRA form, which includes |$10.00 processing fee for each
a statement of whether or not you are at least   |redemption check.
59-1/2  years old and whether you wish to have   |------------------------------
federal  income  tax  withheld  from  your  proceeds.   Contact  your  financial
intermediary or the Transfer Agent for a copy of the appropriate form. The Transfer Agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

If the Transfer Agent receives a redemption request in good order from a shareholder of the U.S. Government Money Fund by 3:00 p.m. Eastern time, marked "Same Day Settlement", the shareholder will be entitled to receive redemption proceeds by wire on the same day. Shareholders of the U.S. Government Money Fund who elect this option should be aware that their account will not be credited with the daily dividend on that day. Shares will be redeemed at the next NAV, less any applicable CDSC, calculated after the Transfer Agent receives the redemption request in good order. Payment will ordinarily be made within seven days of the request by wire-transfer to a shareholder's domestic commercial bank account. Certain redemptions made within 90 days of purchase or exchange in the Equity Funds or the High Yield Bond Fund may be subject to a 2.00% redemption fee paid to the Fund in connection with the Funds' Market Timing/Excessive Trading policy (see "Market Timing/Excessive Trading" above). Shares may be redeemed from Accessor Funds any of the following ways:

o    BY MAIL. Redemption requests may be mailed to:
                      Accessor Funds, Inc.
                      Attn:  Shareholder Services
                      P. O. Box 1748
                      Seattle, WA 98111-1748.

--------------------------------------------------------------------------------
                                   accessor 61

================================================================================
                              REDEEMING FUND SHARES
--------------------------------------------------------------------------------

o    BY FAX.  Redemption  requests  may be faxed to  Accessor  Capital  at (206)
     224-4274.

o BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million among the Accessor Funds may request redemption of shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests, including personal identification requests and recording instructions given by telephone.

O REINSTATEMENT PRIVILEGE. You may, within 60 days after you sell shares, reinvest all or part of your redemption proceeds in A Class Shares of any Fund at net asset value in an identically registered account, provided the privilege has not been used more than once in the prior 12 months. The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares". If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of A Class Shares. If you paid a contingent deferred sales charge on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the Transfer Agent that you are exercising your reinstatement privilege in writing. Amounts redeemed within 90 days of investment in the Equity Funds or the High Yield Bond Fund may be subject to a 2% redemption fee in connection with the Funds' Market Timing/Excessive Trading policy. See Market Timing/Excessive Trading above.

o REDEMPTION PROCEEDS. Upon receipt in writing and in good order of a request for redemption of shares, the Transfer Agent will transmit redemption proceeds as established in the account application form (the "redemption instructions of record"), either electronically to the shareholder's pre-authorized bank account or by check to the shareholder's address of record. The Transfer Agent may charge a $10.00 processing fee for each redemption check. No interest will accrue on uncashed checks. The Transfer Agent will not charge for redemptions made electronically. If your request is not in good order, you may have to provide additional information in order to redeem your shares. Shareholders may request that payment be made differently from their redemption instructions of record. Such requests must be in writing, signed by all shareholders of record and accompanied by a signature guarantee. Shareholders may also request that a redemption be made payable to someone other than the shareholder of record or be sent to an address other than the address of record. Such requests must be made in writing, be signed by all shareholders of record, and accompanied by a signature guarantee. Shares also may be redeemed through financial intermediaries from whom shares were purchased. Financial intermediaries may charge a fee for this service.

Large redemptions may disrupt the management and performance of the Funds. Each Fund reserves the right to delay delivery of your redemption proceeds -- up to seven days -- if the Fund determines that the redemption amount will disrupt its operation or performance. If you redeem more than $250,000 worth of a Fund's shares within any 90- day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities, or market risk if you elect to hold them.

In the event of an emergency as determined by the Securities and Exchange Commission, Accessor Funds may suspend the right of redemption or postpone payments to shareholders. If the Board of Directors determines a redemption payment may harm the remaining shareholders of a Fund, the Fund may pay a redemption in whole or in part by a distribution in kind of securities from the Fund.

o SYSTEMATIC WITHDRAWAL PLAN. Shareholders may request an automatic, monthly, quarterly or annual redemption of shares under the Systematic Withdrawal Plan (minimum monthly amount is $500). Applications for this plan may be obtained from Accessor Funds and must be received by Accessor Funds at least ten calendar days before the first scheduled withdrawal date. Systematic Withdrawals may be discontinued at any time by a shareholder or Accessor Funds.

You will not be charged a CDSC for A Class Shares (on purchases subject to a CDSC) unless you withdraw more than 12% annually on the amount subject to the CDSC within the first 24 months after purchase. You will not be charged a CDSC for C Class Shares redeemed under this plan unless your account falls below $2,000 within one year of its opening.

o LOW ACCOUNT BALANCES. Accessor Funds may redeem any account with a balance of less than $500 per Fund or less than $2,000 in aggregate across the Funds if the shareholder is not part of an Automatic Investment Plan. Shareholders will be notified in writing when they have a low balance and will have 60 days to purchase additional shares to increase the balance to the required minimum. Shares will not be redeemed if an account drops below the minimum due to market fluctuations.


--------------------------------------------------------------------------------
                                   accessor 62

================================================================================
                              REDEEMING FUND SHARES
--------------------------------------------------------------------------------
SIGNATURE GUARANTEES|
--------------------|

A signature guarantee is designed to protect the shareholders and the Funds against fraudulent transactions by unauthorized persons. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency, or savings associations as defined by federal law. The Transfer Agent may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. A notary public stamp or seal is not a signature guarantee, and will not be accepted by the Fund. Accessor Capital at its discretion reserves the right to require a signature guarantee on any transaction request.

The Fund requires a guaranteed signature for the following:

o    Transfer of ownership to another individual or organization.

o Requests that redemption proceeds be sent to a different name or address than is registered on the account.

o    Requests that fed-wire instructions be changed.

o    Requests for name changes.

o    Adding or removing a shareholder on an account.

o    Establishing or changing certain services after the account is open.

================================================================================
                       DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

o DIVIDENDS. Each Fund intends to distribute substantially all of its net income from dividends, interest and other income (less expenses) from investments to shareholders as dividends. The Fixed-Income Funds, Income Allocation Fund, Income & Growth Allocation Fund and Balanced Allocation Fund normally pay dividend distributions monthly. The Equity Funds, Growth & Income Allocation Fund, Growth Allocation Fund and Aggressive Growth Allocation Fund normally pay dividend distributions quarterly in March, June, September and December, with the exception of International Equity Fund, which normally pays dividend distributions annually in December.

o OTHER DISTRIBUTIONS. Each Fund intends to distribute substantially all of its net realized long-and short- term capital gains and net realized gains from foreign currency transactions (if any) to shareholders as capital gain distributions. Each Fund normally pays capital gain distributions annually in December, although a Fund may occasionally be required to make supplemental distributions during the year.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. All dividends and other distributions on A Class or C Class Shares of a Fund will be automatically reinvested in additional A Class or C Class Shares of that Fund unless a shareholder elects to receive them in cash. Shareholders that elect to receive their dividends in cash and request checks will be charged $10.00. Shareholders may alternatively choose to invest dividends or other distributions in A Class or C Class Shares of any other Fund. You may elect or change your dividend options either on your account application or by calling Accessor Funds at (800) 759-3504.

================================================================================
                            VALUATION OF SECURITIES
--------------------------------------------------------------------------------

The Funds generally value their securities using market quotations obtained from a pricing service. Equity securities (both domestic and international) listed and traded principally on a national securities exchange are typically valued on the basis of last sale price on such exchange on the day of valuation or, if no sale occurred on such day, at the closing bid price on the primary exchange on which the security is traded. Because foreign securities markets are open on different days from U.S. markets, there may be instances when the NAV of a Fund that invests in foreign securities changes on days when shareholders are not able to buy or sell shares. This primarily applies to the International Equity Fund; although not expected, each other Fund (except the U.S. Government Money
Fund) may purchase securities on foreign markets and thus may be subject to these NAV changes.

--------------------------------------------------------------------------------
                                   accessor 63

================================================================================
                             VALUATION OF SECURITIES
--------------------------------------------------------------------------------

Fixed-income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) are generally valued on the basis of most recent sales price quotations obtained from dealers or pricing services. Short-term debt securities maturing in less than 60 days (including investments in the U.S. Government Money Fund) are valued using amortized cost, which approximates market value.

Over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and asked prices. Over-the-counter equity securities traded on the NASDAQ National Market and NASDAQ Small Cap Markets shall be based on the NASDAQ Official Price or, if believed to more accurately reflect the fair market value, the mean between the bid and the asked prices. All other over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and the asked prices.

An investment for which market quotations are not readily available is valued at its fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. If a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

================================================================================
                                    TAXATION
--------------------------------------------------------------------------------

A Fund will not be subject to federal income tax to the extent it distributes investment company taxable income and gain to shareholders in a timely manner. Dividends and other distributions that shareholders receive from a Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax and may also be subject to state and local tax. Generally, dividends and distributions of net short-term capital gains and gains from certain foreign currency transactions are taxable as ordinary income, while distributions of other gains are taxable as long-term capital gains (generally, at the rate of 20% for non-corporate shareholders). The rate of tax to a shareholder on distributions from a Fund of capital gains ordinarily depends on the length of time the Fund held the securities that generated the gain, not the length of time the shareholder owned his or her shares.

Certain dividends and other distributions declared by a Fund in October, November, or December of any year are taxable to shareholders as though received on December 31 of that year if paid to them during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

A redemption of a Fund's shares or an exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax.

The International Equity Fund receives dividends and interest on securities of foreign issuers that may be subject to withholding taxes by foreign governments, and gains from the disposition of those securities also may be subject thereto, which may reduce the Fund's total return. If the amount of taxes withheld by foreign governments is material, the Fund may elect to enable shareholders to claim a foreign tax credit regarding those taxes.

After the conclusion of each calendar year, shareholders will receive information regarding the taxability of dividends and other distributions paid by the Funds during the preceding year. The Funds are required to withhold and remit to the U.S. Treasury 30% of all dividends, capital gain distributions, and redemption proceeds payable to individuals and certain other non-corporate shareholders who have not provided the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gains distributions payable to those shareholders who are otherwise subject to backup withholding.

THE FOREGOING IS ONLY A BRIEF SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THE FUNDS. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A FURTHER DISCUSSION. SHAREHOLDERS SHOULD CONSULT A TAX ADVISOR FOR FURTHER INFORMATION REGARDING THE FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF A FUND.

--------------------------------------------------------------------------------
                                   accessor 64

================================================================================
                                 PRIVACY POLICY
--------------------------------------------------------------------------------

Accessor Funds has adopted a policy concerning investor privacy. To review the privacy policy, contact Accessor Funds at (800) 759-3504 or see the privacy policy that accompanies this prospectus. To avoid sending duplicate copies of materials to households, Accessor Funds will mail only one copy of each prospectus, annual and semi-annual report and annual notice of Accessor Fund's privacy policy to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings, called household, benefits Accessor Funds through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Transfer Agent at (800) 759-3504. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to shop householding.













































--------------------------------------------------------------------------------
                                   accessor 65

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH FUND|
-----------|

The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both the C Class Shares and the A Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------
C CLASS SHARES
FOR A SHARE OUTSTANDING                                     FOR THE YEAR/PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                            2003          2002(5)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  17.14       $   17.19

  Net investment income (loss)(1)                                 (0.10)           -
  Net realized and unrealized gain (loss) on investments           3.65           (0.05)
                                                               -----------------------------
Total from investment operations                                   3.55           (0.05)

  Distributions from net investment income                        (0.01)           -
  Distributions from capital gains                                 -               -
  Distributions in excess of capital gains                         -               -
                                                               -----------------------------
Total distributions                                               (0.01)           -
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  20.68       $   17.14
============================================================================================

TOTAL RETURN(2)                                                   20.72%           -
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $  2,333       $     733
  Ratio of expenses to average net assets(4)                       1.83%           0.00%*
  Ratio of net investment loss to average net assets              (0.51)%          0.00%*
Portfolio turnover rate                                           76.58%          66.00%

--------------------------------------------------------------------------------------------
A CLASS SHARES
FOR A SHARE OUTSTANDING                               FOR THE PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                          2003(6)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  19.22

  Net investment income (loss)(1)                                  0.00
  Net realized and unrealized gain (loss) on investments           1.54
                                                               -----------------------------
Total from investment operations                                   1.54
  Distributions from net investment income                        (0.01)
  Distributions from capital gains                                 -
  Distributions in excess of capital gains                         -
                                                               -----------------------------
Total distributions                                               (0.01)
                                                               -----------------------------
NET ASSET VALUE, END OF PERIOD                                 $  20.75
============================================================================================

TOTAL RETURN(2,3)                                                  8.04%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $      1
  Ratio of expenses to average net assets(4)                       1.52%*
  Ratio of net investment loss to average net assets               0.00%*
Portfolio turnover rate                                           76.58%

--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class A total return does not include the one-time front end sales charge.
(4)  The effect of any custody credits on this ratio is less than 0.01%.
(5)  Class commenced operations on December 30, 2002.
(6)  Class commenced operations on September 29, 2003.
*Annualized
================================================================================
                                   accessor 66

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
VALUE FUND|
----------|
The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both the C Class Shares and the A Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------
C CLASS SHARES
FOR A SHARE OUTSTANDING                                      FOR THE YEAR/PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                            2003          2002(5)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  13.62       $   13.58

  Net investment income (loss)(1)                                  0.02            -
  Net realized and unrealized gain (loss) on investments           3.95            0.04
                                                               -----------------------------
Total from investment operations                                   3.97            0.04

  Distributions from net investment income                        (0.02)           -
  Distributions from capital gains                                 -               -
  Distributions in excess of capital gains                         -               -
                                                               -----------------------------
Total distributions                                               (0.02)           -
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  17.57       $   13.62
============================================================================================

TOTAL RETURN(2)                                                   29.20%           -
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $  2,283       $     639
  Ratio of expenses to average net assets(4)                       1.84%           0.00%*
  Ratio of net investment income to average net assets             0.12%           0.00%*
Portfolio turnover rate                                          118.86%         117.49%

--------------------------------------------------------------------------------------------
A CLASS SHARES
FOR A SHARE OUTSTANDING                               FOR THE PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                          2003(6)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  15.65

  Net investment income (loss)(1)                                  0.01
  Net realized and unrealized gain (loss) on investments           1.94
                                                               -----------------------------
Total from investment operations                                   1.95

Distributions from net investment income                          (0.03)
Distributions from capital gains                                   -
Distributions in excess of capital gains                           -
                                                               -----------------------------
Total distributions                                               (0.03)
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  17.57
============================================================================================

TOTAL RETURN(2,3)                                                 12.48%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $      2
Ratio of expenses to average net assets(4)                         1.69%*
Ratio of net investment income to average net assets               0.34%*
Portfolio turnover rate                                          118.86%

--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class A total return does not include the one-time front end sales charge.
(4)  The effect of any custody credits on this ratio is less than 0.01%.
(5)  Class commenced operations on December 30, 2002.
(6)  Class commenced operations on September 29, 2003.
*Annualized
================================================================================
                                   accessor 67

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SMALL TO MID CAP FUND|
---------------------|
The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both the C Class Shares and the A Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------
C CLASS SHARES
FOR A SHARE OUTSTANDING                                FOR THE YEAR/PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                           2003         2002(5)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  14.62       $   14.56

  Net investment income (loss)(1)                                 (0.15)           -
  Net realized and unrealized gain (loss) on investments           6.37            0.06
                                                               -----------------------------
Total from investment operations                                   6.22            0.06

  Distributions from net investment income                         -               -
  Distributions from capital gains                                 -               -
Distributions in excess of capital gains                           -               -
                                                               -----------------------------
Total distributions                                                -               -
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  20.84       $   14.62
============================================================================================

TOTAL RETURN(2)                                                   42.54%           -
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $  2,221       $     503
  Ratio of expenses to average net assets(4)                       2.23%           0.00%*
  Ratio of net investment loss to average net assets              (0.87)%          0.00%*
Portfolio turnover rate                                           47.88%          44.59%

--------------------------------------------------------------------------------------------
A CLASS SHARES
FOR A SHARE OUTSTANDING                               FOR THE PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                          2003(6)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  18.34
  Net investment income (loss)(1)                                 (0.02)
  Net realized and unrealized gain (loss) on investments           2.66
                                                               -----------------------------
Total from investment operations                                   2.64

  Distributions from net investment income                         -
  Distributions from capital gains                                 -
  Distributions in excess of capital gains                         -
                                                               -----------------------------
Total distributions                                                -
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  20.98
============================================================================================

TOTAL RETURN(2,3)                                                 14.39%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $      1
Ratio of expenses to average net assets4                           1.82%*
Ratio of net investment loss to average net assets                (0.36)%*
Portfolio turnover rate                                           47.88%

--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class A total return does not include the one-time front end sales charge.
(4)  The effect of any custody credits on this ratio is less than 0.01%.
(5)  Class commenced operations on December 30, 2002.
(6)  Class commenced operations on September 29, 2003.
*Annualized
================================================================================
                                   accessor 68

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND|
-------------------------|
The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both the C Class Shares and the A Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------
C CLASS SHARES
FOR A SHARE OUTSTANDING                                      FOR THE YEAR/PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                           2003           2002(5)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $   9.64       $    9.54
  Net investment income (loss)(1)                                  0.01            -
  Net realized and unrealized gain (loss) on investments           3.18            0.10
                                                               -----------------------------
Total from investment operations                                   3.19            0.10

  Distributions from net investment income                         -               -
  Distributions from capital gains                                 -               -
  Distributions in excess of capital gains                         -               -
                                                               -----------------------------
Total distributions                                                -               -
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  12.83       $    9.64
============================================================================================

TOTAL RETURN(1)                                                   33.09%           -
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $  1,113       $     635
  Ratio of expenses to average net assets(4)                       2.36%           0.00%*
  Ratio of net investment income to average net assets             0.09%           0.00%*
Portfolio turnover rate                                           21.84%         107.71%

--------------------------------------------------------------------------------------------
A CLASS SHARES
FOR A SHARE OUTSTANDING                                 FOR THE PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                           2003(6)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  11.18
  Net investment income (loss)(1)                                 (0.03)
  Net realized and unrealized gain (loss) on investments           1.79
                                                               -----------------------------
Total from investment operations                                   1.76

  Distributions from net investment income                         -
  Distributions from capital gains                                 -
  Distributions in excess of capital gains                         -
                                                               -----------------------------
Total distributions                                                -
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  12.94
============================================================================================

TOTAL RETURN(2,3)                                                 15.74%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $      1
Ratio of expenses to average net assets4                           1.85%*
Ratio of net investment loss to average net assets                (1.11)%*
Portfolio turnover rate                                           21.84%

--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class A total return does not include the one-time front end sales charge.
(4)  The effect of any custody credits on this ratio is less than 0.01%.
(5)  Class commenced operations on December 30, 2002.
(6)  Class commenced operations on September 29, 2003.
*Annualized
================================================================================
                                   accessor 69

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND|
--------------------|
The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both the C Class Shares and the A Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------
C CLASS SHARES
FOR A SHARE OUTSTANDING                                      FOR THE YEAR/PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                            2003          2002(5)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $   9.86       $    9.86

  Net investment income (loss)(1)                                  0.84            -
  Net realized and unrealized gain (loss) on investments           1.33            -
                                                               -----------------------------
Total from investment operations                                   2.17            -

  Distributions from net investment income                        (0.86)           -
  Distributions from capital gains                                 -               -
  Distributions in excess of capital gains                         -               -
                                                               -----------------------------
Total distributions                                               (0.86)           -
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  11.17       $    9.86
============================================================================================

TOTAL RETURN(3)                                                   22.95%           -
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $  1,224       $     524
  Ratio of expenses to average net assets(4)                       1.97%           0.00%*
  Ratio of net investment income to average net assets             7.96%           0.00%*
Portfolio turnover rate                                          154.85%         108.29%

--------------------------------------------------------------------------------------------
A CLASS SHARES
FOR A SHARE OUTSTANDING                               FOR THE PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                          2003(6)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  10.77
  Net investment income (loss)(1)                                  0.22
  Net realized and unrealized gain (loss) on investments           0.42
                                                               -----------------------------
Total from investment operations                                   0.64

  Distributions from net investment income                        (0.24)
  Distributions from capital gains                                 -
  Distributions in excess of capital gains                         -
                                                               -----------------------------
Total distributions                                               (0.24)
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  11.17
============================================================================================

TOTAL RETURN(2,3)                                                  5.99%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $     15
Ratio of expenses to average net assets4                           1.15%*
Ratio of net investment income to average net assets               8.82%*
Portfolio turnover rate                                          154.85%

--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class A total return does not include the one-time front end sales charge.
(4)  The effect of any custody credits on this ratio is less than 0.01%.
(5)  Class commenced operations on December 30, 2002.
(6)  Class commenced operations on September 29, 2003.
*Annualized
================================================================================
                                   accessor 70

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME FUND|
------------------------------|
The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both the C Class Shares and the A Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------
C CLASS SHARES
FOR A SHARE OUTSTANDING                                      FOR THE YEAR/PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                           2003           2002(5)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  12.45       $   12.47

  Net investment income (loss)(1)                                  0.43            -
  Net realized and unrealized gain (loss) on investments           0.05           (0.02)
                                                               -----------------------------
Total from investment operations                                   0.48           (0.02)

  Distributions from net investment income                        (0.45)           -
  Distributions from capital gains                                (0.36)           -
  Distributions in excess of capital gains                         -               -
                                                               -----------------------------
Total distributions                                               (0.81)           -
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  12.12       $   12.45
============================================================================================

TOTAL RETURN(2)                                                    3.86%           -
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $  1,320       $     621
  Ratio of expenses to average net assets(4)                       1.76%           -
  Ratio of net investment income to average net assets             3.44%           -
Portfolio turnover rate                                          105.58%          93.56%

--------------------------------------------------------------------------------------------
A CLASS SHARES
FOR A SHARE OUTSTANDING                              FOR THE PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                          2003(6)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  12.53
  Net investment income (loss)(1)                                  0.12
  Net realized and unrealized gain (loss) on investments          (0.04)
                                                               -----------------------------
Total from investment operations                                   0.08

  Distributions from net investment income                        (0.13)
  Distributions from capital gains                                (0.36)
  Distributions in excess of capital gains                         -
                                                               -----------------------------
Total distributions                                               (0.49)
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  12.12
============================================================================================

TOTAL RETURN(2,3)                                                  0.63%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $      1
Ratio of expenses to average net assets4                           1.59%*
Ratio of net investment income to average net assets               3.98%*
Portfolio turnover rate                                          105.58%

--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class A total return does not include the one-time front end sales charge.
(4)  The effect of any custody credits on this ratio is less than 0.01%.
(5)  Class commenced operations on December 30, 2002.
(6)  Class commenced operations on September 29, 2003.
*Annualized
================================================================================
                                  accessor 71

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SHORT-INTERMEDIATE FIXED-INCOME FUND|
------------------------------------|
The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both the C Class Shares and the A Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------
C CLASS SHARES
FOR A SHARE OUTSTANDING                                      FOR THE YEAR/PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                            2003          2002(5)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  12.33       $   12.34
  Net investment income (loss)(1)                                  0.30            -
  Net realized and unrealized gain (loss) on investments          (0.16)          (0.01)
                                                               -----------------------------
Total from investment operations                                   0.14           (0.01)

  Distributions from net investment income                        (0.30)           -
  Distributions from capital gains                                 -               -
  Distributions in excess of capital gains                         -               -
                                                               -----------------------------
Total distributions                                               (0.30)           -
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  12.17       $   12.33
============================================================================================

TOTAL RETURN(2)                                                    1.18%           -
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $  2,739       $     606
  Ratio of expenses to average net assets(4)                       1.63%           0.00%*
  Ratio of net investment income to average net assets             2.48%           0.00%*
Portfolio turnover rate                                           86.10%          50.96%

--------------------------------------------------------------------------------------------
A CLASS SHARES
FOR A SHARE OUTSTANDING                                 FOR THE PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                          2003(6)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  12.24
  Net investment income (loss)(1)                                  0.07
  Net realized and unrealized gain (loss) on investments          (0.06)
                                                               -----------------------------
Total from investment operations                                   0.01

  Distributions from net investment income                        (0.08)
  Distributions from capital gains                                 -
  Distributions in excess of capital gains                         -
                                                               -----------------------------
Total distributions                                               (0.08)
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  12.17
============================================================================================

TOTAL RETURN(2,3)                                                  0.11%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $      1
Ratio of expenses to average net assets4                           1.19%*
Ratio of net investment income to average net assets               2.39%*
Portfolio turnover rate                                           86.10%

--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class A total return does not include the one-time front end sales charge.
(4)  The effect of any custody credits on this ratio is less than 0.01%.
(5)  Class commenced operations on December 30, 2002.
(6)  Class commenced operations on September 29, 2003.
*Annualized
================================================================================
                                  accessor 72

================================================================================
                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND|
------------------------|
The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both the C Class Shares and the A Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


--------------------------------------------------------------------------------------------
C CLASS SHARES
FOR A SHARE OUTSTANDING                                      FOR THE YEAR/PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                           2003           2002(5)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  13.00       $   13.01
  Net investment income (loss)(1)                                  0.25            -
  Net realized and unrealized gain (loss) on investments          (0.08)          (0.01)
                                                               -----------------------------
Total from investment operations                                   0.17           (0.01)

  Distributions from net investment income                        (0.24)           -
  Distributions from capital gains                                (0.22)           -
  Distributions in excess of capital gains                         -               -
                                                               -----------------------------
Total distributions                                               (0.46)           -
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  12.71       $   13.00
============================================================================================

TOTAL RETURN(2)                                                    1.30%           -
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $  1,401       $     631
  Ratio of expenses to average net assets(4)                       1.85%           0.00%*
  Ratio of net investment income to average net assets             1.92%           0.00%*
Portfolio turnover rate                                          425.28%         294.60%

--------------------------------------------------------------------------------------------
A CLASS SHARES
FOR A SHARE OUTSTANDING                               FOR THE PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                          2003(6)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  12.91
  Net investment income (loss)(1)                                  0.09
  Net realized and unrealized gain (loss) on investments           0.00
                                                               -----------------------------
Total from investment operations                                   0.09

  Distributions from net investment income                        (0.10)
  Distributions from capital gains                                (0.22)
  Distributions in excess of capital gains                         -
                                                               -----------------------------
Total distributions                                               (0.32)
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  12.68
============================================================================================

TOTAL RETURN(2,3)                                                  0.68%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $      1
  Ratio of expenses to average net assets4                         1.59%*
  Ratio of net investment income to average net assets             2.78%*
Portfolio turnover rate                                          425.28%

--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class A total return does not include the one-time front end sales charge.
(4)  The effect of any custody credits on this ratio is less than 0.01%.
(5)  Class commenced operations on December 30, 2002.
(6)  Class commenced operations on September 29, 2003.
*Annualized
================================================================================
                                   accessor 73

================================================================================
                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND|
--------------------------|
The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both the C Class Shares and the A Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------
C CLASS SHARES
FOR A SHARE OUTSTANDING                                      FOR THE YEAR/PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                            2003          2002(3)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $   1.00       $    1.00
  Net investment income (loss)(1)                                  0.00(5)         -
  Distributions from net investment income                        (0.00)(5)        -
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $   1.00       $    1.00
============================================================================================

TOTAL RETURN(2)                                                    0.35%           -
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $    747       $     302
  Ratio of expenses to average net assets(7)                       0.81%           0.00%*
  Ratio of net investment income to average net assets             0.35%           0.00%*

--------------------------------------------------------------------------------------------
A CLASS SHARES
FOR A SHARE OUTSTANDING                               FOR THE PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                           2003(4)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $   1.00
Net investment income (loss)(1)                                    0.00(5)
Distributions from net investment income                          (0.00)(5)
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $   1.00
============================================================================================

TOTAL RETURN(2,6)                                                  0.10%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $     10
Ratio of expenses to average net assets(7)                         0.71%*
Ratio of net investment income to average net assets               0.40%*










--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class commenced operations on December 30, 2002.
(4)  Class commenced operations on September 29, 2003.
(5)  Less than ($0.005) per share.
(6)  Class A total return does not include the one-time front end sales charge.
(7) The effect of any custody credits on this ratio is less than 0.01%. *Annualized
================================================================================
                                   accessor 74

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INCOME ALLOCATION FUND|
----------------------|
The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for the C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------
C CLASS SHARES
FOR A SHARE OUTSTANDING                                      FOR THE YEAR/PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                            2003          2002(3)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  15.18       $   15.19
  Net investment income (loss)(1)                                  0.33            -
  Net realized and unrealized gain (loss) on investments           0.21           (0.01)
                                                               -----------------------------
Total from investment operations                                   0.54           (0.01)

  Distributions from net investment income                        (0.37)           -
  Distributions from capital gains                                (0.07)           -
  Distributions in excess of capital gains                         -               -
                                                               -----------------------------
Total distributions                                               (0.44)           -
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  15.28       $   15.18
============================================================================================

TOTAL RETURN(2)                                                    3.62%           -
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $    448       $       1
  Ratio of gross expenses to average net assets                    1.29%           0.00%*
  Ratio of net expenses to average net assets                      1.10%           0.00%*
  Ratio of net investment income (loss) (excluding expenses
    paid directly by the advisor) to average net assets            2.08%           0.00%*
  Ratio of net investment income to average net assets             2.27%           0.00%*
Portfolio turnover rate                                           52.48%          50.44%















--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class commenced operations on December 30, 2002.
*Annualized
================================================================================
                                  accessor 75

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INCOME ALLOCATION FUND|
----------------------|
The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for the A Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------
A CLASS SHARES
FOR A SHARE OUTSTANDING                              FOR THE PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                           2003(4)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  15.32
  Net investment income (loss)(1)                                  0.10
  Net realized and unrealized gain (loss) on investments           0.04
                                                               -----------------------------
Total from investment operations                                   0.14

  Distributions from net investment income                        (0.10)
  Distributions from capital gains                                (0.07)
  Distributions in excess of capital gains                         -
                                                               -----------------------------
Total distributions                                               (0.17)
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  15.29
============================================================================================

TOTAL RETURN(2,3)                                                  0.94%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $    150
  Ratio of gross expenses to average net assets                    1.11%*
  Ratio of net expenses to average net assets                      0.35%*
  Ratio of net investment income (loss) (excluding expenses
    paid directly by the advisor) to average net assets            4.04%*
  Ratio of net investment income to average net assets             4.78%*
Portfolio turnover rate                                           52.48%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class A total return does not include the one-time front end sales charge.
(4)  Class commenced operations on September 29, 2003.
*Annualized
================================================================================
                                  accessor 76

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INCOME & GROWTH ALLOCATION FUND|
-------------------------------|
The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for the C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------
C CLASS SHARES
FOR A SHARE OUTSTANDING                                     FOR THE YEAR/PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                            2003          2002(3)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  13.48       $   13.47
  Net investment income (loss)(1)                                  0.27            -
  Net realized and unrealized gain (loss) on investments           1.37            0.01
                                                               -----------------------------
Total from investment operations                                   1.64            0.01

  Distributions from net investment income                        (0.25)           -
  Distributions from capital gains                                (0.06)           -
  Distributions in excess of capital gains                         -               -
                                                               -----------------------------
Total distributions                                               (0.31)           -
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  14.81       $   13.48
============================================================================================

TOTAL RETURN(2)                                                   12.42%           -
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $  1,221       $       1
  Ratio of gross expenses to average net assets                    1.30%           0.00%*
  Ratio of net expenses to average net assets                      1.10%           0.00%*
  Ratio of net investment income (loss) (excluding expenses
    paid directly by the advisor) to average net assets            1.73%           0.00%*
  Ratio of net investment income to average net assets             1.93%           0.00%*
Portfolio turnover rate                                           26.08%          24.38%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class commenced operations on December 30, 2002.
*Annualized
================================================================================
                                   accessor 77

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INCOME & GROWTH ALLOCATION FUND|
-------------------------------|
The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for the A Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------
A CLASS SHARES
FOR A SHARE OUTSTANDING                               FOR THE PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                           2003(4)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  14.33
  Net investment income (loss)(1)                                  0.07
  Net realized and unrealized gain (loss) on investments           0.57
                                                               -----------------------------
Total from investment operations                                   0.64

  Distributions from net investment income                        (0.08)
  Distributions from capital gains                                (0.06)
  Distributions in excess of capital gains                         -
                                                               -----------------------------
Total distributions                                               (0.14)
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  14.83
============================================================================================

TOTAL RETURN(2,3)                                                  4.48%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $     47
  Ratio of gross expenses to average net assets                    1.25%
  Ratio of net expenses to average net assets                      0.45%
  Ratio of net investment income (loss) (excluding expenses
    paid directly by the advisor) to average net assets            1.82%
  Ratio of net investment income to average net assets             2.61%
Portfolio turnover rate                                           26.08%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class A total return does not include the one-time front end sales charge.
(4)  Class commenced operations on September 29, 2003.
*Annualized
================================================================================
                                   accessor 78

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
BALANCED ALLOCATION FUND|
------------------------|
The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for the C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------
C CLASS SHARES
FOR A SHARE OUTSTANDING                                   FOR THE YEAR/PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                           2003           2002(3)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  12.37       $   12.36
  Net investment income (loss)(1)                                  0.20            -
  Net realized and unrealized gain (loss) on investments           2.05            0.01
                                                               -----------------------------
Total from investment operations                                   2.25            0.01

  Distributions from net investment income                        (0.21)           -
  Distributions from capital gains                                (0.03)           -
  Distributions in excess of capital gains                         -               -
                                                               -----------------------------
Total distributions                                               (0.24)           -
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  14.38       $   12.37
============================================================================================

TOTAL RETURN(1)                                                   18.33%           -
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $  5,192       $       1
  Ratio of gross expenses to average net assets                    1.23%           0.00%
  Ratio of net expenses to average net assets                      1.10%           0.00%*
  Ratio of net investment income (loss) (excluding expenses
    paid directly by the advisor) to average net assets            1.37%           0.00%*
  Ratio of net investment income to average net assets             1.50%           0.00%*
Portfolio turnover rate                                           19.58%          21.72%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class commenced operations on December 30, 2002.
*Annualized
================================================================================
                                   accessor 79

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
BALANCED ALLOCATION FUND|
------------------------|
The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for the A Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------
A CLASS SHARES
FOR A SHARE OUTSTANDING                               FOR THE PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                          2003(4)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  13.56
  Net investment income (loss)(1)                                  0.07
  Net realized and unrealized gain (loss) on investments           0.86
                                                               -----------------------------
Total from investment operations                                   0.93

  Distributions from net investment income                        (0.07)
  Distributions from capital gains                                (0.03)
  Distributions in excess of capital gains                         -
                                                               -----------------------------
Total distributions                                               (0.10)
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  14.39
============================================================================================

TOTAL RETURN(2,3)                                                  6.89%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $    276
  Ratio of gross expenses to average net assets                    0.97%*
  Ratio of net expenses to average net assets                      0.45%*
  Ratio of net investment income (loss) (excluding expenses
    paid directly by the advisor) to average net assets            2.79%*
  Ratio of net investment income to average net assets             3.30%*
Portfolio turnover rate                                           19.58%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class A total return does not include the one-time front end sales charge.
(4)  Class commenced operations on September 29, 2003.
*Annualized
================================================================================
                                   accessor 80

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH & INCOME ALLOCATION FUND|
-------------------------------|
The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for the C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------
C CLASS SHARES
FOR A SHARE OUTSTANDING                                    FOR THE YEAR/PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                           2003           2002(3)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  11.86       $   11.84
  Net investment income (loss)(1)                                  0.17            -
  Net realized and unrealized gain (loss) on investments           2.30            0.02
                                                               -----------------------------
Total from investment operations                                   2.47            0.02

  Distributions from net investment income                        (0.17)           -
  Distributions from capital gains                                (0.03)           -
  Distributions in excess of capital gains                         -               -
                                                               -----------------------------
Total distributions                                               (0.20)           -
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  14.13       $   11.86
============================================================================================

TOTAL RETURN(2)                                                   20.95%           -
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $  8,012       $       1
  Ratio of gross expenses to average net assets                    1.23%           0.00%*
  Ratio of net expenses to average net assets                      1.10%           0.00%*
  Ratio of net investment income (loss) (excluding expenses
    paid directly by the advisor) to average net assets            1.18%           0.00%*
  Ratio of net investment income to average net assets             1.31%           0.00%*
Portfolio turnover rate                                           19.56%          32.07%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class commenced operations on December 30, 2002.
*Annualized
================================================================================
                                   accessor 81

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH & INCOME ALLOCATION FUND|
-------------------------------|
The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for the A Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


--------------------------------------------------------------------------------------------
A CLASS SHARES
FOR A SHARE OUTSTANDING                               FOR THE PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                          2003(4)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  13.16
  Net investment income (loss)(1)                                  0.07
  Net realized and unrealized gain (loss) on investments           0.99
                                                               -----------------------------
Total from investment operations                                   1.06

  Distributions from net investment income                        (0.06)
  Distributions from capital gains                                (0.03)
  Distributions in excess of capital gains                         -
                                                               -----------------------------
Total distributions                                               (0.09)
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  14.13
============================================================================================

TOTAL RETURN(2,3)                                                  8.05%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $    390
  Ratio of gross expenses to average net assets                    0.97%*
  Ratio of net expenses to average net assets                      0.45%*
  Ratio of net investment income (loss) (excluding expenses
    paid directly by the advisor) to average net assets            2.33%*
  Ratio of net investment income to average net assets             2.85%*
Portfolio turnover rate                                           19.56%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class A total return does not include the one-time front end sales charge.
(4)  Class commenced operations on September 29, 2003.
*Annualized
================================================================================
                                   accessor 82

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH ALLOCATION FUND|
----------------------|
The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for the C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------
C CLASS SHARES
FOR A SHARE OUTSTANDING                                     FOR THE YEAR/PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                            2003          2002(3)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  10.80       $   10.77
  Net investment income (loss)(1)                                  0.13            -
  Net realized and unrealized gain (loss) on investments           2.77            0.03
                                                               -----------------------------
Total from investment operations                                   2.90            0.03

  Distributions from net investment income                        (0.11)           -
  Distributions from capital gains                                 -               -
  Distributions in excess of capital gains                         -               -
                                                               -----------------------------
Total distributions                                               (0.11)           -
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  13.59       $   10.80
============================================================================================

TOTAL RETURN(2)                                                   27.04%           -
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $  5,095       $       1
  Ratio of gross expenses to average net assets                    1.22%           0.00%*
  Ratio of net expenses to average net assets                      1.10%           0.00%*
  Ratio of net investment income (loss) (excluding expenses
    paid directly by the advisor) to average net assets            0.97%           0.00%*
  Ratio of net investment income to average net assets             1.09%           0.00%*
Portfolio turnover rate                                           16.85%           9.59%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class commenced operations on December 30, 2002.
*Annualized
================================================================================
                                   accessor 83

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH ALLOCATION FUND|
----------------------|
The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for the A Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------
A CLASS SHARES
FOR A SHARE OUTSTANDING                                 FOR THE PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                                20034
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  12.35
  Net investment income (loss)(1)                                  0.05
  Net realized and unrealized gain (loss) on investments           1.27
                                                               -----------------------------
Total from investment operations                                   1.32

  Distributions from net investment income                        (0.05)
  Distributions from capital gains                                 -
  Distributions in excess of capital gains                         -
                                                               -----------------------------
Total distributions                                               (0.05)
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  13.62
============================================================================================

TOTAL RETURN(2,3)                                                 10.65%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $  2,136
  Ratio of gross expenses to average net assets                    0.94%*
  Ratio of net expenses to average net assets                      0.45%*
  Ratio of net investment income (loss) (excluding expenses
    paid directly by the advisor) to average net assets            1.41%*
  Ratio of net investment income to average net assets             1.90%*
Portfolio turnover rate                                           16.85%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class A total return does not include the one-time front end sales charge.
(4)  Class commenced operations on September 29, 2003.
*Annualized
================================================================================
                                   accessor 84

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH ALLOCATION FUND|
---------------------------------|
The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for the C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------
C CLASS SHARES
FOR A SHARE OUTSTANDING                                      FOR THE YEAR/PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                            2003          2002(3)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  10.04       $   10.01
  Net investment income (loss)(1)                                 (0.04)           -
  Net realized and unrealized gain (loss) on investments           3.00            0.03
                                                               -----------------------------
Total from investment operations                                   2.96            0.03

  Distributions from net investment income                         -               -
  Distributions from capital gains                                 -               -
  Distributions in excess of capital gains                         -               -
                                                               -----------------------------
Total distributions                                                -               -
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  13.00       $   10.04
============================================================================================

TOTAL RETURN(2)                                                   29.48%           -
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $    483       $       1
  Ratio of gross expenses to average net assets                    1.26%           -
  Ratio of net expenses to average net assets                      1.10%           -
  Ratio of net investment income (loss) (excluding expenses
    paid directly by the advisor) to average net assets           (0.52)%          -
  Ratio of net investment loss to average net assets              (0.37)%          -
Portfolio turnover rate                                            7.27%           8.11%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class commenced operations on December 30, 2002.
*Annualized
================================================================================
                                   accessor 85

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH ALLOCATION FUND|
---------------------------------|
The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for the A Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------
A CLASS SHARES
FOR A SHARE OUTSTANDING                                 FOR THE PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                          2003(4)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  11.66
  Net investment income (loss)(1)                                  0.02
  Net realized and unrealized gain (loss) on investments           1.40
                                                               -----------------------------
Total from investment operations                                   1.42

  Distributions from net investment income                        (0.01)
  Distributions from capital gains                                 -
  Distributions in excess of capital gains                         -
                                                               -----------------------------
Total distributions                                               (0.01)
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  13.07
============================================================================================

TOTAL RETURN(2,3)                                                 12.17%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $    191
  Ratio of gross expenses to average net assets                    1.06%*
  Ratio of net expenses to average net assets                      0.45%*
  Ratio of net investment income (loss) (excluding expenses
    paid directly by the advisor) to average net assets            0.71%*
  Ratio of net investment income to average net assets             1.32%*
Portfolio turnover rate                                            7.27%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class A total return does not include the one-time front end sales charge.
(4)  Class commenced operations on September 29, 2003.
*Annualized
================================================================================
                                   accessor 86

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------

The following information has been supplied by the respective preparer of the index or has been obtained from other publicly available information.

--------------------------------------------------------------------------------
STANDARD & POOR'S 500 INDEX*|
----------------------------|

The purpose of the S&P 500 Index is to portray the pattern of common stock price movement. Construction of the index proceeds from industry groups to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the index does not comprise the 500 largest companies. The S&P membership currently consists of 438 NYSE, 60 NASDAQ and 2 AMEX traded companies.

Component stocks are chosen solely with the aim of achieving a distribution by broad industry groupings for market size, liquidity and with the aim of achieving a distribution by broad industry groupings that are representative of the U.S. economy. Each stock added to the index must represent a viable enterprise and must be representative of the industry group to which it is assigned. Its market price movements must in general be responsive to changes in industry affairs.

The formula adopted by Standard & Poor's is generally defined as a "base-weighted aggregative" expressed in relatives with the average value for the base period (1941-1943) equal to 10. Each component stock is weighted so that it will influence the index in proportion to its respective market importance. The most suitable weighting factor for this purpose is the number of shares outstanding, multiplied by its market price. This gives the current market value for that particular issue, and this market value determines the relative importance of the security.

Market values for individual stocks are added together to obtain their particular group market value. These group values are expressed as a relative, or index number, to the base period (1941-1943) market value. As the base period market value is relatively constant, the index number reflects only fluctuations in current market values.

--------------------------------------------------------------------------------
*"STANDARD & POOR'S," "S&P" AND "S&P 500" ARE TRADEMARKS OF STANDARD AND POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. THE GROWTH FUND AND VALUE FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S.
--------------------------------------------------------------------------------
S&P 500/BARRA GROWTH INDEX ~ S&P 500/BARRA VALUE INDEX|
------------------------------------------------------|

BARRA, in collaboration with Standard and Poor's, has constructed the S&P 500/BARRA Growth Index (the "Growth Index") and S&P 500/BARRA Value Index (the "Value Index") to separate the S&P 500 into value stocks and growth stocks.

The Growth and Value Indices are constructed by dividing the stocks in the S&P 500 according to their price-to-book ratios. The Value Index contains firms with lower price-to-book ratios and has 50 percent of the capitalization of the S&P
500. The Growth Index contains the remaining members of the S&P 500. Each of the indices is capitalization- weighted and is rebalanced semiannually on January 1 and July 1 of each year.

Although the Value Index is created based on price-to-book ratios, the companies in the index generally have other characteristics associated with "value" stocks: low price-to-earnings ratios, high dividend yields, and low historical and predicted earnings growth. Because of these characteristics, the Value Index historically has had higher weights in the Energy, Utility, and Financial sectors than the S&P 500.

Companies in the Growth Index tend to have opposite characteristics from those in the Value Index: high earnings- to-price ratios, low dividend yields, and high earnings growth. Historically, the Growth Index has been more concentrated in Technology and Health Care than the S&P 500.

As of December 31, 2003, there were 162 companies in the Growth Index and 338 companies in the Value Index.






--------------------------------------------------------------------------------
                                   accessor 87

================================================================================
                                   APPENDIX A

--------------------------------------------------------------------------------
DOW JONES WILSHIRE 4500 COMPLETION INDEX* |
-------------------------------------------

The Dow Jones Wilshire 4500 Completion Index (an unmanaged index) is constructed from the Dow Jones Wilshire 5000 Composite Index ("Dow Jones Wilshire 5000"), and contains all stocks in the Dow Jones Wilshire 5000 except components of the S&P 500. The Dow Jones Wilshire 4500 Completion Index was created to allow investors who are using the S&P 500 already to track the remainder of the U.S. market. Two versions of the index are calculated: one weighted by full market capitalization and the other weighted by float-adjusted market capitalization. The full-market-cap version is intended as a "wealth" measure, representing the total dollar value of funds entering or leaving the U.S. equity markets. The float-adjusted version is meant to be a more realistic benchmark, because it reflects the shares of securities that are actually available to investors. The Small to Mid Cap Fund uses the float-adjusted Dow Jones Wilshire 4500 Completion Index as its benchmark index.

The Dow Jones Wilshire 5000 measures the performance of all U.S. headquartered equity securities with readily available price data. To be included in the index, a security must be the primary equity issue of a U.S. company. New issues must be traded on the New York Stock Exchange, American Stock Exchange or NASDAQ Stock Market; newly issued bulletin board stocks are not added to the index.

Originally called the Wilshire 5000 Total Market Index, the Dow Jones Wilshire 5000 was created in 1974 by the founder of Wilshire Associates to aid in performance measurement and was named for the nearly 5,000 stocks it contained at the time. The Wilshire 5000 Index was maintained by Wilshire Associates until April of 2004, when Wilshire and Dow Jones Indexes began cobranding it and other Wilshire indexes. As part of the agreement, Dow Jones Indexes assumed responsibility for calculating and maintaining the Dow Jones Wilshire 5000 Composite Index and the other indexes under the Dow Jones Wilshire umbrella.

-------------------------------------------------------------------------------
* "DOW JONES" AND "WILSHIRE" ARE REGISTERED TRADEMARKS OF DOW JONES OR WILSHIRE ASSOCIATES. THE SMALL TO MID CAP FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY DOW JONES OR WILSHIRE ASSOCIATES.

--------------------------------------------------------------------------------
MORGAN STANLEY CAPITAL INTERNATIONAL EAFE + EM INDEX*|
-----------------------------------------------------|

The MSCI EAFE + EM Index is a market-capitalization-weighted index composed of companies representative of the market structure of 48 Developed and Emerging Market countries. The index is calculated without dividends or with gross dividends reinvested, in both U.S. dollars and local currencies.

The MSCI EAFE Index is a market-capitalization-weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The index is calculated without dividends, with net or with gross dividends reinvested, in both U.S. dollars and local currencies.

MSCI Emerging Markets ("EM") Index is a market-capitalization-weighted index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America and the Pacific Basin. The MSCI EM Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

The MSCI indices reflect stock market trends by representing the evolution of an unmanaged portfolio containing a broad selection of domestically listed companies. A dynamic optimization process which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles, and minimizing cross ownership is used to determine index constituents. Stock selection also takes into consideration the trading capabilities of foreigners in emerging market countries.

As of December 31, 2003, the MSCI + EM Index consisted of 1565 companies traded on stock markets in 48 countries. The weighting of the MSCI EAFE + EM Index by country was as follows:

Developed Markets: Australia 4.51%, Austria 0.20%, Belgium 0.94%, Denmark 0.68%, Finland 1.50%, France 8.69%, Germany 6.47%, Greece 0.41%, Hong Kong 1.86%, Ireland 0.66%, Italy 3.48%, Japan 19.22%, Luxembourg 0.09%, Netherlands 4.78%, New Zealand 0.21%, Norway 0.43%, Portugal 0.32%, Singapore 0.74%, Spain 3.31%, Sweden 2.40%, Switzerland 6.64%, United Kingdom 23.67%.

Emerging Markets: Argentina 0.04%, Brazil 0.93%, Chile 0.21%, China 0.37%, Colombia 0.01%, Czech Republic 0.05%, Egypt 0.00%, Hungary 0.10%, India 0.57%, Indonesia 0.15%, Israel 0.33%, Jordan 0.02%, Malaysia 0.46%, Mexico 0.65%,
Morocco 0.00%, Pakistan 0.02%, Peru 0.06%, Philippines 0.05%, Poland 0.13%, Russia 0.48%, South Africa 0.94%, South Korea 1.84%, Taiwan 1.23%, Thailand 0.32%, Turkey 0.17%, Venezuela 0.01%.

Unlike other broad-based indices, the number of stocks included in MSCI EAFE + EM Index is not fixed and may vary

--------------------------------------------------------------------------------
                                   accessor 88

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------

to enable the Index to continue to reflect the primary home markets of the constituent countries. Changes in the Index will be announced when made. MSCI EAFE + EM Index is a capitalization-weighted index calculated by Morgan Stanley Capital International based on the official closing prices for each stock in its primary local or home market. The base value of the MSCI EAFE + EM Index was equal to 100.0 on January 1, 1988. As of December 31, 2003, the value of the MSCI EAFE + EM Index was 234.513.

--------------------------------------------------------------------------------
*"EAFE" IS A REGISTERED TRADEMARK OF MORGAN STANLEY CAPITAL INTERNATIONAL. THE INTERNATIONAL EQUITY FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL. THIS INDEX WAS FORMERLY KNOWN AS THE MSCI EAGE+EMF INDEX.
--------------------------------------------------------------------------------
LEHMAN BROTHERS*
GOVERNMENT/CREDIT INDEX
GOVERNMENT/CREDIT 1-5 YEAR INDEX
U.S. CORPORATE HIGH YIELD INDEX
MORTGAGE-BACKED SECURITIES INDEX|
--------------------------------

The Lehman Brothers Government/Credit Indices include fixed-rate debt issues rated investment grade (Baa3) or higher by Moody's Investor Service ("Moody's"). For issues not rated by Moody's, the equivalent Standard & Poor's ("S&P") rating is used, and for those not rated by S&P, the equivalent Fitch Investors Service, Inc. rating is used. These indices also include fixed-rate debt securities issued by the U.S. Government, its agencies or instrumentalities, which are generally not rated but have an implied rating greater than AAA. All issues must have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for all others. Price, coupon and total return are reported for all sectors on a month-end to month-end basis. All returns are market value weighted inclusive of accrued interest.

The Lehman Brothers Government/Credit Index is made up of the Government and Credit Bond Indices.

The Government Bond Index is made up of the Treasury Bond Index (public obligations of the United States Treasury that have remaining maturities of more than one year, excluding flower bonds and foreign targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt or foreign debt guaranteed by the U.S. Government).

The Credit Bond Index includes publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are Yankee bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities or governmental agencies, or international agencies.

The Government/Credit 1-5 Year Index is composed of Agency and Treasury securities and corporate securities of the type referred to in the preceding paragraph, all with maturities of one to five years.

The U.S. Corporate High Yield Index covers the universe of fixed-rate, noninvestment grade debt issues rated Ba1 or lower by Moody's. If no Moody's rating is available, bonds must be rated BB+ or lower by S&P; and if no S&P rating is available, bonds must be rated below investment grade by Fitch Investor's Service. A small number of unrated bonds is included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly. All bonds included in the High Yield Index must be dollar- denominated and nonconvertable and have at least one year remaining to maturity and an outstanding par value of at least $100 million. Yankee and global bonds (SEC registered) or issuers in non-emerging countries are included as well as original issue zeros and step-up coupon structures.

The Mortgage-Backed Securities Index covers fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association
(FNMA).

--------------------------------------------------------------------------------
*THE INTERMEDIATE FIXED-INCOME FUND, THE SHORT-INTERMEDIATE FIXED-INCOME FUND, THE HIGH YIELD BOND FUND AND THE MORTGAGE-SECURITIES FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY LEHMAN BROTHERS.
--------------------------------------------------------------------------------
                                   accessor 89

SHAREHOLDER REPORTS. Accessor Funds publishes Annual and Semi-Annual Reports, which contain information about each Fund's recent performance, including:

o Management's discussion about recent market conditions, economic trends and Fund strategies that affected their performance over the recent period

o    Fund performance data and financial statements

o    Fund holdings.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more detailed information about Accessor Funds and each Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus.

For  shareholder  inquiries or for free copies of Accessor Funds' Annual Report,
Semi-Annual   Report,   SAI,  and  other  information   contact  your  financial
intermediary or:

ACCESSOR CAPITAL MANAGEMENT LP
1420 Fifth Avenue, Suite 3600
Seattle, Washington 98101
800-759-3504
206-224-7420
web site:  www.accessor.com
           ----------------

Securities and Exchange Commission
Washington, DC  20549-0102
Public Reference Section (202) 942-8090 (for inquiries regarding hours of operation only)
e-mail:  publicinfo@sec.gov
web site:  www.sec.gov
           -----------

You may obtain copies of documents from the SEC, upon payment of duplicating fees, or view documents at the SEC's Public Reference Room in Washington, D.C. The SAI and other information about Accessor Funds is available on the EDGAR database on the SEC's website at www.sec.gov.
                                 -----------

Accessor(R) is a registered trademark of Accessor Capital Management LP.

SEC file number: 811-06337.




                                   accessor 90